UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

October 31, 2009

Columbia California Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	18

Statement of Operations	20

Statement of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	35

Federal Income Tax Information	36

Fund Governance	37

Board Consideration and Approval of Advisory Agreements	41

Summary of Management Fee Evaluation by Independent Fee Consultant	44

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund's performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multi-year lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets through November 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter 2009, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one's assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you'll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia California Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 13.76% without sales charge.

■  The fund came out slightly ahead of its benchmark, the Barclays Capital Municipal Bond Index1, but trailed the average return of its peer group, the Lipper California Municipal Debt Funds Classification.2

■  An overweight in both longer-maturity and lower-quality bonds helped the fund versus the index. We believe that an underweight in the longest-maturity (25+ years) issues and certain high-yield securities, such as tobacco bonds, detracted from results versus the peer group average.

Portfolio Management

Kimberly A. Campbell has managed the fund since 2009 and has been associated with the advisor or its predecessors since 1995.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/09

+13.76%

Class A shares (without sales charge)

+13.60%

Barclays Capital Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia California Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2009

■  After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■  As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JP Morgan Index

After a deep and difficult recession, the U.S. economy appeared to regain its footing midway through the 12-month period that began November 1, 2008 and ended October 31, 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.8%, primarily on the strength of federal government stimulus spending. Now, hopes for a sustained recovery likely depend on a rebound in consumer spending and a shift from cost cuts to revenue gains to keep business profits moving higher.

The housing market showed some signs of improvement. Construction spending declined during most of the period, but turned slightly higher in August and September. New and existing home sales were weak in the first half of the period, but increased in the second half. However, new home sales took a surprise dip late in the period, as did housing starts, as the deadline for a generous first-time homebuyer tax credit neared. An extension of the credit into mid-2010 and an expansion of eligibility requirements, which were recently signed into law, renewed hopes for a sustained rebound in housing.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate to 10.2% and wiping out all of the jobs gained since the last recession. However, the pace of job losses slowed markedly by the period's end, from 533,000 jobs lost in November 2008 to 190,000 jobs lost in October 2009. Yet, prospects appear dim for a quick recovery in the labor markets. In fact, consumer confidence, as measured monthly by the Conference Board, an independent research organization, took a dive in August and September. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets.

Manufacturing activity slowed through the first half of the period, but a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained there for the remainder of the period. Any number above 50 indicates that manufacturing activity is expanding. However, several other key manufacturing indicators soured in October. Industrial production declined and manufacturing capacity utilization stalled after several months of modest improvement.

Consumer spending registered both ups and downs during the 12-month period, and the trend at the end of the period was hard to read because of the impact of the federal Cash for Clunkers program, which boosted auto sales. Spending rose sharply in August, then fell in September. New rigorous lending standards severely limited access to credit for business and consumers alike, and further hampered economic growth. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate—the federal funds rate—to between zero and 0.25%—a record low. In light of continued uncertainty about the economy, the Fed made no further change to the federal funds rate during the period.

Bonds outperformed domestic stocks

As investors sought refuge from a volatile stock market, the highest-quality sectors of the U.S. bond market delivered solid gains during the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized, Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the period at just under 4.0%, declined to 2.2% in December 2008, then rose to end the

2

Economic Update (continued) – Columbia California Tax-Exempt Fund period at 3.4%. In this environment, the Barclays Capital Aggregate Bond Index1 returned 13.79%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index2 returned 13.60%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index3 returned 36.47%.

Stocks retreated, then rebounded

Against a strengthening economic backdrop, the U.S. stock market returned 9.80% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large and small-cap stocks and growth outperformed value by a solid margin, as measured by their respective Russell indices.5 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 27.71% (in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 64.13% (in U.S. dollars), led by strong gains from China, India, Indonesia, Colombia and Brazil.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

3The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

7The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

3

Performance Information – Columbia California Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.86
Class B	1.61
Class C	1.61
Class Z	0.62

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 11/01/99 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/99 – 10/31/09 ($)

Sales charge	without	with
Class A	16,747	15,951
Class B	15,547	15,547
Class C	16,013	16,013
Class Z	16,910	n/a

Average annual total return as of 10/31/09 (%)

Share class	A		B		C		Z
Inception	06/16/86		08/04/92		08/01/97		09/19/05
Sales charge	without	with	without	with	without	with	without
1-year	13.76	8.35	12.92	7.92	13.25	12.25	14.03
5-year	3.28	2.28	2.51	2.17	2.81	2.81	3.48
10-year	5.29	4.78	4.51	4.51	4.82	4.82	5.39

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	15.08	9.61	14.23	9.23	14.56	13.56	15.35
5-year	4.19	3.18	3.42	3.07	3.72	3.72	4.39
10-year	5.46	4.95	4.68	4.68	4.99	4.99	5.56

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns shown for the fund's Class Z shares include the returns of the fund's Class A shares for periods prior to September 19, 2005, the date on which the fund's Class Z shares were first offered. The returns shown have been adjusted to reflect the fact that Class Z shares are sold without sales charges. The returns shown have not been adjusted to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z and Class A shares of the fund. If differences in expenses had been reflected, the returns shown for Class Z shares for periods prior to September 19, 2005 would have been higher.

4

Understanding Your Expenses – Columbia California Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,058.00	1,020.97	4.36	4.28	0.84
Class B	1,000.00	1,000.00	1,054.00	1,017.19	8.23	8.08	1.59
Class C	1,000.00	1,000.00	1,055.60	1,018.70	6.68	6.56	1.29
Class Z	1,000.00	1,000.00	1,059.20	1,022.18	3.11	3.06	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia California Tax-Exempt Fund

For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 13.76% without sales charge, compared to 13.60% for the Barclays Capital Municipal Bond Index. Over the same period, the fund fell shy of the average return of its peer group, the Lipper California Municipal Debt Funds Category, which was 13.85%. An overweight in 10- to 20-year bonds, good security selection among 25- to 30-year issues and an underweight in bonds with one- to five-year maturities aided results versus the index. An overweight in lower-quality, BBB-rated bonds, as well as good security selection among AA- and AAA-rated bonds and in the hospital sector, were also helpful. An underweight in state general obligation (GO) bonds, which rallied after the legislature passed a new budget in July 2009, hampered returns versus the index. We believe the fund lagged the average fund in its peer group because it had less exposure to bonds with maturities of 25 years or more and less exposure to some high-yield sectors, such as tobacco, both of which were strong performers.

Strongest returns from longer-maturity and lower-quality issues

During the first half of the period, the economy slowed dramatically, unemployment rose, housing prices weakened and stock prices plunged. Municipal bonds faced added pressure as institutional investors sold longer-maturity, high-grade issues, causing yields to rise and bond prices to fall. By late 2008, yields on 10-year high-grade municipal issues had reached roughly 140% of yields on comparable maturity treasury notes. This yield advantage attracted the attention of individual investors, who remained strong buyers for the rest of the period. New municipal issuance, however, remained light, as liquidity dried up and municipal bond insurers suffered credit-rating downgrades that increased the cost for issuers coming to market.

The economic outlook improved in the spring of 2009, thanks to government stimulus measures and low short-term interest rates. Bond investors began taking on added risk to obtain more yield, boosting returns on long-term bonds, especially those with maturities of 20 years or more, as well as lower-quality issues, both of which posted strong returns for the year. New issuance of longer-term municipal bonds remained limited due, in part, to the introduction of Build America bonds, which allow municipalities to sell taxable issues and collect a 35% subsidy from the federal government to help offset the cost increase relative to tax-exempt issues.

Shift toward longer maturities and more yield

Throughout the year, the fund favored intermediate- and longer-maturity securities. As long-term yields rose, we added to our stake in bonds with maturities of 20 years or more, and sold issues with maturities of 10 years or less. In terms of credit quality, we remained focused on medium- to high-quality issues, with roughly 80% of the fund's assets invested in bonds rated A or higher. Our AAA stake, however, declined, as insurer downgrades affected the underlying credit quality of some of the fund's highest-quality issues. Later in the period, we began adding yield by selectively buying some lower-quality issues. At period end, about 12% of the fund's assets were invested in BBB-rated bonds and another 9% in non-rated issues.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/09 ($)

Class A	7.30
Class B	7.30
Class C	7.30
Class Z	7.30

Distributions declared per share

11/01/08 – 10/31/09 ($)

Class A	0.31
Class B	0.26
Class C	0.28
Class Z	0.33

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.01 per share of taxable realized gains.

30-day SEC yields

as of 10/31/09 (%)

Class A	3.64
Class B	3.05
Class C	3.36
Class Z	4.07

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/09 (%)

Class A	6.26
Class B	5.24
Class C	5.79
Class Z	7.00

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0% and a California state income tax rate of 10.55%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

6

Portfolio Manager's Report (continued) – Columbia California Tax-Exempt Fund

Top 5 sectors

as of 10/31/09 (%)

Refunded/Escrowed	14.7
Local General Obligations	12.5
Special Property Tax	11.0
Water/Sewer	9.9
Local Appropriated	8.5

Quality breakdown

as of 10/31/09 (%)

AAA	21.4
AA	24.5
A	33.4
BBB	11.7
BB	0.3
Non-rated	8.7

Maturity breakdown

as of 10/31/09 (%)

0-1 year	0.1
1-3 years	1.1
3-5 years	8.5
5-7 years	4.1
7-10 years	14.0
10-15 years	23.1
15-20 years	13.1
20-25 years	12.2
25 years and over	21.5
Cash & Equivalents	2.3

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Challenges facing California's economy

California has not had an easy road. Tax revenues have been hurt by weakness in the consumer, technology and construction sectors. Personal income tax receipts have decreased as unemployment climbed above the national average, and a declining stock market has had a particularly negative impact on tax revenues from the state's wealthiest taxpayers. A fragile housing market has caused added stress. Amidst these problems, the state's credit rating was downgraded from A1/A+ to BAA1/A. Although the outlook for near-term economic growth remains challenging, we expect the state to benefit longer term from a diverse economic base. We are also encouraged that the legislature and governor were able to reach an agreement to eliminate the budget deficit for fiscal year 2010 and have commissioned studies to address shortcomings in the state's tax structure.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

7

Investment Portfolio – Columbia California Tax-Exempt Fund

October 31, 2009

Municipal Bonds – 96.6%
	Par ($)	Value ($)
Education – 6.9%
Education – 6.5%
CA Educational Facilities Authority
California College of Arts,
Series 2005: 5.000% 06/01/26	1,000,000	853,580
5.000% 06/01/35	1,500,000	1,195,980
California Lutheran University,
Series 2008, 5.750% 10/01/38	3,000,000	2,978,910
Loyola Marymount University,
Series 2001, Insured: NPFGC (a) 10/01/15	1,265,000	994,379
University of Redlands,
Series 2008 A, 5.125% 08/01/38	1,750,000	1,643,600
University of Southern California:
Series 2007 A, 4.500% 10/01/33	4,500,000	4,276,485
Series 2009, 5.000% 10/01/39	1,425,000	1,465,213
Woodbury University,
Series 2006, 5.000% 01/01/25	1,830,000	1,545,636
CA Statewide Communities Development Authority
San Francisco Art Institute,
Series 2002, 7.375% 04/01/32	1,750,000	1,396,465
CA University
Series 2007,
Insured: FSA 4.500% 05/15/35	4,000,000	3,790,520
Series 2009 A,
6.000% 11/01/40	2,000,000	2,138,260
Series 2009 O,
5.250% 05/15/39	4,000,000	4,202,040
Education Total		26,481,068
Prep School – 0.4%
CA Statewide Communities Development Authority
Crossroads School for Arts & Sciences,
Series 1998, 6.000% 08/01/28 (b)	1,645,000	1,541,184
Prep School Total		1,541,184
Education Total		28,022,252

	Par ($)	Value ($)
Health Care – 8.3%
Hospitals – 8.3%
CA Health Facilities Financing Authority
Catholic Healthcare West:
Series 2004 I, 4.950% 07/01/26 (07/01/14) (c)(d)	1,000,000	1,052,670
Series 2009 A, 6.000% 07/01/39	1,000,000	1,045,410
Cedars-Sinai Medical Center,
Series 2005: 5.000% 11/15/27	1,500,000	1,500,735
5.000% 11/15/34	2,500,000	2,350,450
Kaiser Permanante,
Series 2006, 5.250% 04/01/39	2,000,000	1,899,520
Series 2009 E,
5.625% 07/01/25 (e)	1,125,000	1,159,132
Sutter Health,
Series 2042 A,
5.000% 11/15/42	3,000,000	2,755,560
CA Infrastructure & Economic Development Bank
Kaiser Assistance Corp.,
Series 2001 A, 5.550% 08/01/31	2,500,000	2,512,350
CA Kaweah Delta Health Care District
Series 2006,
4.500% 06/01/34	3,500,000	2,883,895
CA Loma Linda Hospital
Loma Linda, University Medical Center,
Series 2005, 5.000% 12/01/22	6,155,000	5,550,333
CA Municipal Finance Authority
Community Hospital Center,
Series 2007, 5.250% 02/01/37	2,500,000	2,243,500
CA Rancho Mirage Joint Powers Financing Authority
Eisenhower Medical Center,
Series 2007 A, 5.000% 07/01/47	2,500,000	2,237,875
CA Sierra View Local Health Care District
Series 2007,
5.250% 07/01/37	1,500,000	1,350,750

See Accompanying Notes to Financial Statements.

8

Columbia California Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Statewide Communities Development Authority
Kaiser Permanente,
Series 2007 A, 4.750% 04/01/33	2,000,000	1,801,300
CA Turlock Health Facility
Emanuel Medical Center, Inc.:
Series 2004, 5.000% 10/15/13	940,000	945,537
Series 2007 A, 5.000% 10/15/22	2,780,000	2,465,304
Hospitals Total		33,754,321
Health Care Total		33,754,321
Housing – 1.1%
Multi-Family – 0.4%
CA Statewide Communities Development Authority
Oracle Communities Corp.,
Series 2002 E-1, 5.375% 07/01/32	2,000,000	1,581,760
Multi-Family Total		1,581,760
Single-Family – 0.7%
CA Housing Finance Agency
Series 1997 B-3 Class I, AMT,
Insured: FHA 5.400% 08/01/28	450,000	450,238
Series 2006 K, AMT,
4.625% 08/01/26	2,500,000	2,168,300
CA Rural Home Mortgage Finance Authority
Series 1997 A-2, AMT,
Guarantor: GNMA 7.000% 09/01/29	30,000	30,437
Series 1998 B-5, AMT,
Guarantor: FNMA 6.350% 12/01/29	50,000	52,892
Series 2000 B, AMT,
Guarantor: FNMA 7.300% 06/01/31	40,000	41,081
Series 2000 D, AMT,
Guarantor: GNMA 7.100% 06/01/31	35,000	35,858
Single-Family Total		2,778,806
Housing Total		4,360,566

	Par ($)	Value ($)
Industrials – 1.0%
Oil & Gas – 1.0%
CA M-S-R Energy Authority
Series 2009,
7.000% 11/01/34	1,000,000	1,123,040
CA Southern California Public Power Authority
Series 2007,
5.000% 11/01/33	3,385,000	3,110,273
Oil & Gas Total		4,233,313
Industrials Total		4,233,313
Other – 16.9%
Other – 0.8%
CA Infrastructure & Economic Development Bank
Walt Disney Family Museum,
Series 2008, 5.250% 02/01/38	3,050,000	3,005,562
Other Total		3,005,562
Refunded/Escrowed (f) – 14.7%
CA Central Unified School District
Series 1993,
Escrowed to Maturity, Insured: AMBAC (a) 03/01/18	20,065,000	14,954,043
CA East Whittier City School District
Series 1997 A,
Escrowed to Maturity, Insured: FGIC 5.750% 08/01/17	1,675,000	1,915,932
CA Educational Facilities Authority
Series 1999 B,
Pre-refunded 04/01/09, 5.250% 04/01/24	70,000	71,592
Series 2000 B,
Pre-refunded 06/01/10, 6.625% 06/01/20	170,000	177,665
CA Health Facilities Financing Authority
Kaiser Permanente,
Series 1998 A, Escrowed to Maturity, Insured: FSA 5.000% 06/01/24	3,000,000	3,039,720

See Accompanying Notes to Financial Statements.

9

Columbia California Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Infrastructure & Economic Development Bank Revenue
Series 2003 A,
Pre-refunded 07/01/26, Insured: AMBAC 5.125% 07/01/37	4,275,000	5,062,925
CA Inland Empire Solid Waste Financing Authority
Series 1996 B, AMT,
Escrowed to Maturity, Insured: FSA 6.250% 08/01/11	875,000	918,514
CA Metropolitan Water District of Southern California
Series 1993 A,
Escrowed to Maturity, 5.750% 07/01/21	2,865,000	3,376,947
CA Morgan Hill Unified School District
Series 2002,
Escrowed to Maturity, Insured: FGIC (a) 08/01/21	2,010,000	1,252,532
CA Pleasanton-Suisun City Home Financing Authority
Series 1984 A,
Escrowed to Maturity, Insured: NPFGC (a) 10/01/16	5,270,000	4,242,772
CA Pomona
Single Family Mortgage Revenue,
Series 1990 B, Escrowed to Maturity, Guarantor: GNMA 7.500% 08/01/23	1,000,000	1,309,000
CA Redding Electric Systems Revenue
Series 1992 A, IFRN,
Escrowed to Maturity, Insured: NPFGC 11.245% 07/01/22 (11/17/09) (c)(d)	510,000	670,211
CA Riverside County
Series 1989 A, AMT,
Escrowed to Maturity, Guarantor: GNMA 7.800% 05/01/21	2,500,000	3,469,175
CA San Joaquin Hills Transportation Corridor Agency
Series 1993,
Escrowed to Maturity, (a) 01/01/20	15,400,000	10,470,460

	Par ($)	Value ($)
CA San Jose Redevelopment Agency
Series 1993,
Escrowed to Maturity, Insured: NPFGC
6.000% 08/01/15	1,405,000	1,690,791
CA Southern California Public Power Authority
Series 2003 A-1,
Pre-refunded 07/01/13, Insured: AMBAC 5.000% 07/01/25	1,000,000	1,130,610
CA State Department of Water Resources
Series 2001,
Escrowed to Maturity, Insured: FSA 5.500% 12/01/14	10,000	11,776
CA State
Series 2000:
Pre-refunded 05/01/10, 5.625% 05/01/26	60,000	62,186
Pre-refunded 09/01/10, Insured: FGIC 5.250% 09/01/30	155,000	161,242
Series 2004,
Pre-refunded 02/01/14, 5.000% 02/01/33	1,000,000	1,133,620
CA Whisman School District
Series 1996 A,
Escrowed to Maturity, Insured: FGIC (a) 08/01/16	1,645,000	1,335,016
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1989 O,
Pre-refunded variable dates beginning 07/01/15, (a) 07/01/17	2,490,000	1,853,631
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2000 A,
Economically Defeased to Maturity, 5.500% 10/01/32	1,500,000	1,586,520
Refunded/Escrowed Total		59,896,880
Tobacco – 1.4%
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1,
5.000% 06/01/33	7,500,000	5,695,200
Tobacco Total		5,695,200
Other Total		68,597,642

See Accompanying Notes to Financial Statements.

10

Columbia California Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Resource Recovery – 1.0%
Disposal – 1.0%
CA Pollution Control Financing Authority
Waste Management,
Series 2002 A, AMT, 5.000% 01/01/22	2,000,000	1,908,560
CA Statewide Communities Development Authority
Series 2003 A, AMT,
4.950% 12/01/12	2,000,000	2,079,680
Disposal Total		3,988,240
Resource Recovery Total		3,988,240
Tax-Backed – 40.4%
Local Appropriated – 8.5%
CA Alameda County
Series 1989,
Insured: NPFGC (a) 06/15/14	2,185,000	1,847,243
CA Anaheim Public Financing Authority
Series 1997 C,
Insured: FSA 6.000% 09/01/14	3,500,000	4,017,965
Series 2007 A-1,
Insured: FGIC 4.250% 09/01/35	3,500,000	2,928,870
CA Antelope Valley East-Kern Water Agency
Certificates of Participation,
Series 2007 A-1, Insured: FGIC 4.375% 06/01/37	2,500,000	2,177,075
CA Bodega Bay Fire Protection District
Certificates of Participation,
Series 1996, 6.450% 10/01/31	1,185,000	1,056,700
CA Los Angeles County Schools
Regionalized Business Services Corp.,
Series 1999 A, Insured: AMBAC: (a) 08/01/16	1,945,000	1,403,026
(a) 08/01/17	1,980,000	1,331,511
CA Modesto
Certificates of Participation,
Series 1993 A, Insured: AMBAC 5.000% 11/01/23	2,235,000	2,099,827

	Par ($)	Value ($)
CA Oakland Joint Powers Financing Authority
Series 2008 B,
Insured: AGO 5.000% 08/01/22	3,000,000	3,095,280
CA Pico Rivera Public Financing Authority
Series 2009,
5.500% 09/01/31	1,500,000	1,515,780
CA Sacramento City Financing Authority
Series 1993 A,
Insured: AMBAC 5.375% 11/01/14	1,100,000	1,158,729
CA San Joaquin County
Certificates of Participation,
Series 1993, Insured: NPFGC 5.500% 11/15/13	1,750,000	1,788,605
CA Santa Ana Financing Authority
Series 1994 A,
Insured: NPFGC 6.250% 07/01/18	6,035,000	6,685,271
CA Victor Elementary School District
Series 1996,
Insured: NPFGC 6.450% 05/01/18	3,345,000	3,667,926
Local Appropriated Total		34,773,808
Local General Obligations – 12.5%
CA Cabrillo Unified School District
Series 1996 A,
Insured: AMBAC (a) 08/01/15	3,000,000	2,361,180
CA Central Valley School District Financing Authority
Series 1998 A,
Insured: NPFGC 6.450% 02/01/18	1,000,000	1,131,370
CA Coast Community College District
Series 2005,
Insured: NPFGC (a) 08/01/22	4,000,000	2,021,680
CA Corona-Norco Unified School District
Series 2001 C,
Insured: NPFGC (a) 09/01/17	1,000,000	697,370

See Accompanying Notes to Financial Statements.

11

Columbia California Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Culver City School Facilities Financing Authority
Series 2005,
Insured: FSA: 5.500% 08/01/25	655,000	763,095
5.500% 08/01/26	1,750,000	2,051,682
CA East Side Union High School District Santa Clara County
Series 2003 B,
Insured: NPFGC 5.250% 08/01/26	2,010,000	2,064,089
CA Fillmore Unified School District
Series 1997 A,
Insured: NPFGC (a) 07/01/17	650,000	457,399
CA Golden West Schools Financing Authority
Placentia Yorba Linda Unified,
Series 2006, Insured: AMBAC 5.500% 08/01/24	1,825,000	2,070,846
CA Grossmont Union High School District
Series 2006,
Insured: NPFGC (a) 08/01/28	5,000,000	1,626,200
CA Jefferson Union High School District
Series 2000 A,
Insured: NPFGC 6.450% 08/01/25	1,000,000	1,163,860
CA Lafayette
Series 2002,
5.125% 07/15/25	1,995,000	2,082,501
CA Las Virgenes Unified School District
Series 1997 C,
Insured: FGIC (a) 11/01/20	1,205,000	697,815
CA Manteca Unified School District
Series 2006,
Insured: NPFGC (a) 08/01/32	5,440,000	1,316,480
CA New Haven Unified School District
Series 2002,
Insured: FSA 12.000% 08/01/17	1,565,000	2,441,400
CA Oxnard Union High School District
Series 2001 A,
Insured: NPFGC 5.650% 02/01/17	960,000	1,042,003

	Par ($)	Value ($)
CA Poway Unified School District
Series 2009 A,
(a) 08/01/24	6,770,000	2,935,133
CA Redwood City Elementary School District
Series 1997,
Insured: NPFGC (a) 08/01/18	2,385,000	1,550,083
CA Rocklin Unified School District
Series 1995 C,
Insured: NPFGC (a) 07/01/20	6,920,000	4,203,692
CA San Marino Unified School District
Series 1998 B,
5.000% 06/01/23	1,000,000	1,120,520
CA San Mateo County Community College
Series 2006 C,
Insured: NPFGC (a) 09/01/26	1,925,000	799,472
CA San Mateo Union High School District
Series 2000 B,
Insured: NPFGC (a) 09/01/26	4,005,000	1,559,827
CA Santa Margarita - Dana Point Authority
Series 1994 B,
Insured: NPFGC 7.250% 08/01/13	2,000,000	2,288,420
CA Saratoga
Series 2001,
Insured: NPFGC 5.250% 08/01/31	2,000,000	2,052,100
CA Simi Valley Unified School District
Series 1997,
Insured: AMBAC 5.250% 08/01/22	925,000	916,027
CA South San Francisco Unified School District
Series 2006,
Insured: NPFGC 5.250% 09/15/22	1,500,000	1,749,450
CA Tahoe-Truckee Unified School District
No. 1-A,
Series 1999, Insured: FGIC (a) 08/01/23	3,780,000	1,752,748
No. 2-A,
Series 1999, Insured: FGIC (a) 08/01/24	2,965,000	1,285,476

See Accompanying Notes to Financial Statements.

12

Columbia California Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Union Elementary School District
Series 1999 A,
Insured: NPFGC (a) 09/01/19	1,750,000	1,089,445
CA West Contra Costa Unified School District
Series 2001 A,
Insured: NPFGC 5.600% 02/01/20	1,610,000	1,615,571
CA West Covina Unified School District
Series 2002 A,
Insured: NPFGC 5.250% 02/01/19	725,000	763,041
CA Yuba City Unified School District
Series 2000,
Insured: NPFGC (a) 09/01/20	2,385,000	1,351,198
Local General Obligations Total		51,021,173
Special Non-Property Tax – 2.0%
CA San Diego Redevelopment Agency
Series 2001,
Insured: FSA (a) 09/01/20	3,630,000	2,100,427
CA San Francisco Bay Area Rapid Transit Financing Authority
Series 2005 A,
Insured: NPFGC 4.250% 07/01/25	2,000,000	1,952,900
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1998 A,
Insured: NPFGC 4.750% 07/01/38	2,250,000	1,984,252
Series 2006 BB,
Insured: FSA 5.250% 07/01/22	2,000,000	2,141,520
Special Non-Property Tax Total		8,179,099
Special Property Tax – 11.0%
CA Carson Improvement Bond Act 1915
Series 1992,
7.375% 09/02/22	120,000	119,933
CA Cerritos Public Financing Authority
Los Coyotes Redevelopment,
Series 1993 A, Insured: AMBAC 6.500% 11/01/23	2,000,000	2,265,960

	Par ($)	Value ($)
CA Elk Grove Unified School District
Community Facilities District No. 1,
Series 1995 A, Insured: AMBAC: (a) 12/01/18	2,720,000	1,578,280
6.500% 12/01/24	4,055,000	4,227,459
CA Inglewood Redevelopment Agency
Series 1998 A,
Insured: AMBAC 5.250% 05/01/23	1,000,000	964,540
CA Lancaster Financing Authority
Series 2003,
Insured: NPFGC 5.125% 02/01/17	1,270,000	1,327,201
CA Long Beach Bond Finance Authority
Series 2006 C,
Insured: AMBAC 5.500% 08/01/31	3,250,000	3,023,897
CA Los Angeles Community Redevelopment Agency
Series 1998 C,
Insured: NPFGC 5.375% 07/01/18	1,665,000	1,729,136
CA Los Angeles County Public Works Financing Authority
J.F. Shea Co.,
Series 1996 A, Insured: FSA 5.500% 10/01/18	2,485,000	2,798,582
CA Oakdale Public Financing Authority
Central City Redevelopment Project,
Series 2004, 5.375% 06/01/33	1,500,000	1,281,690
CA Oakland Redevelopment Agency
Series 1992,
Insured: AMBAC 5.500% 02/01/14	6,955,000	7,024,620
CA Oceanside Community Facilities
Ocean Ranch Corp.,
Series 2004, 5.875% 09/01/34	1,000,000	832,640
CA Orange County Community Facilities District
Ladera Ranch,
Series 2004 A, 5.625% 08/15/34	850,000	770,533

See Accompanying Notes to Financial Statements.

13

Columbia California Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Rancho Cucamonga Redevelopment Agency
Series 2007 A,
Insured: NPFGC 5.000% 09/01/34	1,000,000	890,520
CA Redwood City Community Facilities District No. 1
Series 2003 B,
5.950% 09/01/28	750,000	645,810
CA Riverside County Public Financing Authority
Series 1991 A,
8.000% 02/01/18	20,000	20,139
CA San Bernardino Joint Powers Financing Authority
Series 1998 A,
Insured: AMBAC 5.750% 07/01/14	985,000	1,056,826
Series 2005 A,
Insured: FSA 5.750% 10/01/24	2,420,000	2,737,577
CA San Francisco City & County Redevelopment Agency
Series 2009 C,
6.500% 08/01/39	1,000,000	1,039,390
Series 2009,
6.500% 08/01/32	500,000	526,495
CA San Jose Redevelopment Agency
Series 1993,
Insured: NPFGC 6.000% 08/01/15	2,790,000	3,091,097
CA Sulphur Springs Unified School District
Series 2002-1-A,
6.000% 09/01/33	1,500,000	1,258,770
CA West Covina Redevelopment Agency
Series 1996,
6.000% 09/01/17	5,000,000	5,643,350
Special Property Tax Total		44,854,445
State Appropriated – 1.9%
CA Public Works Board
Department of Mental Health,
Coalinga State Hospital, Series 2004 A, 5.500% 06/01/19	1,500,000	1,553,985
Various State Prisons Projects,
Series 1993 A, Insured: AMBAC 5.000% 12/01/19	6,000,000	5,986,800
State Appropriated Total		7,540,785

	Par ($)	Value ($)
State General Obligations – 4.5%
CA State
Series 2000,
5.625% 05/01/26	160,000	163,067
Series 2003,
5.250% 02/01/20	1,250,000	1,312,813
Series 2005,
4.625% 05/01/29	2,000,000	1,793,800
Series 2006,
4.500% 10/01/36	2,500,000	2,101,575
Series 2007,
4.500% 08/01/26	2,500,000	2,315,725
Series 2008,
5.000% 08/01/34	2,500,000	2,337,600
Series 2009,
6.000% 04/01/35	4,000,000	4,247,960
PR Commonwealth of Puerto Rico
Series 2004 A:
5.250% 07/01/21	2,000,000	1,979,240
5.250% 07/01/22	2,000,000	1,977,980
State General Obligations Total		18,229,760
Tax-Backed Total		164,599,070
Transportation – 4.0%
Air Transportation – 0.0%
CA Statewide Communities Development Authority
United Airlines, Inc.,
Series 2001, 07/01/39 (g)	2,000,000	80,000
Air Transportation Total		80,000
Airports – 1.4%
CA County of Orange
Series 2009 A,
5.250% 07/01/39	2,500,000	2,486,775
CA County of Sacramento
Series 2008 B, AMT,
Insured: FSA 5.250% 07/01/39	1,000,000	941,990
CA San Diego County Regional Airport Authority
Series 2005, AMT,
Insured: AMBAC 5.250% 07/01/20	750,000	758,805
CA San Francisco City & County Airports Commission
Series 2008 34E, AMT,
Insured: FSA 5.750% 05/01/25	1,500,000	1,555,065
Airports Total		5,742,635

See Accompanying Notes to Financial Statements.

14

Columbia California Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Toll Facilities – 2.0%
CA Bay Area Toll Authority
Series 2008 F-1,
5.125% 04/01/47	2,500,000	2,542,625
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A,
Insured: NPFGC 5.000% 01/01/35	2,000,000	1,705,000
Series 1999,
5.750% 01/15/40	4,000,000	3,649,920
Toll Facilities Total		7,897,545
Transportation – 0.6%
CA Los Angeles Harbor Department
Series 2009 B,
5.250% 08/01/39	2,500,000	2,584,650
Transportation Total		2,584,650
Transportation Total		16,304,830
Utilities – 17.0%
Investor Owned – 1.8%
CA Chula Vista Industrial Development Authority
San Diego Gas & Electric Co.:
Series 1996 B, AMT, 5.500% 12/01/21	2,000,000	2,046,000
Series 2004 D,
5.875% 01/01/34	1,000,000	1,078,590
Series 2005 D, AMT,
5.000% 12/01/27	3,500,000	3,259,165
CA Pollution Control Financing Authority
San Diego Gas & Electric Co.,
Series 1996 A, Insured: AMBAC 5.900% 06/01/14	1,000,000	1,111,130
Investor Owned Total		7,494,885
Joint Power Authority – 1.7%
CA Infrastructure & Economic Development Bank
CA Independent System Operator Corp.,
Series 2009 A, 6.250% 02/01/39	2,000,000	2,123,440
CA Southern California Public Power Authority
Series 1989,
6.750% 07/01/13	4,000,000	4,676,600
Joint Power Authority Total		6,800,040

	Par ($)	Value ($)
Municipal Electric – 3.6%
CA Los Angeles Department of Water & Power
Series 2008,
5.250% 07/01/38	1,750,000	1,840,685
CA Modesto Irrigation District
Certificates of Participation,
Series 2004 B, 5.500% 07/01/35	2,000,000	2,106,900
CA Sacramento Municipal Utility District
Series 1993 G,
Insured: NPFGC 6.500% 09/01/13	1,500,000	1,648,590
Series 1997 K,
Insured: AMBAC: 5.250% 07/01/24	2,220,000	2,425,816
5.700% 07/01/17	1,900,000	2,150,800
Series 2001 N,
Insured: NPFGC 5.000% 08/15/28	2,000,000	2,002,220
CA Tuolumne Wind Project Authority
Series 2009 A,
5.625% 01/01/29	1,000,000	1,057,500
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2008 WW,
5.000% 07/01/28	1,500,000	1,476,645
Municipal Electric Total		14,709,156
Water & Sewer – 9.9%
CA Big Bear Lake
Series 1996,
Insured: NPFGC 6.000% 04/01/15	1,350,000	1,507,316
CA Chino Basin Regional Financing Authority
Inland Empire Utilities Agency,
Series 2008 A, Insured: AMBAC 5.000% 11/01/38	2,000,000	1,908,780
CA City of Los Angeles
Series 2009 A,
5.000% 06/01/39	4,000,000	4,107,120
CA Contra Costa Water District
Series 2002 L,
Insured: FSA 5.000% 10/01/24	1,920,000	1,979,117

See Accompanying Notes to Financial Statements.

15

Columbia California Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Eastern Municipal Water District
Certificates of Participation,
Series 1991, Insured: FGIC 6.750% 07/01/12	775,000	835,094
CA Elsinore Valley Municipal Water District
Certificates of Participation,
Series 1992 A, Insured: FGIC 6.000% 07/01/12	2,500,000	2,625,300
CA Lodi Wastewater Systems Revenue
Series 2007 A,
Insured: FSA 5.000% 10/01/37	1,250,000	1,224,150
CA Los Angeles Department of Water & Power
Series 2001 A:
5.000% 10/01/29	4,000,000	3,853,280
5.125% 07/01/41	3,000,000	3,014,790
Insured: FGIC
5.125% 07/01/41	3,000,000	3,013,830
CA Manteca Financing Authority
Series 2003 B,
Insured: NPFGC 5.000% 12/01/33	575,000	535,762
CA Metropolitan Water District of Southern California
Series 1993 A,
5.750% 07/01/21	3,635,000	4,275,850
CA Pico Rivera Water Authority
Series 1999 A,
Insured: NPFGC 5.500% 05/01/29	2,000,000	2,208,360
CA San Diego Public Facilities Financing Authority
Series 2009 B,
5.375% 08/01/34	2,000,000	2,102,900
Series 2009,
5.250% 05/15/39	3,000,000	3,048,540
CA Santa Clara Valley Water District
Series 2006,
Insured: FSA 4.250% 06/01/30	2,500,000	2,394,550
CA Santa Maria Water & Wastewater
Series 1997 A,
Insured: AMBAC (a) 08/01/14	2,000,000	1,672,360
Water & Sewer Total		40,307,099
Utilities Total		69,311,180
Total Municipal Bonds (cost of $381,766,525)		393,171,414

Municipal Preferred Stock – 0.4%
	Shares	Value ($)
Housing – 0.4%
Multi-Family – 0.4%
Munimae TE Bond Subsidiary LLC
Series 2004 A-2,
4.900% 06/30/49 (h)	2,000,000	1,601,940
Multi-Family Total		1,601,940
Housing Total		1,601,940
Total Municipal Preferred Stock (cost of $2,000,000)		1,601,940
Investment Companies – 1.6%
Columbia California Tax-Exempt
Reserves, Capital Class (7 day yield of 0.160%) (i)(j)	3,256,484	3,256,484
Dreyfus Municipal Cash
Management Plus (7 day yield of 0.210%)	3,461,896	3,461,896
Total Investment Companies (cost of $6,718,380)		6,718,380
Short-Term Obligation – 0.0%
	Par ($)
Variable Rate Demand Note (k) – 0.0%
CA Department of Water Resources
Power Supply Revenue
Series 2005 F-2, LOC: JPMorgan Chase Bank, LOC: Societe Generale 0.180% 05/01/20 (11/02/09) (d)	100,000	100,000
Total Short-Term Obligation (cost of $100,000)		100,000
Total Investments – 98.6% (cost of $390,584,905) (l)		401,591,734
Other Assets & Liabilities, Net – 1.4%		5,553,143
Net Assets – 100.0%		407,144,877

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At October 31, 2009, the value of this security amounted to $1,541,184 which represents 0.4% of net assets. Additional information on this restricted security is as follows

Security	Acquisition Date	Acquisition Cost
CA Statewide Communities Development Authority; Crossroads School for Arts & Sciences, Series 1998, 6.000% 08/01/28	08/21/98	$1,750,000

See Accompanying Notes to Financial Statements.

16

Columbia California Tax-Exempt Fund

October 31, 2009

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2009.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  Security purchased on a delayed delivery basis.

(f)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(g)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(h)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the value of this security, which is not illiquid, amounted to $1,601,940 which represents 0.4% of net assets.

(i)  Investments in affiliates during the year ended October 31, 2009:

  Security name: Columbia California Tax-Exempt Reserves, Capital Class (7 day yield of 0.160%)

Shares as of 10/31/08:	—
Shares purchased:	61,736,560
Shares sold:	(58,480,076)
Shares as of 10/31/09:	3,256,484
Net realized gain/loss:	$—
Dividend income earned:	$18,512
Value at end of period:	$3,256,484

(j)  Money market mutual fund registered under the Investment Company Act of 1940, as amended and advised by Columbia Management Advisors, LLC.

(k)  This security is payable upon demand and is secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflects the rate as of October 31, 2009.

(l)  Cost for federal income tax purposes is $390,429,472.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$393,171,414	$—	$393,171,414
Total Municipal Preferred Stock	—	1,601,940	—	1,601,940
Total Investment Companies	6,718,380	—	—	6,718,380
Total Short-Term Obligation	—	100,000	—	100,000
Total Investments	$6,718,380	$394,873,354	$—	$401,591,734

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	40.4
Utilities	17.0
Refunded/Escrowed	14.7
Health Care	8.3
Education	6.9
Transportation	4.0
Other	2.2
Housing	1.5
Industrials	1.0
Resource Recovery	1.0
	97.0
Investment Companies	1.6
Short-Term Obligation	0.0	*
Other Assets & Liabilities, Net	1.4
	100.0

* Represents less than 0.1%

Acronym	Name
AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

IFRN	Inverse Floating Rate Note

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities – Columbia California Tax-Exempt Fund
October 31, 2009

		($)
Assets	Unaffiliated investments, at identified cost	387,328,421
	Affiliated investments, at identified cost	3,256,484
	Total investments, at identified cost	390,584,905
	Unaffiliated investments, at value	398,335,250
	Affiliated investments, at value	3,256,484
	Total investments, at value	401,591,734
	Cash	745
	Receivable for:
	Investments sold	2,571,590
	Fund shares sold	72,298
	Interest	5,280,808
	Expense reimbursement due from investment advisor	16,030
	Trustees' deferred compensation plan	38,382
	Prepaid expenses	1,472
	Total Assets	409,573,059
Liabilities	Payable for:
	Investments purchased on a delayed delivery basis	1,160,798
	Fund shares repurchased	119,023
	Distributions	737,462
	Investment advisory fee	176,427
	Pricing and bookkeeping fees	14,904
	Transfer agent fee	18,927
	Trustees' fees	19,626
	Custody fee	3,173
	Distribution and service fees	77,282
	Chief compliance officer expenses	65
	Trustees' deferred compensation plan	38,382
	Other liabilities	62,113
	Total Liabilities	2,428,182
	Net Assets	407,144,877
Net Assets Consist of	Paid-in capital	395,010,910
	Undistributed net investment income	291,317
	Accumulated net realized gain	835,821
	Net unrealized appreciation on investments	11,006,829
	Net Assets	407,144,877

See Accompanying Notes to Financial Statements.

18

Statement of Assets and Liabilities (continued) – Columbia California Tax-Exempt Fund
October 31, 2009

Class A	Net assets	$265,593,502
	Shares outstanding	36,389,971
	Net asset value per share	$7.30	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.30/0.9525)	$7.66	(b)
Class B	Net assets	$5,377,347
	Shares outstanding	736,730
	Net asset value and offering price per share	$7.30	(a)
Class C	Net assets	$28,927,597
	Shares outstanding	3,963,461
	Net asset value and offering price per share	$7.30	(a)
Class Z	Net assets	$107,246,431
	Shares outstanding	14,694,173
	Net asset value, offering and redemption price per share	$7.30

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

19

Statement of Operations – Columbia California Tax-Exempt Fund
For the Year Ended October 31, 2009

		($)
Investment Income	Interest	21,037,035
	Dividends	11,108
	Dividends from affiliates	18,512
	Total Investment Income	21,066,655
Expenses	Investment advisory fee	2,020,284
	Distribution fee:
	Class B	60,505
	Class C	190,050
	Service fee:
	Class A	634,301
	Class B	19,306
	Class C	60,763
	Pricing and bookkeeping fees	124,648
	Transfer agent fee	117,045
	Trustees' fees	26,608
	Custody fee	15,596
	Chief compliance officer expenses	740
	Other expenses	194,562
	Total Expenses	3,464,408
	Fees waived or expenses reimbursed by investment advisor	(73,450)
	Fees waived by distributor—Class C	(76,149)
	Expense reductions	(1,574)
	Net Expenses	3,313,235
	Net Investment Income	17,753,420
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain on:
	Investments	1,218,004
	Futures contracts	191,984
	Net realized gain	1,409,988
	Net change in unrealized appreciation (depreciation) on investments	32,648,383
	Net Gain	34,058,371
	Net Increase Resulting from Operations	51,811,791

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets – Columbia California Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	17,753,420	18,162,478
	Net realized gain on investments and futures contracts	1,409,988	1,057,499
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	32,648,383	(49,502,897)
	Net increase (decrease) resulting from operations	51,811,791	(30,282,920)
Distributions to Shareholders	From net investment income:
	Class A	(11,572,607)	(11,559,069)
	Class B	(293,974)	(442,150)
	Class C	(989,586)	(741,322)
	Class Z	(4,892,289)	(5,418,607)
	From net realized gains:
	Class A	(266,708)	(1,597,721)
	Class B	(9,730)	(89,254)
	Class C	(22,700)	(104,151)
	Class Z	(111,582)	(730,285)
	Total distributions to shareholders	(18,159,176)	(20,682,559)
	Net Capital Stock Transactions	(28,962,294)	16,332,602
	Increase from regulatory settlements	5,166	—
	Total increase (decrease) in net assets	4,695,487	(34,632,877)
Net Assets	Beginning of period	402,449,390	437,082,267
	End of period	407,144,877	402,449,390
	Undistributed net investment income at end of period	291,317	282,480

See Accompanying Notes to Financial Statements.

21

Statement of Changes in Net Assets (continued) – Columbia California Tax-Exempt Fund

	Capital Stock Activity
	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,895,993	27,313,561	8,916,823	65,274,242
Distributions reinvested	1,117,396	7,849,044	1,184,466	8,612,536
Redemptions	(7,870,780)	(54,925,863)	(8,118,611)	(58,820,520)
Net increase (decrease)	(2,857,391)	(19,763,258)	1,982,678	15,066,258
Class B
Subscriptions	61,966	433,630	145,678	1,073,625
Distributions reinvested	26,255	183,234	46,959	343,107
Redemptions	(803,739)	(5,672,592)	(876,556)	(6,424,692)
Net decrease	(715,518)	(5,055,728)	(683,919)	(5,007,960)
Class C
Subscriptions	1,423,590	9,936,545	1,651,124	12,081,252
Distributions reinvested	71,416	501,907	63,179	458,523
Redemptions	(796,791)	(5,531,093)	(670,276)	(4,878,905)
Net increase	698,215	4,907,359	1,044,027	7,660,870
Class Z
Subscriptions	2,684,063	18,895,881	4,727,932	34,922,006
Distributions reinvested	50,465	351,519	74,327	545,939
Redemptions	(4,082,983)	(28,298,067)	(5,048,600)	(36,854,511)
Net decrease	(1,348,455)	(9,050,667)	(246,341)	(1,386,566)

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.71	$7.55	$7.74	$7.59	$7.74
Income from Investment Operations:
Net investment income (a)	0.31	0.30	0.30	0.31	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.59	(0.79)	(0.16)	0.18	(0.15)
Total from investment operations	0.90	(0.49)	0.14	0.49	0.16
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.31)	(0.30)	(0.31)	(0.31)
From net realized gains	(0.01)	(0.04)	(0.03)	(0.03)	—
Total distributions to shareholders	(0.31)	(0.35)	(0.33)	(0.34)	(0.31)
Increase from regulatory settlements	— (b)	—	—	—	—
Net Asset Value, End of Period	$7.30	$6.71	$7.55	$7.74	$7.59
Total return (c)(d)	13.76%	(6.80)%	1.86%	6.61%	2.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.84%	0.84%	0.83%	0.83%	0.90%
Waiver/Reimbursement	0.02%	0.01%	0.03%	0.02%	—	%(f)
Net investment income (e)	4.38%	4.14%	3.99%	4.04%	4.00%
Portfolio turnover rate	14%	12%	12%	10%	7%
Net assets, end of period (000s)	$265,594	$263,220	$281,254	$292,740	$303,486

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.71	$7.55	$7.74	$7.59	$7.74
Income from Investment Operations:
Net investment income (a)	0.26	0.25	0.25	0.25	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	0.59	(0.80)	(0.17)	0.18	(0.15)
Total from investment operations	0.85	(0.55)	0.08	0.43	0.10
Less Distributions to Shareholders:
From net investment income	(0.25)	(0.25)	(0.24)	(0.25)	(0.25)
From net realized gains	(0.01)	(0.04)	(0.03)	(0.03)	—
Total distributions to shareholders	(0.26)	(0.29)	(0.27)	(0.28)	(0.25)
Increase from regulatory settlements	— (b)	—	—	—	—
Net Asset Value, End of Period	$7.30	$6.71	$7.55	$7.74	$7.59
Total return (c)(d)	12.92%	(7.49)%	1.10%	5.82%	1.29%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.59%	1.59%	1.58%	1.58%	1.65%
Waiver/Reimbursement	0.02%	0.01%	0.03%	0.02%	—	%(f)
Net investment income (e)	3.65%	3.38%	3.25%	3.29%	3.25%
Portfolio turnover rate	14%	12%	12%	10%	7%
Net assets, end of period (000s)	$5,377	$9,740	$16,123	$24,004	$30,327

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.71	$7.55	$7.74	$7.59	$7.74
Income from Investment Operations:
Net investment income (a)	0.28	0.27	0.27	0.27	0.27
Net realized and unrealized gain (loss) on investments and futures contracts	0.59	(0.80)	(0.16)	0.18	(0.15)
Total from investment operations	0.87	(0.53)	0.11	0.45	0.12
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)	(0.27)	(0.27)	(0.27)
From net realized gains	(0.01)	(0.04)	(0.03)	(0.03)	—
Total distributions to shareholders	(0.28)	(0.31)	(0.30)	(0.30)	(0.27)
Increase from regulatory settlements	— (b)	—	—	—	—
Net Asset Value, End of Period	$7.30	$6.71	$7.55	$7.74	$7.59
Total return (c)(d)	13.25%	(7.22)%	1.40%	6.13%	1.59%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.29%	1.29%	1.28%	1.28%	1.35%
Waiver/Reimbursement	0.32%	0.31%	0.33%	0.32%	0.30%
Net investment income (e)	3.91%	3.69%	3.54%	3.59%	3.55%
Portfolio turnover rate	14%	12%	12%	10%	7%
Net assets, end of period (000s)	$28,928	$21,899	$16,765	$16,224	$17,063

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,				Period Ended October 31,
Class Z Shares	2009	2008	2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$6.71	$7.55	$7.74	$7.59	$7.73
Income from Investment Operations:
Net investment income (b)	0.32	0.32	0.32	0.32	0.04
Net realized and unrealized gain (loss) on investments and futures contracts	0.60	(0.80)	(0.16)	0.19	(0.14)
Total from investment operations	0.92	(0.48)	0.16	0.51	(0.10)
Less Distributions to Shareholders:
From net investment income	(0.32)	(0.32)	(0.32)	(0.33)	(0.04)
From net realized gains	(0.01)	(0.04)	(0.03)	(0.03)	—
Total distributions to shareholders	(0.33)	(0.36)	(0.35)	(0.36)	(0.04)
Increase from regulatory settlements	— (c)	—	—	—	—
Net Asset Value, End of Period	$7.30	$6.71	$7.55	$7.74	$7.59
Total return (d)(e)	14.03%	(6.57)%	2.09%	6.85%	(1.28	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.60%	0.60%	0.60%	0.60%	0.58	%(h)
Waiver/Reimbursement	0.02%	0.01%	0.03%	0.02%	—	%(h)(i)
Net investment income (g)	4.61%	4.38%	4.23%	4.26%	4.29	%(h)
Portfolio turnover rate	14%	12%	12%	10%	7	%(f)
Net assets, end of period (000s)	$107,246	$107,591	$122,941	$123,803	$117,979

(a)  Class Z shares commenced operations on September 19, 2005. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Notes to Financial Statements – Columbia California Tax-Exempt Fund
October 31, 2009

Note 1. Organization

Columbia California Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and California individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through December 18, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures except as disclosed in Note 4.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and

27

Columbia California Tax-Exempt Fund, October 31, 2009

under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

28

Columbia California Tax-Exempt Fund, October 31, 2009

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$3,873	$1,295	$(5,168)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	October 31,
	2009	2008
Tax-Exempt Income	$17,678,108	$18,139,735
Ordinary Income*	70,348	302,206
Long-Term Capital Gains	410,720	2,240,618

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$922,803	$1,153,225	$11,162,262

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2009, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$23,056,073
Unrealized depreciation	(11,893,811)
Net unrealized appreciation	$11,162,262

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including

29

Columbia California Tax-Exempt Fund, October 31, 2009

resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund, as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2009, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

BOA entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective November 1, 2009, the annual rate changed to $22.36 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and

30

Columbia California Tax-Exempt Fund, October 31, 2009

redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2009, there were no minimum account balance fees charged by the fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2009, the Distributor has retained net underwriting discounts of $26,730 on sales of the Fund's Class A shares and received net CDSC fees of $74,882, $6,819 and $11,765 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2009, the Fund's effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fees" on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Other

The Fund may make daily investments of cash balances in Columbia California Tax-Exempt Reserves, an affiliated open-ended investment company, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, the Fund indirectly bears its proportionate share of the expenses of Columbia California Tax-Exempt Reserves.

31

Columbia California Tax-Exempt Fund, October 31, 2009

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended October 31, 2009, these custody credits reduced total expenses by $1,574 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Futures Contracts—The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Fund's Statement of Assets and Liabilities.

During the year ended October 31, 2009, the Fund entered into 148 futures contracts. The Fund did not have any open futures contracts at the end of the year.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

Amount of Realized Gain on Derivatives Recognized in Income
Risk Exposure	Futures Contracts
Interest Rate	$191,984

Note 7. Portfolio Information

For the year ended October 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $53,749,908 and $82,716,094, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

32

Columbia California Tax-Exempt Fund, October 31, 2009

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2009, the Fund did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of October 31, 2009, 23.6% of the Fund's shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Regulatory Settlements

As of October 31, 2009, the Fund was entitled to receive payments of $5,166 relating to certain regulatory settlements the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at October 31, 2009, invested in debt obligations issued by each of California and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2009, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	17.7
Ambac Assurance Corp.	16.9
Financial Security Assurance, Inc.	8.6

At November 25, 2009, National Public Finance Guarantee Corp., Ambac Assurance Corp. and Financial Security Assurance, Inc. were rated by Standard & Poor's A, CC and AAA, respectively.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory,

33

Columbia California Tax-Exempt Fund, October 31, 2009

compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia California Tax-Exempt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

35

Federal Income Tax Information (Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2009, $1,270,411, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2009, 99.60% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

36

Fund Governance – Columbia California Tax-Exempt Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66, None

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66, None

37

Fund Governance (continued) – Columbia California Tax-Exempt Fund

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66, None

38

Fund Governance (continued) – Columbia California Tax-Exempt Fund

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66, Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

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Fund Governance (continued) – Columbia California Tax-Exempt Fund

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a

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family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia California Tax-Exempt Fund's performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia California Tax-Exempt Fund's total expenses were in the fourth quintile and actual

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management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

[EXCERPTS FROM:] REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

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11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing

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during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.
5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

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6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully submitted,
Steven E. Asher

48

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia California Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

49

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Columbia California Tax-Exempt Fund

Annual Report, October 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/26820-1009 (12/09) 09/97708

Columbia Management®

Annual Report

October 31, 2009

Columbia Connecticut Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	28

Federal Income Tax Information	29

Fund Governance	30

Board Consideration and Approval of Advisory Agreements	34

Summary of Management Fee Evaluation by Independent Fee Consultant	37

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your portfolio's performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multi-year lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets through November 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter 2009, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one's assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you'll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Connecticut Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 13.18% without sales charge.

■  The fund trailed its benchmark, the Barclays Capital Municipal Bond Index,1 and the average return of its peer group, the Lipper Connecticut Municipal Debt Funds Classification.2

■  The fund fell behind its benchmark because it had less exposure to 20-25 year bonds and lower returns among bonds with maturities of 30 years and longer. An underweight in lower quality (BBB) and 20-year and longer bonds, as well as an overweight in intermediate-maturity (10-15 years) bonds, hampered returns against its peer group.

Portfolio Management

Kimberly A. Campbell has managed the fund since 2009 and has been associated with the advisor or its predecessors since 1995.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/09

+13.18%

Class A shares (without sales charge)

+13.60%

Barclays Capital Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Connecticut Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2009

■  After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■  As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JP Morgan Index

After a deep and difficult recession, the U.S. economy appeared to regain its footing midway through the 12-month period that began November 1, 2008 and ended October 31, 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.8%, primarily on the strength of federal government stimulus spending. Now, hopes for a sustained recovery likely depend on a rebound in consumer spending and a shift from cost cuts to revenue gains to keep business profits moving higher.

The housing market showed some signs of improvement. Construction spending declined during most of the period, but turned slightly higher in August and September. New and existing home sales were weak in the first half of the period, but increased in the second half. However, new home sales took a surprise dip late in the period, as did housing starts, as the deadline for a generous first-time homebuyer tax credit neared. An extension of the credit into mid-2010 and an expansion of eligibility requirements, which were recently signed into law, renewed hopes for a sustained rebound in housing.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate to 10.2% and wiping out all of the jobs gained since the last recession. However, the pace of job losses slowed markedly by the period's end, from 533,000 jobs lost in November 2008 to 190,000 jobs lost in October 2009. Yet, prospects appear dim for a quick recovery in the labor markets. In fact, consumer confidence, as measured monthly by the Conference Board, an independent research organization, took a dive in August and September. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets.

Manufacturing activity slowed through the first half of the period, but a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained there for the remainder of the period. Any number above 50 indicates that manufacturing activity is expanding. However, several other key manufacturing indicators soured in October. Industrial production declined and manufacturing capacity utilization stalled after several months of modest improvement.

Consumer spending registered both ups and downs during the 12-month period, and the trend at the end of the period was hard to read because of the impact of the federal Cash for Clunkers program, which boosted auto sales. Spending rose sharply in August, then fell in September. New rigorous lending standards severely limited access to credit for business and consumers alike, and further hampered economic growth. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate—the federal funds rate—to between zero and 0.25%—a record low. In light of continued uncertainty about the economy, the Fed made no further change to the federal funds rate during the period.

Bonds outperformed domestic stocks

As investors sought refuge from a volatile stock market, the highest-quality sectors of the U.S. bond market delivered solid gains during the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized, Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the

2

Economic Update (continued) – Columbia Connecticut Tax-Exempt Fund period at just under 4.0%, declined to 2.2% in December 2008, then rose to end the period at 3.4%. In this environment, the Barclays Capital Aggregate Bond Index1 returned 13.79%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index2 returned 13.60%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index3 returned 36.47%.

Stocks retreated, then rebounded

Against a strengthening economic backdrop, the U.S. stock market returned 9.80% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large and small-cap stocks and growth outperformed value by a solid margin, as measured by their respective Russell indices.5 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 27.71% (in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 64.13% (in U.S. dollars), led by strong gains from China, India, Indonesia, Colombia and Brazil.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

3The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

7The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

3

Performance Information – Columbia Connecticut Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.00
Class B	1.75
Class C	1.75

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 11/01/99 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/99 – 10/31/09 ($)

Sales charge	without	with
Class A	16,220	15,449
Class B	15,057	15,057
Class C	15,511	15,511

Average annual total return as of 10/31/09 (%)

Share class	A		B		C
Inception	11/01/91		06/08/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	13.18	7.80	12.34	7.34	12.67	11.67
5-year	2.98	1.99	2.22	1.88	2.52	2.52
10-year	4.96	4.45	4.18	4.18	4.49	4.49

Average annual total return as of 09/30/09 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
1-year	14.55	9.11	13.71	8.71	14.05	13.05
5-year	3.65	2.65	2.88	2.54	3.19	3.19
10-year	5.10	4.59	4.32	4.32	4.63	4.63

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Connecticut Tax-Exempt Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,045.80	1,020.97	4.33	4.28	0.84
Class B	1,000.00	1,000.00	1,041.90	1,017.19	8.18	8.08	1.59
Class C	1,000.00	1,000.00	1,043.40	1,018.70	6.64	6.56	1.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Connecticut Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/09 ($)

Class A	7.56
Class B	7.56
Class C	7.56

Distributions declared per share

11/01/08 – 10/31/09 ($)

Class A	0.29
Class B	0.23
Class C	0.26

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.02 per share of taxable realized gains.

30-day SEC yields

as of 10/31/09 (%)

Class A	2.87
Class B	2.25
Class C	2.56

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/09 (%)

Class A	4.65
Class B	3.64
Class C	4.15

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0% and a Connecticut state income tax rate of 5.00%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 13.18% without sales charge. Over this same period, the fund's benchmark, the Barclays Capital Municipal Bond Index, returned 13.60%, while the average return of the fund's peer group, the Lipper Connecticut Municipal Debt Funds Classification, was 13.94%. Issue selection among bonds with maturities of 30 years and longer and an underweight in 20- to 30-year issues accounted for the fund's modest shortfall against the index. We believe that the fund had a slightly smaller stake than the average fund in its peer group to BBB-rated bonds and bonds with 20-year and longer maturities, which detracted slightly from performance against that competitive measure.

Strongest returns from longer-maturity and lower-quality issues

During the first half of the period, the economy slowed dramatically, unemployment rose, housing prices weakened and stock prices plunged. Municipal bonds faced added pressure as institutional investors sold longer-maturity high-grade issues, causing yields to rise and bond prices to fall. By late 2008, yields on 10-year high-grade municipal issues had reached roughly 140% of yields on comparable taxable bonds. This yield advantage attracted the attention of individual investors, who remained strong buyers for the rest of the period. New municipal issuance, however, remained light, as liquidity dried up and municipal bond insurers suffered credit-rating downgrades that increased the cost for issuers coming to market.

The economic outlook improved in the spring of 2009, thanks to government stimulus measures and low short-term interest rates. Bond investors began taking on added risk to obtain more yield, boosting returns on long-term bonds, especially those with maturities of 20 years or more, as well as lower-quality issues, both of which posted strong returns for the year. New issuance of longer-term municipal bonds remained limited due, in part, to the introduction of Build America bonds, which allow municipalities to sell taxable issues and collect a 35% subsidy from the federal government to help offset the cost increase relative to tax-exempt issues.

Focus on longer-maturity, higher-quality issues

The fund maintained a bias toward bonds with 10- to 20-year maturities, which offered added yield over shorter-maturity issues but less risk than longer-term securities. An overweight in bonds with 15- to 20-year maturities was especially helpful. As the economic outlook improved, we reduced exposure to shorter-term bonds with maturities of six or less years and added to maturities longer than 15 years. In terms of credit quality, we remained focused on medium- and higher-quality issues. Our stake in AAA-rated bonds declined as a result of recent insurer downgrades. During the second

6

Portfolio Manager's Report (continued) – Columbia Connecticut Tax-Exempt Fund half of the period, we added selectively to higher-yielding, lower-rated (BBB) issues. At period end, about 5.3% of assets were invested in bonds rated BBB.

Uncertain near-term outlook

Although Connecticut is one of the wealthiest states in the country, it also has one of the highest levels of debt per capita. Unfortunately, sales tax revenues have suffered from the slowdown in consumer and business spending, while personal income tax revenues have been hurt by the Wall Street financial crisis. Weakness in the casino business has also hurt the state's coffers. Although the budget that was passed in September trimmed some costs, further cuts are likely and many of the recent reductions are one-time, non-recurring measures rather than long-term solutions. Plus, a new corporate income tax surcharge, to be phased in over the next three fiscal years, could reduce the state's ability to attract and retain businesses. Days before period end, the state—rated AA by Standard & Poor's and AA3 by Moody's—was put on negative credit watch because of concerns about its ability to withstand further economic weakness. We expect municipal bond returns to continue to benefit from limited new supply coupled with strong demand from wealthy residents.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Top 5 sectors

as of 10/31/09 (%)

Local General Obligations	25.3
Education	14.8
Special Non-Property Tax	11.1
Prep School	7.5
State General Obligations	5.1

Quality breakdown

as of 10/31/09 (%)

AAA	28.5
AA	20.1
A	38.3
BBB	5.3
BB	1.6
Non-rated	6.2

Maturity breakdown

as of 10/31/09 (%)

0-1 years	0.2
1-3 years	2.9
3-5 years	6.1
5-7 years	19.0
7-10 years	8.9
10-15 years	18.7
15-20 years	20.5
20-25 years	7.0
25 years and over	14.7
Cash & Equivalents	2.0

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Connecticut Tax-Exempt Fund

October 31, 2009

Municipal Bonds – 96.9%
	Par ($)	Value ($)
Education – 22.3%
Education – 14.8%
CT Health & Educational Facilities Authority
Connecticut College, Series 2002 E, Insured: NPFGC 5.250% 07/01/22	400,000	406,904
Fairfield University, Series 2008 N, 4.750% 07/01/27	1,000,000	1,016,290
Quinnipiac University, Series 2007 I, Insured: NPFGC 4.375% 07/01/28	1,015,000	1,009,184
Trinity College: Series 1998 F, Insured: NPFGC 5.500% 07/01/21	2,000,000	2,300,640
Series 2007 J, Insured: NPFGC: 4.250% 07/01/31	1,000,000	908,780
4.500% 07/01/37	1,500,000	1,365,165
University of Connecticut, Series 2002 A, Insured: FGIC 5.250% 11/15/14	2,135,000	2,372,476
University of Hartford, Series 2002, Insured: RAD 5.375% 07/01/15	1,000,000	1,030,080
Yale University: Series 2003 X-1, 5.000% 07/01/42	2,000,000	2,048,640
Series 2007 Z-1, 5.000% 07/01/42	1,500,000	1,562,445
Education Total		14,020,604
Prep School – 7.5%
CT Health & Educational Facilities Authority
Brunswick School, Series 2003 B, Insured: NPFGC 5.000% 07/01/33	670,000	669,953
Loomis Chaffee School: Series 2001 E, 5.250% 07/01/21	1,765,000	1,809,655
Series 2005 F, Insured: AMBAC: 5.250% 07/01/25	2,035,000	2,306,001
5.250% 07/01/26	1,045,000	1,190,401

	Par ($)	Value ($)
Miss Porter's School, Series 2006 B, Insured: AMBAC 5.000% 07/01/36	1,075,000	1,090,136
Prep School Total		7,066,146
Education Total		21,086,750
Health Care – 7.7%
Hospitals – 4.6%
CT Health & Educational Facilities Authority
Danbury Hospital, Series 2006 H, Insured: AMBAC 4.500% 07/01/33	2,000,000	1,513,960
Middlesex Hospital, Series 2006 L, Insured: FSA 4.250% 07/01/36	1,000,000	836,170
William W. Backus Hospital, Series 2005 F, Insured: FSA 5.125% 07/01/35	2,000,000	2,029,920
Hospitals Total		4,380,050
Intermediate Care Facilities – 0.8%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc., Series 2002 A, Insured: AMBAC 5.000% 07/01/23	255,000	239,573
CT Housing Finance Authority
Series 2000, Insured: AMBAC 5.850% 06/15/30	500,000	506,500
Intermediate Care Facilities Total		746,073
Nursing Homes – 2.3%
CT Development Authority Health Facility
Alzheimers Resources Center, Inc., Series 2007: 5.400% 08/15/21	500,000	396,990
5.500% 08/15/27	2,375,000	1,772,842
Nursing Homes Total		2,169,832
Health Care Total		7,295,955

See Accompanying Notes to Financial Statements.

8

Columbia Connecticut Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 4.4%
Multi-Family – 1.9%
CT Bridgeport Housing Authority
Series 2009, 5.600% 06/01/30	1,000,000	1,014,750
CT Greenwich Housing Authority
Greenwich Close Apartments, Series 1997 A, 6.350% 09/01/27	750,000	763,432
Multi-Family Total		1,778,182
Single-Family – 2.5%
CT Housing Finance Authority
Series 2003 C-1, 4.850% 11/15/23	1,000,000	1,013,710
Series 2006, AMT, 4.875% 11/15/36	1,500,000	1,404,210
Single-Family Total		2,417,920
Housing Total		4,196,102
Other – 4.8%
Pool/Bond Bank – 1.2%
CT State
Series 2009 A, 5.000% 06/01/26	1,000,000	1,101,540
Pool/Bond Bank Total		1,101,540
Refunded/Escrowed(a) – 3.6%
CT New Haven
Series 2002 B, Escrowed to Maturity, Insured: FGIC 5.000% 11/01/16	10,000	11,079
Series 2002 C, Escrowed to Maturity, Insured: NPFGC 5.000% 11/01/20	10,000	11,098
CT North Branford
Series 2001, Pre-refunded 10/01/10, Insured: NPFGC 5.000% 10/01/15	50,000	52,631
CT West Hartford
Series 2005 B, Pre-refunded 10/01/10, 5.000% 10/01/24	1,500,000	1,615,575

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2002 E, Escrowed to Maturity, Insured: AMBAC 5.500% 08/01/27	1,500,000	1,744,155
Refunded/Escrowed Total		3,434,538
Other Total		4,536,078
Resource Recovery – 3.5%
Disposal – 1.9%
CT New Haven Solid Waste Authority
Series 2008, 5.375% 06/01/28	1,750,000	1,840,160
Disposal Total		1,840,160
Resource Recovery – 1.6%
CT Resource Recovery Authority
American Re-Fuel Co., Series 2001 AII, AMT, 5.500% 11/15/15	1,500,000	1,484,835
Resource Recovery Total		1,484,835
Resource Recovery Total		3,324,995
Tax-Backed – 44.7%
Local General Obligations – 25.3%
CT Bridgeport
Series 1997 A, Insured: NPFGC 5.500% 08/15/19	1,500,000	1,642,380
Series 2004 C, Insured: NPFGC 5.500% 08/15/21	1,225,000	1,328,696
CT Cheshire
Series 2000 B, 5.000% 08/01/14	1,720,000	1,961,849
CT East Hartford
Series 2003, Insured: FGIC 5.250% 05/01/15	1,000,000	1,149,430
CT East Haven
Series 2003, Insured: NPFGC 5.000% 09/01/15	640,000	713,222

See Accompanying Notes to Financial Statements.

9

Columbia Connecticut Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CT Granby
Series 1993, Insured: NPFGC 6.550% 04/01/10	175,000	179,305
Series 2006, 5.000% 02/15/26	540,000	628,906
CT Hartford County Metropolitan District
Series 1993, 5.200% 12/01/13	500,000	570,620
CT New Britain
Series 1993 A, Insured: NPFGC 6.000% 10/01/12	1,500,000	1,618,305
Series 1993 B, Insured: NPFGC 6.000% 03/01/12	750,000	792,405
Series 2006, Insured: AMBAC 5.000% 04/15/21	1,160,000	1,334,070
CT New Haven
Series 2002 B, Insured: FGIC 5.000% 11/01/16	1,000,000	1,103,850
CT New Milford
Series 2004, Insured: AMBAC 5.000% 01/15/17	1,025,000	1,184,613
CT North Haven
Series 2007, 4.750% 07/15/26	1,150,000	1,296,349
CT Plainville
Series 2002, Insured: FGIC: 5.000% 12/01/15	400,000	439,836
5.000% 12/01/16	500,000	549,795
CT Ridgefield
Series 2009, 5.000% 09/15/21	1,000,000	1,157,230
CT Stamford
Series 2003 B, 5.250% 08/15/16	2,750,000	3,229,518
CT Suffield
Series 2005, 5.000% 06/15/20	1,400,000	1,623,230

	Par ($)	Value ($)
CT Westbrook
Series 1992, Insured: NPFGC 6.300% 03/15/12	265,000	297,526
CT Westport
Series 2003, 5.000% 08/15/15	1,000,000	1,119,430
Local General Obligations Total		23,920,565
Special Non-Property Tax – 11.1%
CT Special Tax Obligation
Transportation Infrastructure: Series 2002 B, Insured: AMBAC 5.000% 12/01/21	1,500,000	1,554,825
Series 2004 B, Insured: AMBAC 5.250% 07/01/18	2,000,000	2,287,000
GU Territory of Guam
Series 2009 A, 5.750% 12/01/34	2,150,000	2,189,409
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1993 X, Insured: FSA 5.500% 07/01/13	3,000,000	3,183,060
Series 2005 L, Insured: AMBAC 5.250% 07/01/38	1,000,000	943,450
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 A, Insured: AMBAC (b) 07/01/35	2,000,000	314,500
Special Non-Property Tax Total		10,472,244
State Appropriated – 3.2%
CT Juvenile Training School
Series 2001, 4.750% 12/15/25	2,500,000	2,542,700
CT University of Connecticut
Series 2009 A, 5.000% 02/15/28	500,000	539,665
State Appropriated Total		3,082,365
State General Obligations – 5.1%
CT Housing Finance Authority
Series 2009, 5.000% 06/15/28	750,000	797,070

See Accompanying Notes to Financial Statements.

10

Columbia Connecticut Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CT State
Series 2001 C, Insured: FSA 5.500% 12/15/15	1,500,000	1,765,785
Series 2001, Insured: FSA 5.500% 12/15/14	1,500,000	1,754,970
Series 2005 B, Insured: AMBAC 5.250% 06/01/20	400,000	472,224
State General Obligations Total		4,790,049
Tax-Backed Total		42,265,223
Transportation – 0.6%
Transportation – 0.6%
CT New Haven Air Rights Parking Facility
Series 2002, Insured: AMBAC 5.375% 12/01/15	500,000	556,420
Transportation Total		556,420
Transportation Total		556,420
Utilities – 8.9%
Municipal Electric – 3.9%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK, Insured: NPFGC 5.500% 07/01/15	1,000,000	1,082,740
Series 2003 NN, Insured: NPFGC 5.250% 07/01/19	2,500,000	2,630,500
Municipal Electric Total		3,713,240
Water & Sewer – 5.0%
CT Greater New Haven Water Pollution Control Authority
Series 2008, Insured: FSA 4.750% 11/15/28	600,000	612,372
CT South Central Regional Water Authority
Series 2005, Insured: NPFGC 5.000% 08/01/30	1,870,000	1,916,806

	Par ($)	Value ($)
Series 2007 A: Insured: NPFGC 5.250% 08/01/23	1,000,000	1,110,220
5.250% 08/01/24	1,000,000	1,104,070
Water & Sewer Total		4,743,468
Utilities Total		8,456,708
Total Municipal Bonds (cost of $90,090,389)		91,718,231
Investment Companies – 1.9%
	Shares
Columbia Connecticut Municipal Reserves, G-Trust Shares (7 day yield of 0.160%) (c)(d)	747,272	747,272
Dreyfus Municipal Cash Management Plus (7 day yield of 0.210%)	1,038,158	1,038,158
Total Investment Companies (cost of $1,785,430)		1,785,430
Total Investments – 98.8% (cost of $91,875,819) (e)		93,503,661
Other Assets & Liabilities, Net – 1.2%		1,142,858
Net Assets – 100.0%		94,646,519

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Investments in affiliates during the year ended October 31, 2009:

  Security name: Columbia Connecticut Municipal Reserves, G-Trust Shares (7 day yield of 0.160%)

Shares as of 10/31/08:	–
Shares purchased:	16,766,962
Shares sold:	(16,019,690)
Shares as of 10/31/09:	747,272
Net realized gain (loss):	$–
Dividend income earned:	$6,358
Value at end of period:	$747,272

(d)  Money market mutual fund registered under the Investment Company Act of 1940, as amended and advised by Columbia Management Advisors, LLC.

(e)  Cost for federal income tax purposes is $91,846,996.

See Accompanying Notes to Financial Statements.

11

Columbia Connecticut Tax-Exempt Fund

October 31, 2009

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$91,718,231	$—	$91,718,231
Total Investment Companies	1,785,430	—	—	1,785,430
Total Investments	$1,785,430	$91,718,231	$—	$93,503,661

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	44.7
Education	22.3
Utilities	8.9
Health Care	7.7
Housing	4.4
Refunded/Escrowed	3.6
Resource Recovery	3.5
Pool/Bond Bank	1.2
Transportation	0.6
96.9
Investment Companies	1.9
Other Assets & Liabilities, Net	1.2
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

NPFGC	National Public Finance Guarantee Corp.

RAD	Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Connecticut Tax-Exempt Fund
October 31, 2009

		($)
Assets	Unaffiliated investments, at identified cost	91,128,547
	Affiliated investments, at identified cost	747,272
	Total investments, at identified cost	91,875,819
	Unaffiliated investments, at value	92,756,389
	Affiliated investments, at value	747,272
	Total investments, at value	93,503,661
	Cash	318
	Receivable for:
	Fund shares sold	23,604
	Interest	1,416,084
	Expense reimbursement due from investment advisor	11,989
	Trustees' deferred compensation plan	24,453
	Prepaid expenses	330
	Total Assets	94,980,439
Liabilities	Payable for:
	Fund shares repurchased	66,303
	Distributions	107,441
	Investment advisory fee	40,759
	Pricing and bookkeeping fees	6,904
	Transfer agent fee	7,358
	Trustees' fees	294
	Audit fee	33,799
	Custody fee	1,780
	Distribution and service fees	29,117
	Chief compliance officer expenses	54
	Trustees' deferred compensation plan	24,453
	Other liabilities	15,658
	Total Liabilities	333,920
	Net Assets	94,646,519
Net Assets Consist of	Paid-in capital	93,151,173
	Undistributed net investment income	260,400
	Accumulated net realized loss	(392,896)
	Net unrealized appreciation on investments	1,627,842
	Net Assets	94,646,519
Class A	Net assets	$75,464,619
	Shares outstanding	9,979,133
	Net asset value per share	$7.56	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.56/0.9525)	$7.94	(b)
Class B	Net assets	$6,870,994
	Shares outstanding	908,580
	Net asset value and offering price per share	$7.56	(a)
Class C	Net assets	$12,310,906
	Shares outstanding	1,627,949
	Net asset value and offering price per share	$7.56	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Connecticut Tax-Exempt Fund
For the Year Ended October 31, 2009

		($)
Investment Income	Interest	4,166,216
	Dividends	4,102
	Dividends from affiliates	6,358
	Total Investment Income	4,176,676
Expenses	Investment advisory fee	462,542
	Distribution fee:
	Class B	68,025
	Class C	89,850
	Service fee:
	Class A	171,733
	Class B	21,786
	Class C	28,797
	Pricing and bookkeeping fees	61,643
	Transfer agent fee	49,942
	Trustees' fees	19,214
	Custody fee	8,966
	Chief compliance officer expenses	617
	Other expenses	110,271
	Total Expenses	1,093,386
	Fees waived or expenses reimbursed by investment advisor	(157,165)
	Fees waived by distributor—Class C	(35,944)
	Expense reductions	(704)
	Net Expenses	899,573
	Net Investment Income	3,277,103
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	(382,779)
	Futures contracts	41,163
	Net realized loss	(341,616)
	Net change in unrealized appreciation (depreciation) on investments	8,246,992
	Net Gain	7,905,376
	Net Increase Resulting from Operations	11,182,479

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Connecticut Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	3,277,103	3,749,263
	Net realized gain (loss) on investments and futures contracts	(341,616)	560,925
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	8,246,992	(9,618,951)
	Net increase (decrease) resulting from operations	11,182,479	(5,308,763)
Distributions to Shareholders	From net investment income:
	Class A	(2,617,543)	(2,926,539)
	Class B	(265,641)	(408,528)
	Class C	(385,206)	(404,081)
	From net realized gains:
	Class A	(200,742)	(917,387)
	Class B	(30,739)	(179,705)
	Class C	(35,192)	(143,822)
	Total distributions to shareholders	(3,535,063)	(4,980,062)
	Net Capital Stock Transactions	(2,691,586)	(14,287,061)
	Total increase (decrease) in net assets	4,955,830	(24,575,886)
Net Assets	Beginning of period	89,690,689	114,266,575
	End of period	94,646,519	89,690,689
	Undistributed net investment income at end of period	260,400	266,768

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Connecticut Tax-Exempt Fund

	Capital Stock Activity
	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,278,275	9,380,485	610,845	4,564,564
Distributions reinvested	250,169	1,818,274	354,270	2,649,306
Redemptions	(1,221,471)	(8,879,826)	(2,239,346)	(16,546,937)
Net increase (decrease)	306,973	2,318,933	(1,274,231)	(9,333,067)
Class B
Subscriptions	44,742	320,746	36,717	272,456
Distributions reinvested	22,597	162,937	46,527	348,837
Redemptions	(720,383)	(5,251,093)	(731,158)	(5,483,520)
Net decrease	(653,044)	(4,767,410)	(647,914)	(4,862,227)
Class C
Subscriptions	234,406	1,722,201	273,434	2,031,391
Distributions reinvested	28,038	203,431	38,569	288,570
Redemptions	(297,464)	(2,168,741)	(321,759)	(2,411,728)
Net decrease	(35,020)	(243,109)	(9,756)	(91,767)

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.95	$7.71	$7.92	$7.91	$8.19
Income from Investment Operations:
Net investment income (a)	0.27	0.28	0.28	0.29	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	0.63	(0.68)	(0.12)	0.11	(0.23)
Total from investment operations	0.90	(0.40)	0.16	0.40	0.06
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)	(0.28)	(0.28)	(0.29)
From net realized gains	(0.02)	(0.09)	(0.09)	(0.11)	(0.05)
Total distributions to shareholders	(0.29)	(0.36)	(0.37)	(0.39)	(0.34)
Net Asset Value, End of Period	$7.56	$6.95	$7.71	$7.92	$7.91
Total return (b)(c)	13.18%	(5.36)%	2.03%	5.25%	0.72%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.84%	0.84%	0.84%	0.84%	0.84%
Waiver/Reimbursement	0.17%	0.15%	0.13%	0.16%	0.09%
Net investment income (d)	3.67%	3.73%	3.61%	3.67%	3.63%
Portfolio turnover rate	7%	10%	14%	13%	9%
Net assets, end of period (000s)	$75,465	$67,265	$84,351	$87,906	$98,063

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.95	$7.71	$7.92	$7.91	$8.19
Income from Investment Operations:
Net investment income (a)	0.21	0.22	0.22	0.23	0.23
Net realized and unrealized gain (loss) on investments and futures contracts	0.63	(0.67)	(0.12)	0.11	(0.23)
Total from investment operations	0.84	(0.45)	0.10	0.34	—
Less Distributions to Shareholders:
From net investment income	(0.21)	(0.22)	(0.22)	(0.22)	(0.23)
From net realized gains	(0.02)	(0.09)	(0.09)	(0.11)	(0.05)
Total distributions to shareholders	(0.23)	(0.31)	(0.31)	(0.33)	(0.28)
Net Asset Value, End of Period	$7.56	$6.95	$7.71	$7.92	$7.91
Total return (b)(c)	12.34%	(6.07)%	1.27%	4.47%	(0.03)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.59%	1.59%	1.59%	1.59%	1.59%
Waiver/Reimbursement	0.17%	0.15%	0.13%	0.16%	0.09%
Net investment income (d)	2.94%	2.98%	2.86%	2.93%	2.88%
Portfolio turnover rate	7%	10%	14%	13%	9%
Net assets, end of period (000s)	$6,871	$10,860	$17,026	$25,085	$34,784

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.95	$7.71	$7.92	$7.91	$8.19
Income from Investment Operations:
Net investment income (a)	0.24	0.25	0.24	0.25	0.26
Net realized and unrealized gain (loss) on investments and futures contracts	0.63	(0.68)	(0.12)	0.12	(0.24)
Total from investment operations	0.87	(0.43)	0.12	0.37	0.02
Less Distributions to Shareholders:
From net investment income	(0.24)	(0.24)	(0.24)	(0.25)	(0.25)
From net realized gains	(0.02)	(0.09)	(0.09)	(0.11)	(0.05)
Total distributions to shareholders	(0.26)	(0.33)	(0.33)	(0.36)	(0.30)
Net Asset Value, End of Period	$7.56	$6.95	$7.71	$7.92	$7.91
Total return (b)(c)	12.67%	(5.79)%	1.57%	4.78%	0.27%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.29%	1.29%	1.29%	1.29%	1.29%
Waiver/Reimbursement	0.47%	0.45%	0.43%	0.46%	0.39%
Net investment income (d)	3.22%	3.28%	3.16%	3.23%	3.18%
Portfolio turnover rate	7%	10%	14%	13%	9%
Net assets, end of period (000s)	$12,311	$11,565	$12,890	$13,792	$19,585

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Connecticut Tax-Exempt Fund
October 31, 2009

Note 1. Organization

Columbia Connecticut Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and Connecticut individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through December 18, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures except as disclosed in Note 4.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be

20

Columbia Connecticut Tax-Exempt Fund, October 31, 2009

different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown

21

Columbia Connecticut Tax-Exempt Fund, October 31, 2009

because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassification and discount accretion/premium amortization on debt instruments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(15,081)	$15,080	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	October 31,
	2009	2008
Tax-Exempt Income	$3,280,569	$3,739,148
Ordinary Income*	2,367	72,275
Long-Term Capital Gains	252,127	1,168,639

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$370,807	$—	$1,656,665

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$3,827,866
Unrealized depreciation	(2,171,201)
Net unrealized appreciation	$1,656,665

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$335,898

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax

22

Columbia Connecticut Tax-Exempt Fund, October 31, 2009

returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund, as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2009, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

BOA entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective November 1, 2009, the annual rate changed to $22.36 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

23

Columbia Connecticut Tax-Exempt Fund, October 31, 2009

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2009, there were no minimum account balance fees charged by the fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2009, the Distributor has retained net underwriting discounts of $10,073 on sales of the Fund's Class A shares and received net CDSC fees of $-, $5,835 and $168 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2009, the Fund's effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

The Fund may make daily investments of cash balances in Columbia Connecticut Municipal Reserves, an affiliated open-ended investment company, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Connecticut Municipal Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

24

Columbia Connecticut Tax-Exempt Fund, October 31, 2009

For the year ended October 31, 2009, these custody credits reduced total expenses by $704 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates, and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Futures Contracts—The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Fund's Statement of Assets and Liabilities.

During the year ended October 31, 2009, the Fund entered into 33 futures contracts. The Fund did not have any open futures contracts at the end of the year.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

Amount of Realized Gain on Derivatives Recognized in Income
Risk Exposure	Futures Contracts
Interest Rate	$41,163

Note 7. Portfolio Information

For the year ended October 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $6,561,143 and $7,619,472, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per

25

Columbia Connecticut Tax-Exempt Fund, October 31, 2009

annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2009, the Fund did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of October 31, 2009, 10.5% of the Fund's shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at October 31, 2009, invested in debt obligations issued by each of Connecticut and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of these state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2009, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	22.3%
Ambac Assurance Corp.	18.2
Financial Security Assurance, Inc.	10.8
Financial Guaranty Insurance Corp.	5.9

At November 25, 2009, National Public Finance Guarantee Corp., Financial Guaranty Insurance Corp., Ambac Assurance Corp. and Financial Security Assurance, Inc. were rated by Standard & Poor's A, non rated, CC and AAA, respectively.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory,

26

Columbia Connecticut Tax-Exempt Fund, October 31, 2009

compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Connecticut Tax-Exempt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

28

Federal Income Tax Information (Unaudited)

For the fiscal year ended October 31, 2009, 99.93% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

29

Fund Governance – Columbia Connecticut Tax-Exempt Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66, None

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66, None

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Fund Governance (continued) – Columbia Connecticut Tax-Exempt Fund

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66, None

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Fund Governance (continued) – Columbia Connecticut Tax-Exempt Fund

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66, Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

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Fund Governance (continued) – Columbia Connecticut Tax-Exempt Fund

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes

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and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Connecticut Tax-Exempt Fund's performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three- and ten-year periods and in the second quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Connecticut Tax-Exempt Fund's total expenses were in the third quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

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The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

[EXCERPTS FROM:] REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for

38

total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

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20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1.  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2.  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3.  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4.  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5.  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

40

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6.  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7.  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8.  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9.  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10.  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully Submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Connecticut Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

45

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Columbia Connecticut Tax-Exempt Fund

Annual Report, October 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/26821-1009 (12/09) 09/97710

Columbia Management®

Annual Report

October 31, 2009

Columbia Massachusetts Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	28

Federal Income Tax Information	29

Fund Governance	30

Board Consideration and Approval of Advisory Agreements	34

Summary of Management Fee Evaluation by Independent Fee Consultant	37

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund's performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multi-year lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets through November 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter 2009, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one's assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you'll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

Fund Profile – Columbia Massachusetts Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 13.82% without sales charge.

■  The fund outperformed its benchmark, the Barclays Capital Municipal Bond Index1, but underperformed the average return of its peer group, the Lipper Massachusetts Municipal Debt Funds Classification.2

■  An overweight and strong issue selection among 15-20 year and A-rated bonds helped the fund outperform the index, while less exposure to bonds 20 years and longer issue selection among lower-quality bonds dampened results versus the peer group average.

Portfolio Management

Kimberly A. Campbell has managed the fund since 2009 and has been associated with the advisor or its predecessors since 1995.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/09

+13.82%

Class A shares (without sales charge)

+13.60%

Barclays Capital Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Massachusetts Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2009

■  After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■  As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy appeared to regain its footing midway through the 12-month period that began November 1, 2008 and ended October 31, 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.8%, primarily on the strength of federal government stimulus spending. Now, hopes for a sustained recovery depend on a rebound in consumer spending and a shift from cost cuts to revenue gains to keep business profits moving higher.

The housing market showed some signs of improvement. Construction spending declined during most of the period, but turned slightly higher in August and September. New and existing home sales were weak in the first half of the period, but increased in the second half. However, new home sales took a surprise dip late in the period, as did housing starts, as the deadline for a generous first-time homebuyer tax credit neared. An extension of the credit into mid-2010 and an expansion of eligibility requirements, which were recently signed into law, renewed hopes for a sustained rebound in housing.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate to 10.2% and wiping out all of the jobs gained since the last recession. However, the pace of job losses slowed markedly by the period's end, from 533,000 jobs lost in November 2008 to 190,000 jobs lost in October 2009. Yet, prospects appear dim for a quick recovery in the labor markets. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a dive in August and September. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets.

Manufacturing activity slowed through the first half of the period, but a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained there for the remainder of the period. Any number above 50 indicates that manufacturing activity is expanding. However, several other key manufacturing indicators soured in October. Industrial production declined and manufacturing capacity utilization stalled after several months of modest improvement.

Consumer spending registered both ups and downs during the 12-month period, and the trend at the end of the period was hard to read because of the impact of the federal Cash for Clunkers program, which boosted auto sales. Spending rose sharply in August, then fell in September. New rigorous lending standards severely limited access to credit for business and consumers alike, and further hampered economic growth. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate—the federal funds rate—between zero and 0.25%—a record low. In light of continued uncertainty about the economy, the Fed made no further change to the federal funds rate during the period.

Bonds outperformed domestic stocks

As investors sought refuge from a volatile stock market, the highest-quality sectors of the U.S. bond market delivered solid gains during the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized, Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the

2

Economic Update (continued) – Columbia Massachusetts Tax-Exempt Fund period at just under 4.0%, declined to 2.2% in December 2008, then rose to end the period at 3.4%. In this environment, the Barclays Capital Aggregate Bond Index1 returned 13.79%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index2 returned 13.60%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index3 returned 36.47%.

Stocks retreated, then rebounded

Against a strengthening economic backdrop, the U.S. stock market returned 9.80% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large and small-cap stocks and growth outperformed value by a solid margin, as measured by their respective Russell indices.5 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 27.71% (in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 64.13% (in U.S. dollars), led by strong gains from China, India, Indonesia, Colombia and Brazil.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

3The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

7The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

3

Performance Information – Columbia Massachusetts Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.93
Class B	1.68
Class C	1.68

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 11/01/99 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/99 – 10/31/09 ($)

Sales charge	without	with
Class A	16,977	16,171
Class B	15,762	15,762
Class C	16,236	16,236

Average annual total return as of 10/31/09 (%)

Share class	A		B		C
Inception	04/10/87		06/08/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	13.82	8.41	12.98	7.98	13.31	12.31
5-year	3.29	2.29	2.52	2.18	2.82	2.82
10-year	5.44	4.92	4.66	4.66	4.97	4.97

Average annual total return as of 09/30/09 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
1-year	15.75	10.25	14.90	9.90	15.24	14.24
5-year	4.20	3.19	3.42	3.08	3.73	3.73
10-year	5.66	5.14	4.87	4.87	5.19	5.19

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares

4

Understanding Your Expenses – Columbia Massachusetts Tax-Exempt Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,046.90	1,021.02	4.28	4.23	0.83
Class B	1,000.00	1,000.00	1,043.00	1,017.24	8.14	8.03	1.58
Class C	1,000.00	1,000.00	1,044.50	1,018.75	6.60	6.51	1.28

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Massachusetts Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/09 ($)

Class A	7.57
Class B	7.57
Class C	7.57

Distributions declared per share

11/01/08 – 10/31/09 ($)

Class A	0.35
Class B	0.30
Class C	0.32

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.05 per share of taxable realized gains.

30-day SEC yields

as of 10/31/09 (%)

Class A	3.38
Class B	2.78
Class C	3.10

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/09 (%)

Class A	5.50
Class B	4.52
Class C	5.03

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0% and a Massachusetts state income tax rate of 5.3%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 13.82% without sales charge. The fund's benchmark, the Barclays Capital Municipal Bond Index returned 13.60%. The average return of its peer group, the Lipper Massachusetts Municipal Debt Funds Classification, was 14.59%. An overweight in bonds with 15- to 20-year maturities, where issue selection was also strong, aided returns versus the index. The fund further benefited from good issue selection in bonds with maturities of 30 years and longer, as well as an overweight and good selection among A-rated securities. Issue selection among BBB-rated bonds, however, was not quite as strong as the index. We believe the fund trailed the Lipper peer group average because of its lower exposure to bonds 20 years and longer, as well as bonds rated BBB and lower, which were strong performers during the period.

Strongest returns from longer-maturity and lower-quality issues

During the first half of the period, the economy slowed dramatically, unemployment rose, housing prices weakened and stock prices plunged. Municipal bonds faced added pressure as institutional investors sold longer-maturity high-grade issues, causing yields to rise and bond prices to fall. By late 2008, yields on 10-year high-grade municipal issues had reached roughly 140% of yields on comparable taxable bonds. This yield advantage attracted the attention of individual investors, who remained strong buyers of municipal bonds for the rest of the period. New municipal issuance, however, remained light, as liquidity dried up and municipal bond insurers suffered credit-rating downgrades that increased the cost for issuers coming to market.

The economic outlook improved in the spring of 2009, thanks to government stimulus measures and low short-term interest rates. Bond investors began taking on added risk to obtain more yield, boosting returns on long-term bonds, especially those with maturities of 20 or more years, as well as lower-quality issues, both of which posted strong returns for the year. New municipal bond issuance remained limited, due, in part, to the introduction of Build America bonds, which allow municipalities to sell taxable issues and collect a 35% subsidy from the federal government to help offset the cost increase relative to tax-exempt issues.

Focus on intermediate maturities and medium- to high-quality bonds

We continued to focus on intermediate-term bonds with maturities of 10 to 20 years, which offered added yield over shorter-term issues without as much risk as longer-term bonds. When we could, we sold bonds with maturities of 10 years or less. On the credit quality side, we remained focused on medium- to high-quality issues with ratings of A or better, which represented 80.3% of assets at period end. Our stake in AAA-rated issues declined because some holdings were affected by the credit-rating downgrades suffered by municipal bond insurers. At period end, BBB-rated issues accounted for 4.5% of assets.

6

Portfolio Manager's Report (continued) – Columbia Massachusetts Tax-Exempt Fund

Mixed outlook for Massachusetts

By period end, there were signs that the recession was moderating in Massachusetts. Deteriorating trends in household income and unemployment began to ease and signs of stability appeared within the Commonwealth's manufacturing, housing, health services and education sectors. Industrial production has started to move higher. Single-family housing starts are up slightly. And both health services and education are expected to add jobs thanks to increased demand. Although Massachusetts has taken steps to balance its budget, including a reduction in its payrolls and an increase in the sales tax this past summer, a $5 billion gap is anticipated for the 2010 fiscal year budget. In addition, revenue collections continued to decline. Depending on what steps are taken to balance next year's budget, the Commonwealth's credit ratings of AA2 by Moody's and AA by Standard & Poor's may come under pressure. We will closely monitor the budget resolution.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Top 5 sectors

as of 10/31/09 (%)

Education	20.3
Refunded/Escrowed	14.2
Water & Sewer	11.0
Special Non-Property Tax	9.2
State General Obligations	8.4

Quality breakdown

as of 10/31/09 (%)

AAA	38.8
AA	29.7
A	12.4
BBB	4.5
BB	1.2
CCC	1.0
Non-Rated	12.4

Maturity breakdown

as of 10/31/09 (%)

1-3 years	0.2
3-5 years	5.0
5-7 years	5.0
7-10 years	21.3
10-15 years	21.2
15-20 years	13.3
20-25 years	13.7
25 years and over	17.6
Cash & Equivalents	2.7

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Massachusetts Tax-Exempt Fund

October 31, 2009

Municipal Bonds – 97.3%
	Par ($)	Value ($)
Education – 25.5%
Education – 20.3%
MA College Building Authority
Series 1994 A, 7.500% 05/01/14	1,825,000	2,114,244
MA Development Finance Agency
Boston College Trustees, Series 2009 Q1, 5.000% 07/01/29	1,000,000	1,058,900
Boston University: Series 1999 P, 6.000% 05/15/59	1,000,000	1,098,090
Series 2005 T-1, Insured: AMBAC 5.000% 10/01/39	2,000,000	1,924,880
College of The Holy Cross, Series 2002, Insured: AMBAC 5.250% 09/01/32	2,000,000	2,237,060
Emerson College, Series 2006, 5.000% 01/01/23	2,500,000	2,485,525
MA Health & Educational Facilities Authority
Boston College: Series 2008, 5.500% 06/01/35	2,500,000	2,856,775
Series 2009, 5.500% 11/15/36	1,000,000	1,114,460
Harvard University, Series 1991 N, 6.250% 04/01/20	2,675,000	3,412,096
Massachusetts Institute of Technology, Series 2002 K: 5.375% 07/01/17	3,000,000	3,555,870
5.500% 07/01/32	1,500,000	1,813,005
Series 2009 M, 5.250% 02/15/26	1,250,000	1,430,788
Tufts University: Series 2002 J, 5.500% 08/15/18	1,000,000	1,167,070
Series 2008, 5.375% 08/15/38	1,000,000	1,071,140
Education Total		27,339,903
Prep School – 2.6%
MA Development Finance Agency
Dexter School, Series 2007, 4.500% 05/01/26	1,600,000	1,572,560

	Par ($)	Value ($)
MA Health & Educational Facilities Authority
Learning Center for Deaf Children, Series 1999 C, 6.100% 07/01/19	1,000,000	1,013,160
MA Industrial Finance Agency
Cambridge Friends School, Series 1998, 5.750% 09/01/18	1,000,000	905,160
Prep School Total		3,490,880
Student Loan – 2.6%
MA Educational Financing Authority
Series 2002 E, AMT, Insured: AMBAC 5.000% 01/01/13	1,340,000	1,383,845
Series 2008 H, AMT, Insured: AGO 6.350% 01/01/30	1,000,000	1,037,260
Series 2009 I, 6.000% 01/01/28	1,000,000	1,053,600
Student Loan Total		3,474,705
Education Total		34,305,488
Health Care – 8.1%
Continuing Care Retirement – 2.4%
MA Development Finance Agency
Linden Ponds, Inc., Series 2007 A, 5.750% 11/15/42	3,000,000	2,138,490
Loomis House, Inc., Series 2002 A, 6.900% 03/01/32	1,000,000	994,240
Continuing Care Retirement Total		3,132,730
Health Services – 0.7%
MA Development Finance Agency
Boston Biomedical Research Institute, Series 1999, 5.750% 02/01/29	1,200,000	966,900
Health Services Total		966,900
Hospitals – 2.4%
MA Development Finance Agency
Massachusetts Biomedical Research Corp., Series 2000, 6.250% 08/01/20	1,000,000	1,020,530

See Accompanying Notes to Financial Statements.

8

Columbia Massachusetts Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Health & Educational Facilities Authority
Covenant Health System, Series 2002, 6.000% 07/01/31	790,000	806,709
Tri-County Medical Associates, Inc., Series 2007, 5.000% 07/15/27	1,695,000	1,407,850
Hospitals Total		3,235,089
Intermediate Care Facilities – 1.0%
MA Development Finance Agency
Evergreen Center, Inc., Series 2005, 5.500% 01/01/35	750,000	618,413
New England Center for Children, Series 1998, 5.875% 11/01/18	825,000	763,826
Intermediate Care Facilities Total		1,382,239
Nursing Homes – 1.6%
MA Industrial Finance Agency
Chelsea Jewish Nursing Home, Series 1997 A, Insured: FHA 6.500% 08/01/37	780,000	804,094
GF/Massachusetts, Inc., Series 1994, 8.300% 07/01/23 (a)	1,885,000	1,319,500
Nursing Homes Total		2,123,594
Health Care Total		10,840,552
Housing – 3.2%
Assisted Living/Senior – 0.5%
MA Development Finance Agency
VOA Concord Assisted Living, Inc., Series 2007, 5.200% 11/01/41	1,145,000	731,460
Assisted Living/Senior Total		731,460
Multi-Family – 1.1%
MA Housing Finance Agency
Series 2004 A, AMT, Insured: FSA 5.250% 07/01/25	1,500,000	1,502,865
Multi-Family Total		1,502,865

	Par ($)	Value ($)
Single-Family – 1.6%
MA Housing Finance Agency
Series 2009-143, 5.600% 12/01/34	2,000,000	2,076,520
Single-Family Total		2,076,520
Housing Total		4,310,845
Other – 23.0%
Other – 3.0%
MA Development Finance Agency
WGBH Educational Foundation: Series 2002 A, Insured: AMBAC 5.750% 01/01/42	2,000,000	2,164,200
Series 2008 A, Insured: AGO 4.500% 01/01/39	2,000,000	1,841,480
Other Total		4,005,680
Pool/Bond Bank – 5.8%
MA Water Pollution Abatement Trust
Series 1999 A, 6.000% 08/01/17	2,445,000	2,944,758
Series 2002-8, 5.000% 08/01/17	20,000	21,946
Series 2005-11, 4.750% 08/01/23	25,000	26,564
Series 2006: 5.250% 08/01/24	1,000,000	1,168,720
5.250% 08/01/27	1,000,000	1,170,310
5.250% 08/01/30	1,000,000	1,148,940
Series 2009, 5.000% 08/01/38	1,200,000	1,257,492
Pool/Bond Bank Total		7,738,730
Refunded/Escrowed (b) – 14.2%
MA College Building Authority
Series 1999 A, Insured: NPFGC Escrowed to Maturity: (c) 05/01/18	7,760,000	5,726,492
(c) 05/01/23	6,000,000	3,413,940
MA Development Finance Agency
Western New England College, Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/22	905,000	1,004,586

See Accompanying Notes to Financial Statements.

9

Columbia Massachusetts Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Health & Educational Facilities Authority
Covenant Health System, Series 2002, Pre-refunded 01/01/12, 6.000% 07/01/31	210,000	234,578
MA Turnpike Authority
Series 1993 A, Escrowed to Maturity, 5.000% 01/01/20	2,000,000	2,272,220
MA Water Resources Authority
Series 1992 A, Escrowed to Maturity, 6.500% 07/15/19	2,100,000	2,554,755
Series 1993 C, Insured: AMBAC, Escrowed to Maturity, 5.250% 12/01/15	610,000	686,641
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 C, Escrowed to Maturity, 5.500% 07/01/14	5,000	5,798
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 1998 A, Insured: AMBAC, Economically Defeased to Maturity, 5.375% 06/01/19	2,190,000	2,519,770
Series 2002 E, Escrowed to Maturity, 6.000% 08/01/26	550,000	674,889
Refunded/Escrowed Total		19,093,669
Other Total		30,838,079
Other Revenue – 1.0%
Hotels – 1.0%
MA Boston Industrial Development Financing Authority
Crosstown Center Hotel LLC, Series 2002, AMT, 6.500% 09/01/35	2,185,000	1,320,221
Hotels Total		1,320,221
Other Revenue Total		1,320,221

	Par ($)	Value ($)
Tax-Backed – 18.8%
Local General Obligations – 1.2%
MA Norwell
Series 2003, Insured: FGIC 5.000% 11/15/22	1,410,000	1,601,083
Local General Obligations Total		1,601,083
Special Non-Property Tax – 9.2%
MA Bay Transportation Authority
Series 2004 C, 5.250% 07/01/21	1,500,000	1,738,710
Series 2005 B, Insured: NPFGC 5.500% 07/01/27	1,000,000	1,187,280
Series 2006 A, 5.250% 07/01/31	2,880,000	3,254,256
Series 2008 B, 5.250% 07/01/27	710,000	820,653
MA Special Obligation Dedicated Tax Revenue
Series 2005, Insured: FGIC 5.500% 01/01/30	2,500,000	2,776,000
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005 BB, Insured: FSA 5.250% 07/01/22	1,500,000	1,606,140
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2007 A, 5.250% 08/01/57	1,000,000	1,013,900
Special Non-Property Tax Total		12,396,939
State General Obligations – 8.4%
MA Bay Transportation Authority
Series 1991 A, Insured: NPFGC 7.000% 03/01/21	1,500,000	1,808,985
Series 1992 B, Insured: NPFGC 6.200% 03/01/16	3,725,000	4,260,469
Series 1994, Insured: FGIC 7.000% 03/01/14	1,250,000	1,447,075

See Accompanying Notes to Financial Statements.

10

Columbia Massachusetts Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
MA State
Series 2003 D, Insured: AMBAC 5.500% 10/01/19	450,000	529,902
Series 2004 B, 5.250% 08/01/22	1,000,000	1,155,840
PR Commonwealth of Puerto Rico
Public Improvement, Series 1998, 5.250% 07/01/18	1,000,000	1,019,810
Series 2007 A, Insured: FGIC 5.500% 07/01/21	1,000,000	1,011,080
State General Obligations Total		11,233,161
Tax-Backed Total		25,231,183
Transportation – 4.8%
Air Transportation – 1.4%
MA Port Authority
Bosfuel Corp., Series 2007, AMT, Insured: FGIC 5.000% 07/01/32	2,000,000	1,863,820
Air Transportation Total		1,863,820
Airports – 2.5%
MA Port Authority
Series 1999 D, AMT, Insured: FGIC 6.000% 07/01/29	2,000,000	2,012,120
Series 2007 A, Insured: FSA 4.500% 07/01/37	1,500,000	1,411,710
Airports Total		3,423,830
Toll Facilities – 0.9%
MA Turnpike Authority
Series 1997 C, Insured: NPFGC (c) 01/01/20	2,000,000	1,159,880
Toll Facilities Total		1,159,880
Transportation Total		6,447,530

	Par ($)	Value ($)
Utilities – 12.9%
Municipal Electric – 1.9%
MA Development Finance Agency
Devens Electric System, Series 2001, 6.000% 12/01/30	1,000,000	1,021,760
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 VV, Insured: NPFGC 5.250% 07/01/29	1,000,000	1,024,680
Series 2008 WW, 5.000% 07/01/28	500,000	492,215
Municipal Electric Total		2,538,655
Water & Sewer – 11.0%
MA Boston Water & Sewer Commission
Series 1992 A, 5.750% 11/01/13	855,000	927,213
Series 1993 A, 5.250% 11/01/19	4,750,000	5,369,733
Series 2009 A, 5.000% 11/01/28	1,250,000	1,354,175
MA Water Resources Authority
Series 1993 C: Insured: AMBAC 5.250% 12/01/15	390,000	440,302
Insured: NPFGC 5.250% 12/01/15	1,070,000	1,208,009
Series 2002 J, Insured: FSA: 5.250% 08/01/19	1,000,000	1,168,520
5.500% 08/01/21	2,500,000	2,992,925
Series 2007 B, Insured: FSA 5.250% 08/01/32	1,150,000	1,277,190
Water & Sewer Total		14,738,067
Utilities Total		17,276,722
Total Municipal Bonds (cost of $125,152,932)		130,570,620

See Accompanying Notes to Financial Statements.

11

Columbia Massachusetts Tax-Exempt Fund

October 31, 2009

Investment Companies – 1.5%
	Shares	Value ($)
Columbia Massachusetts Municipal Reserves, G-Trust Shares (7 day yield of 0.120%) (d)(e)	817,498	817,498
Dreyfus Massachusetts Municipal Money Market Fund (7 day yield of 0.000%)	1,156,726	1,156,726
Total Investment Companies (cost of $1,974,224)		1,974,224
Total Investments – 98.8% (cost of $127,127,156) (f)		132,544,844
Other Assets & Liabilities, Net – 1.2%		1,628,010
Net Assets – 100.0%		134,172,854

Notes to Investment Portfolio:

(a) Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2009, the value of this security amounted to $1,319,500, which represents 1.0% of net assets.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c) Zero coupon bond.

(d) Investments in affiliates during the year ended October 31, 2009:

  Security name: Columbia Massachusetts Municipal Reserves, G-Trust Shares (7 day yield of 0.120%).

Shares as of 10/31/08:	–
Shares purchased:	23,780,554
Shares sold:	(22,963,056)
Shares as of 10/31/09:	817,498
Net realized gain(loss):	$–
Dividend income earned:	$9,136
Value at end of period:	$817,498

(e) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(f) Cost for federal income tax purposes is $126,837,187.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$129,251,120	$1,319,500	$130,570,620
Total Investment Companies	1,974,224	—	—	1,974,224
Total Investments	$1,974,224	$129,251,120	$1,319,500	$132,544,844

The following table reconciles asset balances for the year ended October 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases (Sales)	Transfers into (out of) Level 3	Balance as of October 31, 2009
Municipal Bonds	$—	$—	$—	$(216,630)	$(70,000)	$1,606,130	$1,319,500

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributable to securities owned at October 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $216,630. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Education	25.5
Other	23.0
Tax-Backed	18.8
Utilities	12.9
Health Care	8.1
Transportation	4.8
Housing	3.2
Other Revenue	1.0
97.3
Investment Companies	1.5
Other Assets & Liabilities, Net	1.2
100.0

Acronym	Name
AGO	Assured Guaranty Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Massachusetts Tax-Exempt Fund
October 31, 2009

		($)
Assets	Unaffiliated investments, at identified cost	126,309,658
	Affiliated investments, at identified cost	817,498
	Total investments, at identified cost	127,127,156
	Unaffiliated investments, at value	131,727,346
	Affiliated investments, at value	817,498
	Total investments, at value	132,544,844
	Cash	223
	Receivable for:
	Fund shares sold	147,552
	Interest	2,035,449
	Expense reimbursement due from investment advisor	9,963
	Trustees' deferred compensation plan	26,362
	Prepaid expenses	463
	Total Assets	134,764,856
Liabilities	Payable for:
	Fund shares repurchased	231,541
	Distributions	169,432
	Investment advisory fee	58,283
	Pricing and bookkeeping fees	7,464
	Transfer agent fee	9,639
	Trustees' fees	209
	Audit fee	33,800
	Custody fee	1,800
	Distribution and service fees	35,573
	Chief compliance officer expenses	55
	Trustees' deferred compensation plan	26,362
	Other liabilities	17,844
	Total Liabilities	592,002
	Net Assets	134,172,854
Net Assets Consist of	Paid-in capital	128,051,741
	Undistributed net investment income	381,938
	Accumulated net realized gain	321,487
	Net unrealized appreciation on investments	5,417,688
	Net Assets	134,172,854
Class A	Net assets	$117,192,730
	Shares outstanding	15,474,989
	Net asset value per share	$7.57	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.57/0.9525)	$7.95	(b)
Class B	Net assets	$6,640,942
	Shares outstanding	876,880
	Net asset value and offering price per share	$7.57	(a)
Class C	Net assets	$10,339,182
	Shares outstanding	1,365,246
	Net asset value and offering price per share	$7.57	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Massachusetts Tax-Exempt Fund
For the Year Ended October 31, 2009

		($)
Investment Income	Interest	6,616,631
	Dividends	6,959
	Dividends from affiliates	9,136
	Total Investment Income	6,632,726
Expenses	Investment advisory fee	658,411
	Distribution fee:
	Class B	67,068
	Class C	71,441
	Service fee:
	Class A	260,190
	Class B	20,536
	Class C	21,895
	Pricing and bookkeeping fees	67,579
	Transfer agent fee	61,637
	Trustees' fees	20,939
	Custody fee	9,902
	Chief compliance officer expenses	632
	Other expenses	120,842
	Total Expenses	1,381,072
	Fees waived or expenses reimbursed by investment advisor	(120,205)
	Fees waived by distributor—Class C	(28,604)
	Expense reductions	(886)
	Net Expenses	1,231,377
	Net Investment Income	5,401,349
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain on:
	Investments	612,708
	Futures contracts	60,733
	Net realized gain	673,441
	Net change in unrealized appreciation (depreciation) on investments	10,838,357
	Net Gain	11,511,798
	Net Increase Resulting from Operations	16,913,147

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Massachusetts Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	5,401,349	5,744,890
	Net realized gain on investments and futures contracts	673,441	1,200,605
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	10,838,357	(14,551,485)
	Net increase (decrease) resulting from operations	16,913,147	(7,605,990)
Distributions to Shareholders	From net investment income:
	Class A	(4,698,922)	(4,924,183)
	Class B	(305,940)	(443,714)
	Class C	(351,954)	(350,134)
	From net realized gains:
	Class A	(719,761)	—
	Class B	(65,907)	—
	Class C	(57,814)	—
	Total distributions to shareholders	(6,200,298)	(5,718,031)
	Net Capital Stock Transactions	(3,877,292)	(13,795,105)
	Total increase (decrease) in net assets	6,835,557	(27,119,126)
Net Assets	Beginning of period	127,337,297	154,456,423
	End of period	134,172,854	127,337,297
	Undistributed net investment income at end of period	381,938	369,382

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Massachusetts Tax-Exempt Fund

	Capital Stock Activity
	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,204,135	8,855,388	882,973	6,678,958
Distributions reinvested	464,950	3,371,949	392,191	2,938,491
Redemptions	(1,697,784)	(12,387,265)	(2,530,546)	(19,074,394)
Net decrease	(28,699)	(159,928)	(1,255,382)	(9,456,945)
Class B
Subscriptions	61,110	448,629	42,455	323,103
Distributions reinvested	34,983	251,713	40,274	302,130
Redemptions	(726,975)	(5,336,288)	(518,466)	(3,855,607)
Net decrease	(630,882)	(4,635,946)	(435,737)	(3,230,374)
Class C
Subscriptions	289,237	2,138,951	211,865	1,602,702
Distributions reinvested	33,263	241,612	26,640	199,738
Redemptions	(200,181)	(1,461,981)	(385,242)	(2,910,226)
Net increase (decrease)	122,319	918,582	(146,737)	(1,107,786)

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$6.98		$7.69		$7.94		$7.83		$8.17
Income from Investment Operations:
Net investment income (a)	0.31		0.31		0.31		0.31		0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.63		(0.71)		(0.18)		0.17		(0.23)
Total from investment operations	0.94		(0.40)		0.13		0.48		0.09
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.31)		(0.31)		(0.31)		(0.32)
From net realized gains	(0.05)		—		(0.07)		(0.06)		(0.11)
Total distributions to shareholders	(0.35)		(0.31)		(0.38)		(0.37)		(0.43)
Net Asset Value, End of Period	$7.57		$6.98		$7.69		$7.94		$7.83
Total return (b)	13.82	%(c)	(5.46)%		1.65%		6.30%		1.09	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	0.85%		0.93%		0.94%		0.93%		0.90%
Interest expense and fees	—		0.03	%(e)	0.07	%(e)	0.06	%(e)	0.04	%(e)
Net expenses (d)	0.85%		0.96%		1.01%		0.99%		0.94%
Waiver/Reimbursement	0.09%		—		—		—		—	%(f)
Net investment income (d)	4.18%		4.08%		3.96%		3.99%		4.03%
Portfolio turnover rate	15%		16%		14%		6%		6%
Net assets, end of period (000s)	$117,193		$108,149		$128,833		$137,232		$146,149

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$6.98		$7.69		$7.94		$7.83		$8.17
Income from Investment Operations:
Net investment income (a)	0.25		0.25		0.25		0.25		0.26
Net realized and unrealized gain (loss) on investments and futures contracts	0.64		(0.71)		(0.18)		0.17		(0.23)
Total from investment operations	0.89		(0.46)		0.07		0.42		0.03
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.25)		(0.25)		(0.25)		(0.26)
From net realized gains	(0.05)		—		(0.07)		(0.06)		(0.11)
Total distributions to shareholders	(0.30)		(0.25)		(0.32)		(0.31)		(0.37)
Net Asset Value, End of Period	$7.57		$6.98		$7.69		$7.94		$7.83
Total return (b)	12.98	%(c)	(6.16)%		0.90%		5.50%		0.34	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	1.60%		1.68%		1.69%		1.68%		1.65%
Interest expense and fees	—		0.03	%(e)	0.07	%(e)	0.06	%(e)	0.04	%(e)
Net expenses (d)	1.60%		1.71%		1.76%		1.74%		1.69%
Waiver/Reimbursement	0.09%		—		—		—		—	%(f)
Net investment income (d)	3.46%		3.32%		3.21%		3.25%		3.28%
Portfolio turnover rate	15%		16%		14%		6%		6%
Net assets, end of period (000s)	$6,641		$10,518		$14,941		$21,192		$27,208

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$6.98	$7.69		$7.94		$7.83		$8.17
Income from Investment Operations:
Net investment income (a)	0.27	0.27		0.27		0.28		0.29
Net realized and unrealized gain (loss) on investments and futures contracts	0.64	(0.71)		(0.18)		0.16		(0.24)
Total from investment operations	0.91	(0.44)		0.09		0.44		0.05
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)		(0.27)		(0.27)		(0.28)
From net realized gains	(0.05)	—		(0.07)		(0.06)		(0.11)
Total distributions to shareholders	(0.32)	(0.27)		(0.34)		(0.33)		(0.39)
Net Asset Value, End of Period	$7.57	$6.98		$7.69		$7.94		$7.83
Total return (b)(c)	13.31%	(5.88)%		1.20%		5.82%		0.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	1.30%	1.38%		1.39%		1.38%		1.35%
Interest expense and fees	—	0.03	%(e)	0.07	%(e)	0.06	%(e)	0.04	%(e)
Net expenses (d)	1.30%	1.41%		1.46%		1.44%		1.39%
Waiver/Reimbursement	0.39%	0.30%		0.30%		0.30%		0.30%
Net investment income (d)	3.73%	3.63%		3.51%		3.54%		3.57%
Portfolio turnover rate	15%	16%		14%		6%		6%
Net assets, end of period (000s)	$10,339	$8,670		$10,683		$13,982		$13,986

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Massachusetts Tax-Exempt Fund
October 31, 2009

Note 1. Organization

Columbia Massachusetts Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and Massachusetts individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through December 18, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures except as disclosed in Note 4.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be

20

Columbia Massachusetts Tax-Exempt Fund, October 31, 2009

different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are

21

Columbia Massachusetts Tax-Exempt Fund, October 31, 2009

indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(31,977)	$31,977	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	October 31,
	2009	2008
Tax-Exempt Income	$5,356,816	$5,714,770
Ordinary Income*	—	3,261
Long-Term Capital Gains	843,482	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$296,227	$622,663	$5,707,657

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2009, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$9,314,576
Unrealized depreciation	(3,606,919)
Net unrealized appreciation	$5,707,657

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory,

22

Columbia Massachusetts Tax-Exempt Fund, October 31, 2009

administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2009, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

BOA entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective November 1, 2009, the annual rate changed to $22.36 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2009, no minimum account balance fees were charged by the Fund.

23

Columbia Massachusetts Tax-Exempt Fund, October 31, 2009

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2009, the Distributor has retained net underwriting discounts of $10,499 on sales of the Fund's Class A shares and received net CDSC fees of $15, $6,014 and $742 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fees for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2009, the Fund's effective service fee rate was 0.23% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

The Fund may make daily investments of cash balances in Columbia Massachusetts Municipal Reserves, an affiliated open-ended investment company, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Massachusetts Municipal Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended October 31, 2009, these custody credits reduced total expenses by $886 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivatives Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to

24

Columbia Massachusetts Tax-Exempt Fund, October 31, 2009

increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Futures Contracts

The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Fund's Statement of Assets and Liabilities.

During the year ended October 31, 2009, the Fund entered into 47 futures contracts. The Fund did not have any open futures contracts at the end of the year.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

Amount of Realized Gain or (Loss)
on Derivatives Recognized in Income

Risk Exposure	Futures Contracts
Interest Rate	$60,733

Note 7. Portfolio Information

For the year ended October 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $18,846,901 and $21,326,285, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2009, the Fund did not borrow under these arrangements.

25

Columbia Massachusetts Tax-Exempt Fund, October 31, 2009

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversified Risk

The Fund is a non-diversified Fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at October 31, 2009, invested in debt obligations issued by each of Massachusetts and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2009, private insurers who insured greater than 5% of the total net assets of the Fund were as follows:

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	14.7%
Ambac Assurance Corp.	8.9
Financial Guaranty Insurance Co.	8.0
Financial Security Assurance, Inc.	7.4

At November 25, 2009, National Public Finance Guarantee Corp., Ambac Assurance Corp., Financial Guaranty Insurance Co., and Financial Security Assurance, Inc. were rated by Standard & Poor's A, CC, non rated and AAA, respectively.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

26

Columbia Massachusetts Tax-Exempt Fund, October 31, 2009

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Massachusetts Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

28

Federal Income Tax Information (Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2009, $717,249, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2009, 100.00% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66, None

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66, None

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66, None

31

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66, Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

32

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

33

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes

34

and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Massachusetts Tax-Exempt Fund's performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Massachusetts Tax-Exempt Fund's total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of

35

the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

36

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM: REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

37

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half

38

of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

39

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer

40

agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

41

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully Submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Massachusetts Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

45

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Columbia Massachusetts Tax-Exempt Fund

Annual Report, October 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/26723-1009 (12/09) 09/97714

Columbia Management®

Annual Report

October 31, 2009

Columbia New York Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	28

Federal Income Tax Information	29

Fund Governance	30

Board Consideration and Approval of Advisory Agreements	34

Summary of Management Fee Evaluation by Independent Fee Consultant	37

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund's performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multi-year lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets through November 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter 2009, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one's assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you'll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

Fund Profile – Columbia New York Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/09

+17.24%

Class A shares (without sales charge)

+13.60%

Barclays Capital Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 17.24% without sales charge.

■  The fund outperformed its benchmark, the Barclays Capital Municipal Bond Index1, and the average return of its peer group, the Lipper New York Municipal Debt Funds Classification.2

■  An overweight in longer-maturity bonds, where issue selection was also strong, helped the fund outperform both its benchmark and peer group.

Portfolio Management

Kimberly A. Campbell has managed the fund since 2009 and has been associated with the advisor or its predecessors since 1995.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

1

Economic Update – Columbia New York Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2009

■  After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■  As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy appeared to regain its footing midway through the 12-month period that began November 1, 2008 and ended October 31, 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.8%, primarily on the strength of federal government stimulus spending. Now, hopes for a sustained recovery depend on a rebound in consumer spending and a shift from cost cuts to revenue gains to keep business profits moving higher.

The housing market showed some signs of improvement. Construction spending declined during most of the period, but turned slightly higher in August and September. New and existing home sales were weak in the first half of the period, but increased in the second half. However, new home sales took a surprise dip late in the period, as did housing starts, as the deadline for a generous first-time homebuyer tax credit neared. An extension of the credit into mid-2010 and an expansion of eligibility requirements, which were recently signed into law, renewed hopes for a sustained rebound in housing.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate to 10.2% and wiping out all of the jobs gained since the last recession. However, the pace of job losses slowed markedly by the period's end, from 533,000 jobs lost in November 2008 to 190,000 jobs lost in October 2009. Yet, prospects appear dim for a quick recovery in the labor markets. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a dive in August and September. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets.

Manufacturing activity slowed through the first half of the period, but a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained there for the remainder of the period. Any number above 50 indicates that manufacturing activity is expanding. However, several other key manufacturing indicators soured in October. Industrial production declined and manufacturing capacity utilization stalled after several months of modest improvement.

Consumer spending registered both ups and downs during the 12-month period, and the trend at the end of the period was hard to read because of the impact of the federal Cash for Clunkers program, which boosted auto sales. Spending rose sharply in August, then fell in September. New rigorous lending standards severely limited access to credit for business and consumers alike, and further hampered economic growth. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate—the federal funds rate—between zero and 0.25%—a record low. In light of continued uncertainty about the economy, the Fed made no further change to the federal funds rate during the period.

Bonds outperformed domestic stocks

As investors sought refuge from a volatile stock market, the highest-quality sectors of the U.S. bond market delivered solid gains during the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized, Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the

2

Economic Update (continued) – Columbia New York Tax-Exempt Fund period at just under 4.0%, declined to 2.2% in December 2008, then rose to end the period at 3.4%. In this environment, the Barclays Capital Aggregate Bond Index1 returned 13.79%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index2 returned 13.60%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index3 returned 36.47%.

Stocks retreated, then rebounded

Against a strengthening economic backdrop, the U.S. stock market returned 9.80% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large and small-cap stocks and growth outperformed value by a solid margin, as measured by their respective Russell indices.5 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 27.71% (in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 64.13% (in U.S. dollars), led by strong gains from China, India, Indonesia, Colombia and Brazil.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

3The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

7The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

3

Performance Information – Columbia New York Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.09
Class B	1.84
Class C	1.84

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 11/01/99 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/99 – 10/31/09 ($)

Sales charge	without	with
Class A	17,064	16,254
Class B	15,845	15,845
Class C	16,322	16,322

Average annual total return as of 10/31/09 (%)

Share class	A		B		C
Inception	09/26/86		08/04/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	17.24	11.67	16.38	11.38	16.72	15.72
5-year	3.38	2.38	2.61	2.27	2.92	2.92
10-year	5.49	4.98	4.71	4.71	5.02	5.02

Average annual total return as of 09/30/09 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
1-year	16.22	10.70	15.36	10.36	15.70	14.70
5-year	4.10	3.09	3.33	2.99	3.64	3.64
10-year	5.61	5.10	4.83	4.83	5.14	5.14

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia New York Tax-Exempt Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,080.10	1,020.97	4.40	4.28	0.84
Class B	1,000.00	1,000.00	1,076.00	1,017.19	8.32	8.08	1.59
Class C	1,000.00	1,000.00	1,077.60	1,018.70	6.76	6.56	1.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia New York Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/09 ($)

Class A	7.25
Class B	7.25
Class C	7.25

Distributions declared per share

11/01/08 – 10/31/09 ($)

Class A	0.39
Class B	0.33
Class C	0.36

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.09 per share of taxable realized gains.

30-day SEC yields

as of 10/31/09 (%)

Class A	3.81
Class B	3.23
Class C	3.54

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/09 (%)

Class A	6.43
Class B	5.46
Class C	5.98

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0% and a New York state income tax rate of 8.97%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 17.24% without sales charge. The fund came out ahead of its benchmark, the Barclays Capital Municipal Bond Index, which returned 13.60%, and the average return of its peer group, the Lipper New York Municipal Debt Funds Classification, which gained 14.66%. The fund benefited from an overweight in and strong issue selection among long-term bonds, which were particularly strong performers in the second half of the period. An overweight in lower-quality higher-yielding BBB-rated bonds further aided performance versus the benchmark. Hospital bonds, many of which were medium- and lower-quality issues, and long-term transportation bonds were among the standouts. We believe the fund's exposure to 15 year bonds and longer helped it outperform its Lipper peer group average.

Strongest returns from longer-maturity and lower-quality issues

During the first half of the period, the economy slowed dramatically, unemployment rose, housing prices weakened and stock prices plunged. Municipal bonds faced added pressure as institutional investors sold longer-maturity high-grade issues, causing yields to rise and bond prices to fall. By late 2008, yields on 10-year high-grade municipal issues had reached roughly 140% of yields on comparable taxable bonds. This yield advantage attracted the attention of individual investors, who remained strong buyers of municipal bonds for the rest of the period. New municipal issuance, however, remained light, as liquidity dried up and insurers suffered credit-rating downgrades that increased the cost for issuers coming to market.

The economic outlook improved in the spring of 2009, thanks to government stimulus measures and low short-term interest rates. Bond investors began taking on added risk to obtain more yield, buying long-term bonds and lower-quality issues, which were among the year's best performers. New municipal bond issuance remained limited, due, in part, to the introduction of Build America bonds, which allow municipalities to sell taxable issues and collect a 35% subsidy from the federal government to help offset the cost increase over tax-exempt issues.

Focus on intermediate maturities and medium- to higher-quality

Early in the period, we maintained our focus on intermediate-term issues with maturities between 10 and 20 years. These bonds offered higher yields than short-term bonds and less risk than longer-term issues. As opportunities presented themselves, we sold some bonds with maturities of 12 years or less and reallocated the proceeds to bonds with maturities beyond 20 years, which offered higher yields. We also maintained an emphasis on medium- to higher-quality issues with ratings of A or better. Exposure to A-rated, as well as BBB- and non-rated, bonds worked well as investors favored lower-quality issues. The fund's stake in AAA-rated issues declined, as the credit ratings of some of the fund's insured AAA-rated bonds fell along with those of their insurers.

6

Portfolio Manager's Report (continued) – Columbia New York Tax-Exempt Fund

Cautious outlook for New York finances

Despite being hit hard by financial crisis and recession, New York maintained credit ratings of AA3 from Moody's and AA from Standard & Poor's. However, we believe the state may have a tough recovery ahead. Unemployment was 8.9% as of September 30th, and is expected to rise. Expectations are that hiring will come back very slowly in the beleaguered financial services sector, which faces added pressure from new securities regulations. The state has also cut government payrolls, but will most likely have to undertake more layoffs or cut services, given the shortfalls from personal income tax, sales tax and corporate tax receipts. Despite these concerns, we are encouraged that the state recently passed a budget that we believe relies on recurring solutions rather than one-time fixes to deal with declining revenues.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Top 5 sectors

as of 10/31/09 (%)

Education	12.3
Pool/Bond Bank	10.9
Hospitals	9.5
Special Non-Property Tax	9.5
Water & Sewer	6.3

Quality breakdown

as of 10/31/09 (%)

AAA	18.0
AA	39.8
A	21.7
BBB	6.7
BB	3.7
B	1.9
Non-Rated	8.2

Maturity breakdown

as of 10/31/09 (%)

0-1 year	1.5
1-3 years	0.2
3-5 years	5.3
5-7 years	3.8
7-10 years	9.4
10-15 years	13.1
15-20 years	15.7
20-25 years	24.8
25 years and over	24.8
Cash & Equivalents	1.4

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia New York Tax-Exempt Fund

October 31, 2009

Municipal Bonds – 97.5%
	Par ($)	Value ($)
Education – 13.3%
Education – 12.3%
NY Dormitory Authority
Columbia University,
Series 2008, 5.000% 07/01/38	500,000	528,040
Cornell University,
Series 2009 A, 5.000% 07/01/39	500,000	523,390
New York University:
Series 1998 A, Insured: NPFGC 5.750% 07/01/27	2,000,000	2,327,460
Series 2001 1, Insured: AMBAC 5.500% 07/01/40	1,000,000	1,141,780
St. John's University,
Series 2007 C, Insured: NPFGC 5.250% 07/01/30	1,000,000	1,054,460
Teachers College,
Series 2009, 5.500% 03/01/39	430,000	450,034
NY Dutchess County Industrial Development Agency
Bard College,
Series 2007, 4.500% 08/01/36	500,000	417,500
NY New York City Trust for Cultural Resources
The Julliard School,
Series 2009 A: 5.000% 01/01/34	375,000	392,670
5.000% 01/01/39	500,000	521,640
NY St. Lawrence County Industrial Development Agency
Clarkson University,
Series 2007, 5.000% 07/01/31	1,000,000	985,620
Education Total		8,342,594
Prep School – 1.0%
NY New York City Industrial Development Agency
Marymount School Academy,
Series 2001, Insured: ACA 5.125% 09/01/21	625,000	631,125
Prep School Total		631,125
Education Total		8,973,719

	Par ($)	Value ($)
Health Care – 15.2%
Continuing Care Retirement – 3.6%
NY Broome County Industrial Development Agency
Good Shepherd Village Endwell,
Series 2008 A: 6.750% 07/01/28	500,000	417,545
6.875% 07/01/40	250,000	198,523
NY Nassau County Industrial Development Agency
Amsterdam at Harborside,
Series 2007 A, 6.700% 01/01/43	750,000	638,572
NY Suffolk County Industrial Development Agency
Active Retirement Community,
Series 2006, 5.000% 11/01/28	1,335,000	1,179,326
Continuing Care Retirement Total		2,433,966
Hospitals – 9.5%
NY Dormitory Authority
Kaleida Health,
Series 2006, Insured: FHA 4.700% 02/15/35	1,000,000	919,480
New York Hospital Medical Centre,
Series 2007, Insured: FHA 4.750% 02/15/37	1,000,000	886,850
North Shore University Hospital,
Series 2007 A, 5.000% 05/01/32	1,000,000	963,380
NYU Hospital Center,
Series 2007 B, 5.625% 07/01/37	1,000,000	978,640
Orange Regional Medical Center,
Series 2008, 6.125% 12/01/29	650,000	591,071
University of Rochester,
Series 2007, 5.000% 07/01/27	1,000,000	1,035,250
NY Saratoga County Industrial Development Agency
Saratoga Hospital:
Series 2004 A, 5.000% 12/01/13	250,000	255,695
Series 2007 B, 5.250% 12/01/32	500,000	464,625

See Accompanying Notes to Financial Statements.

8

Columbia New York Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Yonkers Industrial Development Agency
St. John's Riverside Hospital,
Series 2001 A, 6.800% 07/01/16	290,000	294,031
Hospitals Total		6,389,022
Nursing Homes – 2.1%
NY Amherst Industrial Development Agency
Beechwood Health Care Center,
Series 2007, 5.200% 01/01/40	750,000	488,085
NY Essex County Industrial Development Agency
Moses Ludington Nursing Home,
Series 2000 A, Insured: FHA 6.200% 02/01/30	935,000	951,774
Nursing Homes Total		1,439,859
Health Care Total		10,262,847
Housing – 6.7%
Assisted Living/Senior – 4.2%
NY Huntington Housing Authority
Gurwin Jewish Senior Center,
Series 1999 A, 5.875% 05/01/19	1,500,000	1,345,965
NY Mount Vernon Industrial Development Agency
Wartburg Senior Housing, Inc.,
Series 1999: 6.150% 06/01/19	1,000,000	976,660
6.200% 06/01/29	615,000	562,344
Assisted Living/Senior Total		2,884,969
Multi-Family – 1.0%
NY New York City Housing Development Corp.
Series 2009,
Guarantor: FNMA 4.500% 09/15/25	165,000	165,122
Series 2009 C1,
5.500% 11/01/34	500,000	512,340
Multi-Family Total		677,462
Single-Family – 1.5%
NY Mortgage Agency
Series 2007 148, AMT,
5.200% 10/01/32	1,000,000	1,000,600
Single-Family Total		1,000,600
Housing Total		4,563,031

	Par ($)	Value ($)
Other – 16.5%
Other – 0.8%
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind,
Series 2004, 5.375% 08/01/24	550,000	549,120
Other Total		549,120
Pool/Bond Bank – 10.9%
NY Environmental Facilities Corp.
Series 2005 B,
5.500% 04/15/35	1,000,000	1,169,120
Series 2006 A,
4.750% 06/15/31	1,000,000	1,019,300
Series 2008 A,
5.000% 06/15/37	1,000,000	1,034,640
Series 2009 A,
5.000% 06/15/34	4,000,000	4,132,520
Pool/Bond Bank Total		7,355,580
Refunded/Escrowed (a) – 4.8%
NY Dormitory Authority
Memorial Sloan-Kettering Cancer Center,
Series 2003, Escrowed to Maturity, Insured: NPFGC (b) 07/01/25	3,000,000	1,559,310
Series 2000 A,
Pre-refunded 07/01/10, Insured: NPFGC (c) 07/01/14 (5.700% 07/01/10)	630,000	634,259
University of Rochester,
Series 2000 A, Insured: NPFGC (c) 07/01/14 (5.700% 07/01/10)	370,000	371,484
NY Greece Central School District
Series 1992,
Escrowed to Maturity, Insured: FGIC 6.000% 06/15/16	500,000	610,385
NY Urban Development Corp.
Series 2002 A,
Pre-refunded 01/01/11, 5.500% 01/01/17	105,000	111,075
Refunded/Escrowed Total		3,286,513
Other Total		11,191,213

See Accompanying Notes to Financial Statements.

9

Columbia New York Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Other Revenue – 1.2%
Recreation – 1.2%
NY Trust Cultural Resources
Museum of Modern Art,
Series 2008 1A, 5.000% 04/01/31	750,000	786,825
Recreation Total		786,825
Other Revenue Total		786,825
Tax-Backed – 19.1%
Local Appropriated – 2.7%
NY Dormitory Authority
Series 2001 2-4,
4.750% 01/15/30	1,000,000	1,009,410
Westchester County,
Series 1998, (b) 08/01/19	1,200,000	833,820
Local Appropriated Total		1,843,230
Local General Obligations – 1.8%
NY Mount Sinai School District
Series 1992,
Insured: AMBAC 6.200% 02/15/19	1,005,000	1,230,934
Local General Obligations Total		1,230,934
Special Non-Property Tax – 9.5%
NY Dormitory Authority
Series 2008-B:
5.250% 03/15/38	500,000	523,335
5.750% 03/15/36	500,000	552,180
NY Local Government Assistance Corp.
Series 1993 E,
6.000% 04/01/14	2,945,000	3,295,779
NY Metropolitan Transportation Authority
Series 2009 B,
5.000% 11/15/34	1,000,000	1,026,190
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2007 A,
5.250% 08/01/57	1,000,000	1,013,900
Special Non-Property Tax Total		6,411,384
State Appropriated – 5.1%
NY Dormitory Authority
Series 1993,
6.000% 07/01/20	2,000,000	2,306,240

	Par ($)	Value ($)
State University,
Series 2000 C, Insured: FSA 5.750% 05/15/17	1,000,000	1,162,810
State Appropriated Total		3,469,050
Tax-Backed Total		12,954,598
Transportation – 10.5%
Air Transportation – 3.7%
NY New York City Industrial Development Agency
American Airlines, Inc.,
Series 2005, AMT, 7.750% 08/01/31	1,000,000	979,270
Terminal One Group Association LP,
Series 2005, AMT, 5.500% 01/01/24	1,500,000	1,498,410
Air Transportation Total		2,477,680
Ports – 3.3%
NY Port Authority of New York & New Jersey
Series 1993,
5.375% 03/01/28	2,000,000	2,222,740
Ports Total		2,222,740
Toll Facilities – 1.5%
NY Thruway Authority
Series 2007,
Insured: FGIC 5.000% 01/01/27	1,000,000	1,049,140
Toll Facilities Total		1,049,140
Transportation – 2.0%
NY Metropolitan Transportation Authority
Series 2005 B,
Insured: AMBAC 5.250% 11/15/23	1,250,000	1,372,787
Transportation Total		1,372,787
Transportation Total		7,122,347
Utilities – 15.0%
Independent Power Producers – 1.3%
NY Suffolk County Industrial Development Agency
Nissequogue Cogeneration Partners Facilities,
Series 1998, AMT, 5.500% 01/01/23	1,000,000	871,490
Independent Power Producers Total		871,490

See Accompanying Notes to Financial Statements.

10

Columbia New York Tax-Exempt Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Investor Owned – 2.3%
NY Energy & Research Development Authority
Brooklyn Union Gas Co.,
Series 1993, 9.826% 04/01/20 (11/25/09) (d)(e)	1,500,000	1,561,020
Investor Owned Total		1,561,020
Municipal Electric – 5.1%
NY Long Island Power Authority
Series 2000,
Insured: FSA (b) 06/01/18	1,000,000	732,660
Series 2008 A,
6.000% 05/01/33	1,000,000	1,118,230
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK,
Insured: NPFGC 5.500% 07/01/15	1,500,000	1,624,110
Municipal Electric Total		3,475,000
Water & Sewer – 6.3%
NY Great Neck North Water Authority
Series 2008,
5.000% 01/01/33	690,000	716,668
NY New York City Municipal Water Finance Authority
Series 2008,
4.500% 06/15/38	1,000,000	940,200
Series 2009 FF-2,
5.500% 06/15/40	1,000,000	1,083,950
Series 2009,
5.250% 06/15/40	500,000	527,445
NY Rensselaer County Water Service & Sewer Authority
Series 2008,
5.250% 09/01/38	1,000,000	1,009,780
Water & Sewer Total		4,278,043
Utilities Total		10,185,553
Total Municipal Bonds (cost of $64,049,313)		66,040,133

Investment Companies – 1.2%
	Shares	Value ($)
Columbia New York Tax-Exempt
Reserves, Capital Class (7 day yield of 0.030%) (f)(g)	514,090	514,090
Dreyfus Municipal Cash
Management Plus Fund (7 day yield of 0.110%)	254,748	254,748
Total Investment Companies (cost of $768,838)		768,838
Total Investments – 98.7% (cost of $64,818,151) (h)		66,808,971
Other Assets & Liabilities, Net – 1.3%		908,149
Net Assets – 100.0%		67,717,120

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2009.

(e)  Parenthetical date represents the next interest rate reset date for the security.

(f)  Investments in affiliates during the year ended October 31, 2009:

Security name: Columbia New York Tax-Exempt Reserves, Capital Class
(7 day yield of 0.030%)
Shares as of 10/31/08:	—
Shares purchased:	16,369,282
Shares sold:	(15,855,192)
Shares as of 10/31/09:	514,090
Net realized gain(loss):	$—
Dividend income earned:	$7,347
Value at end of period:	$514,090

(g)  Money market mutual fund registered under the Investment Company Act of 1940, as amended and advised by Columbia Management Advisors, LLC.

(h)  Cost for federal income tax purposes is $64,558,122.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$66,040,133	$—	$66,040,133
Total Investment Companies	768,838	—	—	768,838
Total Investments	$768,838	$66,040,133	$—	$66,808,971

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

11

Columbia New York Tax-Exempt Fund

October 31, 2009

At October 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	19.1
Health Care	15.2
Utilities	15.0
Education	13.3
Pool/Bond Bank	10.9
Transportation	10.5
Housing	6.7
Refunded/Escrowed	4.8
Other Revenue	1.2
Other	0.8
97.5
Investment Companies	1.2
Other Assets & Liabilities, Net	1.3
100.0

Acronym	Name
ACA	ACA Financial Guaranty Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia New York Tax-Exempt Fund
October 31, 2009

Assets	Unaffiliated investments, at identified cost	$64,304,061
	Affiliated investments, at identified cost	514,090
	Total investments, at identified cost	64,818,151
	Unaffiliated investments, at value	66,294,881
	Affiliated investments, at value	514,090
	Total investments, at value	66,808,971
	Cash	325
	Receivable for:
	Fund shares sold	101,090
	Interest	1,055,503
	Expense reimbursement due from investment advisor	15,181
	Trustees' deferred compensation plan	19,998
	Prepaid expenses	231
	Total Assets	68,001,299
Liabilities	Payable for:
	Fund shares repurchased	57,745
	Distributions	89,423
	Investment advisory fee	29,155
	Pricing and bookkeeping fees	6,225
	Transfer agent fee	6,375
	Trustees' fees	188
	Audit fee	34,299
	Custody fee	1,926
	Distribution and service fees	22,971
	Chief compliance officer expenses	52
	Trustees' deferred compensation plan	19,998
	Other liabilities	15,822
	Total Liabilities	284,179
	Net Assets	67,717,120
Net Assets Consist of	Paid-in capital	63,366,457
	Undistributed net investment income	823,004
	Accumulated net realized gain	1,536,839
	Net unrealized appreciation on investments	1,990,820
	Net Assets	67,717,120
Class A	Net assets	$50,468,958
	Shares outstanding	6,959,118
	Net asset value per share	$7.25	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.25/0.9525)	$7.61	(b)
Class B	Net assets	$8,216,951
	Shares outstanding	1,133,021
	Net asset value and offering price per share	$7.25	(a)
Class C	Net assets	$9,031,211
	Shares outstanding	1,245,264
	Net asset value and offering price per share	$7.25	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia New York Tax-Exempt Fund
For the Year Ended October 31, 2009

		($)
Investment Income	Interest	3,546,571
	Dividends	3,406
	Dividends from affiliates	7,347
	Total Investment Income	3,557,324
Expenses	Investment advisory fee	334,848
	Distribution fee:
	Class B	68,789
	Class C	63,116
	Service fee:
	Class A	119,106
	Class B	22,123
	Class C	20,306
	Pricing and bookkeeping fees	56,413
	Transfer agent fee	40,405
	Trustees' fees	17,874
	Custody fee	9,516
	Audit fee	39,482
	Reports to shareholders	34,272
	Chief compliance officer expenses	606
	Other expenses	37,754
	Total Expenses	864,610
	Fees waived or expenses reimbursed by investment advisor	(169,148)
	Fees waived by distributor—Class C	(25,251)
	Expense reductions	(607)
	Net Expenses	669,604
	Net Investment Income	2,887,720
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
	Net realized gain on:
	Investments	1,975,251
	Futures contracts	28,426
	Net realized gain	2,003,677
	Net change in unrealized appreciation (depreciation) on investments	5,941,093
	Net Gain	7,944,770
	Net Increase Resulting from Operations	10,832,490

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia New York Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	2,887,720	2,943,238
	Net realized gain on investments and futures contracts	2,003,677	872,899
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	5,941,093	(9,410,713)
	Net increase (decrease) resulting from operations	10,832,490	(5,594,576)
Distributions to Shareholders	From net investment income:
	Class A	(2,152,096)	(2,036,977)
	Class B	(332,189)	(448,956)
	Class C	(329,331)	(354,557)
	From net realized gains:
	Class A	(562,331)	(503,414)
	Class B	(128,562)	(156,300)
	Class C	(108,984)	(97,587)
	Total distributions to shareholders	(3,613,493)	(3,597,791)
	Net Capital Stock Transactions	(724,723)	(5,256,998)
	Total increase (decrease) in net assets	6,494,274	(14,449,365)
Net Assets	Beginning of period	61,222,846	75,672,211
	End of period	67,717,120	61,222,846
	Undistributed net investment income at end of period	823,004	753,793

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia New York Tax-Exempt Fund

	Capital Stock Activity
	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,440,985	16,023,912	1,146,528	8,338,652
Distributions reinvested	245,488	1,637,886	226,091	1,630,788
Redemptions	(2,267,037)	(15,442,027)	(1,476,999)	(10,519,253)
Net increase (decrease)	419,436	2,219,771	(104,380)	(549,813)
Class B
Subscriptions	33,577	225,308	60,627	438,310
Distributions reinvested	47,405	313,894	55,749	403,425
Redemptions	(488,031)	(3,335,694)	(738,672)	(5,354,041)
Net decrease	(407,049)	(2,796,492)	(622,296)	(4,512,306)
Class C
Subscriptions	205,131	1,417,020	237,969	1,733,849
Distributions reinvested	36,280	241,625	34,549	249,308
Redemptions	(266,738)	(1,806,647)	(301,262)	(2,178,036)
Net decrease	(25,327)	(148,002)	(28,744)	(194,879)

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.55	$7.49	$7.70	$7.61	$7.84
Income from Investment Operations:
Net investment income (a)	0.31	0.31	0.31	0.32	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.78	(0.87)	(0.19)	0.15	(0.22)
Total from investment operations	1.09	(0.56)	0.12	0.47	0.09
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.30)	(0.31)	(0.31)	(0.30)
From net realized gains	(0.09)	(0.08)	(0.02)	(0.07)	(0.02)
Total distributions to shareholders	(0.39)	(0.38)	(0.33)	(0.38)	(0.32)
Net Asset Value, End of Period	$7.25	$6.55	$7.49	$7.70	$7.61
Total return (b)(c)	17.24%	(7.86)%	1.59%	6.31%	1.19%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.84%	0.84%	0.84%	0.84%	0.84%
Waiver/Reimbursement	0.25%	0.24%	0.21%	0.21%	0.14%
Net investment income (d)	4.47%	4.29%	4.15%	4.16%	4.00%
Portfolio turnover rate	20%	17%	15%	9%	7%
Net assets, end of period (000s)	$50,469	$42,819	$49,751	$56,050	$58,004

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.55	$7.49	$7.70	$7.61	$7.84
Income from Investment Operations:
Net investment income (a)	0.25	0.26	0.26	0.26	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	0.78	(0.88)	(0.20)	0.15	(0.21)
Total from investment operations	1.03	(0.62)	0.06	0.41	0.04
Less Distributions to Shareholders:
From net investment income	(0.24)	(0.24)	(0.25)	(0.25)	(0.25)
From net realized gains	(0.09)	(0.08)	(0.02)	(0.07)	(0.02)
Total distributions to shareholders	(0.33)	(0.32)	(0.27)	(0.32)	(0.27)
Net Asset Value, End of Period	$7.25	$6.55	$7.49	$7.70	$7.61
Total return (b)(c)	16.38%	(8.54)%	0.83%	5.52%	0.44%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.59%	1.59%	1.59%	1.59%	1.59%
Waiver/Reimbursement	0.25%	0.24%	0.21%	0.21%	0.14%
Net investment income (d)	3.73%	3.54%	3.40%	3.41%	3.25%
Portfolio turnover rate	20%	17%	15%	9%	7%
Net assets, end of period (000s)	$8,217	$10,084	$16,192	$22,782	$28,278

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.55	$7.49	$7.70	$7.61	$7.84
Income from Investment Operations:
Net investment income (a)	0.28	0.28	0.28	0.28	0.28
Net realized and unrealized gain (loss) on investments and futures contracts	0.78	(0.87)	(0.19)	0.15	(0.22)
Total from investment operations	1.06	(0.59)	0.09	0.43	0.06
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)	(0.28)	(0.27)	(0.27)
From net realized gains	(0.09)	(0.08)	(0.02)	(0.07)	(0.02)
Total distributions to shareholders	(0.36)	(0.35)	(0.30)	(0.34)	(0.29)
Net Asset Value, End of Period	$7.25	$6.55	$7.49	$7.70	$7.61
Total return (b)(c)	16.72%	(8.27)%	1.14%	5.84%	0.74%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.29%	1.29%	1.29%	1.29%	1.29%
Waiver/Reimbursement	0.55%	0.54%	0.51%	0.51%	0.44%
Net investment income (d)	4.02%	3.84%	3.69%	3.71%	3.55%
Portfolio turnover rate	20%	17%	15%	9%	7%
Net assets, end of period (000s)	$9,031	$8,319	$9,729	$9,461	$9,974

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia New York Tax-Exempt Fund
October 31, 2009

Note 1. Organization

Columbia New York Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and New York individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through December 18, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures except as disclosed in Note 4.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

20

Columbia New York Tax-Exempt Fund, October 31, 2009

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are

21

Columbia New York Tax-Exempt Fund, October 31, 2009

indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(4,893)	$4,893	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	October 31,
	2009	2008
Tax-Exempt Income	$2,813,616	$2,840,490
Long-Term Capital Gains	799,877	757,301

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$221,842	$455,518	$1,662,391	$2,250,849

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$3,712,299
Unrealized depreciation	(1,461,450)
Net unrealized appreciation	$2,250,849

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

22

Columbia New York Tax-Exempt Fund, October 31, 2009

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2009, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

BOA entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective November 1, 2009, the annual rate changed to $22.36 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum

23

Columbia New York Tax-Exempt Fund, October 31, 2009

account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2009, the Distributor has retained net underwriting discounts of $8,410 on sales of the Fund's Class A shares and received net CDSC fees of $2,394 and $453 on Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2009, the Fund's effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

The Fund may make daily investments of cash balances in Columbia New York Tax-Exempt Reserves, an affiliated open-ended investment company, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, the Fund indirectly bears its proportionate share of the expenses of Columbia New York Tax-Exempt Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended October 31, 2009, these custody credits reduced total expenses by $607 for the Fund.

24

Columbia New York Tax-Exempt Fund, October 31, 2009

Note 6. Objectives and Strategies for Investing in Derivatives Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Futures Contracts

The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Fund's Statement of Assets and Liabilities.

During the year ended October 31, 2009, the Fund entered into 23 futures contracts. The Fund did not have any open futures contracts at the end of the year.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009.

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Risk Exposure	Futures Contracts
Interest Rate	$28,426

Note 7. Portfolio Information

For the year ended October 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $12,830,848 and $12,545,250, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per

25

Columbia New York Tax-Exempt Fund, October 31, 2009

annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2009, the Fund did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of October 31, 2009, 13.7% of the Fund's shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of October 31, 2009, the Fund had one shareholder that held 11.7% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversified Risk

The Fund is a non-diversified Fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at October 31, 2009, invested in debt obligations issued by New York and its political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2009, private insurers who insured greater than 5% of the total net assets of the Fund were as follows:

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	11.2
Ambac Assurance Corp.	5.5

At November 25, 2009, National Public Finance Guarantee Corp. and Ambac Assurance Corp. were rated by Standard & Poor's A and CC, respectively.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies

26

Columbia New York Tax-Exempt Fund, October 31, 2009

and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia New York Tax-Exempt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

28

Federal Income Tax Information (Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2009, $1,780,404, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2009, 100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66, None

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66, None

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66, None

31

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66, Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

32

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

33

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes

34

and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia New York Tax-Exempt Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia New York Tax-Exempt Fund's total expenses were in the second quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

35

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

36

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM: REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for

38

total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

39

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1.  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2.  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3.  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4.  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5.  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

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c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6.  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7.  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8.  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9.  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10.  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties.

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Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia New York Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

45

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

Columbia New York Tax-Exempt Fund

Annual Report, October 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/26621-1009 (12/09) 09/97715

Columbia Management®

Annual Report

October 31, 2009

Columbia Tax-Exempt Bond Funds

■  Columbia Connecticut Intermediate
Municipal Bond Fund

■  Columbia Intermediate Municipal
Bond Fund

■  Columbia Massachusetts Intermediate
Municipal Bond Fund

■  Columbia New Jersey Intermediate
Municipal Bond Fund

■  Columbia New York Intermediate
Municipal Bond Fund

■  Columbia Rhode Island Intermediate
Municipal Bond Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

Columbia Connecticut Intermediate Municipal Bond Fund	3

Columbia Intermediate Municipal Bond Fund	8

Columbia Massachusetts Intermediate Municipal Bond Fund	13

Columbia New Jersey Intermediate Municipal Bond Fund	18

Columbia New York Intermediate Municipal Bond Fund	23

Columbia Rhode Island Intermediate Municipal Bond Fund	28

Investment Portfolios	33

Statements of Assets and Liabilities	90

Statements of Operations	94

Statements of Changes in Net Assets	96

Financial Highlights	102

Notes to Financial Statements	132

Report of Independent Registered Public Accounting Firm	144

Federal Income Tax Information	145

Fund Governance	146

Board Consideration and Approval of Advisory Agreements	150

Summary of Management Fee Evaluation by Independent Fee Consultant	154

Important Information About This Report	161

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund's performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multiyear lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets through November 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter 2009, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one's assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you'll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the funds may not match those in an index.

Past performance is no guarantee of future results.

Economic Update – Columbia Tax-Exempt Bond Funds

After a deep and difficult recession, the U.S. economy appeared to regain its footing midway through the 12-month period that began November 1, 2008 and ended October 31, 2009. Gross domestic product turned positive in the third quarter of 2009, rising 2.8%, primarily on the strength of federal government stimulus spending. Now, hopes for a sustained recovery likely depend on a rebound in consumer spending and a shift from cost cuts to revenue gains to keep business profits moving higher.

The housing market showed some signs of improvement. Construction spending declined during most of the period, but turned slightly higher in August and September. New and existing home sales were weak in the first half of the period, but increased in the second half. However, new home sales took a surprise dip late in the period, as did housing starts, as the deadline for a generous first-time homebuyer tax credit neared. An extension of the credit into mid-2010 and an expansion of eligibility requirements, which were recently signed into law, renewed hopes for a sustained rebound in housing.

In the beleaguered labor market, the good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate to 10.2% and wiping out all of the jobs gained since the last recession. However, the pace of job losses slowed markedly by the period's end, from 533,000 jobs lost in November 2008 to 190,000 jobs lost in October 2009. Yet, prospects appear dim for a quick recovery in the labor markets. In fact, consumer confidence, as measured monthly by The Conference Board, an independent research organization, took a dive in August and September. Consumers surveyed cited worsening business conditions and a bleaker outlook for the labor markets.

Manufacturing activity slowed through the first half of the period, but a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained there for the remainder of the period. Any number above 50 typically indicates that manufacturing activity is expanding. However, several other key manufacturing indicators soured in October. Industrial production declined and manufacturing capacity utilization stalled after several months of modest improvement.

Consumer spending registered both ups and downs during the 12-month period, and the trend at the end of the period was hard to read because of the impact of the federal Cash for Clunkers program, which boosted auto sales. Spending rose sharply in August, then fell in September. New rigorous lending standards severely limited access to credit for businesses and consumers alike, and further hampered economic growth. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate—the federal funds rate—to between zero and 0.25%—a record low. In light of continued uncertainty about the economy, the Fed made no further change to the federal funds rate during the period.

Bonds outperformed domestic stocks

As investors sought refuge from a volatile stock market, the highest-quality sectors of the U.S. bond market delivered solid gains during the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized, Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the

Summary

For the 12-month period that ended October 31, 2009

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

Economic Update (continued) – Columbia Tax-Exempt Bond Funds period at just under 4.0%, declined to 2.2% in December 2008, then rose to end the period at 3.4%. In this environment, the Barclays Capital Aggregate Bond Index1 returned 13.79%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index2 returned 13.60%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index3 returned 36.47%.

Stocks retreated, then rebounded

Against a strengthening economic backdrop, the U.S. stock market returned 9.80% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large and small-cap stocks and growth outperformed value by a solid margin, as measured by their respective Russell indices.5 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 27.71% (in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 64.13% (in U.S. dollars), led by strong gains from China, India, Indonesia, Colombia and Brazil.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

3The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

7The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

Fund Profile – Columbia Connecticut Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 9.87% without sales charge. Class Z shares returned 10.14%.

■  The fund lagged its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, and performed in line with the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  Investments in pre-refunded bonds, an underweight in A- and BBB-rated bonds and a lack of exposure to tobacco bonds hampered returns versus the benchmark. Above-average sensitivity to interest rate changes and avoidance of any credit downgrades were beneficial relative to the peer group.

Portfolio Management

Brian M. McGreevy has managed the fund since September 2002 and has been associated with the advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/09

+9.87%

Class A shares (without sales charge)

+11.41%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Connecticut Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.97
Class B	1.72
Class C	1.72
Class T	0.87
Class Z	0.72

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 11/01/99 – 10/31/09

The table above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/99 – 10/31/09 ($)

Sales charge	without	with
Class A	15,131	14,407
Class B	14,192	14,192
Class C	14,543	14,543
Class T	15,246	14,516
Class Z	15,490	n/a

Average annual total return as of 10/31/09 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		06/26/00		08/01/94
Sales charge	without	with	without	with	without	with	without	with	without
1-year	9.87	6.28	9.05	6.05	9.43	8.43	9.98	4.77	10.14
5-year	2.80	1.80	2.04	2.04	2.39	2.39	2.91	1.91	3.06
10-year	4.23	3.72	3.56	3.56	3.82	3.82	4.31	3.80	4.47

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	11.17	7.57	10.35	7.35	10.73	9.73	11.29	5.97	11.45
5-year	3.29	2.29	2.53	2.53	2.89	2.89	3.40	2.40	3.56
10-year	4.30	3.80	3.64	3.64	3.89	3.89	4.38	3.87	4.54

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Connecticut Intermediate Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Connecticut Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Connecticut Fund. Retail A share returns include returns of the BKB shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and Retail A and Class Z share returns include returns of shares of the Boston 1784 Connecticut Tax-Exempt Income Fund for periods prior to June 26, 2000. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Understanding Your Expenses – Columbia Connecticut Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.80	1,021.17	4.08	4.08	0.80
Class B	1,000.00	1,000.00	1,022.00	1,017.39	7.90	7.88	1.55
Class C	1,000.00	1,000.00	1,023.70	1,019.16	6.12	6.11	1.20
Class T	1,000.00	1,000.00	1,026.30	1,021.68	3.58	3.57	0.70
Class Z	1,000.00	1,000.00	1,027.10	1,022.43	2.81	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Connecticut Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/09 ($)

Class A	10.69
Class B	10.69
Class C	10.69
Class T	10.69
Class Z	10.69

Distributions declared per share

11/01/08 – 10/31/09 ($)

Class A	0.35
Class B	0.27
Class C	0.31
Class T	0.36
Class Z	0.38

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/09 (%)

Class A	2.09
Class B	1.45
Class C	1.80
Class T	2.20
Class Z	2.46

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 9.87% without sales charge. Class Z shares returned 10.14% without sales charge. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 11.41%. The average return of the funds in the peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 9.70%. The fund's pre-refunded bonds, which had shorter maturities than those in the index, contributed to underperformance versus the index. Pre-refunding occurs when an issuer takes advantage of lower interest rates by issuing new bonds and then investing the proceeds in an escrow account until it can redeem the original higher-rate bonds. An underweight in A- and BBB-rated bonds and a lack of exposure to tobacco bonds, all of which were strong performers, further hindered results. The fund benefited from being slightly more sensitive to interest rate changes than the peer group, which meant it experienced more price appreciation as rates fell, and also from having no significant credit problems.

Strong gains from municipal bonds

Municipal bonds rallied nicely during the period, buoyed by strong demand from individual investors and a dramatic decline in yields. New issue supply was somewhat constrained by a liquidity crunch, credit downgrades for many municipal bond insurers and the creation of Build America Bonds, which expands financing options for municipalities by allowing them to issue taxable bonds and receive a federal subsidy to cover 35% of their costs. Although higher-quality, shorter-maturity municipal bonds outperformed early on, longer-term and lower-rated issues took off as the economy stabilized and were the year's top gainers.

Enhanced yield through slightly lower credit quality

A focus on high-quality (AA and AAA) issues worked well early in the period. As the year progressed, we took advantage of attractive pricing and higher yields among A and BBB rated bonds, boosting our stake to roughly 26% of assets by period end, up from 12% a year earlier. We offset some of these purchases with the sale of Puerto Rico bonds, which were pressured by the territory's economic outlook, budget deficit and weak BAA/BBB credit rating. We also decreased exposure to bonds with maturities under two years and shifted the proceeds into eight- to 17-year bonds, which offered slightly more yield.

Continued overweights in GO and education sectors

Sector overweights included local general obligation (GO) bonds and education issues. We added to our stake in local GOs, buying mostly issues with ratings of AA or higher, which lagged GO bonds issued by cities and towns with lower credit-quality ratings. In education, we focused on A-rated and longer-maturity issues, which did well. The fund's hospital bonds were slightly higher quality and shorter maturity than those in the benchmark, which hampered relative results.

Challenges ahead for Connecticut

Connecticut ended the period with an AA3/AA credit rating, after being placed on negative credit watch by Moody's, a major ratings agency. Despite being one of the

Portfolio Manager's Report (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

wealthiest and most diverse economies in the nation, Connecticut is still struggling with a high debt load, heavy dependence on Wall Street, decreased sales-tax revenues and a budget deficit. Unemployment, which reached 8.1% in August, is likely to rise further, especially if a recent increase in the corporate income surcharge hampers the state's ability to attract and retain businesses. Going forward, we believe that issue selection and risk management will remain critically important.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 10/31/09 (%)

Class A	3.39
Class B	2.35
Class C	2.92
Class T	3.55
Class Z	3.98

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0% and a Connecticut state income tax rate of 5.0%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Top 5 sectors

as of 10/31/09 (%)

Local General Obligations	24.3
Refunded/Escrowed	14.1
State General Obligations	11.7
Special Non-Property Tax	10.0
Education	9.1

Sector breakdowns are calculated as a percentage of net assets.

Quality breakdown

as of 10/31/09 (%)

AAA	38.9
AA	31.5
A	21.9
BBB	3.7
BB	0.4
Non-Rated	3.6

Maturity breakdown

as of 10/31/09 (%)

0-1 year	6.6
1-3 years	13.1
3-5 years	5.3
5-7 years	12.1
7-10 years	21.0
10-15 years	27.2
15-20 years	11.0
20-25 years	1.1
25 years and over	0.8
Cash and Equivalents	1.8

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Fund Profile – Columbia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/09

+10.19%

Class A shares (without sales charge)

+11.41%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 10.19% without sales charge. Class Z shares returned 10.41%.

■  The fund's return was lower than the return of its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 and in line with the average return of the fund's peer group, the Lipper Intermediate Municipal Debt Funds Classification.2

■  The fund had less exposure than the benchmark to lower-quality issues, which hampered comparative results, as did some housing-related bonds. Positions in hospital and tobacco bonds aided performance.

Portfolio Management

Brian M. McGreevy has managed the fund since February 2009 and has been associated with the advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Intermediate Municipal Bond Fund

Performance of a $10,000 investment 11/01/99 – 10/31/09

The table above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/99 – 10/31/09 ($)

Sales charge	without	with
Class A	15,489	14,749
Class B	14,654	14,654
Class C	15,114	15,144
Class T	15,544	14,802
Class Z	15,798	n/a

Average annual total return as of 10/31/09 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
1-year	10.19	6.65	9.48	6.48	9.97	8.97	10.25	5.01	10.41
5-year	2.96	1.97	2.30	2.30	2.75	2.75	3.01	2.02	3.17
10-year	4.47	3.96	3.90	3.90	4.22	4.22	4.51	4.00	4.68

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	11.53	7.88	10.81	7.81	11.30	10.30	11.58	6.25	11.75
5-year	3.58	2.58	2.91	2.91	3.37	3.37	3.63	2.63	3.78
10-year	4.58	4.06	4.00	4.00	4.32	4.32	4.61	4.10	4.78

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Intermediate Tax-Exempt Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Intermediate Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Intermediate Fund. Retail A share returns include returns of the BKB shares of the Galaxy Intermediate Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and Retail A and Class Z share returns include returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund for periods prior to June 26, 2000. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.75
Class B	1.40
Class C	1.40
Class T	0.70
Class Z	0.55

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,041.30	1,021.42	3.86	3.82	0.75
Class B	1,000.00	1,000.00	1,037.90	1,018.15	7.19	7.12	1.40
Class C	1,000.00	1,000.00	1,040.30	1,020.42	4.89	4.84	0.95
Class T	1,000.00	1,000.00	1,041.60	1,021.68	3.60	3.57	0.70
Class Z	1,000.00	1,000.00	1,042.40	1,022.43	2.83	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 10.19% without sales charge. Class Z shares returned 10.41% without sales charge. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index returned 11.41%. The average return of funds in its peer group, the Lipper Intermediate Municipal Debt Funds Classification, was 10.41%. The fund was less exposed than the benchmark and the average fund in its peer group to stronger-performing, lower-quality market segments, which accounted for part of its shortfall to these comparative measures. Bonds linked to housing-related sectors also held back overall returns. Lower-rated hospital bonds aided performance, as did underweights in several key sectors.

Brighter prospects boosted municipals

Investors appeared to become less risk averse early in 2009 as the economic outlook grew less grim. In this environment, municipal bonds became attractive alternatives to Treasury issues, which were outstanding performers in the previous period as a credit crisis triggered a massive flight to safety. During the period, municipal yields were often higher than Treasury yields, even without possible tax advantages. Overall credit quality was good, and the risk of default for state general obligation and rated essential service bonds was limited. Renewed buying drove strong returns across most municipal sectors. Investors focused initially on shorter-term issues, then migrated into the intermediate maturity range and lower-rated tiers, where yields were more attractive.

Lower-quality issues, housing-related bonds accounted for fund's shortfall

An overweight in higher-quality sectors detracted from performance as lower-quality issues outperformed during the period. In February 2009, we took steps to increase exposure to bonds with lower investment-grade ratings in the utility and essential services sectors. This move aided performance as the period wore on. Housing-related bonds were a drag on the fund's performance. However, these issues represented only about 1.5% of the portfolio at the end of the period. Issues secured by land intended for new homes fell sharply because developers, notably in Florida, found few buyers while the housing slump dragged on. We are in regular contact with these issuers as we monitor Florida's housing market closely. In addition, bonds issued by continuing care retirement communities came under pressure, as many retirees were unable to sell their homes in a weak market and were unable to move into these communities as planned.

Hospital and tobacco issues led results

Hospital bonds experienced strong demand as their higher yields attracted some of the money flowing into the municipal market from individuals and funds. As demand increased, the yield difference between higher- and lower-quality bonds narrowed, increasing their total return and adding to performance. Yields also narrowed on tobacco bonds, mostly rated in the BBB range, which are issued by the states and secured by payments from tobacco companies in settlement of a 1998 lawsuit. However, we have started to decrease the fund's tobacco holdings because we believe that falling cigarette sales could force issuers to extend payment periods, which would have a negative impact on the value of these longer-duration bonds. (Duration is a measure of interest-rate sensitivity.)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/09 ($)

Class A	10.22
Class B	10.22
Class C	10.22
Class T	10.22
Class Z	10.22

Distributions declared per share

11/01/08 – 10/31/09 ($)

Class A	0.37
Class B	0.30
Class C	0.35
Class T	0.37
Class Z	0.39

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/09 (%)

Class A	2.59
Class B	2.06
Class C	2.51
Class T	2.63
Class Z	2.91

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Portfolio Manager's Report (continued) – Columbia Intermediate Municipal Bond Fund

Taxable-equivalent SEC yields

as of 10/31/09 (%)

Class A	3.98
Class B	3.17
Class C	3.86
Class T	4.05
Class Z	4.48

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/09 (%)

State General Obligations	13.0
Local General Obligations	11.6
Special Non-Property Tax	10.7
Hospitals	8.4
Refunded/Escrowed	8.3

Sector breakdowns are calculated as a percentage of net assets.

Quality breakdown

as of 10/31/09 (%)

AAA	31.0
AA	37.6
A	18.7
BBB	8.0
BB	0.6
CCC	0.7
Non-Rated	3.4

Maturity breakdown

as of 10/31/09 (%)

1-3 years	9.6
3-5 years	14.7
5-7 years	14.2
7-10 years	24.0
10-15 years	24.5
15-20 years	10.7
20-25 years	1.6
25 years and over	0.2
Cash and Equivalents	0.5

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Decisions to underweight certain sectors also aided performance during the period. The fund had less exposure than the index to state general obligation bonds, which underperformed lower-rated sectors, and pre-refunded bonds, which normally are shorter in maturity and lagged in the rally. The fund also had less exposure than the index to California bonds, which were hurt by the state's ongoing financial struggles.

Positioned for possible volatility

Given the stresses facing many states and municipalities, we think that some ratings downgrades are possible. We may use any resulting declines to seek opportunities among solid A-rated securities. Although hospital holdings have been trimmed, the fund still holds large stakes in the hospital and electric utility sectors. We expanded the fund's exposure to BBB-rated issues, while scaling back AAA-rated bonds, and broadened exposure to bonds with maturity dates in the 12- to 17-year range to take advantage of higher yields. To make management and trading more efficient, we also bolstered the fund's average position size by shedding small holdings in the zero- to 5-year maturity range.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Fund Profile – Columbia Massachusetts Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 10.78% without sales charge. Class Z shares returned 11.06%.

■  The fund performed roughly in line with its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, and came out ahead of the average return of its peer group, the Lipper Massachusetts Intermediate Municipal Debt Funds Classification.2

■  Interest-rate positioning helped performance versus the index and peer group, while an underweight in A- and BBB-rated bonds detracted from results relative to the index.

Portfolio Management

Brian M. McGreevy has managed the fund since February 2009 and has been associated with the advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/09

+10.78%

Class A shares (without sales charge)

+11.41%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Massachusetts Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class T	0.82
Class Z	0.67

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 11/01/99 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/99 – 10/31/09 ($)

Sales charge	without	with
Class A	15,541	14,807
Class B	14,578	14,578
Class C	14,934	14,934
Class T	15,656	14,916
Class Z	15,879	n/a

Average annual total return as of 10/31/09 (%)

Share class	A		B		C		T		Z
Inception	12/09/02		12/09/02		12/09/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
1-year	10.78	7.21	9.96	6.96	10.34	9.34	10.89	5.66	11.06
5-year	3.20	2.20	2.43	2.43	2.79	2.79	3.30	2.31	3.46
10-year	4.51	4.00	3.84	3.84	4.09	4.09	4.58	4.08	4.73

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	13.28	9.65	12.44	9.44	12.83	11.83	13.40	7.97	13.56
5-year	3.82	2.81	3.05	3.05	3.40	3.40	3.92	2.92	4.08
10-year	4.65	4.15	3.99	3.99	4.24	4.24	4.73	4.22	4.88

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Massachusetts Intermediate Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Massachusetts Fund"), for periods prior to December 9, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Massachusetts Fund. Retail A share returns include returns of the BKB shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and Retail A and Class Z share returns include returns of shares of the Boston 1784 Massachusetts Tax-Exempt Income Fund for periods prior to June 26, 2000. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to December 9, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Understanding Your Expenses – Columbia Massachusetts Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,026.00	1,021.17	4.09	4.08	0.80
Class B	1,000.00	1,000.00	1,022.10	1,017.39	7.90	7.88	1.55
Class C	1,000.00	1,000.00	1,023.90	1,019.16	6.12	6.11	1.20
Class T	1,000.00	1,000.00	1,026.50	1,021.68	3.58	3.57	0.70
Class Z	1,000.00	1,000.00	1,027.20	1,022.43	2.81	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Massachusetts Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/09 ($)

Class A	10.61
Class B	10.61
Class C	10.61
Class T	10.61
Class Z	10.61

Distributions declared per share

11/01/08 – 10/31/09 ($)

Class A	0.35
Class B	0.27
Class C	0.31
Class T	0.36
Class Z	0.37

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/09 (%)

Class A	1.92
Class B	1.25
Class C	1.62
Class T	2.02
Class Z	2.27

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable-equivalent SEC yields

as of 10/31/09 (%)

Class A	3.12
Class B	2.02
Class C	2.63
Class T	3.28
Class Z	3.69

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0% and a Massachusetts state income tax rate of 5.30%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 10.78% without sales charge. Class Z shares returned 11.06% without sales charge. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 11.41%. The fund's return was higher than the 9.87% average return of the funds in its peer group, the Lipper Massachusetts Intermediate Municipal Debt Funds Classification. Being slightly more sensitive to interest rate changes than both the index and peer group helped the fund as rates fell and bond prices rose. An overweight versus the peer group in bonds with 12- to 15-year maturities further aided results, as longer-maturity issues generated stronger returns than shorter-maturity issues for the year. An underweight in A- and BBB-rated bonds and a lack of exposure to the tobacco sector hindered returns relative to both the index and peer group, as lower-quality issues outpaced higher-quality bonds.

Biggest gains from lower-quality and longer-maturity issues

Municipal bonds had a great year, buoyed by a dramatic decline in yields as well as strong demand, particularly from individual investors. Nationwide supply was somewhat constrained by a liquidity crunch, credit downgrades for many municipal bond insurers and the creation of Build America Bonds, which expanded financing options for municipalities by allowing them to issue taxable bonds and receive a federal subsidy to cover 35% of their costs. While higher-quality, shorter-maturity municipal bonds outperformed early in the period, longer-term and lower-rated issues took off in the spring as the economy stabilized and were the year's strongest performers.

Search for opportunities to enhance yield

A sizable stake in high-quality (AAA and AA) issues worked well early on when the financial markets were in turmoil. As conditions began to stabilize, we took advantage of buying opportunities that could increase yield. Additions included lower-quality bonds with A and BBB ratings, most of which had yields of 5% or higher. Among new purchases were A-/BBB2 bonds issued by Dominion Energy (0.9% of net assets). Despite these additions, the fund remained underweight in lower-quality bonds at period end. Elsewhere, we added to bonds with maturities between nine and 15 years, while decreasing exposure to short-maturity issues, including pre-refunded bonds and issues with maturities under two years and yields less than 1%. Pre-refunding occurs when issuers issue new bonds at lower prevailing rates and put the proceeds into an escrow account to help meet the interest payments on the older, higher-rate bonds until they can be redeemed. Pre-refunding shortens maturity and boosts credit quality. Overweights in the hospital and education sectors were also helpful, as was a sizable stake in longer-maturity state general obligation (GO) bonds. Investments in shorter-maturity Puerto Rico bonds modestly hampered performance.

Improving outlook for Massachusetts

Despite well-publicized budget strains, the Commonwealth of Massachusetts maintained its Aa2/AA credit rating. A new budget for the fiscal year that began in July included a mix of spending cuts and tax increases, most notably a sales tax hike that went into effect in August. By period end, the commonwealth's economy was showing early signs of recovery, although unemployment was expected to rise further.

Portfolio Manager's Report (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

Looking ahead, we expect more cuts in funding to towns and cities, which will pressure their budgets and may hinder the supply of local GOs. The education sector, however, is likely to benefit from an uptick in applications as the weak job market spurs individuals to further their education. Going forward, we believe credit selection will be critical as we look for added opportunities to enhance yield.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 10/31/09 (%)

State General Obligations	15.6
Education	14.8
Refunded/Escrowed	11.3
Special Non-Property Tax	10.7
Local General Obligations	10.8

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/09 (%)

0-1 year	6.4
1-3 years	11.1
3-5 years	13.4
5-7 years	10.8
7-10 years	26.1
10-15 years	24.2
15-20 years	3.9
25 years and over	2.3
Cash & Equivalents	1.8

Quality breakdown

as of 10/31/09 (%)

AAA	31.5
AA	48.2
A	15.2
BBB	3.4
Non-Rated	1.7

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Fund Profile – Columbia New Jersey Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/09

+9.63%

Class A shares (without sales charge)

+11.41%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 9.63% without sales charge. Class Z shares returned 9.91%.

■  The fund's return was lower than the return of its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 and generally in line with the average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  Credit concerns tied to New Jersey's budget problems dampened returns compared to the benchmark, which holds bonds of many different states. Certain sector weights aided relative performance: an overweight in housing bonds and local general obligation bonds and an underweight in state general obligation bonds.

Portfolio Management

Brian M. McGreevy has managed the fund since September 1998 and has been associated with the advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia New Jersey Intermediate Municipal Bond Fund

Performance of a $10,000 investment 11/01/99 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New Jersey Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/99 – 10/31/09 ($)

Sales charge	without	with
Class A	15,477	14,737
Class B	14,496	14,496
Class C	14,854	14,854
Class T	15,584	14,839
Class Z	15,823	n/a

Average annual total return as of 10/31/09 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		04/03/98		04/03/98
Sales charge	without	with	without	with	without	with	without	with	without
1-year	9.63	6.08	8.82	5.82	9.20	8.20	9.75	4.49	9.91
5-year	2.87	1.86	2.10	2.10	2.46	2.46	2.97	1.97	3.12
10-year	4.46	3.95	3.78	3.78	4.04	4.04	4.54	4.03	4.70

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	11.45	7.87	10.63	7.63	11.01	10.01	11.57	6.28	11.74
5-year	3.46	2.45	2.70	2.70	3.05	3.05	3.57	2.56	3.73
10-year	4.57	4.07	3.90	3.90	4.15	4.15	4.64	4.14	4.80

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy New Jersey Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy New Jersey Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy New Jersey Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.19
Class B	1.94
Class C	1.94
Class T	1.09
Class Z	0.94

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia New Jersey Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,029.30	1,021.17	4.09	4.08	0.80
Class B	1,000.00	1,000.00	1,025.50	1,017.39	7.91	7.88	1.55
Class C	1,000.00	1,000.00	1,027.30	1,019.16	6.13	6.11	1.20
Class T	1,000.00	1,000.00	1,029.90	1,021.68	3.58	3.57	0.70
Class Z	1,000.00	1,000.00	1,030.60	1,022.43	2.82	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia New Jersey Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 9.63% without sales charge. Class Z shares returned 9.91% without sales charge. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index returned 11.41%. The average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 9.70%. The state's persistent budget problems weighed on its bonds, which were generally weaker performers than the index, which is national in scope. Shorter duration water and sewer bonds also detracted from performance versus the index. Duration is a measure of interest rate sensitivity. By comparison, the fund's overweight in housing bonds and an overweight in local general obligation bonds aided relative performance as did an underweight in state general obligation bonds.

Brighter prospects boosted municipals

Investors appeared to become less risk averse early in 2009 as the economic outlook grew less grim. In this environment, municipal bonds became attractive alternatives to money markets, with their low yields, and also to Treasury issues, which were outstanding performers in the previous period as a credit crisis triggered a massive flight to safety. During the period, municipal yields were often higher than Treasury yields, even without possible tax advantages. Overall credit quality was good, and the risk of default for state general obligation bonds (GOs) and rated essential service bonds was limited. Renewed buying drove strong returns across most municipal sectors. Investors focused initially on shorter-term issues, then migrated into the intermediate maturity range and lower-rated tiers, where yields were more attractive.

Sector weights and duration positioning produced generally favorable results

We decided to underweight New Jersey's general obligation issues (GOs)—bonds backed by the state's credit and not by a dedicated revenue stream. That strategy aided returns as concerns over New Jersey's financial health pressured these issues. High-quality local GOs were not under the same cloud and fared better, rewarding a decision to overweight the sector. A focus on longer-duration local GOs also helped performance as interest rates declined. In terms of quality, we emphasized A-rated issues where we found better value and higher yields compared to AA and AAA bonds. We barbelled the funds maturity structure, with an emphasis on higher-yielding bonds maturing in 12-17 years as well as bonds with shorter maturities or short call options. Although an overweight in water and sewer bonds benefited performance, the index's longer-maturity bonds in that sector outperformed the fund's holdings.

Other disappointments for the period were primarily issue specific. Bonds of the Middlesex County Improvement Authority, tied to a hotel development (0.6% of net assets), tumbled as occupancy rates fell behind projections. Ratings downgrades or rating withdrawals (due to insurer downgrades) limited the upside of several other bonds.

Moving to enhance yield and quality

Given the fund's substantial exposure to A-rated issues, we added to the fund's AA-rated holdings. In the process, we pared back shorter-maturity issues and invested in some AA-rated water and school bonds with 11-year maturities, as well as AAA-rated issues

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/09 ($)

Class A	10.11
Class B	10.11
Class C	10.11
Class T	10.11
Class Z	10.11

Distributions declared per share

11/01/08 – 10/31/09 ($)

Class A	0.35
Class B	0.27
Class C	0.31
Class T	0.36
Class Z	0.37

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/09 (%)

Class A	2.05
Class B	1.42
Class C	1.76
Class T	2.15
Class Z	2.40

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Portfolio Manager's Report (continued) – Columbia New Jersey Intermediate Municipal Bond Fund

Taxable-equivalent SEC yields

as of 10/31/09 (%)

Class A	3.54
Class B	2.44
Class C	3.03
Class T	3.70
Class Z	4.14

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0% and a New Jersey state income tax rate of 10.75%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Top 5 sectors

as of 10/31/09 (%)

Local General Obligations	18.3
State Appropriated	16.1
Refunded/Escrowed	14.4
Water & Sewer	10.3
Special Non-Property Tax	6.0

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/09 (%)

0-1 year	6.9
1-3 years	11.7
3-5 years	5.1
5-7 years	16.0
7-10 years	23.6
10-15 years	20.0
15-20 years	11.5
25+ years	0.5
Cash and Equivalents	4.7

Quality breakdown

as of 10/31/09 (%)

AAA	24.7
AA	38.3
A	25.5
BBB	7.6
B	0.5
Non-Rated	3.4

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

maturing in five years. We also selected one BBB-rated hospital bond that offered an attractive yield. Although exposure to tobacco bonds was positive for the fund's results during this period, we reduced the fund's tobacco exposure as falling cigarette sales decreased the revenue available for debt service payments and could potentially extend the average life of these bonds.

New Jersey enjoys a diverse industrial base, a well-educated workforce and a strong presence in international trade. But despite early signs of stabilization, the state's recovery from recession is likely to lag the national pace. While education, health care and leisure activities are expected to expand late next year, important sectors, such as financial services, will be slow to add jobs, and manufacturing employment is still trending downward. Pharmaceutical companies partially buffered the manufacturing decline, but we believe that industry consolidation and patent expirations will be costly in terms of jobs going forward. As state and local authorities try to balance their budgets, unemployment could go even higher.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia New York Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 10.30% without sales charge. Class Z shares returned 10.58%.

■  The fund's return was lower than the return of its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, and higher than the average return of funds in its peer group, the Lipper New York Intermediate Municipal Debt Funds Classification.2

■  The fund's state focus, lack of exposure to tobacco and slight overweight in pre-refunded funds detracted from performance relative to the index. An emphasis on the hospital sector and an underweight in state general obligation bonds were positive contributors to the fund's strong return for the period.

Portfolio Management

Brian M. McGreevy has managed the fund since September 1998 and has been associated with the advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/09

+10.30%

Class A shares (without sales charge)

+11.41%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia New York Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.94
Class B	1.69
Class C	1.69
Class T	0.84
Class Z	0.69

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 11/01/99 – 10/31/09

The table above shows the change in value of a hypothetical $10,000 investment in each Class A shares of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/99 – 10/31/09 ($)

Sales charge	without	with
Class A	15,955	15,193
Class B	14,968	14,968
Class C	15,338	15,338
Class T	16,065	15,298
Class Z	16,331	n/a

Average annual total return as of 10/31/09 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		12/31/91		12/31/91
Sales charge	without	with	without	with	without	with	without	with	without
1-year	10.30	6.72	9.49	6.49	9.87	8.87	10.42	5.17	10.58
5-year	3.06	2.06	2.30	2.30	2.65	2.65	3.17	2.16	3.32
10-year	4.78	4.27	4.12	4.12	4.37	4.37	4.86	4.34	5.03

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	12.54	8.90	11.71	8.71	12.10	11.10	12.66	7.33	12.83
5-year	3.63	2.61	2.86	2.86	3.22	3.22	3.74	2.72	3.89
10-year	4.83	4.32	4.17	4.17	4.42	4.42	4.90	4.39	5.08

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy New York Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy New York Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy New York Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class A, Class B and Class C shares.

Understanding Your Expenses – Columbia New York Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,035.10	1,021.17	4.10	4.08	0.80
Class B	1,000.00	1,000.00	1,031.20	1,017.39	7.94	7.88	1.55
Class C	1,000.00	1,000.00	1,033.00	1,019.16	6.15	6.11	1.20
Class T	1,000.00	1,000.00	1,035.70	1,021.68	3.59	3.57	0.70
Class Z	1,000.00	1,000.00	1,036.40	1,022.43	2.82	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia New York Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/09 ($)

Class A	11.76
Class B	11.76
Class C	11.76
Class T	11.76
Class Z	11.76

Distributions declared per share

11/01/08 – 10/31/09 ($)

Class A	0.39
Class B	0.31
Class C	0.35
Class T	0.40
Class Z	0.42

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/09 (%)

Class A	2.36
Class B	1.73
Class C	2.07
Class T	2.46
Class Z	2.73

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 10.30% without sales charge. Class Z shares returned 10.58% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index returned 11.41%. The average return of the funds in its peer group, the Lipper New York Intermediate Municipal Debt Funds Classification, was 9.12%. The fund held no tobacco bonds, which detracted from performance relative to the index because the sector returned almost 20% versus the index return of 11.41%. In addition, the fund's overweight in pre-refunded issues, whose principal value is secured by escrowed funds, was a negative versus the index due to their shorter maturities. The fund's focus on New York also accounted for some of the shortfall relative to the index because New York bonds generally underperformed the index average. Despite these modest detractors, the fund participated fully in the market rally that drove municipal bond prices higher during the period, and it outperformed the average fund in its peer group.

Brighter prospects boosted municipals

Investors appeared to become less risk averse early in 2009 as the economic outlook grew less grim. In this environment, municipal bonds became attractive alternatives to money markets, with their low yields, and also to Treasury issues, which were outstanding performers in the previous period as a credit crisis triggered a massive flight to safety. During the period, municipal yields were often higher than Treasury yields, even without possible tax advantages. Overall credit quality was good and the risk of default for state general obligation bonds (GOs) and rated essential service bonds was limited. Renewed buying drove strong returns across most municipal sectors. Investors focused initially on shorter-term issues, then migrated into the intermediate maturity range and lower-rated tiers, where yields were more attractive.

Mixed results from sector weights

The fund underperformed relative to its benchmark in part because we avoided the tobacco and airline sectors, which did not fit our risk criteria at the time. Although this decision was a slight drag on performance during this period, we believe it is a prudent longer-term strategy for the fund. We trimmed Indian tribal gaming bonds because of a deteriorating credit outlook, and also bonds backed by revenues from new stadiums, which are having trouble filling high-end luxury suites. Meanwhile, we expanded electric utility and college holdings. Utilities have fared comparatively well during the slowdown, and we believe they have the potential to recover along with the economy. College issues provide useful diversification and benefited from steady admission demand.

Hospital issues, longer portfolio maturity helped

The fund had more exposure than the index to the hospital sector, which aided performance as investors sought better return potential, boosting prices. A decision to underweight New York State GOs, those backed only by the state's credit and not by dedicated revenues, was rewarded when they lagged lower-rated sectors, as the demand for higher yields caused the yield difference between higher- and lower-quality bonds to narrow. As interest rates declined, longer-maturity bonds were generally better performers than shorter-term issues. As a result, the fund benefited by maintaining an average duration that was slightly longer than those of its benchmark and peers. Duration is a measure of interest rate sensitivity.

Portfolio Manager's Report (continued) – Columbia New York Intermediate Municipal Bond Fund

Recovery may come slowly to New York

New York's economic slump has shown tentative signs of moderating. Job losses are slowing and home sales have firmed. Still, hiring remains sluggish and unemployment has been rising. In addition, the financial services industry, a major source of employment and tax revenue, has yet to find its feet after last year's upheavals. Manufacturing also continues to struggle. To cope with mounting budget deficits, the state has let its work force shrink through attrition and buyouts. However, layoffs may become necessary if adequate budget cuts are not found. In the state's favor are its highly skilled labor force, high per capita income and spending power and its role as a world financial capital.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 10/31/09 (%)

Class A	3.99
Class B	2.92
Class C	3.50
Class T	4.15
Class Z	4.61

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0% and a New York state income tax rate of 8.97%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Top 5 sectors

as of 10/31/09 (%)

Special Non-Property Tax	14.6
Local General Obligations	11.5
Refunded/Escrowed	11.4
Education	9.6
State Appropriated	8.9

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/09 (%)

1-3 years	15.6
3-5 years	9.5
5-7 years	13.4
7-10 years	14.6
10-15 years	32.6
15-20 years	10.8
20-25 years	2.2
Cash and Equivalents	1.3

Quality breakdown

as of 10/31/09 (%)

AAA	31.0
AA	39.4
A	23.2
BBB	4.7
BB	1.5
Non-Rated	0.2

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Fund Profile – Columbia Rhode Island Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/09

+9.76%

Class A shares (without sales charge)

+11.41%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 9.76% without sales charge. Class Z shares returned 10.03%.

■  The fund lagged its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, and performed in line with the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund's pre-refunded bonds and local general obligation (GOs) bonds detracted from performance, while an underweight in state GOs aided results.

Portfolio Management

Brian M. McGreevy has managed the fund since July 1997 and has been associated with the advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Rhode Island Intermediate Municipal Bond Fund

Performance of a $10,000 investment 11/01/99 – 10/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Rhode Island Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/99 – 10/31/09 ($)

Sales charge	without	with
Class A	15,715	14,964
Class B	14,701	14,701
Class C	15,062	15,062
Class T	15,988	15,224
Class Z	15,996	n/a

Average annual total return as of 10/31/09 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		12/20/94		06/19/00
Sales charge	without	with	without	with	without	with	without	with	without
1-year	9.76	6.22	8.94	5.94	9.32	8.32	10.03	4.85	10.03
5-year	3.00	1.99	2.23	2.23	2.59	2.59	3.26	2.25	3.26
10-year	4.62	4.11	3.93	3.93	4.18	4.18	4.80	4.29	4.81

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	11.53	7.86	10.71	7.71	11.09	10.09	11.81	6.47	11.81
5-year	3.47	2.47	2.70	2.70	3.06	3.06	3.73	2.73	3.73
10-year	4.68	4.16	3.99	3.99	4.24	4.24	4.86	4.34	4.86

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Rhode Island Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Rhode Island Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Rhode Island Fund. The returns for Class Z shares include the returns of Retail A shares of the Galaxy Rhode Island Fund for periods prior to June 19, 2000, the date on which Trust shares were initially offered by the Galaxy Rhode Island Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares and higher for Class Z shares for periods prior to June 19, 2000.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.02
Class B	1.77
Class C	1.77
Class T	0.77
Class Z	0.77

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Rhode Island Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/09 – 10/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.10	1,021.17	4.09	4.08	0.80
Class B	1,000.00	1,000.00	1,024.30	1,017.39	7.91	7.88	1.55
Class C	1,000.00	1,000.00	1,026.10	1,019.16	6.13	6.11	1.20
Class T	1,000.00	1,000.00	1,029.40	1,022.43	2.81	2.80	0.55
Class Z	1,000.00	1,000.00	1,029.40	1,022.43	2.81	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Rhode Island Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2009, the fund's Class A shares returned 9.76% without sales charge. Class Z shares returned 10.03% without sales charge. The fund lagged its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, which returned 11.41%. Its return was slightly higher than the 9.70% average return of the funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification. The fund's pre-refunded bonds, which were shorter in maturity than those in the index, lagged in performance. Several insured issues had their credit ratings withdrawn when their insurer was downgraded, which detracted from performance. An underweight in state general obligation bonds (GOs) aided results.

Biggest gains from lower-quality and longer-maturity issues

Municipal bonds enjoyed outstanding performance during the period, buoyed by a dramatic decline in yields, strong demand from individual investors and constrained supply. New municipal bond issuance was hindered by a liquidity crunch, a downgrade in credit ratings for many municipal bond insurers and the creation of Build America Bonds, which expanded financing options for municipalities by allowing them to issue taxable bonds and receive a federal subsidy to cover 35% of their costs. Issuance within Rhode Island was light early in the period, but picked up in fall 2009 as some new education, water and sewer and local GO issues came to market. Nationwide, higher-quality, shorter-maturity municipal bonds outperformed in the first half of the period, but longer-term and lower-rated issues took the lead for the period as the economy stabilized.

Effort to boost yield

Over the period, we took advantage of opportunities to add yield to the portfolio. We decreased exposure to low-yielding, shorter-maturity bonds and moved into longer-maturity issues with higher yields, including 15- to 20-year bonds issued by the University of Rhode Island (3.0% of net assets), which performed well. Elsewhere, we reduced exposure to Puerto Rico bonds, which are lower-quality issues with Baa3/BBB ratings. The territory's weak economic outlook and growing budget deficit raises concerns that further downgrades are possible. To help offset the resulting loss in yield, we added some BBB-rated bonds tied to the Providence Place Mall (1.6% of net assets) with yields around 7% and held on to a lower-rated tobacco bond, which was issued by the state and secured by a financial settlement it has with tobacco companies.

Sector weights determined by supply

An underweight in hospital bonds due to a scarcity of solid credits in Rhode Island hindered returns, as did an overweight in housing bonds, particularly issues with shorter maturities, relative to the index. In education, another overweight, results were mixed. Longer-maturity issues for the University of Rhode Island and Providence College aided returns, while bonds tied to a university in Puerto Rico and an insured issue from Johnson & Wales (1.5% of net assets), a culinary school, pressured performance.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/09 ($)

Class A	11.13
Class B	11.13
Class C	11.13
Class T	11.13
Class Z	11.13

Distributions declared per share

11/01/08 – 10/31/09 ($)

Class A	0.40
Class B	0.32
Class C	0.36
Class T	0.43
Class Z	0.43

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/09 (%)

Class A	2.46
Class B	1.85
Class C	2.19
Class T	2.70
Class Z	2.84

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Portfolio Manager's Report (continued) – Columbia Rhode Island Intermediate Municipal Bond Fund

Taxable-equivalent SEC yields

as of 10/31/09 (%)

Class A	4.21
Class B	3.16
Class C	3.75
Class T	4.61
Class Z	4.84

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0% and a Rhode Island state income tax rate of 9.90%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Top 5 sectors

as of 10/31/09 (%)

Education	19.7
Refunded/Escrowed	15.3
Local General Obligations	13.7
Local Appropriated	8.6
Water & Sewer	5.9

Maturity breakdown

as of 10/31/09 (%)

0-1 year	2.3
1-3 years	8.1
3-5 years	11.0
5-7 years	12.2
7-10 years	16.5
10-15 years	28.8
15-20 years	17.4
20-25 years	1.5
Cash & Equivalents	2.2

Quality breakdown

as of 10/31/09 (%)

AAA	37.5
AA	17.3
A	36.5
BBB	2.8
Non-Rated	5.9

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Near-term concerns for Rhode Island's economy

Rhode Island maintained its AA3/AA/AA credit rating but was put on negative credit watch by all three ratings agencies. Among the challenges facing the state are its high debt burdens, revenues below projections, housing slump and an unemployment rate that is the highest in over 30 years. Given all these pressures, we think a credit downgrade is likely and could pressure state and local GOs. Going forward, we plan to maintain an overweight in the education sector, which we believe could benefit as the weak job market pushes more individuals toward furthering their education.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Investment Portfolio – Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds – 98.9%
	Par ($)	Value ($)
Education – 11.1%
Education – 9.1%
CT Health & Educational Facilities Authority
Connecticut College:
Series 2002 E, Insured: NPFGC: 5.000% 07/01/14	500,000	533,125
5.250% 07/01/22	400,000	406,904
Series 2007 F, Insured: NPFGC 4.125% 07/01/24	1,505,000	1,441,670
Series 2008 N: 5.000% 07/01/18	2,120,000	2,290,045
5.000% 07/01/22	2,500,000	2,640,200
Quinnipiac University:
Series 2007 I, Insured: NPFGC: 5.000% 07/01/19	2,000,000	2,132,900
5.000% 07/01/22	2,000,000	2,069,380
Series 2007 K2, Insured: NPFGC 5.000% 07/01/28	2,000,000	2,068,100
Trinity College:
Series 1998 F, Insured: NPFGC 5.500% 07/01/21	500,000	575,160
Series 2004 H, Insured: NPFGC 5.000% 07/01/25	540,000	559,040
Yale University,
Series 1997 E, 4.700% 07/01/29	4,800,000	5,058,720
CT University of Connecticut
Student Fee,
Series 2002 A, 5.250% 05/15/14	1,185,000	1,302,990
PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities
Universidad Interamericana de Puerto Rico, Inc.,
Series 1998 A, Insured: NPFGC 5.500% 10/01/14	650,000	661,642
Education Total		21,739,876

	Par ($)	Value ($)
Prep School – 2.0%
CT Health & Educational Facilities Authority
Greenwich Academy, Inc.,
Series 2007 E, Insured: FSA 5.250% 03/01/26	2,000,000	2,225,320
Loomis Chaffee School,
Series 2005 F, Insured: AMBAC 5.250% 07/01/27	1,670,000	1,905,120
Miss Porter's School,
Series 2006 B, Insured: AMBAC 4.500% 07/01/29	600,000	598,800
Prep School Total		4,729,240
Education Total		26,469,116
Health Care – 4.6%
Continuing Care Retirement – 0.6%
CT Development Authority
Elim Park Baptist, Inc.,
Series 2003, 5.750% 12/01/23	1,500,000	1,449,390
Continuing Care Retirement Total		1,449,390
Hospitals – 3.3%
CT Health & Educational Facilities Authority
Ascension HealthCredit Group,
Series 1999 B, 3.500% 11/15/29 (02/01/12) (a)(b)	850,000	870,103
Hospital for Special Care,
Series 2007 C, Insured: RAD 5.250% 07/01/27	750,000	663,060
Hospital for St. Raphael,
Series 1993 H, Insured: AMBAC 5.300% 07/01/10	2,740,000	2,766,934
Middlesex Hospital:
Series 1997 H, Insured: NPFGC 5.000% 07/01/12	1,060,000	1,060,636
Series 2006 M, Insured: FSA 4.875% 07/01/27	500,000	500,845

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
William W. Backus Hospital,
Series 2005 G, Insured: FSA 5.000% 07/01/24	2,060,000	2,097,492
Hospitals Total		7,959,070
Intermediate Care Facilities – 0.1%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc.,
Series 2002 A, Insured: AMBAC 5.000% 07/01/23	260,000	244,270
Intermediate Care Facilities Total		244,270
Nursing Homes – 0.6%
CT Development Authority
Alzheimers Resources Center, Inc.,
Series 2007: 5.200% 08/15/17	1,185,000	1,012,416
5.400% 08/15/21	500,000	396,990
Nursing Homes Total		1,409,406
Health Care Total		11,062,136
Housing – 7.4%
Multi-Family – 1.5%
CT Bridgeport Housing Authority
Series 2009: 5.000% 06/01/22	1,035,000	1,031,895
5.000% 06/01/23	1,085,000	1,074,616
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008, 5.000% 12/01/13	1,300,000	1,408,368
Multi-Family Total		3,514,879
Single-Family – 5.9%
CT Housing Finance Authority
Housing Mortgage Finance Program,
Series 2003 D, 4.400% 11/15/15	2,000,000	2,057,280
Mortgage Finance Program:
Series 1996 C-1, 6.000% 11/15/10	815,000	817,869
Series 2008 B-1, 4.750% 11/15/23	3,000,000	3,124,560
Series 2003 C-1,
4.850% 11/15/23	4,000,000	4,054,840

	Par ($)	Value ($)
Series 2009,
4.550% 11/15/24	4,000,000	4,071,240
Single-Family Total		14,125,789
Housing Total		17,640,668
Industrials – 0.4%
Manufacturing – 0.4%
CT Development Authority
Ethan Allen, Inc.,
Series 1993, 7.500% 06/01/11	905,000	946,911
Manufacturing Total		946,911
Industrials Total		946,911
Other – 17.5%
Pool/Bond Bank – 3.4%
CT Revolving Fund
Series 2003 A, 5.000% 10/01/19	4,290,000	4,723,376
Series 2003 B:
5.000% 10/01/12	1,000,000	1,112,500
5.000% 10/01/15	1,000,000	1,147,710
Series 2009 C,
5.000% 10/01/18	1,000,000	1,157,760
Pool/Bond Bank Total		8,141,346
Refunded/Escrowed (c) – 14.1%
CT Bridgeport
Series 2000 A,
Pre-refunded 07/15/10, Insured: FGIC 6.000% 07/15/13	2,000,000	2,097,380
CT Clean Water Fund
Series 1993,
Escrowed to Maturity, 6.000% 10/01/12	1,200,000	1,293,096
CT Easton
Series 2001,
Pre-refunded 10/15/11, 4.750% 10/15/21	855,000	878,718
CT Fairfield
Series 2002 A,
Pre-refunded 04/01/12, 5.000% 04/01/22	2,200,000	2,409,814

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CT Farmington
Series 2002,
Pre-refunded 09/15/12, 5.000% 09/15/19	820,000	917,621
CT Health & Educational Facilities Authority
Connecticut College,
Series 2000 D-1, Pre-refunded 07/01/10, Insured: NPFGC 5.750% 07/01/30	1,250,000	1,307,825
Trinity College,
Series 2001 G, Pre-refunded 07/01/11, Insured: AMBAC: 5.000% 07/01/31	1,000,000	1,079,890
5.500% 07/01/15	2,825,000	3,074,080
CT New Haven
Series 2002 B,
Escrowed to Maturity, Insured: FGIC
5.375% 11/01/12	5,000	5,634
Series 2002 C:
Escrowed to Maturity, Insured: NPFGC
5.000% 11/01/18	15,000	16,647
Pre-refunded 11/01/12, Insured: NPFGC
5.000% 11/01/18	1,985,000	2,221,949
Series 2003 A,
Pre-refunded 11/01/13, Insured: FGIC
5.250% 11/01/16	170,000	196,085
CT Seymour
Series 2001 B,
Pre-refunded 08/01/11, Insured: NPFGC
5.250% 08/01/15	1,100,000	1,187,230
CT Special Assessment Second Injury Fund
Series 2000 A,
Escrowed to Maturity, Insured: FSA
5.250% 01/01/10	2,000,000	2,016,780
CT Stamford
Series 2002,
Pre-refunded 08/15/12, 5.000% 08/15/19	1,000,000	1,108,670

	Par ($)	Value ($)
CT State
Series 1993 E,
Escrowed to Maturity, 6.000% 03/15/12	25,000	27,924
Series 1999 B,
Pre-refunded 11/01/09, 5.750% 11/01/11	1,000,000	1,010,150
Series 2000 A,
Pre-refunded 04/15/10, 5.500% 04/15/19	865,000	893,147
Series 2003 F,
Pre-refunded 10/15/13, Insured: NPFGC
5.250% 10/15/20	3,670,000	4,195,140
CT University of Connecticut
Series 2000 A,
Pre-refunded 03/01/10, Insured: FGIC
5.375% 03/01/19	2,000,000	2,054,060
Series 2002 A,
Pre-refunded 04/01/12, 5.375% 04/01/13	1,000,000	1,104,060
CT Westport
Series 2000,
Pre-refunded 08/15/10: 5.375% 08/15/14	550,000	571,896
5.375% 08/15/15	1,550,000	1,611,705
Series 2001,
Pre-refunded 12/01/11, 5.000% 12/01/16	1,155,000	1,255,554
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2000 A,
Economically Defeased to Maturity, 5.500% 10/01/40	1,000,000	1,057,680
Refunded/Escrowed Total		33,592,735
Other Total		41,734,081
Other Revenue – 0.8%
Recreation – 0.8%
CT Development Authority
Mystic Marinelife Aquarium,
Series 2007 A, LOC: Citibank N.A.
4.625% 05/01/37	2,000,000	1,811,060
Recreation Total		1,811,060
Other Revenue Total		1,811,060

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Resource Recovery – 0.7%
Disposal – 0.7%
CT New Haven Solid Waste & Recycling Authority
Series 2008, 5.125% 06/01/23	1,520,000	1,605,819
Disposal Total		1,605,819
Resource Recovery Total		1,605,819
Tax-Backed – 50.0%
Local General Obligations – 24.3%
CT Bridgeport
Series 2002 A,
Insured: FGIC 5.375% 08/15/14	1,600,000	1,678,208
Series 2004 C,
Insured: NPFGC 5.250% 08/15/17	1,500,000	1,623,840
CT Colchester
Series 1997 A,
Insured: AMBAC 5.400% 08/15/10	885,000	920,250
CT Danbury
Series 1995,
5.625% 02/01/13	200,000	226,774
Series 2004,
Insured: FGIC 4.750% 08/01/16	1,270,000	1,408,417
CT Darien
Series 2009 A,
5.000% 08/01/16	500,000	579,495
CT East Haven
Series 2003,
Insured: NPFGC 5.000% 09/01/15	640,000	713,222
CT Fairfield
Series 2004,
4.500% 01/01/16	1,690,000	1,829,256
Series 2008:
5.000% 01/01/20	1,000,000	1,163,650
5.000% 01/01/22	500,000	582,420
CT Hartford County Metropolitan District
Series 2002,
5.000% 04/01/19	1,205,000	1,305,617

	Par ($)	Value ($)
CT Hartford
Series 2003,
Insured: FSA 4.750% 12/01/15	2,065,000	2,245,109
Series 2005 C,
Insured: NPFGC 5.000% 09/01/19	2,085,000	2,315,768
Series 2006,
Insured: AMBAC 5.000% 07/15/22	600,000	635,976
Series 2009 A,
Insured: AGO 5.000% 08/15/17	695,000	780,381
CT Montville
Series 1994,
5.300% 12/01/09	370,000	371,561
CT New Britain
Series 2006,
Insured: AMBAC 5.000% 04/15/17	1,165,000	1,296,610
CT New Haven
Series 2002 B,
Insured: FGIC 5.375% 11/01/12	995,000	1,093,923
Series 2003 A,
Insured: FGIC 5.250% 11/01/16	1,830,000	2,059,354
Series 2008,
Insured: FSA 5.000% 11/01/18	4,260,000	4,934,401
CT New London
Series 2003 C,
Insured: AMBAC 5.000% 02/01/17	1,290,000	1,412,782
CT New Milford
Series 2004,
Insured: AMBAC 5.000% 01/15/16	1,025,000	1,176,874
CT Newtown
Series 2009,
4.000% 07/01/16	750,000	819,180
CT North Haven
Series 2007:
4.750% 07/15/24	1,150,000	1,297,131
4.750% 07/15/25	1,150,000	1,295,751

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CT Regional School District No. 15
Series 2003,
Insured: FGIC: 5.000% 02/01/15	1,105,000	1,251,203
5.000% 02/01/16	1,025,000	1,165,446
CT Ridgefield
Series 2009,
5.000% 09/15/20	2,130,000	2,459,170
CT Stamford
Series 2003 B:
5.250% 08/15/16	1,650,000	1,937,710
5.250% 08/15/17	1,125,000	1,329,559
Series 2009 B,
4.000% 07/01/16	2,500,000	2,741,875
CT Trumbull
Series 2009:
4.000% 09/15/20	575,000	604,751
4.000% 09/15/21	600,000	619,674
CT Watertown
Series 2005,
Insured: NPFGC 5.000% 08/01/17	1,060,000	1,209,407
Series 2009 B,
5.000% 07/01/17	2,000,000	2,286,880
CT West Hartford
Series 2009,
4.000% 10/01/23	3,275,000	3,374,265
CT Weston
Series 2004,
5.250% 07/15/15	1,300,000	1,509,677
CT Westport
Series 2003,
5.000% 08/15/18	1,200,000	1,312,788
CT Windham
Series 2004,
Insured: NPFGC 5.000% 06/15/15	785,000	897,326
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1999 A,
Insured: FSA 5.750% 08/01/12	1,500,000	1,518,690
Local General Obligations Total		57,984,371

	Par ($)	Value ($)
Special Non-Property Tax – 10.0%
CT Special Tax Obligation
Transportation Infrastructure:
Series 1992 B,
6.125% 09/01/12	400,000	430,688
Series 1998 A, Insured: FGIC:
5.250% 10/01/14	2,100,000	2,117,640
5.500% 10/01/12	3,250,000	3,636,783
Series 2003 B, Insured: FGIC
5.000% 01/01/23	800,000	837,744
Series 2009 A, 4.500% 12/01/19 (d)	3,765,000	4,084,874
Series 2009: 4.250% 02/01/17	3,000,000	3,222,420
5.000% 02/01/19	3,450,000	3,877,041
OH Hamilton County Sales Tax
Series 2000 B,
Insured: AMBAC
(e) 12/01/28	3,000,000	1,073,010
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2002 E,
Insured: FSA 5.500% 07/01/17	1,870,000	2,054,232
Series 2006 BB,
Insured: FSA 5.250% 07/01/22	2,500,000	2,676,900
Special Non-Property Tax Total		24,011,332
State Appropriated – 4.0%
CT Health & Educational Facilities Authority
State University System,
Series 2007 I, Insured: FSA
5.250% 11/01/17	1,000,000	1,165,440
CT State Certificates of Participation
Juvenile Training School,
Series 2001, 5.250% 12/15/14	1,565,000	1,712,266
CT University of Connecticut
Series 2004 A,
Insured: NPFGC 5.000% 01/15/13	2,000,000	2,224,480
Series 2006 A,
Insured: NPFGC 5.000% 02/15/16	1,400,000	1,589,014

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2007 A,
4.000% 04/01/24	2,100,000	2,100,609
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (a)(b)	700,000	721,868
State Appropriated Total		9,513,677
State General Obligations – 11.7%
CT Housing Finance Authority
Series 2005 D-1,
4.100% 05/15/17	2,200,000	2,254,252
Series 2009:
5.000% 06/15/18	1,755,000	1,973,936
5.000% 06/15/19	1,840,000	2,070,865
CT State
Series 1993 E,
6.000% 03/15/12	975,000	1,087,583
Series 2000 C,
5.375% 12/15/10	1,000,000	1,054,940
Series 2001,
Insured: FSA 5.500% 12/15/14	1,500,000	1,754,970
Series 2003 E,
Insured: FGIC 5.000% 08/15/21	1,000,000	1,094,040
Series 2005 B,
Insured: AMBAC 5.250% 06/01/20	600,000	708,336
Series 2005 D,
Insured: FGIC 5.000% 11/15/23	4,000,000	4,304,720
Series 2006 E,
5.000% 12/15/20	3,000,000	3,326,190
Series 2008 B,
5.000% 04/15/22	5,415,000	6,027,383
CT University of Connecticut
Series 2009 A,
5.000% 02/15/23	2,000,000	2,210,380
State General Obligations Total		27,867,595
Tax-Backed Total		119,376,975

	Par ($)	Value ($)
Utilities – 6.4%
Investor Owned – 2.4%
CT Development Authority
Pollution Control Revenue:
Connecticut Light & Power Co., Series 1993 A, 5.850% 09/01/28	5,285,000	5,292,557
United Illuminating Co., Series 2009, 5.750% 06/01/26 (02/01/12) (a)(b)	500,000	525,755
Investor Owned Total		5,818,312
Joint Power Authority – 1.6%
CT State Municipal Electric Energy Cooperative Power Supply Systems
Series 2006 A,
Insured: AMBAC 5.000% 01/01/22	2,000,000	2,146,680
Series 2009 A,
Insured: AGO 5.000% 01/01/17	1,525,000	1,693,360
Joint Power Authority Total		3,840,040
Municipal Electric – 0.1%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN,
Insured: NPFGC 5.250% 07/01/19	285,000	299,877
Municipal Electric Total		299,877
Water & Sewer – 2.3%
CT Greater New Haven Water Pollution Control Authority
Series 2005 A,
Insured: NPFGC 5.000% 11/15/30	2,500,000	2,535,050
CT South Central Regional Water Authority
Series 2007 A,
Insured: NPFGC: 5.250% 08/01/22	1,370,000	1,524,440
5.250% 08/01/23	500,000	555,110
Series 2008 B,
Insured: NPFGC 5.250% 08/01/29 (a)	750,000	792,263
Water & Sewer Total		5,406,863
Utilities Total		15,365,092
Total Municipal Bonds (cost of $229,566,559)		236,011,858

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2009

Investment Companies – 1.9%
	Shares	Value ($)
Columbia Connecticut Municipal Reserves, G-Trust Shares (7 day yield of 0.160%) (f)(g)	2,339,181	2,339,181
Dreyfus Municipal Cash Management Plus (7 day yield of 0.210%)	2,072,022	2,072,022
Total Investment Companies (cost of $4,411,203)		4,411,203
Short-Term Obligation – 0.0%
	Par ($)
Variable Rate Demand Note – 0.0%
MI Higher Education Facilities Authority
University of Detroit Mercy,
Series 2007, LOC: JPMorgan Chase Bank 0.250% 11/01/36 (11/02/09) (a)(b)(h)	5,000	5,000
Variable Rate Demand Note Total		5,000
Total Short-Term Obligation (cost of $5,000)		5,000
Total Investments – 100.8% (cost of $233,982,762) (i)		240,428,061
Other Assets & Liabilities, Net – (0.8)%		(1,803,867)
Net Assets – 100.0%		238,624,194

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2009.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Security purchased on a delayed delivery basis.

(e)  Zero coupon bond.

(f)  Investments in affiliates during the year ended October 31, 2009:

Security name: Columbia Connecticut Municipal Reserves, G-Trust Shares (7 day yield of 0.160%)
Shares as of 10/31/08:	—
Shares purchased:	49,405,149
Shares sold:	(47,065,968)
Shares as of 10/31/09:	2,339,181
Net realized gain (loss):	$—
Dividend income earned:	$9,497
Value at end of period:	$2,339,181

(g)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(h)  Variable rate demand note. This security is payable upon demand and is secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflects the rate as of October 31, 2009.

(i)  Cost for federal income tax purposes is $233,963,322.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$236,011,858	$—	$236,011,858
Total Investment Companies	4,411,203	—	—	4,411,203
Total Short-Term Obligation	—	5,000	—	5,000
Total Investments	$4,411,203	$236,016,858	$—	$240,428,061

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	50.0
Refunded/Escrowed	14.1
Education	11.1
Housing	7.4
Utilities	6.4
Health Care	4.6
Pool/Bond Bank	3.4
Other Revenue	0.8
Resource Recovery	0.7
Industrials	0.4
	98.9
Investment Companies	1.9
Short-Term Obligation	0.0	*
Other Assets & Liabilities, Net	(0.8)
	100.0

* Round to less than 0.1%

Acronym	Name
AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

RAD	Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds – 98.7%
	Par ($)	Value ($)
Education – 2.8%
Education – 2.8%
CA Municipal Finance Authority
Biola University,
Series 2008 A, 5.625% 10/01/23	3,000,000	3,075,630
CA University
Series 2008 A, Insured: FSA 5.000% 11/01/22	5,000,000	5,253,600
CT Health & Educational Facilities Authority
Trinity College,
Series 1998 F, Insured: NPFGC 5.500% 07/01/21	1,000,000	1,150,320
FL Volusia County Educational Facilities Authority
Embry-Riddle Aeronautical University,
Series 1999 A, 5.750% 10/15/29	2,380,000	2,380,809
IL Finance Authority
DePaul University,
Series 2004 A: 5.375% 10/01/17	1,000,000	1,077,730
5.375% 10/01/18	2,000,000	2,147,080
KS Development Finance Authority
Board of Regents Scientific Research,
Series 2003, Insured: AMBAC 5.000% 10/01/19	2,000,000	2,148,800
Regents-Wichita University,
Series 2000 B, Insured: AMBAC 5.900% 04/01/15	2,000,000	2,041,760
KS Washburn University
Topeka Living Learning Center,
Series 2004, Insured: AMBAC 5.000% 07/01/18	900,000	919,467
MA College Building Authority
Series 1994 A, 7.500% 05/01/14	500,000	579,245
MA Health & Educational Facilities Authority
Boston College,
Series 2008, 5.500% 06/01/24	2,670,000	3,118,934

	Par ($)	Value ($)
MO Health & Educational Facilities Authority
St. Louis University,
Series 1998, 5.500% 10/01/16	1,000,000	1,160,560
Washington University,
Series 2001 A, 5.500% 06/15/16	1,000,000	1,177,740
NH Health & Education Facilities Authority
Series 2009 A, 5.000% 07/01/23	8,370,000	8,849,433
NY Dormitory Authority
Series 2005 B, Insured: FGIC 5.500% 07/01/21	6,345,000	7,202,971
St. John's University,
Series 2007 C, Insured: NPFGC 5.250% 07/01/23	5,245,000	5,732,890
OH University
Series 2009 A, 5.000% 12/01/16	4,000,000	4,518,880
PA Higher Educational Facilities Authority
University of Sciences,
Series 2005 A, Insured: SYNC 5.000% 11/01/16	360,000	391,720
RI Health & Educational Building Corp.
Series 2003, Insured: SYNC 5.250% 04/01/15	1,500,000	1,541,790
TN Metropolitan Government, Nashville & Davidson County, Health & Educational Facilities Board
Meharry Medical College,
Series 1996, Insured: AMBAC 6.000% 12/01/16	500,000	561,205
TX Public Finance Authority
Stephen F. Austin University,
Series 2005, Insured: NPFGC 5.000% 10/15/19	2,000,000	2,123,460
TX University of Texas
Series 2004 A, 5.250% 08/15/17	2,000,000	2,310,960

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2006 D, 5.000% 08/15/18	10,000,000	11,174,300
Education Total		70,639,284
Education Total		70,639,284
Health Care – 10.7%
Continuing Care Retirement – 2.1%
CO Health Facilities Authority
Covenant Retirement Communities, Inc.,
Series 2005, 5.000% 12/01/18	1,000,000	956,300
FL Lakeland
Carpenters Retirement Community,
Series 2008, 5.875% 01/01/19	1,875,000	1,823,756
FL Lee County Industrial Development Authority
Shell Point,
Series 2007, 5.000% 11/15/22	7,650,000	6,718,918
FL Orange County Health Facilities Authority
Orlando Lutheran Towers,
Series 2005, 5.000% 07/01/13	3,670,000	3,569,846
FL Sarasota County Health Facilities Authority
Village on the Isle,
Series 2007, 5.500% 01/01/27	4,000,000	3,349,320
IL Finance Authority
Monarch Landing, Inc.,
Series 2007 A: 5.500% 12/01/13	2,200,000	1,055,032
6.000% 12/01/17	3,590,000	1,613,095
Sedgebrook, Inc.,
Series 2007 A: 5.400% 11/15/16	2,165,000	1,080,876
5.875% 11/15/22	8,000,000	3,592,800
IN Health & Educational Facility Financing Authority
Baptist Homes of Indiana,
Series 2005, 5.250% 11/15/25	10,640,000	9,866,259

	Par ($)	Value ($)
KS Lenexa
Lakeview Village, Inc.,
Series 2007, 5.250% 05/15/22	2,650,000	2,157,577
MA Development Finance Agency
First Mortgage Orchard Cove,
Series 2007, 5.000% 10/01/17	1,040,000	919,121
MD Howard County Retirement Authority
Columbia Vantage House Corp.,
Series 2007 A, 5.250% 04/01/27	1,500,000	1,234,170
MO St. Louis Industrial Development Authority
St. Andrew's Resources for Seniors,
Series 2007 A, 6.250% 12/01/26	7,000,000	6,307,560
NC Medical Care Commission
Givens Estates,
Series 2007, 5.000% 07/01/27	3,375,000	2,927,239
NY Nassau County Industrial Development Agency
Amsterdam Harborside,
Series 2007 A, 5.875% 01/01/18	2,375,000	2,217,775
TX Tarrant County Cultural Education Facilities Finance Corp.
Air Force Village,
Series 2007, 5.125% 05/15/27	3,750,000	3,326,138
Continuing Care Retirement Total		52,715,782
Hospitals – 8.4%
AZ Maricopa County Industrial Development Authority
Catholic Healthcare West,
Series 2007 A, 5.000% 07/01/18	3,500,000	3,609,935
CA Health Facilities Financing Authority
St. Joseph Health System,
Series 2009 B, 5.000% 07/01/18	10,445,000	10,992,005
Series 2009 F, 5.000% 07/01/27 (07/01/14) (a)(b)(c)	3,000,000	3,140,490

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Rancho Mirage Joint Powers Financing Authority
Eisenhower Medical Center,
Series 1997 B, Insured: NPFGC 4.875% 07/01/22	1,730,000	1,647,306
CO Health Facilities Authority
Catholic Health Initiatives,
Series 2008 D, 5.500% 10/01/38	5,000,000	5,537,600
FL Escambia County Health Facilities Authority
Ascension Health,
Series 2003 A, 5.250% 11/15/11	2,125,000	2,290,920
FL Highlands County Health Facilities Authority
Adventist Health Systems:
Series 2005 A, 5.000% 11/15/20 (a)	1,000,000	1,018,760
Series 2005 B: 5.000% 11/15/20	875,000	891,415
5.000% 11/15/22	740,000	746,897
Adventist Hinsdale Hospital,
Series 2005 A, 5.000% 11/15/22 (a)	1,000,000	1,009,320
FL Hillsborough County Industrial Development Authority
Tampa General Hospital,
Series 2003 A, 5.000% 10/01/18	1,000,000	1,005,610
FL Orange County Health Facilities Authority
Series 1996 A, Insured: NPFGC 6.250% 10/01/16	1,700,000	1,895,976
FL South Broward Hospital District
Series 2003 A, Insured: NPFGC: 5.250% 05/01/12	3,955,000	4,239,879
5.250% 05/01/13	1,500,000	1,625,985
FL St. Petersburg Health Facilities Authority
All Children's Hospital,
Series 2002, Insured: AMBAC: 5.500% 11/15/14	1,720,000	1,812,828
5.500% 11/15/15	1,995,000	2,079,807
5.500% 11/15/16	1,980,000	2,047,320

	Par ($)	Value ($)
FL Tampa Health Systems
Catholic Health East,
Series 1998 A-1, Insured: NPFGC: 5.500% 11/15/13	6,080,000	6,462,614
5.500% 11/15/14	6,000,000	6,395,280
KS Wichita Hospital
Series 2001 III, 6.250% 11/15/18	5,000,000	5,218,400
MA Health & Educational Facilities Authority
CareGroup, Inc.,
Series 2008 E-2: 5.375% 07/01/20	9,720,000	9,993,812
5.375% 07/01/22	13,345,000	13,514,615
MI Saginaw Hospital Finance Authority
Covenant Medical Center,
Series 2004 G, 5.125% 07/01/22	10,000,000	9,511,300
NC Albemarle Hospital Authority
Series 2007: 5.250% 10/01/21	3,000,000	2,703,750
5.250% 10/01/27	3,700,000	3,094,236
NH Health & Education Facilities Authority
Southern New Hampshire Medical Center,
Series 2007, 5.250% 10/01/23	7,000,000	6,931,610
NY Albany Industrial Development Agency
St. Peter's Hospital,
Series 2008 A: 5.250% 11/15/16	1,750,000	1,816,973
5.250% 11/15/17	1,250,000	1,294,725
NY Dormitory Authority
Long Island Jewish Medical Center,
Series 2009, 5.250% 05/01/30	4,750,000	4,795,980
Mount Sinai School of Medicine,
Series 2009: 5.500% 07/01/26 (b)	14,635,000	15,121,467
5.500% 07/01/27 (b)	10,675,000	10,968,242
NY Monroe County Industrial Development Agency
Highland Hospital of Rochester,
Series 2005: 5.000% 08/01/14	730,000	756,090
5.000% 08/01/15	545,000	559,361

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
OH Lorain County Hospital
Catholic Healthcare Partnerships,
Series 2001 A: 5.625% 10/01/14	6,135,000	6,442,732
5.625% 10/01/15	3,000,000	3,122,280
5.625% 10/01/16	3,000,000	3,112,380
OH Montgomery County
Catholic Health Initiatives,
Series 2008 D, 5.250% 10/01/38 (11/12/13) (a)(c)	8,000,000	8,679,200
PA Higher Educational Facilities Authority
University of Pennsylvania Health Systems,
Series 2005 A, Insured: AMBAC 5.000% 08/15/18	250,000	265,570
PA Northampton County General Purpose Authority
St. Luke's Hospital Bethlehem,
Series 2008 A: 5.000% 08/15/20	3,480,000	3,473,980
5.125% 08/15/21	3,715,000	3,716,003
5.250% 08/15/22	1,965,000	1,971,701
TN Sullivan County Health, Educational & Housing Facilities Board
Series 2006 C, 5.000% 09/01/22	3,750,000	3,373,800
TX Amarillo Health Facilities Corp.
Baptist St. Anthony's Hospital Corp.,
Series 1998, Insured: FSA 5.500% 01/01/14	1,000,000	1,074,900
TX Harris County Health Facilities Development Corp.
Memorial Hospital Systems,
Series 1997 A, Insured: NPFGC 6.000% 06/01/13	2,170,000	2,313,415
TX Tarrant County Cultural Education Facilities Finance Corp.
Texas Health Resources,
Series 2007 A, 5.000% 02/15/21	5,000,000	5,109,950
VA Augusta County Industrial Development Authority
Augusta Health Care, Inc.,
Series 2003, 5.250% 09/01/18	1,500,000	1,589,040

	Par ($)	Value ($)
WI Health & Educational Facilities Authority
Wheaton Franciscan Healthcare,
Series 2006: 5.125% 08/15/23	13,065,000	11,830,619
5.125% 08/15/26	10,000,000	8,754,500
Hospitals Total		209,560,578
Nursing Homes – 0.2%
IA Finance Authority Health Facilities
Development Care Initiatives,
Series 2006 A: 5.250% 07/01/18	2,695,000	2,360,443
5.500% 07/01/21	1,530,000	1,297,929
MN Eveleth Health Care
Series 2007, 5.000% 10/01/17	1,000,000	896,140
MO St. Louis County Industrial Development Authority
Ranken Jordan,
Series 2007, 5.000% 11/15/27	1,350,000	1,054,971
Nursing Homes Total		5,609,483
Health Care Total		267,885,843
Housing – 0.6%
Assisted Living/Senior – 0.1%
AZ Maricopa County Industrial Development Authority Health Facilities
Series 1999 A, Guarantor: GNMA 6.300% 09/20/38	3,715,000	3,807,949
Assisted Living/Senior Total		3,807,949
Multi-Family – 0.3%
FL Capital Trust Agency
Atlantic Housing Foundation,
Series 2008 B, 7.000% 07/15/32 (d)	1,940,000	869,295
FL Collier County Finance Authority
Goodlette Arms,
Series 2002 A-1, LIQ FAC: FNMA 4.900% 02/15/32 (a)	3,250,000	3,457,220
LA Housing Finance Agency
Series 2006 A, Insured: FHA 4.750% 12/01/31	1,465,000	1,399,324

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
NC Medical Care Commission
ARC/HDS Alamance Housing Corp.,
Series 2004 A, 5.500% 10/01/24	1,575,000	1,520,552
Multi-Family Total		7,246,391
Single-Family – 0.2%
CA Department of Veteran Affairs
Series 2006, 4.500% 12/01/23	5,000,000	4,740,450
Single-Family Total		4,740,450
Housing Total		15,794,790
Industrials – 1.3%
Forest Products & Paper – 0.8%
FL Bay County Pollution Control
International Paper Co.,
Series 1998 A, 5.100% 09/01/12	2,375,000	2,427,891
FL Escambia County Pollution Control
International Paper Co.,
Series 2003 A, 4.700% 04/01/15	500,000	490,845
LA Morehouse Parish Pollution Control
International Paper Co.,
Series 2001 A, 5.250% 11/15/13	8,525,000	8,720,734
MS Warren County Environmental Improvement
International Paper Co.,
Series 2000 A, AMT, 6.700% 08/01/18	2,600,000	2,632,032
TX Gulf Coast Waste Disposal Authority
International Paper Co.,
Series 2002 A, AMT, 6.100% 08/01/24	5,750,000	5,756,555
Forest Products & Paper Total		20,028,057
Oil & Gas – 0.5%
CA Southern California Public Power Authority
Series 2007, 5.250% 11/01/22	2,500,000	2,554,425
TX Municipal Gas Acquisition & Supply Corp.
Series 2006 A, 5.000% 12/15/12	5,500,000	5,758,280

	Par ($)	Value ($)
TX Energy Acquisition Public Facility Corp.
Series 2007, 5.250% 08/01/16	4,450,000	4,760,833
Oil & Gas Total		13,073,538
Industrials Total		33,101,595
Other – 11.6%
Pool/Bond Bank – 2.5%
FL Gulf Breeze
Series 1985 C, Insured: FGIC 5.000% 12/01/15	1,000,000	1,007,570
FL Municipal Loan Council
Series 2005 A, Insured: NPFGC 5.000% 02/01/19	1,015,000	1,047,835
IN Bond Bank
Series 2001 A, 5.375% 02/01/13	1,910,000	2,133,795
KS Development Finance Authority
Water Pollution Control Revolving Fund,
Series 2001 II, 5.500% 05/01/14	1,000,000	1,153,720
MA Water Pollution Abatement Trust
Series 1999 A, 6.000% 08/01/19	2,500,000	3,077,125
Series 2004 A, 5.250% 08/01/17	2,920,000	3,397,216
Series 2009, 5.000% 08/01/24	11,530,000	12,755,178
MO Environmental Improvement & Energy Resources Authority
Series 2004 B, 5.250% 01/01/18	7,470,000	8,738,406
NY Dormitory Authority
Series 2002 A, Insured: NPFGC 5.250% 10/01/12	2,420,000	2,668,147
PA Delaware Valley Regional Financing Authority
Local Government:
Series 1997 B, Insured: AMBAC 5.600% 07/01/17	2,000,000	2,256,160

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2002: 5.500% 07/01/12	15,000,000	16,510,050
5.750% 07/01/17	2,000,000	2,268,620
PA Finance Authority
Penn Hills,
Series 2000 A, Insured: FGIC 5.500% 12/01/22	835,000	837,438
VA Resources Authority
Series 2007, 5.000% 10/01/17	3,760,000	4,376,301
Pool/Bond Bank Total		62,227,561
Refunded/Escrowed (e) – 8.3%
AL Birmingham Waterworks & Sewer Board
Series 2002 B,
Pre-refunded 01/01/13, Insured: NPFGC 5.000% 01/01/37	15,000,000	16,663,200
AZ School Facilities Board
Certificates of Participation,
Series 2003 A, Pre-refunded 03/01/13, Insured: NPFGC 5.250% 09/01/14	10,000,000	11,251,800
CA San Joaquin Hills Transportation Corridor Agency
Series 1993,
Escrowed to maturity, (f) 01/01/25	22,405,000	11,543,280
CO Douglas County School District No. RE-1
Series 2001,
Pre-refunded 12/15/11, Insured: NPFGC 5.250% 12/15/13	7,385,000	8,077,491
CO Northwest Parkway Public Highway Authority
Series 2001 C,
Pre-refunded 06/15/16, Insured: AMBAC (g) 06/15/21 (5.700% 06/15/11)	4,000,000	4,212,680

	Par ($)	Value ($)
FL Orange County Health Facilities Authority
Orlando Regional Health Care System,
Series 1996 A, Escrowed to Maturity, Insured: NPFGC 6.250% 10/01/16	4,705,000	5,665,196
FL Orlando Utilities Commission Water & Electric
Series 1989 D,
Escrowed to Maturity, 6.750% 10/01/17	1,800,000	2,136,636
FL South Broward Hospital District
Series 2002,
Pre-refunded 05/01/12, 5.600% 05/01/27	4,000,000	4,453,240
IL Chicago Housing Authority
Capital Program,
Series 2001: Escrowed to Maturity, 5.250% 07/01/12	5,975,000	6,647,187
Pre-refunded 07/01/12, 5.375% 07/01/13	5,000,000	5,578,950
IL Chicago Metropolitan Water Reclamation District-Greater Chicago
Series 2006,
Pre-refunded 12/01/16, 5.000% 12/01/35	31,950,000	36,983,403
IL Kendall & Kane Counties Community Unit School District No. 115
Series 2002,
Escrowed to Maturity, Insured: FGIC (f) 01/01/17	600,000	470,838
IL State
Series 2002,
Pre-refunded 12/01/12, Insured: FSA 5.375% 12/01/13	10,000,000	11,275,000
IN Toll Road Commission
Series 1980,
Escrowed to Maturity, 9.000% 01/01/15	2,240,000	2,717,658
KS Department of Transportation
Series 1998,
Escrowed to Maturity, 5.500% 09/01/14	1,575,000	1,839,175

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
KS Labette County Single Family Mortgage
Capital Accumulator Bonds,
Series 1998 A, Escrowed to Maturity, (f) 12/01/14	2,175,000	1,919,699
MA State
Series 2001 C,
Pre-refunded 12/01/11, 5.375% 12/01/16	3,000,000	3,268,710
MI Building Authority
Series 2003 II,
Pre-refunded 10/15/13, Insured: NPFGC 5.000% 10/15/17	1,000,000	1,132,280
MI Detroit Sewage Disposal Revenue
Series 2003 A,
Pre-refunded 07/01/13, Insured: FSA 5.000% 07/01/14	7,180,000	8,057,396
NJ Tobacco Settlement Financing Corp.
Series 2003,
Pre-refunded 06/01/13, 6.750% 06/01/39	4,000,000	4,710,480
NJ Transportation Trust Fund Authority
Series 1999 A,
Escrowed to Maturity, 5.625% 06/15/14	2,000,000	2,338,360
NV Clark County School District
Series 2003 D,
Pre-refunded 12/15/13, Insured: NPFGC 5.000% 06/15/16	10,760,000	12,184,194
NY Metropolitan Transportation Authority
Series 1993 O,
Escrowed to Maturity, 5.500% 07/01/17	3,000,000	3,566,850
OH Water Development Authority
Water Pollution Control,
Series 2002, Pre-refunded 06/01/12, 5.250% 06/01/18	5,535,000	6,120,990
PA Elizabeth Forward School District
Series 1994 B,
Escrowed to Maturity, Insured: NPFGC (f) 09/01/21	2,210,000	1,373,360

	Par ($)	Value ($)
TX Houston Area Water Corp.
Series 2002,
Pre-refunded 03/01/12, Insured: FGIC 5.500% 03/01/18	3,000,000	3,305,790
TX Lower Colorado River Authority
Junior Lien,
Series 1993 5th, Escrowed to Maturity, 5.375% 01/01/16	2,100,000	2,393,391
TX North Central Health Facilities Development Corp.
Presbyterian Healthcare Residential,
Series 1996 B, Escrowed to Maturity, Insured: NPFGC 5.500% 06/01/16	10,000,000	11,320,300
TX Northside Independent School District
Series 2002 A,
Pre-refunded 02/15/12, Guarantor: PSFG 5.250% 02/15/20	2,485,000	2,725,126
VA Public School Authority
Series 2001 A,
Pre-refunded 08/01/11, 5.000% 08/01/17	3,500,000	3,791,095
WI Badger Tobacco Asset Securitization Corp.
Series 2002,
Pre-refunded 06/01/12, 6.000% 06/01/17	5,000,000	5,558,200
WV Hospital Finance Authority
Charleston Area Medical Center,
Series 1993 A, Escrowed to Maturity, 6.500% 09/01/23	3,980,000	5,021,606
Refunded/Escrowed Total		208,303,561
Tobacco – 0.8%
AR Development Finance Authority
Tobacco Settlement,
Series 2006, Insured: AMBAC: (f) 07/01/21	1,400,000	846,328
(f) 07/01/23	1,000,000	530,270
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A:
4.500% 06/01/23	2,540,000	2,274,316
4.625% 06/01/26	6,560,000	5,339,577

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2,
5.125% 06/01/24	10,745,000	9,532,534
Tobacco Total		18,523,025
Other Total		289,054,147
Other Revenue – 0.4%
Recreation – 0.4%
FL Board of Education
Series 2002 A,
Insured: FGIC: 5.250% 07/01/18	2,675,000	2,862,517
5.375% 07/01/17	1,450,000	1,568,538
FL Seminole Indian Tribe
Series 2007 A,
5.750% 10/01/22 (h)	2,000,000	1,948,400
OK Chickasaw Nation Health Systems
Series 2007,
5.375% 12/01/17 (h)	4,115,000	4,334,947
Recreation Total		10,714,402
Other Revenue Total		10,714,402
Resource Recovery – 0.3%
Resource Recovery – 0.3%
NY Niagara County Industrial Development Agency
Series 2001 B, AMT,
5.550% 11/15/24 (11/15/13) (a)(c)	8,000,000	7,917,520
Resource Recovery Total		7,917,520
Resource Recovery Total		7,917,520
Tax-Backed – 46.8%
Local Appropriated – 2.3%
CA Orange County Public Financing Authority
Series 2005,
Insured: NPFGC 5.000% 07/01/16	10,000,000	10,780,000
CA San Bernardino County
Certificates of Participation,
Series 2002 A, Insured: NPFGC 5.000% 07/01/15	1,000,000	1,050,220

	Par ($)	Value ($)
FL Broward County School Board
Certificates of Participation,
Series 2006, Insured: FSA 5.000% 07/01/14	1,580,000	1,725,312
FL Flagler County School Board
Certificates of Participation,
Series 2005 A, Insured: FSA 5.000% 08/01/18	2,320,000	2,425,653
FL Hillsborough County School Board
Certificates of Participation,
Series 1998 A, Insured: NPFGC 5.500% 07/01/14	2,000,000	2,227,320
FL Lake County School Board
Certificates of Participation,
Series 2006 C, Insured: AMBAC 5.250% 06/01/18	1,500,000	1,596,255
FL Miami-Dade County Public Facilities
Series 2005 B,
Insured: NPFGC 5.000% 06/01/19	2,000,000	2,022,240
FL Orange County School Board
Certificates of Participation,
Series 2005 A, Insured: NPFGC 5.000% 08/01/18	1,000,000	1,057,400
NC Charlotte
Certificates of Participation,
Series 2003 A, 5.000% 06/01/28	11,890,000	12,223,158
NC Iredell County
Certificates of Participation,
Series 2008, Insured: FSA 5.250% 06/01/17	1,710,000	1,945,638
SC Berkeley County School District
Series 2003,
5.250% 12/01/18	1,000,000	1,042,480
SC Charleston Educational Excellence Financing Corp.
Charleston County School District,
Series 2005, 5.250% 12/01/24	10,000,000	10,439,400

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
SC Dorchester County School District No. 2
Series 2004,
5.250% 12/01/17	2,000,000	2,143,600
SC Greenville County School District
Series 2005,
5.500% 12/01/18	5,000,000	5,623,650
SC Newberry Investing in Children's Education
Series 2005,
5.250% 12/01/19	1,500,000	1,512,360
Local Appropriated Total		57,814,686
Local General Obligations – 11.6%
AK Anchorage
Series 2004 B,
Insured: AMBAC 5.250% 12/01/15	5,000,000	5,745,850
AZ Maricopa County Unified High School District No. 210
Series 2003,
Insured: NPFGC 5.000% 07/01/15	6,300,000	7,116,858
AZ Tucson
Series 1998,
5.500% 07/01/18	4,760,000	5,528,169
CA Los Angeles Unified School District
Series 2007 A-1,
Insured: FSA 4.500% 07/01/24	4,000,000	3,936,480
Series 2007,
Insured: FSA: 5.000% 07/01/20	6,230,000	6,695,132
5.000% 07/01/32	25,000,000	25,380,000
CA Manteca Unified School District
Series 2006,
Insured: NPFGC (f) 08/01/24	5,000,000	2,137,200
CA Monrovia Unified School District
Series 2005,
Insured: NPFGC 5.250% 08/01/21	5,600,000	6,253,688
CA Oakland Unified School District
Series 2009,
6.125% 08/01/29	8,000,000	8,335,920

	Par ($)	Value ($)
CA San Mateo County Community College
Series 2006 A,
Insured: NPFGC (f) 09/01/20	9,310,000	5,734,122
CA Union Elementary School District
Series 1999 A,
Insured: NPFGC (f) 09/01/20	1,000,000	584,780
CA West Contra Costa Unified School District
Series 2005,
Insured: NPFGC (f) 08/01/20	7,285,000	3,994,584
CO Adams County School District No. 12
Series 1995 A,
Insured: NPFGC (f) 12/15/12	1,300,000	1,234,701
CO Jefferson County School District R-001
Series 1997 1,
Insured: NPFGC 6.500% 12/15/11	10,000,000	11,162,900
FL Reedy Creek Improvement District
Series 2004 A,
Insured: NPFGC 5.000% 06/01/17	1,000,000	1,033,560
IL Chicago Board of Education
Series 1996,
Insured: NPFGC 6.250% 12/01/12	2,100,000	2,370,291
Series 2005 A,
Insured: AMBAC 5.500% 12/01/22	5,000,000	5,456,550
IL Chicago
Series 1999,
Insured: FGIC 5.250% 01/01/18	7,540,000	8,492,981
Series 2004 A,
Insured: FSA 5.250% 01/01/17	1,000,000	1,097,400
IL Kendall & Kane Counties Community Unit School District No. 115
Series 2002,
Insured: NPFGC (f) 01/01/17	3,050,000	2,232,478

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
KS Leavenworth County Unified School District No. 464
Series 2005 A,
Insured: NPFGC 5.000% 09/01/19	1,030,000	1,106,086
MI Detroit City School District
Series 2002 A,
Insured: FGIC 6.000% 05/01/19	2,000,000	2,185,720
Series 2003 B,
Insured: FGIC 5.250% 05/01/14	6,335,000	6,705,407
MN Elk River Independent School District No. 728
Series 2001 A,
Insured: NPFGC 5.000% 02/01/17	2,000,000	2,092,980
ND West Fargo Public School District No. 6
Series 2002,
Insured: NPFGC 5.250% 05/01/17	3,600,000	3,817,044
NH Manchester
Series 2004,
Insured: NPFGC 5.500% 06/01/19	4,450,000	5,321,132
NY New York City
Series 2002 D,
5.625% 06/01/14	2,500,000	2,705,200
Series 2002 G,
Insured: NPFGC 5.625% 08/01/13	2,500,000	2,738,300
Series 2005 D,
5.000% 08/01/13	4,000,000	4,411,800
Series 2005,
5.000% 08/01/20	10,000,000	10,559,700
Series 2007 D-1,
5.000% 12/01/21	5,900,000	6,267,570
Series 2008 B-1,
5.250% 09/01/22	7,200,000	7,830,432
OH Cleveland
Series 2005,
Insured: AMBAC 5.500% 10/01/16	7,710,000	8,696,572
OH Marion City School District
Series 2000,
Insured: FSA 6.500% 12/01/14	500,000	603,740

	Par ($)	Value ($)
OH Mason City School District
Series 2005,
Insured: NPFGC 5.250% 12/01/19	2,250,000	2,589,773
OR Linn County Community School District No. 9 Lebanon
Series 2001,
Insured: NPFGC 5.250% 06/15/17	1,120,000	1,195,566
OR Yamhill County School District No. 29J Newberg
Series 2005,
Insured: FGIC 5.500% 06/15/17	2,500,000	2,889,150
PA Westmoreland County
Series 1997,
Insured: NPFGC (f) 12/01/18	1,000,000	655,020
TN Blount County Public Building Authority
Local Government Public Improvement,
Series 2004 B-5-A, Insured: FGIC 5.000% 06/01/16	1,075,000	1,061,348
TN Chattanooga
Series 2005 A,
Insured: FSA 5.000% 09/01/14	4,150,000	4,730,502
TN Hamilton County
Series 1998 B,
5.100% 08/01/24	500,000	572,250
TN Kingsport
Series 2004,
Insured: AMBAC 5.000% 03/01/14	1,000,000	1,108,460
TN Lawrenceburg Public Building Authority
Series 2001 B,
Insured: FSA 5.500% 07/01/16	1,330,000	1,422,049
TN Overton County
Series 2004,
Insured: NPFGC 5.000% 04/01/16	1,000,000	1,083,550

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Aldine Independent School District
Series 2005,
Guarantor: PSFG 5.250% 02/15/15	1,655,000	1,848,701
TX Barbers Hill Independent School District
Series 2003,
Guarantor: PSFG 5.000% 02/15/22	1,030,000	1,101,410
TX Brownsville Independent School District
Series 2005,
Guarantor: PSFG 5.000% 08/15/15	1,000,000	1,136,290
TX Brownwood Independent School District
Series 2005,
Insured: NPFGC 5.250% 02/15/17	1,310,000	1,410,805
TX Conroe Independent School District
Series 2005 C,
Guarantor: PSFG 5.000% 02/15/19	1,650,000	1,792,527
TX Corpus Christi
Series 2002,
Insured: FSA 5.500% 09/01/15	1,655,000	1,841,519
TX Dickinson Independent School District
Series 2006,
Guarantor: PSFG 5.000% 02/15/20	2,405,000	2,622,749
TX Duncanville Independent School District
Series 2005,
Guarantor: PSFG (f) 02/15/22	2,000,000	1,178,020
TX El Paso
Series 2005,
Insured: FGIC 5.250% 08/15/14	2,000,000	2,229,140
TX Fort Bend Independent School District
Series 2000,
Guarantor: PSFG 5.250% 08/15/19	1,000,000	1,028,470

	Par ($)	Value ($)
TX Harris County Flood Control District
Series 2006,
4.750% 10/01/29	12,700,000	13,061,442
TX Harris County
Series 1997,
5.125% 08/15/24	13,500,000	15,426,585
Series 2001,
5.000% 10/01/12	10,990,000	11,776,334
TX Houston Independent School District
Series 2007,
Guarantor: PSFG 4.500% 02/15/25	5,000,000	5,127,550
TX Houston
Series 2005 D,
Insured: AMBAC 5.000% 03/01/17	1,000,000	1,115,920
Series 2005 E,
Insured: AMBAC 5.000% 03/01/20	2,525,000	2,695,008
TX Irving
Series 2005 A,
5.000% 11/15/18	2,000,000	2,215,300
TX Katy Independent School District
Series 1992,
Guarantor: PSFG (f) 08/15/11	1,775,000	1,744,026
TX La Joya Independent School District
Series 2005,
Guarantor: PSFG 5.000% 02/15/20	1,000,000	1,077,390
TX La Marque Independent School District
Series 2003,
Guarantor: PSFG 5.000% 02/15/21	1,740,000	1,878,869
TX Laredo
Series 2005,
Insured: AMBAC 5.000% 08/15/20	1,065,000	1,132,872
TX San Antonio Independent School District
Series 2001 B,
Guarantor: PSFG (f) 08/15/11	3,500,000	3,438,925

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
TX San Benito Consolidated Independent School District
Series 2005,
Guarantor: PSFG 5.000% 02/15/16	2,260,000	2,515,222
TX Sherman Independent School District
Series 2005 A,
Guarantor: PSFG 5.000% 02/15/16	1,000,000	1,112,930
TX Webb County
Series 2005,
Insured: AMBAC 5.000% 02/01/17	1,600,000	1,725,952
TX West University Place
Series 2002,
5.500% 02/01/15	1,440,000	1,572,970
TX White Settlement Independent School District
Series 2003,
Guarantor: PSFG 5.375% 08/15/19	1,910,000	2,096,492
TX Williamson County
Series 2005,
Insured: NPFGC 5.000% 02/15/16	1,985,000	2,192,452
WA Clark County School District No. 37
Series 2001 C,
Insured: FGIC (f) 12/01/16	1,000,000	789,740
WI Milwaukee County
Series 2001 A:
5.000% 10/01/12 2,500,000 2,682,425 5.000% 10/01/13	2,500,000	2,678,875
Local General Obligations Total		291,119,905
Special Non-Property Tax – 10.7%
CA Economic Recovery
Series 2004 A,
Insured: NPFGC 5.000% 07/01/15	5,000,000	5,322,500
Series 2009 A,
5.000% 07/01/20 (b)	12,500,000	12,984,500
CA Los Angeles County Metropolitan Transportation Authority
Series 2003 A,
Insured: FSA: 5.000% 07/01/17	6,280,000	6,798,728
5.000% 07/01/18	7,700,000	8,204,966

	Par ($)	Value ($)
CO Department of Transportation
Series 2002 B,
Insured: NPFGC: 5.500% 06/15/14	3,000,000	3,445,680
5.500% 06/15/15	1,000,000	1,155,570
FL Broward County Professional Sports Facilities
Series 2006 A,
Insured: AMBAC 5.000% 09/01/18	2,500,000	2,606,625
FL Division Bond Finance Department
Series 1998,
Insured: FSA 6.000% 07/01/13	10,000,000	11,385,300
FL Hillsborough County Industrial Development Authority
Series 2002 B,
Insured: AMBAC 5.500% 09/01/15	2,335,000	2,577,560
FL Hurricane Catastrophe Fund Finance Corp.
Series 2006 A,
5.250% 07/01/12	12,000,000	12,896,520
Series 2008 A,
5.000% 07/01/14	15,000,000	16,148,250
FL Jacksonville Guaranteed Entitlement Improvement
Series 2002,
Insured: FGIC: 5.375% 10/01/18	3,450,000	3,596,487
5.375% 10/01/19	3,720,000	3,865,526
FL Jacksonville Sales Tax
Series 2001,
Insured: FGIC 5.500% 10/01/12	2,000,000	2,218,560
Series 2002,
Insured: FGIC 5.375% 10/01/18	1,000,000	1,073,920
Series 2003,
Insured: NPFGC 5.250% 10/01/19	1,080,000	1,134,605
FL Miami-Dade County Transit Sales Tax
Series 2006,
Insured: SYNC 5.000% 07/01/19	5,040,000	5,285,599

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Osceola County Tourist Development Tax
Series 2002 A,
Insured: FGIC 5.500% 10/01/14	1,555,000	1,673,911
FL Palm Beach County Public Improvement
Series 2004,
5.000% 08/01/17	1,000,000	1,089,470
FL Tampa Sports Authority
Series 1995,
Insured: NPFGC: 5.750% 10/01/15	2,500,000	2,622,475
5.750% 10/01/20	1,000,000	1,057,900
IL Dedicated Tax Capital Appreciation
Series 1990,
Insured: AMBAC (f) 12/15/17	2,540,000	1,852,143
IL State
Series 2002,
Insured: FGIC 5.500% 06/15/15	1,000,000	1,144,280
KS Wyandotte County Unified Government
Series 2005 B:
4.750% 12/01/16	1,665,000	1,705,593
5.000% 12/01/20	7,500,000	7,570,125
MA State
Series 2005 A,
Insured: FSA 5.500% 06/01/16	13,615,000	15,760,179
MD Department of Transportation
Series 2002,
5.500% 02/01/15	3,750,000	4,340,400
MI Trunk Line
Series 1998 A,
5.500% 11/01/16	2,000,000	2,242,700
Series 2005,
Insured: FSA 5.250% 11/01/17	5,050,000	5,669,685
NJ Economic Development Authority
Series 2004:
5.375% 06/15/15 4,000,000 4,064,680 5.500% 06/15/16	5,500,000	5,567,485
NM Bernalillo County
Series 1998,
5.250% 04/01/27	3,000,000	3,293,430

	Par ($)	Value ($)
NM Dona Ana County
Series 1998,
Insured: AMBAC 5.500% 06/01/16	750,000	800,670
NV Sparks Tourism Improvement District No. 1
Series 2008 A,
6.500% 06/15/20 (h)	5,000,000	4,894,800
NY Metropolitan Transportation Authority
Series 2004 A,
Insured: FGIC: 5.250% 11/15/16 3,000,000 3,386,160 5.250% 11/15/17	4,000,000	4,516,200
NY Nassau County Interim Finance Authority
Series 2003 B,
Insured: AMBAC 5.000% 11/15/14	5,720,000	6,396,733
NY New York City Transitional Finance Authority
Series 1998 A,
5.500% 11/15/16	1,330,000	1,484,772
Series 2002 A,
5.500% 11/01/26 (14.000% 11/01/11) (i)	10,000,000	10,754,000
Series 2004 C,
5.250% 02/01/18	3,500,000	3,886,505
Series 2007 C-1,
5.000% 11/01/20	10,300,000	11,318,979
Series 2009 A,
5.000% 05/01/27	10,430,000	11,154,155
NY Urban Development Corp.
Series 2004 A,
Insured: NPFGC 5.500% 03/15/20	29,450,000	34,274,204
PA Pittsburgh & Allegheny County
Series 1999,
Insured: AMBAC 5.250% 02/01/12	500,000	505,770
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005 L,
Insured: CIFG 5.250% 07/01/18	2,000,000	2,161,720

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Corpus Christi Business & Job Development Corp.
Series 2002,
Insured: AMBAC: 5.500% 09/01/14	2,065,000	2,283,023
5.500% 09/01/18	1,250,000	1,332,613
TX Harris County
Series 2004 B,
Insured: FSA 5.000% 08/15/32 (08/15/12) (a)(c)	2,000,000	2,174,920
TX Houston Hotel Occupancy
Series 2001 B,
Insured: AMBAC: (f) 09/01/17	2,000,000	1,369,360
5.250% 09/01/19	1,195,000	1,216,187
5.250% 09/01/20	1,265,000	1,283,532
VA Peninsula Town Center Community Development Authority
Series 2007,
6.250% 09/01/24	2,375,000	2,092,423
Special Non-Property Tax Total		267,642,078
Special Property Tax – 1.2%
FL Ave Maria Stewardship Community Development District
Series 2006,
4.800% 11/01/12	1,000,000	780,400
FL Oakmont Grove Community Development District
Series 2007 B,
5.250% 05/01/12 (d)	2,000,000	1,036,640
FL Parker Road Community Development District
Series 2007 B,
5.350% 05/01/15	2,000,000	1,263,420
FL Six Mile Creek Community Development District
Series 2007:
5.500% 05/01/17	1,865,000	1,024,575
5.650% 05/01/22	3,000,000	1,432,920
FL Sweetwater Creek Community Development District
Series 2007 B-1,
5.300% 05/01/17	4,445,000	2,983,262
Series 2007 B-2,
5.125% 05/01/13	2,625,000	1,805,396

	Par ($)	Value ($)
FL Tolomato Community Development District
Series 2007,
6.450% 05/01/23	7,500,000	5,997,975
FL Viera East Community Development District
Series 2006,
Insured: NPFGC 5.750% 05/01/19	1,910,000	2,060,317
FL Waterset North Community Development District
Series 2007 B,
6.550% 11/01/15	10,000,000	6,097,200
FL West Palm Beach Community Redevelopment
Series 2005 A,
5.000% 03/01/25	980,000	959,391
MO Fenton
Tax Increment Revenue,
Series 2006, 4.500% 04/01/21	1,095,000	1,044,367
NV Las Vegas Redevelopment Agency
Sub Lien-Fremont Street,
Series 2003 A, 5.000% 06/15/13	3,685,000	3,876,620
Special Property Tax Total		30,362,483
State Appropriated – 8.0%
AL Public School & College Authority
Series 2009 A,
5.000% 05/01/19	10,000,000	10,861,500
AZ School Facilities Board
Series 2008,
5.500% 09/01/15	7,500,000	8,463,675
CA Public Works Board
Department of Mental Health,
Coalinga State Hospital, Series 2004 A, 5.500% 06/01/19	2,000,000	2,071,980
Series 2003 C,
5.500% 06/01/18	1,500,000	1,533,615
Series 2006 F,
Insured: FGIC 5.250% 11/01/18	4,000,000	4,102,400

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Department Management Services Division
Series 2003 A,
Insured: FSA 5.250% 09/01/15	1,515,000	1,692,149
Series 2005 A,
Insured: AMBAC 5.000% 09/01/21	3,000,000	3,176,430
MI Building Authority
Series 2003,
Insured: FSA 5.250% 10/15/14	10,000,000	10,807,400
NJ Economic Development Authority
Series 2005 K,
Insured: AMBAC 5.500% 12/15/19	2,500,000	2,862,025
NJ Transit Corp.
Certificates of Participation,
Series 2002 A, Insured: AMBAC 5.500% 09/15/15	6,725,000	7,481,697
NJ Transportation Trust Fund Authority
Series 2001 C,
Insured: FSA 5.500% 12/15/18	2,000,000	2,275,880
Series 2003 A,
Insured: AMBAC 5.500% 12/15/15	3,260,000	3,696,612
Series 2006 A,
Insured: FSA: 5.250% 12/15/22	4,000,000	4,404,120
5.500% 12/15/21	4,700,000	5,300,942
NY Dormitory Authority
Series 1993 A:
5.250% 05/15/15	5,850,000	6,447,460
Insured: FSA 5.250% 05/15/15	4,000,000	4,408,520
Series 1993 B,
Insured: FSA 5.250% 05/15/11	10,000,000	10,663,000
Series 1995 A:
Insured: AMBAC 5.625% 07/01/16	1,250,000	1,365,137
Insured: FGIC 5.625% 07/01/16	5,000,000	5,446,850
Insured: FSA 5.625% 07/01/16	500,000	546,025

	Par ($)	Value ($)
Series 2005 A:
Insured: AMBAC 5.250% 05/15/18	6,000,000	6,548,040
Insured: FGIC: 5.500% 05/15/17	10,000,000	11,307,000
5.500% 05/15/22	6,730,000	7,429,382
Series 2009 A,
5.000% 07/01/24	3,500,000	3,697,645
NY Tollway Authority
Series 2002,
5.500% 04/01/13	4,510,000	4,893,756
NY Urban Development Corp.
Series 2008 B:
5.000% 01/01/19	4,000,000	4,323,880
5.000% 01/01/20	10,460,000	11,235,191
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A:
Insured: AMBAC 5.250% 08/01/30 (02/01/12) (a)(c)	4,240,000	4,327,641
LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (a)(c)	4,175,000	4,305,427
UT Building Ownership Authority
Series 1998,
Insured: FSA 5.500% 05/15/14	5,000,000	5,722,450
VA Public School Authority
Series 2005 B,
5.250% 08/01/16	13,995,000	16,210,128
Series 2005,
5.000% 08/01/16	6,285,000	7,060,192
WI State
Series 2009 A,
5.125% 05/01/23	14,000,000	15,051,540
State Appropriated Total		199,719,689
State General Obligations – 13.0%
CA State
Series 2002,
Insured: AMBAC 6.000% 02/01/18	5,000,000	5,555,900
Series 2003,
5.250% 11/01/18	1,000,000	1,050,640
Series 2004,
5.000% 02/01/20	750,000	760,605
Series 2007,
4.500% 08/01/26	11,500,000	10,652,335

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2009,
5.250% 10/01/22	25,000,000	25,739,250
FL Board of Education
Series 2005 B,
5.000% 01/01/14	17,395,000	19,390,902
Series 2005 C,
5.000% 06/01/13	11,830,000	13,159,219
FL Department of Transportation
Series 2002,
5.250% 07/01/13	7,290,000	8,021,989
FL State
Series 2004 A,
5.000% 07/01/30	1,000,000	1,031,280
HI State
Series 2002 CY,
Insured: FSA 5.500% 02/01/12	10,000,000	10,984,400
Series 2008 DK,
5.000% 05/01/22	10,750,000	11,827,365
MA Bay Transportation Authority
Series 1991 A,
Insured: NPFGC 7.000% 03/01/21	5,750,000	6,934,442
MA State
Series 1998 C,
5.250% 08/01/17	1,775,000	2,042,457
Series 2002 C,
5.500% 11/01/17	10,000,000	11,691,800
Series 2002 D,
Insured: AMBAC 5.500% 08/01/18	6,500,000	7,607,080
Series 2003 D,
5.500% 10/01/17	5,000,000	5,842,550
Series 2004 A,
5.250% 08/01/13	11,605,000	13,129,317
Series 2004 C,
Insured: FSA 5.500% 12/01/16	10,000,000	11,627,200
Series 2006,
5.000% 11/01/25	18,000,000	20,340,540
Series 2007 A,
0.874% 11/01/25 (11/01/09) (a)(c)	10,000,000	8,445,000
MI State
Series 2001,
5.500% 12/01/15	1,250,000	1,396,313

	Par ($)	Value ($)
MS State
Series 2002 A,
5.500% 12/01/14	3,000,000	3,486,570
NJ State
Series 2001 H,
5.250% 07/01/14	5,000,000	5,694,500
OH State
Series 2009 C,
5.000% 09/15/17	20,000,000	22,584,400
PA State
Series 2002,
5.500% 02/01/15	3,000,000	3,461,100
Series 2004:
Insured: FSA 5.375% 07/01/18	12,000,000	14,061,000
Insured: NPFGC 5.375% 07/01/16	10,000,000	11,615,700
Series 2005,
5.000% 01/01/15	5,500,000	6,211,150
PR Commonwealth of Puerto Rico
Series 1997,
Insured: NPFGC 6.500% 07/01/15	4,190,000	4,651,319
Series 2001 A,
5.500% 07/01/13	6,395,000	6,807,925
Series 2006 B,
5.250% 07/01/16	5,000,000	5,238,600
TX State
Series 2008,
5.000% 04/01/19	11,935,000	13,441,794
WA State
Series 2002,
Insured: NPFGC 5.000% 01/01/18	10,000,000	10,737,500
Series 2009,
5.000% 08/01/26	18,270,000	19,778,371
State General Obligations Total		325,000,513
Tax-Backed Total		1,171,659,354
Transportation – 7.7%
Air Transportation – 0.1%
TN Memphis Shelby County Airport Authority
FedEx Corp.,
Series 1997, 5.350% 09/01/12	3,530,000	3,645,078
Air Transportation Total		3,645,078

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Airports – 2.0%
DC Metropolitan WA Airports Authority
Series 2009 C,
5.250% 10/01/25	8,920,000	9,562,418
FL Greater Orlando Aviation Authority
Series 2003 A,
Insured: FSA 5.000% 10/01/13	1,500,000	1,661,040
IL Chicago O'Hare International Airport
Series 2005,
Insured: NPFGC 5.250% 01/01/17	10,000,000	11,060,600
MA Port Authority
Series 2007 D,
Insured: FSA 5.000% 07/01/17	8,000,000	8,954,800
MO St. Louis Airport Revenue
Series 2007,
Insured: FSA 5.000% 07/01/21	12,150,000	12,720,200
TX Houston Airport Systems
Sub-Lien,
Series 2002, Insured: FSA 5.000% 07/01/27	5,000,000	5,043,150
Airports Total		49,002,208
Toll Facilities – 4.4%
CA San Joaquin Hills Transportation Corridor Agency
Series 1997 A,
Insured: NPFGC (f) 01/15/12	7,600,000	6,655,776
CO E-470 Public Highway Authority
Series 1997 B,
Insured: NPFGC (f) 09/01/12	10,000,000	8,892,000
Series 2000,
Insured: NPFGC (f) 09/01/18	1,500,000	884,115
DC Metropolitan WA Airports Authority
Series 2009,
Insured: AGO:
(f) 10/01/24	20,980,000	8,955,733
(f) 10/01/25	7,500,000	2,999,700
(f) 10/01/26	5,000,000	1,838,950

	Par ($)	Value ($)
GA Road & Tollway Authority
Series 2009 A,
5.000% 06/01/19	10,000,000	11,244,400
IL Toll Highway Authority
Series 2006 A-1,
Insured: FSA 5.000% 01/01/18	2,000,000	2,194,440
KS Turnpike Authority
Series 2002,
Insured: FSA: 5.250% 09/01/15 1,855,000 2,140,485 5.250% 09/01/16	1,230,000	1,424,217
NY Thruway Authority
Second General Highway & Bridge Trust Fund:
Series 2003 A, Insured: NPFGC 5.250% 04/01/12	2,145,000	2,344,249
Series 2005 B, Insured: AMBAC 5.500% 04/01/20	10,840,000	12,456,352
Series 2007 B,
5.000% 04/01/19	5,000,000	5,451,500
NY Triborough Bridge & Tunnel Authority
Series 2008 B-1,
5.000% 11/15/25 (11/15/13) (a)(c)	5,000,000	5,487,750
Series 2008 D,
5.000% 11/15/22	10,000,000	10,804,300
OH Turnpike Commission
Series 1998 A,
Insured: FGIC 5.500% 02/15/21	2,000,000	2,327,880
TX North Tollway Authority
First Tier:
Series 2008 A, 6.000% 01/01/22	14,000,000	15,093,820
Series 2008 E-3, 5.750% 01/01/38 (a)	8,650,000	9,168,913
Toll Facilities Total		110,364,580
Transportation – 1.2%
FL Osceola County Transportation
Series 2004,
Insured: NPFGC 5.000% 04/01/18	1,000,000	1,031,520
IL Chicago Transit Authority
Series 2008 A, 5.000% 06/01/16	2,500,000	2,747,500

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
IN Transportation Finance Authority
Series 2000,
5.750% 12/01/14	2,485,000	2,615,885
KS Department of Transportation
Series 2004 A,
5.500% 03/01/18	11,775,000	13,916,166
NY Metropolitan Transportation Authority
Series 2007 A,
Insured: FSA: 5.000% 11/15/20	5,000,000	5,326,350
5.000% 11/15/21	3,000,000	3,172,590
Transportation Total		28,810,011
Transportation Total		191,821,877
Utilities – 16.5%
Independent Power Producers – 0.3%
CA Sacramento Power Authority
Series 2005,
Insured: AMBAC 5.250% 07/01/14	6,680,000	7,416,136
Independent Power Producers Total		7,416,136
Investor Owned – 2.7%
AR Independence County
Entergy Mississippi, Inc.,
Series 1999, Insured: AMBAC 4.900% 07/01/22	4,600,000	4,582,520
AZ Maricopa County Pollution Control Corp.
Arizona Public Service Co.,
Series 2009 D, 6.000% 05/01/29 (05/01/14) (a)(c)	10,000,000	10,356,800
CO Adams County Pollution Control
Public Service Co.,
Series 2005 A, Insured: NPFGC 4.375% 09/01/17	11,550,000	11,006,688
FL Hillsborough County Industrial Development Authority
Tampa Electric Co.,
Series 2007 B, 5.150% 09/01/25 (a)	2,000,000	2,075,160
IN Finance Authority
Indianapolis Power & Light Co.,
Series 2009 B, 4.900% 01/01/16	11,000,000	11,365,750

	Par ($)	Value ($)
NH Business Finance Authority
Series 2001 C,
Insured: NPFGC 5.450% 05/01/21	1,500,000	1,522,260
TX Brazos River Authority
TXU Energy Co., LLC:
Series 2001 C, AMT, 5.750% 05/01/36 (11/01/11) (a)(c)	3,000,000	2,713,680
Series 2003 D, 5.400% 10/01/29 (a)	6,100,000	4,635,939
TX Sabine River Authority
TXU Energy Co., LLC:
Series 2001 A, 5.500% 05/01/22 (11/01/11) (a)(c)	9,265,000	8,384,269
Series 2001 B, AMT, 5.750% 05/01/30 (11/01/11) (a)(c)	2,995,000	2,709,157
WV Economic Development Authority
Pollution Control Revenue,
Appalachian Power, Series 2008 C, 4.850% 05/01/19 (09/04/13) (a)(c)	6,500,000	6,756,295
Investor Owned Total		66,108,518
Joint Power Authority – 2.9%
FL Municipal Power Agency
Series 2002,
Insured: AMBAC 5.500% 10/01/21	1,850,000	1,975,097
GA Municipal Electric Authority
Series 1998 Y,
Insured: AMBAC 6.400% 01/01/13	4,205,000	4,593,374
MI Public Power Agency
Series 2002 A,
Insured: NPFGC 5.250% 01/01/16	1,000,000	1,116,870
NC Eastern Municipal Power Agency
Series 2008 A,
Insured: AGO 5.250% 01/01/19	5,415,000	5,870,672
Series 2009 B,
5.000% 01/01/26	20,000,000	20,366,800
TX Sam Rayburn Municipal Power Agency
Series 2002:
5.500% 10/01/11	8,355,000	8,808,844
6.000% 10/01/16	3,000,000	3,135,900

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
UT Intermountain Power Agency
Series 2007,
5.000% 07/01/17	15,000,000	16,586,250
WA Energy Northwest Electric
Series 2002 A,
Insured: NPFGC 5.500% 07/01/16	4,675,000	5,094,301
WI Sheboygan Pollution Control
Wisconsin Power,
Series 2008, Insured: FGIC 5.000% 09/01/15	5,000,000	5,429,150
Joint Power Authority Total		72,977,258
Municipal Electric – 4.0%
CA Department of Water Resources
Series 2002 A:
5.500% 05/01/11	10,000,000	10,625,700
6.000% 05/01/13	2,000,000	2,218,060
Insured: AMBAC 5.500% 05/01/14	6,000,000	6,517,980
Series 2008 H,
5.000% 05/01/21	12,500,000	13,381,375
CA Los Angeles Department of Water & Power
Series 2006 A,
Insured: NPFGC 5.000% 07/01/13	10,000,000	11,157,500
FL Gainesville Utilities Systems
Series 1992 B,
6.500% 10/01/11	3,000,000	3,302,880
FL JEA St. John's River Power Park Systems
Series 1997,
Insured: NPFGC 5.000% 10/01/19	1,000,000	1,044,890
FL Kissimmee Utilities Authority Electrical System
Series 2003,
Insured: FSA 5.250% 10/01/15	2,235,000	2,431,680
FL Orlando Utilities Commission Utility Systems
Series 2005 B,
5.000% 10/01/24	3,000,000	3,146,160
OH American Municipal Power, Inc.
Series 2008:
5.250% 02/15/20 4,060,000 4,430,150 5.250% 02/15/22	4,810,000	5,171,760

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB,
Insured: NPFGC 6.000% 07/01/12	3,000,000	3,257,250
Series 2002 KK,
Insured: FSA 5.500% 07/01/15	10,000,000	11,014,500
TN Metropolitan Government Nashville & Davidson County
Series 1998 B,
5.500% 05/15/13	3,000,000	3,396,720
TX Austin
Series 2002 A,
Insured: AMBAC 5.500% 11/15/13	2,000,000	2,245,140
Series 2002,
Insured: FSA 5.500% 11/15/12	2,410,000	2,694,043
Subordinated Lien,
Series 1998, Insured: NPFGC 5.250% 05/15/18	1,100,000	1,213,872
TX San Antonio Electric & Gas
Series 2002,
5.375% 02/01/14	2,500,000	2,831,675
Series 2005,
5.000% 02/01/18	10,000,000	10,813,200
Municipal Electric Total		100,894,535
Water & Sewer – 6.6%
CA Citrus Heights Water District
Series 2000,
Insured: FGIC 5.250% 10/01/20	1,800,000	1,816,758
CA Fresno Sewer Revenue
Series 1993 A-1,
Insured: AMBAC 5.250% 09/01/19	5,000,000	5,439,150
CA Pico Rivera Water Authority
Series 1999 A,
Insured: NPFGC 5.500% 05/01/29	3,000,000	3,312,540
FL Brevard County Utilities
Series 2002,
Insured: FGIC 5.250% 03/01/14	2,000,000	2,162,380

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Cocoa Water & Sewer
Series 2003,
Insured: AMBAC 5.500% 10/01/19	1,000,000	1,105,570
FL Governmental Utility Authority
Series 2003,
Insured: AMBAC 5.000% 10/01/17	1,180,000	1,228,675
FL Hollywood Water & Sewer
Series 2003,
Insured: FSA 5.000% 10/01/17	1,070,000	1,131,086
FL Miami-Dade County Florida Water & Sewer
Series 2008 B,
Insured: FSA 5.250% 10/01/21	20,000,000	22,146,800
FL Miami-Dade County Stormwater
Series 2004,
Insured: NPFGC 5.000% 04/01/24	2,445,000	2,484,316
FL Municipal Loan Council
Series 2002 B,
Insured: NPFGC 5.375% 08/01/16	1,485,000	1,553,280
FL Tallahassee Consolidated Utility System
Series 2001,
Insured: FGIC: 5.500% 10/01/14 1,330,000 1,506,996 5.500% 10/01/17 1,900,000 2,160,794 5.500% 10/01/18	1,000,000	1,131,840
FL Tampa Bay Water Utility Systems
Series 2005,
Insured: FGIC 5.500% 10/01/19	1,500,000	1,712,115
GA Atlanta Water & Wastewater
Series 1999 A,
Insured: FGIC 5.500% 11/01/18	15,305,000	16,472,312
KY Louisville & Jefferson County Metropolitan Sewer District
Series 2009:
5.000% 05/15/21 7,445,000 8,039,185 5.000% 05/15/22	7,825,000	8,387,852

	Par ($)	Value ($)
MA Water Resource Authority
Series 1998 B,
Insured: FSA 5.500% 08/01/15	1,000,000	1,163,620
MI Sewage Disposal Revenue
Series 2003 A,
Insured: FSA 5.000% 07/01/14	2,820,000	2,989,285
NY Municipal Water Finance Authority
Series 2002,
Insured: FSA 5.375% 06/15/16	10,000,000	10,995,800
Series 2009 EE,
5.000% 06/15/17	10,000,000	11,249,300
NY New York City Municipal Water Finance Authority
Series 2000 B,
5.125% 06/15/31	7,000,000	7,071,820
OH Hamilton County Sewer System
Series 2005 A,
Insured: NPFGC 5.000% 12/01/15	5,535,000	6,275,306
PA Allegheny County
Series 2005 A,
Insured: NPFGC 5.000% 12/01/17	265,000	280,089
TX Colorado River Municipal Water
Series 2003,
Insured: AMBAC 5.000% 01/01/12	4,030,000	4,311,093
TX Corpus Christi
Series 2005 A,
Insured: AMBAC 5.000% 07/15/19	2,000,000	2,121,160
TX Dallas Waterworks & Sewer Systems
Series 2003,
Insured: FSA 5.375% 10/01/12	10,000,000	11,186,500
TX Houston Utility System
Series 2004 A,
Insured: FGIC 5.250% 05/15/24	5,000,000	5,251,400
TX Houston Water & Sewer System
Junior Lien,
Series 2001 A, Insured: FSA 5.500% 12/01/17	4,720,000	5,107,984

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 1991 C,
Insured: AMBAC (f) 12/01/11	4,000,000	3,879,640
TX McKinney
Series 2005,
Insured: FGIC 5.250% 08/15/17	1,125,000	1,247,558
TX North Harris County Regional Water Authority
Series 2008,
5.250% 12/15/20	4,415,000	4,830,761
TX Nueces River Authority
Series 2005,
Insured: FSA 5.000% 07/15/15	1,000,000	1,110,980
TX San Antonio
Series 2005,
Insured: NPFGC 5.000% 05/15/14	1,000,000	1,121,120
TX Trinity River Authority
Series 2005,
Insured: NPFGC: 5.000% 02/01/17	1,000,000	1,089,350
5.000% 02/01/18	1,000,000	1,078,520
Water & Sewer Total		164,152,935
Utilities Total		411,549,382
Total Municipal Bonds (cost of $2,421,619,007)		2,470,138,194
Investment Companies – 1.2%
	Shares
Columbia Tax-Exempt Reserves,
Capital Class (7 day yield of 0.170%) (j)(k)	15,716,386	15,716,386
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 0.110%)	14,786,786	14,786,786
Total Investment Companies (cost of $30,503,172)		30,503,172
Total Investments – 99.9% (cost of $2,452,122,179) (l)		2,500,641,366
Other Assets & Liabilities, Net – 0.1%		2,875,853
Net Assets – 100.0%		2,503,517,219

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2009.

(b)  Security purchased on a delayed delivery basis.

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  The issuer is in default of certain debt covenants. Income is not being accrued. At October 31, 2009, the value of these securities amounted to $1,905,935, which represents less than 0.1% of net assets.

(e)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(f)  Zero coupon bond.

(g)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(h)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities, which are not illiquid except for the following, amounted to $11,178,147, which represents 0.4% of net assets.

Security	Acquisition Date	Par	Cost	Value
FL Seminole Indian Tribe Series 2007 A, 5.750% 10/01/22	09/27/07	$2,000,000	$2,064,053	$1,948,400

(i)  Step bond. Shown parenthetically is the next coupon rate to be paid and the date the Fund will begin accruing at this rate.

(j)  Investments in affiliates during the year ended October 31, 2009:

Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.170%)
Shares as of 10/31/08:	—
Shares purchased:	303,650,486
Shares sold: (287,934,100) Shares as of 10/31/09:	15,716,386
Net realized gain (loss):	$—
Dividend income earned:	$111,915
Value at end of period:	$15,716,386

(k)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(l)  Cost for federal income tax purposes is $2,452,122,176.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$2,470,138,194	$—	$2,470,138,194
Total Investment Companies	30,503,172	—	—	30,503,172
Total Investments	$30,503,172	$2,470,138,194	$—	$2,500,641,366

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2009

At October 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	46.8
Utilities	16.5
Health Care	10.7
Refunded/Escrowed	8.3
Transportation	7.7
Education	2.8
Pool/Bond Bank	2.5
Industrials	1.3
Tobacco	0.8
Housing	0.6
Other Revenue	0.4
Resource Recovery	0.3
98.7
Investment Companies	1.2
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

PSFG	Permanent School Fund Guarantee

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds – 97.3%
	Par ($)	Value ($)
Education – 16.2%
Education – 14.8%
MA College Building Authority
Series 2004 A,
Insured: NPFGC 5.000% 05/01/16	530,000	563,920
MA Development Finance Agency
Boston College,
Series 2007 P, 5.000% 07/01/20	3,260,000	3,571,363
Clark University,
Series 1998, 5.250% 07/01/16	1,445,000	1,457,109
Emerson College,
Series 2006:
5.000% 01/01/21	2,500,000	2,513,300
5.000% 01/01/23	1,000,000	994,210
Hampshire College,
Series 2004, 5.150% 10/01/14	200,000	204,154
Mount Holyoke College:
Series 2001, 5.500% 07/01/13	1,355,000	1,458,386
Series 2008, 5.000% 07/01/23	1,285,000	1,374,886
Wheelock College,
Series 2007 C, 5.000% 10/01/17	1,190,000	1,185,335
Worcester Polytechnic Institute,
Series 2007, Insured: NPFGC 5.000% 09/01/22	1,710,000	1,786,505
MA Health & Educational Facilities Authority
Boston College:
Series 2003 N, 5.250% 06/01/15	1,000,000	1,110,410
Series 2008, 5.500% 06/01/24	3,000,000	3,504,420
Brandeis University,
Series 1999 J, Insured: NPFGC 5.000% 10/01/26	1,000,000	1,011,590
Harvard University:
Series 2000 Z, 5.500% 01/15/11	1,000,000	1,059,550
Series 2001 DD, 5.000% 07/15/35	2,500,000	2,535,775

	Par ($)	Value ($)
Massachusetts Institute of Technology,
Series 2002 K: 5.250% 07/01/12	1,000,000	1,112,780
5.375% 07/01/17	2,275,000	2,696,535
5.500% 07/01/22	1,000,000	1,222,760
Series 2004 M, 5.250% 07/01/19	610,000	722,185
Northeastern University,
Series 1998 G, Insured: NPFGC 5.500% 10/01/12	1,110,000	1,216,049
Simmons College,
Series 2008 I, 6.750% 10/01/18	1,365,000	1,538,273
Tufts University:
Series 2001 I, 5.500% 02/15/36	2,000,000	2,021,920
Series 2002 J, 5.500% 08/15/16	1,500,000	1,743,810
Series 2008: 5.000% 08/15/14	1,250,000	1,411,650
5.000% 08/15/17	1,145,000	1,295,785
Wellesley College,
Series 2003, 5.000% 07/01/15	610,000	674,532
Williams College,
Series 2003 H, 5.000% 07/01/16	1,740,000	1,920,821
MA Industrial Finance Agency
Tufts University,
Series 1998 H, Insured: NPFGC 5.500% 02/15/13	1,830,000	2,054,962
MA University of Massachusetts Building Authority
Series 2004 1,
Insured: AMBAC 5.250% 11/01/12	500,000	549,200
Series 2008,
Insured: FSA 5.000% 05/01/21	1,510,000	1,637,988
Series 2009 1,
5.000% 05/01/23	5,000,000	5,322,850
Education Total		51,473,013
Prep School – 0.2%
MA Development Finance Agency
Milton Academy,
Series 2003 A, 5.000% 09/01/19	500,000	527,360
Prep School Total		527,360

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Student Loan – 1.2%
MA Educational Financing Authority
Series 2009 I,
5.125% 01/01/18	4,000,000	4,225,080
Student Loan Total		4,225,080
Education Total		56,225,453
Health Care – 8.1%
Continuing Care Retirement – 0.5%
MA Development Finance Agency
First Mortgage Orchard Cove,
Series 2007: 5.000% 10/01/17	1,540,000	1,361,006
5.000% 10/01/18	515,000	446,829
Continuing Care Retirement Total		1,807,835
Hospitals – 7.3%
MA Health & Educational Facilities Authority
Baystate Medical Center,
Series 2002 F, 5.750% 07/01/13	890,000	942,893
Boston Medical Center,
Series 1998 A, Insured: NPFGC 5.250% 07/01/15	2,500,000	2,505,025
Caregroup, Inc.:
Series 1998 B-2, Insured: NPFGC 5.375% 02/01/27	1,585,000	1,568,183
Series 2004 D, Insured: NPFGC 5.250% 07/01/22	1,000,000	1,001,990
Series 2008 E-2, 5.375% 07/01/19	3,000,000	3,082,380
Milford Regional Medical Center,
Series 2007 E: 5.000% 07/15/17	1,050,000	1,012,179
5.000% 07/15/22	2,500,000	2,204,425
Partners Healthcare Systems, Inc.:
Series 1999 B, 5.250% 07/01/10	4,670,000	4,733,886
Series 2001 C, 5.750% 07/01/21	750,000	773,902
Series 2003 E, 5.000% 07/01/15	1,140,000	1,198,357
Series 2005 F, 5.000% 07/01/17	2,000,000	2,148,700
Series 2007, 5.000% 07/01/18	1,950,000	2,108,359

	Par ($)	Value ($)
UMass Memorial Health Care, Inc.,
Series 1998 A, Insured: AMBAC 5.250% 07/01/14	2,000,000	2,017,000
Hospitals Total		25,297,279
Intermediate Care Facilities – 0.3%
MA Development Finance Agency
Evergreen Center, Inc.,
Series 2005, 5.500% 01/01/20	1,355,000	1,217,847
Intermediate Care Facilities Total		1,217,847
Health Care Total		28,322,961
Housing – 1.1%
Assisted Living/Senior – 0.5%
MA Development Finance Agency
First Mortgage VOA Concord Assisted Living, Inc.,
Series 2007: 5.000% 11/01/17	825,000	683,471
5.125% 11/01/27	1,500,000	1,056,855
Assisted Living/Senior Total		1,740,326
Single-Family – 0.6%
MA Housing Finance Agency
Series 143, 5.000% 12/01/24	2,000,000	2,067,640
Single-Family Total		2,067,640
Housing Total		3,807,966
Other – 17.6%
Other – 1.5%
MA Boston Housing Authority Capital Program
Series 2008,
Insured: FSA: 5.000% 04/01/20	2,135,000	2,336,245
5.000% 04/01/23	1,570,000	1,678,111
MA Development Finance Agency
Combined Jewish Philanthropies,
Series 2002 A, 5.250% 02/01/22	1,000,000	1,066,560
Other Total		5,080,916
Pool/Bond Bank – 4.8%
MA Water Pollution Abatement
Series 1995 A,
5.400% 08/01/11	25,000	25,099

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 1999 5,
5.750% 08/01/16	95,000	96,361
Series 2002,
5.000% 08/01/11	1,000,000	1,074,150
Series 2004 A,
5.250% 08/01/15	3,000,000	3,461,280
Series 2005 11,
5.250% 08/01/19	4,465,000	5,229,676
Series 2006,
5.250% 08/01/20	3,000,000	3,522,510
Series 2009,
5.000% 08/01/24	3,100,000	3,429,406
Pool/Bond Bank Total		16,838,482
Refunded/Escrowed (a) – 11.3%
MA Bay Transportation Authority
Series 2000 A,
Pre-refunded 07/01/10, 5.750% 07/01/18	915,000	948,196
MA College Building Authority
Series 1999 A,
Escrowed to Maturity, Insured: NPFGC (b) 05/01/28	4,000,000	1,765,320
MA Consolidated Loan
Series 2001 C,
Pre-refunded 12/01/11, 5.375% 12/01/18	3,000,000	3,268,710
MA Development Finance Agency
Belmont Hill School,
Series 1998, Pre-refunded 09/01/11, 5.000% 09/01/31	1,000,000	1,086,030
Higher Education,
Smith College, Series 2000, Pre-refunded 07/01/10, 5.750% 07/01/23	2,000,000	2,090,980
MA College of Pharmacy & Allied Health Sciences,
Series 2003 C, Pre-refunded 07/01/13, 6.375% 07/01/23	1,000,000	1,181,680
Western New England College,
Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/22	600,000	666,024

	Par ($)	Value ($)
MA Health & Educational Facilities Authority
Simmons College,
Series 2003 F, Pre-refunded 10/01/13, Insured: FGIC: 5.000% 10/01/15	1,015,000	1,150,137
5.000% 10/01/17	510,000	577,901
University of Massachusetts:
Series 2000 A, Pre-refunded 10/01/10, Insured: FGIC 5.875% 10/01/29	1,000,000	1,060,450
Series 2002 C, Pre-refunded 10/01/12, Insured: NPFGC 5.250% 10/01/13	1,475,000	1,651,734
MA Port Authority
Series 1973,
Escrowed to Maturity, 5.625% 07/01/12	275,000	297,611
MA Route 3 North Transit Improvement Association
Series 2000,
Pre-refunded 06/15/10, Insured: NPFGC: 5.375% 06/15/33	2,500,000	2,578,900
5.750% 06/15/14	2,000,000	2,067,800
5.750% 06/15/15	2,000,000	2,067,800
MA Sandwich
Series 2000,
Pre-refunded 08/15/10, 5.750% 08/15/11	1,050,000	1,105,429
MA Special Obligation
Consolidated Loan,
Series 2002 A, Pre-refunded 06/01/12, Insured: FGIC 5.375% 06/01/19	1,125,000	1,239,480
MA Springfield
Municipal Purpose Loan,
Series 2003, Pre-refunded 01/15/13, Insured: NPFGC 5.250% 01/15/15	1,500,000	1,680,225
MA State
Series 2002 E,
Pre-refunded 01/01/13, Insured: FSA 5.250% 01/01/18	4,000,000	4,450,680

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2004 B,
Pre-refunded 08/01/14, 5.000% 08/01/22	2,000,000	2,261,760
MA Turnpike Authority
Series 1993 A,
Escrowed to Maturity, 5.000% 01/01/13	205,000	218,321
MA University of Massachusetts Building Authority
Series 2003 1,
Pre-refunded 11/01/13, Insured: AMBAC 5.250% 11/01/15	2,000,000	2,288,900
MA Water Pollution Abatement
Series 1993 A,
Escrowed to Maturity, 5.450% 02/01/13	720,000	767,758
Series 1995 A,
Escrowed to Maturity, 5.400% 08/01/11	225,000	243,511
Series 2001 7,
Pre-refunded 08/01/11, 5.250% 02/01/13	250,000	268,048
MA Water Resources Authority
Series 1993 C,
Escrowed to Maturity, 6.000% 12/01/11	1,220,000	1,283,696
Series 2000 D,
Escrowed to Maturity, Insured: NPFGC 5.500% 08/01/10	1,000,000	1,038,310
Refunded/Escrowed Total		39,305,391
Other Total		61,224,789
Tax-Backed – 39.8%
Local General Obligations – 10.8%
MA Bellingham
Series 2001,
Insured: AMBAC 5.250% 03/01/13	1,605,000	1,710,785
MA Boston
Metropolitan District,
Series 2002 A, 5.250% 12/01/14	2,010,000	2,241,291
Series 2002 B,
Insured: FGIC 5.000% 02/01/12	6,000,000	6,535,320

	Par ($)	Value ($)
Series 2004 A,
5.000% 01/01/14	1,000,000	1,127,530
MA Brookline
Series 2000,
5.750% 04/01/14	1,905,000	1,964,512
MA Dudley Charlton Regional School District
Series 1999 A,
Insured: NPFGC 5.125% 06/15/14	2,305,000	2,544,098
MA Everett
Series 2000,
Insured: NPFGC 6.000% 12/15/11	2,015,000	2,213,679
MA Falmouth
Series 2002,
5.000% 02/01/11	1,450,000	1,529,547
MA Hopedale
Series 2004,
Insured: AMBAC 5.000% 11/15/17	1,000,000	1,109,210
MA Lawrence
Series 2006,
Insured: FSA 5.000% 02/01/18	1,500,000	1,689,060
MA Lowell
Series 2002,
Insured: AMBAC: 5.000% 08/01/10	1,000,000	1,031,930
5.000% 02/01/13	1,215,000	1,306,307
MA Pioneer Valley Regional School District
Series 2002,
Insured: AMBAC 5.000% 06/15/12	1,000,000	1,078,830
MA Pittsfield
Series 2002,
Insured: NPFGC 5.000% 04/15/11	1,000,000	1,058,860
MA Plymouth
Series 2000,
Insured: NPFGC 5.000% 10/15/18	1,725,000	1,818,357
MA Sandwich
Series 2005,
Insured: NPFGC 5.000% 07/15/18	1,575,000	1,705,725

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Springfield
Series 2007,
Insured: FSA 4.500% 08/01/21	2,000,000	2,082,640
MA Westborough
Series 2003,
5.000% 11/15/16	1,000,000	1,084,220
MA Westfield
Series 2003,
Insured: NPFGC 5.000% 09/01/18	500,000	531,525
MA Worcester
Series 2004 A,
Insured: NPFGC 5.250% 08/15/13	2,810,000	3,119,184
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1997 A,
Insured: FSA 5.500% 07/01/17	245,000	245,287
Local General Obligations Total		37,727,897
Other – 1.5%
MA Boston Special Obligation
Boston Medical Center,
Series 2002 A, Insured: NPFGC 5.000% 08/01/14	5,000,000	5,270,250
Other Total		5,270,250
Special Non-Property Tax – 10.7%
MA Bay Transportation Authority
Series 2000 A:
5.750% 07/01/14	85,000	87,788
5.750% 07/01/18	85,000	87,788
Series 2002 A,
5.000% 07/01/11	1,000,000	1,070,540
Series 2003 A:
5.250% 07/01/11	5,000,000	5,373,400
5.250% 07/01/17	1,000,000	1,150,870
5.250% 07/01/19	625,000	722,644
Series 2004 C,
5.250% 07/01/18	1,000,000	1,151,630
Series 2005 B,
Insured: NPFGC 5.500% 07/01/23	2,890,000	3,404,796
Series 2005,
5.000% 07/01/20	2,500,000	2,839,725

	Par ($)	Value ($)
Series 2006 A,
5.250% 07/01/22	3,500,000	4,056,115
Series 2008 B,
5.000% 07/01/23	910,000	1,025,024
MA Boston Special Obligation
Convention Center,
Series 2002 A, Insured: AMBAC 5.000% 05/01/19	1,500,000	1,581,195
MA School Building Authority
Series 2007 A,
Insured: AMBAC: 5.000% 08/15/18	5,000,000	5,581,400
5.000% 08/15/19	2,000,000	2,214,440
MA Special Obligation
Consolidated Loan:
Series 1997 A, 5.500% 06/01/13	1,000,000	1,132,690
Series 2002 A,
Insured: FGIC 5.000% 06/01/10	1,500,000	1,540,530
Series 2004 A,
Insured: FGIC 5.250% 01/01/19	750,000	836,572
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2006 BB,
Insured: FSA 5.250% 07/01/22	3,000,000	3,212,280
Special Non-Property Tax Total		37,069,427
State Appropriated – 1.2%
MA Development Finance Agency
Visual & Performing Arts Project,
Series 2000: 5.750% 08/01/13	1,030,000	1,148,728
6.000% 08/01/17	540,000	619,407
6.000% 08/01/21	1,750,000	1,999,305
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
Insured: AMBAC 5.250% 08/01/30 (02/01/12) (c)(d)	500,000	510,335
State Appropriated Total		4,277,775

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
State General Obligations – 15.6%
MA State
Series 2002 C:
5.500% 11/01/15	3,000,000	3,470,910
5.500% 11/01/17	1,500,000	1,753,770
Series 2002 D,
Insured: AMBAC 5.500% 08/01/18	3,500,000	4,096,120
Series 2003 D:
5.500% 10/01/17	5,000,000	5,842,550
Insured: AMBAC 5.500% 10/01/19	5,000,000	5,887,800
Insured: FSA 5.500% 10/01/19	3,500,000	4,121,460
Insured: NPFGC 5.500% 10/01/20	2,500,000	2,952,200
Series 2004 B,
5.250% 08/01/20	3,000,000	3,472,470
Series 2004 C:
Insured: AMBAC 5.500% 12/01/24	5,000,000	5,937,250
Insured: NPFGC 5.500% 12/01/19	3,795,000	4,473,053
Series 2006 B,
Insured: FSA 5.250% 09/01/22	4,000,000	4,624,360
Series 2008 A:
5.000% 09/01/15	3,000,000	3,387,960
5.000% 08/01/16	2,000,000	2,260,780
PR Commonwealth of Puerto Rico
Series 2007 A,
5.500% 07/01/18	1,750,000	1,815,170
State General Obligations Total		54,095,853
Tax-Backed Total		138,441,202
Transportation – 4.8%
Airports – 2.5%
MA Port Authority
Series 2005 C,
Insured: AMBAC: 5.000% 07/01/15	1,500,000	1,689,420
5.000% 07/01/22	3,500,000	3,719,590
Series 2007 D,
Insured: FSA 5.000% 07/01/17	3,000,000	3,358,050
Airports Total		8,767,060

	Par ($)	Value ($)
Toll Facilities – 1.0%
MA Turnpike Authority
Metropolitan Highway Systems:
Series 1997 A, Insured: NPFGC 5.000% 01/01/37	2,000,000	1,875,720
Series 1999 A, Insured: AMBAC 5.000% 01/01/39	1,500,000	1,412,265
Toll Facilities Total		3,287,985
Transportation – 1.3%
MA Federal Highway Capital Appreciation
Series 1998 A,
(b) 06/15/15	4,000,000	3,396,440
MA Woods Hole, Martha's Vineyard & Nantucket Steamship Authority
Series 2004 B,
5.000% 03/01/18	975,000	1,052,093
Transportation Total		4,448,533
Transportation Total		16,503,578
Utilities – 9.7%
Investor Owned – 0.9%
MA Development Finance Agency
Dominion Energy Brayton,
Series 2009, 5.750% 12/01/42 (05/01/19) (c)(d)	3,000,000	3,153,960
Investor Owned Total		3,153,960
Joint Power Authority – 0.7%
MA Municipal Wholesale Electric Co.
Series 2001 A,
Insured: NPFGC 5.000% 07/01/11	2,500,000	2,627,575
Joint Power Authority Total		2,627,575
Municipal Electric – 1.1%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB,
Insured: NPFGC 6.000% 07/01/12	1,000,000	1,085,750
Series 2002 LL,
5.500% 07/01/17	2,400,000	2,608,368
Municipal Electric Total		3,694,118

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Water & Sewer – 7.0%
MA Water Resource Authority
Series 1993 C,
6.000% 12/01/11	780,000	821,442
Series 1998 B,
Insured: FSA 5.500% 08/01/15	1,165,000	1,355,617
Series 2002 J,
Insured: FSA: 5.250% 08/01/14	2,870,000	3,294,731
5.250% 08/01/15	3,000,000	3,456,060
5.250% 08/01/18	1,000,000	1,163,000
Series 2005 A,
Insured: NPFGC 5.250% 08/01/17	6,000,000	6,900,480
Series 2007 B,
Insured: FSA 5.250% 08/01/23	5,500,000	6,204,660
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Refunding Senior Lien,
Series 2008 A, Insured: AGO 5.000% 07/01/16	1,000,000	1,084,160
Water & Sewer Total		24,280,150
Utilities Total		33,755,803
Total Municipal Bonds (cost of $324,501,828)		338,281,752
Investment Companies – 1.6%
	Shares
Columbia Massachusetts Municipal
Reserves, G-Trust Shares (7 day yield of 0.120%) (e)(f)	2,917,706	2,917,706
Dreyfus Massachusetts Municipal
Money Market Fund (7 day yield of 0.000%)	2,477,223	2,477,223
Total Investment Companies (cost of $5,394,929)		5,394,929

Short-Term Obligation – 0.1%
	Par ($)	Value ($)
Variable Rate Demand Note (c) – 0.1%
MA Health & Educational Facilities Authority
Harvard University,
Series 1999 R, 0.130% 11/01/49 (11/02/09) (d)	500,000	500,000
Variable Rate Demand Note Total		500,000
Total Short-Term Obligation (cost of $500,000)		500,000
Total Investments – 99.0% (cost of $330,396,757) (g)		344,176,681
Other Assets & Liabilities, Net – 1.0%		3,643,668
Net Assets – 100.0%		347,820,349

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2009.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  Investments in affiliates during the year ended October 31, 2009:

Security name: Columbia Massachusetts Municipal Reserves, G-Trust Shares (7 day yield of 0.120%)
Shares as of 10/31/08:	—
Shares purchased:	46,233,421
Shares sold:	(43,315,715)
Shares as of 10/31/09:	2,917,706
Net realized gain (loss):	$—
Dividend income earned:	$10,882
Value at end of period:	$2,917,706

(f)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(g)  Cost for federal income tax purposes is $330,350,514.

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2009

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$338,281,752	$—	$338,281,752
Total Investment Companies	5,394,929	—	—	5,394,929
Total Short-Term Obligation	—	500,000	—	500,000
Total Investments	$5,394,929	$338,781,752	$—	$344,176,681

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	39.8
Education	16.2
Refunded/Escrowed	11.3
Utilities	9.7
Health Care	8.1
Pool/Bond Bank	4.8
Transportation	4.8
Other	1.5
Housing	1.1
97.3
Investment Companies	1.6
Short-Term Obligation	0.1
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds – 94.8%
	Par ($)	Value ($)
Education – 4.6%
Education – 4.6%
NJ Educational Facilities Authority
Drew University, Series 2003 A, Insured: FGIC 5.250% 07/01/20	1,000,000	1,098,070
Georgian Court University, Series 2007 D, 5.250% 07/01/27	500,000	496,265
Kean University, Series 2009 A, 4.000% 09/01/15	500,000	516,625
Montclair State University, Series 2009, 5.000% 07/01/19	455,000	490,281
Rowan University, Series 2008 B, Insured: AGO 5.000% 07/01/23	750,000	810,157
Seton Hall University, Series 2001 A, Insured: AMBAC 5.250% 07/01/16	200,000	211,786
Education Total		3,623,184
Education Total		3,623,184
Health Care – 5.2%
Continuing Care Retirement – 1.2%
NJ Economic Development Authority
Lutheran Social Ministries, Series 2005, 5.100% 06/01/27	675,000	581,216
Marcus L. Ward Home, Series 2004, 5.750% 11/01/24	400,000	394,864
Continuing Care Retirement Total		976,080
Hospitals – 4.0%
NJ Health Care Facilities Financing Authority
Children's Specialized Hospital, Series 2005 A, 5.000% 07/01/18	575,000	557,267
Hackensack University Medical Center: Series 1998 A, Insured: NPFGC 5.000% 01/01/18	500,000	494,030
Series 2000: 5.700% 01/01/11	500,000	507,210
5.875% 01/01/15	500,000	506,305

	Par ($)	Value ($)
South Jersey Hospital, Series 2006, 5.000% 07/01/20	500,000	512,210
St. Joseph's Hospital & Medical Center, Series 2008, 6.000% 07/01/18	500,000	520,840
Hospitals Total		3,097,862
Health Care Total		4,073,942
Housing – 4.8%
Multi-Family – 4.1%
NJ Housing & Mortgage Finance Agency
Multi-Family Housing: Series 2000 B, Insured: FSA 6.050% 11/01/17	165,000	166,096
Series 2000 E-2, Insured: FSA 5.750% 11/01/25	135,000	135,935
NJ Middlesex County Improvement Authority
Student Housing Urban Renewal, Series 2004 A, 5.000% 08/15/18	500,000	522,910
NJ Housing & Mortgage Finance Agency
Series 2009 B,
4.700% 11/01/29	1,000,000	984,700
Series 2009 C,
2.550% 11/01/12	1,000,000	996,850
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008,
5.000% 12/01/13	400,000	433,344
Multi-Family Total		3,239,835
Single-Family – 0.7%
NJ Housing & Mortgage Finance Agency
Series 2008,
6.375% 10/01/28	495,000	546,282
Single-Family Total		546,282
Housing Total		3,786,117
Other – 16.1%
Pool/Bond Bank – 0.7%
NJ Environmental Infrastructure Trust
Series 1998,
Insured: FGIC 5.000% 04/01/12	500,000	506,525
Pool/Bond Bank Total		506,525

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Refunded/Escrowed (a) – 14.4%
NJ Atlantic County Improvement Authority
Series 1985,
Escrowed to Maturity, Insured: NPFGC 7.375% 07/01/10	65,000	67,683
NJ Bayonne Municipal Utilities Authority
Series 1997,
Escrowed to Maturity, Insured: NPFGC 5.000% 01/01/12	385,000	400,947
NJ Burlington County Bridge Commissioner
Series 2002,
Pre-refunded 08/15/12, 5.250% 08/15/18	1,130,000	1,260,549
NJ Delaware River & Bay Authority
Series 2000 A,
Pre-refunded 01/01/10, Insured: AMBAC 5.400% 01/01/14	250,000	254,630
NJ Economic Development Authority
School Facilities Construction, Series 2001 A, Pre-refunded 06/15/11, Insured: AMBAC 5.250% 06/15/18	200,000	214,870
NJ Educational Facilities Authority
Rowan University, Series 2000 B, Pre-refunded 07/01/10, Insured: FGIC 5.250% 07/01/19	250,000	258,182
Stevens Institute of Technology, Series 2002 C, Escrowed to Maturity, 5.000% 07/01/10	1,120,000	1,154,485
William Paterson University, Series 2000 A, Pre-refunded 07/01/10, Insured: FGIC 5.375% 07/01/21	500,000	516,505
NJ Environmental Infrastructure Trust
Series 2000 A,
Pre-refunded 09/01/10, 5.250% 09/01/20	500,000	525,495

	Par ($)	Value ($)
NJ Essex County Improvement Authority
Lease Revenue, Series 2000, Pre-refunded 10/01/10, Insured: FGIC 5.250% 10/01/11	500,000	521,995
NJ Highway Authority
Garden State Parkway: Series 1989, Escrowed to Maturity, 6.000% 01/01/19	1,000,000	1,207,220
Series 1999, Pre-refunded 01/01/10, Insured: FGIC 5.600% 01/01/17	300,000	305,694
NJ Monmouth County Improvement Authority
Series 2000,
Pre-refunded 12/01/10, Insured: AMBAC 5.000% 12/01/12	390,000	409,480
NJ Sports & Exposition Authority
Series 2000 C,
Escrowed to Maturity, 5.000% 03/01/11	305,000	322,720
NJ State
Certificates of Participation, Series 1998 A, Escrowed to Maturity, Insured: AMBAC 5.000% 06/15/14	500,000	570,785
NJ Tobacco Settlement Financing Corp.
Series 2002,
Pre-refunded 06/01/12,
5.375% 06/01/18	1,000,000	1,109,050
NJ Transportation Trust Fund Authority
Transportation Systems, Series 1999 A, Escrowed to Maturity, 5.750% 06/15/15	1,000,000	1,186,660
NJ Turnpike Authority
Series 2000 A,
Pre-refunded 01/01/10, Insured: NPFGC 5.750% 01/01/19	295,000	297,726

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ Vernon Township Board of Education
Series 1999,
Pre-refunded 12/01/09, Insured: FGIC 5.375% 12/01/19	300,000	301,323
NJ West Deptford Township
Series 2000,
Pre-refunded 09/01/10, Insured: FGIC 5.500% 09/01/20	400,000	417,240
Refunded/Escrowed Total		11,303,239
Tobacco – 1.0%
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A:
4.500% 06/01/23	385,000	344,729
4.625% 06/01/26	500,000	406,980
Tobacco Total		751,709
Other Total		12,561,473
Other Revenue – 0.5%
Hotels – 0.5%
NJ Middlesex County Improvement Authority
Heldrich Associates, Series 2005 A, 5.000% 01/01/20	815,000	408,535
Hotels Total		408,535
Other Revenue Total		408,535
Tax-Backed – 46.6%
Local Appropriated – 5.8%
NJ Bergen County Improvement Authority
Series 2005,
5.000% 11/15/23	1,000,000	1,154,910
Series 2009 A,
4.000% 08/15/13	750,000	815,520
NJ Camden County Improvement Authority
Series 2006,
Insured: AMBAC 4.000% 09/01/21	1,140,000	1,164,806
NJ East Orange Board of Education
Certificates of Participation, Series 1998, Insured: FSA (b) 02/01/18	1,000,000	698,870

	Par ($)	Value ($)
NJ Middlesex County
Certificates of Participation, Series 2001, Insured: NPFGC 5.500% 08/01/17	250,000	268,122
NJ Monmouth County Improvement Authority
Series 1995,
Insured: FSA 5.450% 07/15/13	305,000	306,031
Series 2000,
Insured: AMBAC 5.000% 12/01/12	110,000	113,186
Local Appropriated Total		4,521,445
Local General Obligations – 18.3%
NJ Atlantic City
Series 2008,
5.500% 02/15/18	500,000	561,605
NJ Atlantic County
Series 2009,
5.000% 02/01/18	500,000	566,350
NJ Board of Education
Tom Rivers School District, Series 2007, Insured: NPFGC 4.500% 01/15/20	500,000	536,430
NJ Cherry Hill Township
Series 1999 B,
5.250% 07/15/11	500,000	538,250
NJ Cumberland County Improvement Authority
Series 2009 A,
4.000% 04/15/19	750,000	778,988
NJ Essex County Improvement Authority
Series 2004,
Insured: NPFGC 5.500% 10/01/26	750,000	846,728
NJ Flemington Raritan Regional School District
Series 2000,
Insured: FGIC 5.700% 02/01/15	400,000	459,860
NJ Freehold Regional High School District
Series 2001,
Insured: FGIC 5.000% 03/01/20	1,205,000	1,375,965

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ Greenwich Township Board of Education
Series 1998,
Insured: FSA: 5.000% 01/15/13	165,000	165,563
5.000% 01/15/14	250,000	250,853
NJ Manalapan Englishtown Regional Board of Education
Series 2004,
Insured: FGIC 5.750% 12/01/20	1,325,000	1,599,248
NJ Mercer County Improvement Authority
Series 1998 B,
Insured: FGIC 5.000% 02/15/14	250,000	250,790
NJ Middlesex County
Certificates of Participation, Series 2001, Insured: NPFGC 5.000% 08/01/12	500,000	531,900
NJ Newark Housing Authority
Series 2009,
Insured: AGO 4.500% 12/01/18	600,000	622,230
NJ Passaic County
Series 2003,
Insured: FSA 5.200% 09/01/16	1,500,000	1,735,440
NJ Summit
Series 2001,
5.250% 06/01/16	1,205,000	1,397,908
NJ Washington Township Board of Education Mercer County
Series 2005,
Insured: FSA: 5.250% 01/01/26	1,330,000	1,536,828
5.250% 01/01/28	500,000	577,320
Local General Obligations Total		14,332,256
Special Non-Property Tax – 6.0%
IL Dedicated Tax Capital Appreciation
Series 1990,
Insured: AMBAC (b) 12/15/17	3,000,000	2,187,570
NJ Economic Development Authority
Series 2004 A,
5.500% 06/15/24	750,000	715,875

	Par ($)	Value ($)
Series 2004,
Insured: NPFGC: (b) 07/01/21	1,255,000	735,656
5.250% 07/01/17	1,000,000	1,055,320
Special Non-Property Tax Total		4,694,421
Special Property Tax – 0.4%
NJ Economic Development Authority
Series 2007,
5.125% 06/15/27	400,000	351,140
Special Property Tax Total		351,140
State Appropriated – 16.1%
NJ Economic Development Authority
Series 2001 C,
Insured: AMBAC 5.500% 06/15/12	500,000	549,160
Series 2005 A,
Insured: FSA 5.000% 03/01/19	2,000,000	2,156,060
Series 2009,
5.250% 12/15/20	1,000,000	1,105,140
NJ Educational Facilities Authority
Series 2001 A,
5.000% 03/01/15	1,855,000	1,945,209
NJ Health Care Facilities Financing Authority
Series 2005,
Insured: AMBAC 5.000% 09/15/13	970,000	1,043,089
NJ Sports & Exposition Authority
Series 2000 C,
5.000% 03/01/11	195,000	204,783
NJ State
Certificates of Participation: Series 2008 A, 5.000% 06/15/21	250,000	263,003
Series 2009 A, 5.000% 06/15/17	1,000,000	1,087,510
NJ Transit Corp.
Certificates of Participation, Series 2002 A, Insured: AMBAC 5.500% 09/15/15	1,000,000	1,112,520
NJ Transportation Trust Fund Authority
Series 1999 A,
5.625% 06/15/12	400,000	439,524
Series 2003 A,
Insured: AMBAC 5.500% 12/15/15	1,000,000	1,133,930

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2005 B,
Insured: AMBAC 5.250% 12/15/23	1,000,000	1,100,860
Series 2006 C,
Insured: AMBAC (b) 12/15/24	1,000,000	422,890
State Appropriated Total		12,563,678
Tax-Backed Total		36,462,940
Transportation – 5.7%
Ports – 1.3%
NY Port Authority of New York & New Jersey
Series 2009,
4.750% 09/01/26	1,000,000	1,046,790
Ports Total		1,046,790
Toll Facilities – 4.4%
NJ Turnpike Authority
Series 2004 B,
Insured: AMBAC (c) 01/01/35 (5.150% 01/01/15)	500,000	386,025
Series 2009 G,
5.000% 01/01/18	800,000	878,032
Series 2009 H,
5.000% 01/01/20 (d)	1,000,000	1,068,160
PA Delaware River Joint Toll Bridge Commission
Series 2003,
5.250% 07/01/11	1,000,000	1,064,490
Toll Facilities Total		3,396,707
Transportation Total		4,443,497
Utilities – 11.3%
Municipal Electric – 1.0%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN,
Insured: NPFGC 5.250% 07/01/19	750,000	789,150
Municipal Electric Total		789,150
Water & Sewer – 10.3%
NJ Bergen County Improvement Authority
Series 2008,
5.000% 12/15/26	500,000	546,445

	Par ($)	Value ($)
NJ Cape May County Municipal Utilities Sewer Authority
Series 2002 A,
Insured: FSA 5.750% 01/01/16	1,000,000	1,172,840
NJ Essex County Utilities Authority
Series 2009,
Insured: AGO 5.000% 04/01/20	1,000,000	1,087,880
NJ Jersey City Municipal Utilities Authority
Series 2007,
Insured: FGIC 5.250% 01/01/19	1,000,000	1,000,650
NJ North Hudson Sewerage Authority
Sewer Revenue,
Series 2006 A, Insured: NPFGC 5.125% 08/01/17	600,000	617,070
NJ Ocean County Utilities Authority
Wastewater Revenue:
Series 2001, 5.250% 01/01/18	1,000,000	1,065,770
Series 2006, Insured: NPFGC 4.000% 01/01/15	990,000	1,070,052
NJ Rahway Valley Sewerage Authority
Series 2005 A,
Insured: NPFGC (b) 09/01/25	1,000,000	426,570
NJ Southeast Morris County Municipal Utilities Authority
Series 2001,
Insured: NPFGC 5.000% 01/01/10	1,055,000	1,063,060
Water & Sewer Total		8,050,337
Utilities Total		8,839,487
Total Municipal Bonds (cost of $72,060,396)		74,199,175

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2009

Investment Companies – 5.6%
	Shares	Value ($)
Columbia Tax-Exempt Reserves,
Capital Class (7 day yield of 0.170%) (e)(f)	2,087,016	2,087,016
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 0.110%)	2,332,152	2,332,152
Total Investment Companies (cost of $4,419,168)		4,419,168
Total Investments – 100.4% (cost of $76,479,564) (g)		78,618,343
Other Assets & Liabilities, Net – (0.4)%		(333,083)
Net Assets – 100.0%		78,285,260

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  Security purchased on a delayed delivery basis.

(e)  Investments in affiliates during the year ended October 31, 2009:

Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.170%)
Shares as of 10/31/08:	—
Shares purchased:	20,402,921
Shares sold:	(18,315,905)
Shares as of 10/31/09:	2,087,016
Net realized gain (loss):	$—
Dividend income earned:	$9,314
Value at end of period:	$2,087,016

(f)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(g)  Cost for federal income tax purposes is $76,464,769.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$74,199,175	$—	$74,199,175
Total Investment Companies	4,419,168	—	—	4,419,168
Total Investments	$4,419,168	$74,199,175	$—	$78,618,343

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	46.6
Refunded/Escrowed	14.4
Utilities	11.3
Transportation	5.7
Health Care	5.2
Housing	4.8
Education	4.6
Tobacco	1.0
Pool/Bond Bank	0.7
Other Revenue	0.5
94.8
Investment Companies	5.6
Other Assets & Liabilities, Net	(0.4)
100.0

Acronym	Name
AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New York Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds – 97.6%
	Par ($)	Value ($)
Education – 9.6%
Education – 9.6%
NY Dormitory Authority
Barnard College,
Series 2007 A, Insured: FGIC 5.000% 07/01/18	1,745,000	1,923,356
Cornell University:
Series 2006 A, 5.000% 07/01/21	2,350,000	2,568,174
Series 2009 A, 5.000% 07/01/25	1,000,000	1,097,570
Mount Sinai School of Medicine,
Series 1995 B, Insured: NPFGC 5.700% 07/01/11	370,000	379,239
New York University:
Series 1998 A, Insured: NPFGC: 5.750% 07/01/20	2,000,000	2,357,640
6.000% 07/01/17	2,475,000	2,907,927
Series 2001 1, Insured: AMBAC 5.500% 07/01/15	1,205,000	1,375,773
Series 2001 2, Insured: AMBAC 5.500% 07/01/21	900,000	946,494
Series 2001 A,
Insured: AMBAC 5.750% 07/01/12	5,000,000	5,573,400
St. John's University,
Series 2007 C, Insured: NPFGC 5.250% 07/01/22	2,000,000	2,192,200
Teachers College,
Series 2009, 5.000% 03/01/24	1,000,000	1,062,790
NY Oneida County Industrial Development Agency
Hamilton College,
Series 2007 A, Insured: NPFGC: (a) 07/01/18	1,000,000	721,560
(a) 07/01/20	1,000,000	645,700
NY St. Lawrence County Industrial Development Agency
Series 2009 A,
5.000% 10/01/16	3,000,000	3,291,720

	Par ($)	Value ($)
NY Troy Industrial Development Authority
Rensselaer Polytechnic Institute,
Series 2002 E, 4.050% 04/01/37 (09/01/11) (b)(c)	3,750,000	3,841,763
Education Total		30,885,306
Education Total		30,885,306
Health Care – 10.6%
Continuing Care Retirement – 0.2%
NY Nassau County Industrial Development Agency
Amsterdam Harborside,
Series 2007 A, 5.875% 01/01/18	250,000	233,450
NY Suffolk County Industrial Development Agency
Active Retirement Community,
Series 2006, 5.000% 11/01/28	335,000	295,936
Continuing Care Retirement Total		529,386
Hospitals – 8.6%
NY Albany Industrial Development Agency
St. Peter's Hospital:
Series 2008 A: 5.250% 11/15/27	1,000,000	987,350
5.750% 11/15/22	500,000	519,205
Series 2008 E, 5.250% 11/15/22	500,000	502,920
NY Dormitory Authority
Kaleida Health,
Series 2006, Insured: FHA 4.600% 08/15/27	1,840,000	1,766,382
Long Island Jewish Medical Center:
Series 2003, 5.000% 05/01/11	820,000	861,697
Series 2009, 5.250% 05/01/30	4,000,000	4,038,720
Mount Sinai School of Medicine,
Series 2009, 5.500% 07/01/27 (d)	4,000,000	4,109,880
New York Hospital Medical Center Queens,
Series 2007, Insured: FHA 4.650% 08/15/27	1,000,000	925,480
New York Methodist Hospital,
Series 2004, 5.250% 07/01/24	1,000,000	902,110

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
New York University Hospital Center:
Series 2006, 5.000% 07/01/20	3,000,000	2,992,440
Series 2007 A 5.000% 07/01/12	1,000,000	1,034,370
North Shore Long Island Jewish Health,
Series 2006 A, 5.000% 11/01/19	1,000,000	1,023,110
Orange Regional Medical Center,
Series 2008, 6.125% 12/01/29	1,350,000	1,227,609
Presbyterian Hospital,
Series 2007, Insured: FSA 5.250% 08/15/23	250,000	260,390
United Health Services Hospitals,
Series 2009 Insured: FHA 4.500% 08/01/18	1,000,000	1,028,590
White Plains Hospital,
Series 2004, Insured: FHA 4.625% 02/15/18	605,000	629,605
NY Madison County Industrial Development Agency
Oneida Health Systems, Inc.,
Series 2007, 5.250% 02/01/27	675,000	604,280
NY Monroe County Industrial Development Agency
Series 2005,
5.000% 08/01/22	700,000	687,652
NY New York City Health & Hospital Corp.
Series 2003 A,
Insured: AMBAC 5.000% 02/15/11	2,000,000	2,086,140
NY Saratoga County Industrial Development Agency
Saratoga Hospital:
Series 2004 A, 5.000% 12/01/13	485,000	496,048
Series 2007 B: 5.000% 12/01/22	500,000	488,715
5.125% 12/01/27	500,000	475,365
Hospitals Total		27,648,058

	Par ($)	Value ($)
Nursing Homes – 1.8%
NY Amherst Industrial Development Agency
Beechwood Health Care Center, Inc.,
Series 2007, 4.875% 01/01/13	500,000	463,510
NY Dormitory Authority
AIDS Long-Term Health Care Facility,
Series 2005, Insured: SONYMA 5.000% 11/01/12	500,000	518,005
Gurwin Nursing Home,
Series 2005 A, Insured: FHA 4.400% 02/15/20	770,000	773,604
NY Rensselaer Municipal Leasing Corp.
Series 2009 A,
5.000% 06/01/19	4,000,000	4,045,520
Nursing Homes Total		5,800,639
Health Care Total		33,978,083
Housing – 1.6%
Multi-Family – 1.2%
NY Dormitory Authority
Gateway-Longview, Inc.,
Series 2008 A-1, Insured: SONYMA 5.000% 06/01/33	1,700,000	1,741,174
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008,
5.000% 12/01/13	2,000,000	2,166,720
Multi-Family Total		3,907,894
Single-Family – 0.4%
NY Mortgage Agency
Series 2000 96,
5.200% 10/01/14	345,000	346,697
Series 2005 128,
4.350% 10/01/16	1,000,000	1,032,970
Single-Family Total		1,379,667
Housing Total		5,287,561
Other – 18.7%
Other – 0.4%
NY New York City Industrial Development Agency
United Jewish Appeal,
Series 2004 A, 5.000% 07/01/27	625,000	649,725

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind,
Series 2004, 5.375% 08/01/24	500,000	499,200
Other Total		1,148,925
Pool/Bond Bank – 6.9%
NY Dormitory Authority
Series 2008 A,
Insured: FSA 5.000% 10/01/23	3,000,000	3,204,060
Series 2009 C
Insured: AGO 5.000% 10/01/22	3,000,000	3,234,630
NY Environmental Facilities Corp.
Series 1994 2,
5.750% 06/15/12	185,000	206,939
Series 2002 K,
5.000% 06/15/12	6,000,000	6,620,220
Series 2008 B,
5.000% 06/15/21	3,000,000	3,296,790
Series 2009 A,
5.000% 06/15/17	2,000,000	2,260,000
NY Municipal Bond Bank Agency
Series 2003 C,
5.250% 12/01/21	3,330,000	3,458,971
Pool/Bond Bank Total		22,281,610
Refunded/Escrowed (e) – 11.4%
NY Dormitory Authority
City University Systems Consolidated 4th Generation,
Series 2001 A, Pre-refunded 07/01/11, Insured: FGIC 5.500% 07/01/16	2,280,000	2,466,869
Columbia University,
Series 2002 B, Pre-refunded 07/01/12 5.375% 07/01/15	1,000,000	1,117,200
Memorial Sloan-Kettering Cancer Center,
Series 2003, Escrowed to Maturity, Insured: NPFGC (a) 07/01/25	3,750,000	1,949,137
University Dormitory Facilities,
Series 2002, Pre-refunded 07/01/12, 5.375% 07/01/19	1,130,000	1,261,476

	Par ($)	Value ($)
NY Environmental Facilities Corp.
New York City Municipal Water,
Series 1994 A, Escrowed to Maturity, 5.750% 06/15/12	1,815,000	2,040,339
NY Long Island Power Authority
Electric Systems,
Series 1998 A, Escrowed to Maturity, Insured: FSA 5.500% 12/01/13	2,000,000	2,319,000
Series 1998 A,
Escrowed to Maturity, Insured: FSA 5.250% 12/01/14	5,000,000	5,729,400
Series 2003 C,
Pre-refunded 09/01/13, 5.500% 09/01/21	1,000,000	1,152,590
NY Metropolitan Transportation Authority
Series 1997 8,
Pre-refunded 07/01/13, Insured: FSA 5.375% 07/01/21	5,000,000	5,706,450
Series 1998 A,
Pre-refunded 10/01/15, Insured: FGIC 5.000% 04/01/23	2,000,000	2,308,580
NY New York City
Series 2003 J,
Pre-refunded 06/01/13, 5.500% 06/01/16	1,085,000	1,240,459
NY Thruway Authority
Second General Highway & Bridge,
Series 2003 A, Pre-refunded 04/01/13, Insured: NPFGC 5.250% 04/01/17	1,750,000	1,982,330
NY Triborough Bridge & Tunnel Authority
Series 1991 X,
Escrowed to Maturity, 6.625% 01/01/12	300,000	327,162
Series 1992 Y,
Escrowed to Maturity: 5.500% 01/01/17	2,000,000	2,306,560
6.000% 01/01/12	585,000	619,737
Series 1999 B,
Pre-refunded 01/01/22, 5.500% 01/01/30	2,000,000	2,440,220

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
PA Elizabeth Forward School District
Series 1994 B,
Escrowed to Maturity, Insured: NPFGC (a) 09/01/20	2,210,000	1,452,191
Refunded/Escrowed Total		36,419,700
Other Total		59,850,235
Other Revenue – 2.6%
Recreation – 2.6%
NY Cultural Resources
Museum of Modern Art,
Series 2008-1A, 5.000% 04/01/26	4,850,000	5,233,344
NY Industrial Development Agency
Series 2006,
Insured: NPFGC 5.000% 03/01/15	1,150,000	1,223,968
YMCA of Greater New York,
Series 2006, 5.000% 08/01/26	1,000,000	993,200
NY Seneca Nation Indians Capital Improvements Authority
Series 2007 A,
5.250% 12/01/16 (f)	1,000,000	908,270
Recreation Total		8,358,782
Other Revenue Total		8,358,782
Resource Recovery – 1.2%
Disposal – 1.2%
NY Babylon Industrial Development Agency
Covanta Babylon, Inc.,
Series 2009 A, 5.000% 01/01/18	3,500,000	3,724,105
Disposal Total		3,724,105
Resource Recovery Total		3,724,105
Tax-Backed – 37.9%
Local Appropriated – 1.2%
NY Dormitory Authority
Court Facilities,
Series 2001 2-2, 5.000% 01/15/21	2,500,000	2,645,850

	Par ($)	Value ($)
NY Erie County Industrial Development Agency
City School District of Buffalo,
Series 2008 A, Insured: FSA 5.000% 05/01/18	1,000,000	1,097,690
Local Appropriated Total		3,743,540
Local General Obligations – 11.5%
NY Albany County
Series 2006,
Insured: SYNC 4.125% 09/15/20	1,000,000	1,042,270
NY City of Yonkers
Series 2005 B,
Insured: NPFGC: 5.000% 08/01/21	2,425,000	2,450,050
5.000% 08/01/22	2,545,000	2,551,744
NY Monroe County Public Improvement
Series 1996,
Insured: NPFGC 6.000% 03/01/16	1,210,000	1,379,763
NY Monroe County
Series 2009 A,
Insured: AGO 5.000% 06/01/14	3,000,000	3,263,940
NY New York City
Series 2003 J,
5.500% 06/01/16	165,000	180,325
Series 2004 B,
5.250% 08/01/15	2,000,000	2,196,280
Series 2004 G,
5.000% 12/01/19	2,430,000	2,557,211
Series 2005 G,
5.250% 08/01/16	500,000	558,945
Series 2007 C:
4.250% 01/01/27	800,000	779,952
5.000% 01/01/15	4,000,000	4,386,320
Series 2007 D,
5.000% 02/01/24	2,000,000	2,088,840
Series 2007 D-1,
5.000% 12/01/21	2,000,000	2,124,600
Series 2008 I-1,
5.000% 02/01/23	2,000,000	2,104,780
NY Red Hook Central School District
Series 2002,
Insured: FSA 5.125% 06/15/17	890,000	966,914

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Rensselaer County
Series 1998 A,
Insured: AMBAC 5.250% 06/01/11	545,000	584,556
NY Sachem Central School District of Holbrook
Series 2006,
Insured: NPFGC 4.250% 10/15/24	1,000,000	1,008,620
NY Somers Central School District
Series 2006,
Insured: NPFGC: 4.000% 12/01/21	500,000	509,350
4.000% 12/01/22	500,000	504,940
NY Three Village Central School District
Series 2005,
Insured: NPFGC 5.000% 06/01/18	1,000,000	1,139,010
NY Town of Babylon
Series 2004,
Insured: AMBAC 5.000% 01/01/13	2,565,000	2,805,084
NY Town of Oyster Bay
Series 2009 A:
5.000% 02/15/15	1,000,000	1,139,010
5.000% 02/15/16	500,000	572,150
Local General Obligations Total		36,894,654
Special Non-Property Tax – 14.6%
NY Dormitory Authority
Series 2005 B,
Insured: AMBAC 5.500% 03/15/26	1,000,000	1,165,730
NY Environmental Facilities Corp.
Series 2004 A,
Insured: NPFGC 5.000% 12/15/21	2,685,000	2,892,631
NY Housing Finance Agency
Series 2008 A,
5.000% 09/15/19	1,400,000	1,532,202
NY Local Government Assistance Corp.
Series 1993 E,
6.000% 04/01/14	3,540,000	3,961,649
Series 2003 A-1,
Insured: FSA 5.000% 04/01/12	5,000,000	5,473,700

	Par ($)	Value ($)
NY Metropolitan Transportation Authority
Series 2004 A,
Insured: FGIC 5.250% 11/15/18	800,000	901,488
NY Nassau County Interim Finance Authority
Series 2004 I-1H,
Insured: AMBAC 5.250% 11/15/15	5,000,000	5,677,900
NY New York City Transitional Finance Authority
Series 2009 A,
5.000% 05/01/27	5,000,000	5,347,150
NY Sales Tax Asset Receivables Corp.
Series 2004 A,
Insured: NPFGC 5.000% 10/15/22	4,000,000	4,346,440
NY Thruway Authority
Series 2007,
5.000% 03/15/22	1,000,000	1,087,350
NY Transitional Finance Authority
Series 2003 B,
5.250% 08/01/17	2,000,000	2,232,360
Series 2005 A-1,
5.000% 11/01/19	3,000,000	3,229,080
Series 2006,
5.000% 07/15/11	3,000,000	3,198,810
Series 2007,
Insured: FGIC 5.000% 01/15/21	4,300,000	4,579,758
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2006 BB,
Insured: FSA 5.250% 07/01/22	1,000,000	1,070,760
Special Non-Property Tax Total		46,697,008
Special Property Tax – 0.3%
NY Industrial Development Agency
Series 2006,
Insured: AMBAC 5.000% 01/01/19	850,000	874,693
Special Property Tax Total		874,693
State Appropriated – 8.9%
NY Dormitory Authority
4201 Schools Program,
Series 2000, 6.250% 07/01/20	1,685,000	1,757,623

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
City University,
Series 2002 B, Insured: AMBAC 5.250% 11/15/26 (05/15/12) (b)(c)	1,500,000	1,623,750
Consolidated 2nd Generation,
Series 2000 A, Insured: AMBAC 6.125% 07/01/13	2,000,000	2,086,600
Series 1993 A:
5.250% 05/15/15	2,000,000	2,204,260
5.500% 05/15/19	2,500,000	2,794,225
Series 2005 A,
Insured: FGIC 5.500% 05/15/21	1,000,000	1,129,070
Series 2009 A,
5.000% 07/01/24	3,000,000	3,169,410
Series 2009,
5.500% 02/15/18	1,000,000	1,120,940
State University,
Series 2000 C, Insured: FSA 5.750% 05/15/17	1,250,000	1,453,513
NY Thruway Authority
Local Highway & Bridge,
Series 2001, 5.250% 04/01/11	2,000,000	2,117,740
NY Urban Development Corp.
Series 2002 A,
5.000% 01/01/17	2,000,000	2,084,860
Series 2008 B,
5.000% 01/01/26	3,125,000	3,238,219
Series 2008,
5.000% 01/01/22	2,000,000	2,115,140
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
LOC: Government Development Bank for Puerto Rico
5.750% 08/01/27 (02/01/12) (b)(c)	1,675,000	1,727,327
State Appropriated Total		28,622,677
State General Obligations – 1.4%
NY State
Series 2009 A,
(a) 02/15/19	3,000,000	2,104,560

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007,
6.250% 07/01/23	2,250,000	2,437,537
State General Obligations Total		4,542,097
Tax-Backed Total		121,374,669
Transportation – 7.8%
Ports – 0.5%
NY Port Authority of New York & New Jersey
Series 2004,
Insured: SYNC 5.000% 09/15/28	1,500,000	1,559,325
Ports Total		1,559,325
Toll Facilities – 3.4%
NY Thruway Authority
Second General Highway & Bridge Trust Fund,
Series 2005 A, Insured: NPFGC 5.000% 04/01/22	500,000	524,875
Series 2005 B,
Insured: AMBAC 5.000% 04/01/19	2,500,000	2,674,700
Series 2008 A,
5.000% 04/01/21	1,000,000	1,080,730
NY Triborough Bridge & Tunnel Authority
Series 2002,
5.250% 11/15/13	2,015,000	2,282,532
Series 2006 A,
5.000% 11/15/19	2,000,000	2,190,080
Series 2008 A,
5.000% 11/15/21	2,000,000	2,199,500
Toll Facilities Total		10,952,417
Transportation – 3.9%
NY Metropolitan Transportation Authority
Series 2005 B,
Insured: AMBAC 5.250% 11/15/24	750,000	821,318
Series 2005 C,
5.000% 11/15/16	750,000	824,872
Series 2006 A,
Insured: CIFG 5.000% 11/15/22	2,280,000	2,379,978
Series 2006 B,
5.000% 11/15/16	1,500,000	1,649,745

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2007 B,
5.000% 11/15/22	1,500,000	1,575,720
Series 2008 C,
6.250% 11/15/23	3,570,000	4,062,517
Series 2008,
5.000% 11/15/30 (b)	1,000,000	1,093,650
Transportation Total		12,407,800
Transportation Total		24,919,542
Utilities – 7.6%
Investor Owned – 0.8%
NY Energy Research & Development Authority
Rochester Gas & Electric,
Series 2004 A, Insured: NPFGC 4.750% 05/15/32 (07/01/16) (b)(c)	2,650,000	2,692,241
Investor Owned Total		2,692,241
Municipal Electric – 3.2%
NY Long Island Power Authority
Series 2009 A:
5.250% 04/01/21	1,000,000	1,081,200
5.500% 04/01/22	5,000,000	5,454,450
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB,
Insured: NPFGC: 6.000% 07/01/11	2,500,000	2,646,950
6.000% 07/01/12	1,000,000	1,085,750
Municipal Electric Total		10,268,350
Water & Sewer – 3.6%
NY Municipal Water Finance Authority
Series 2002,
Insured: FSA 5.375% 06/15/16	5,000,000	5,497,900
NY Onondaga County Water Authority
Series 2005 A,
Insured: AMBAC: 5.000% 09/15/22	895,000	941,907
5.000% 09/15/23	940,000	992,217
NY Rensselaer County Water Service & Sewer Authority
Series 2008:
5.100% 09/01/28	1,155,000	1,192,237
5.100% 09/01/28	1,060,000	1,088,758

	Par ($)	Value ($)
NY Western Nassau County Water Authority
Series 2005,
Insured: AMBAC 5.000% 05/01/22	1,765,000	1,839,006
Water & Sewer Total		11,552,025
Utilities Total		24,512,616
Total Municipal Bonds (cost of $301,663,835)		312,890,899
Investment Companies – 1.2%
	Shares
Columbia New York Tax-Exempt
Reserves, Capital Class (7 day yield of 0.130%) (g)(h)	2,168,911	2,168,911
Dreyfus Cash Management
Plus Fund, Inc. (7 day yield of 0.110%)	1,638,392	1,638,392
Total Investment Companies (cost of $3,807,303)		3,807,303
Total Investments – 98.8% (cost of $305,471,138) (i)		316,698,202
Other Assets & Liabilities, Net – 1.2%		3,894,668
Net Assets – 100.0%		320,592,870

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2009.

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  Security purchased on a delayed delivery basis.

(e)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, this security, which is not illiquid, amounted to $908,270, which represents 0.3% of net assets.

(g)  Investments in affiliates during the year ended October 31, 2009:

  Security name: Columbia New York Tax-Exempt Reserves, Capital Class (7 day yield of 0.130%)

Shares as of 10/31/08:	—
Shares purchased:	60,188,086
Shares sold:	(58,019,175)
Shares as of 10/31/09:	2,168,911
Net realized gain/loss:	$—
Dividend income earned:	$18,366
Value at end of period:	$2,168,911

(h)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(i)  Cost for federal income tax purposes is $305,405,572.

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2009

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$312,890,899	$—	$312,890,899
Total Investment Companies	3,807,303	—	—	3,807,303
Total Investments	$3,807,303	$312,890,899	$—	$316,698,202

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	37.9
Refunded/Escrowed	11.4
Health Care	10.6
Education	9.6
Transportation	7.8
Utilities	7.6
Pool/Bond Bank	6.9
Other Revenue	2.6
Housing	1.6
Resource Recovery	1.2
Other	0.4
97.6
Investment Companies	1.2
Other Assets & Liabilities, Net	1.2
100.0

Acronym	Name
AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

SONYMA	State of New York Mortgage Agency

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds – 97.2%
	Par ($)	Value ($)
Education – 21.1%
Education – 19.7%
PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities
Universidad Interamericana de Puerto Rico, Inc.,
Series 1998 A, Insured: NPFGC 5.500% 10/01/14	350,000	356,269
RI Economic Development Corp.
Higher Education Facility, University of Rhode Island,
Series 1999, Insured: FSA 5.000% 11/01/19	750,000	758,175
RI Health & Educational Building Corp.
Higher Education Facility:
Brown University, Series 2007, 5.000% 09/01/18	1,000,000	1,134,440
Johnson & Wales: Series 1999, Insured: NPFGC: 5.500% 04/01/15	1,000,000	1,081,660
5.500% 04/01/17	1,000,000	1,074,520
5.500% 04/01/18	1,420,000	1,517,824
Series 2003, Insured: SYNC 5.250% 04/01/16	1,485,000	1,514,596
New England Institute, Series 2007, Insured: AMBAC 4.500% 03/01/26	500,000	466,455
Providence College, Series 2003 A, Insured: SYNC 5.000% 11/01/24	2,500,000	2,547,150
Rhode Island School of Design: Series 2003 A, Insured: AMBAC 5.000% 09/15/13	1,040,000	1,145,778
Series 2004 A, Insured: AMBAC 5.250% 09/15/20	1,020,000	1,094,246
Series 2004 D, Insured: SYNC: 5.500% 08/15/16	1,340,000	1,452,841
5.500% 08/15/17	1,345,000	1,446,238

	Par ($)	Value ($)
Series 2008 A, 6.500% 09/15/28	3,000,000	3,351,060
Roger Williams College, Series 1998, Insured: AMBAC 5.125% 11/15/14	1,000,000	1,012,790
Series 2009 A
Insured: AGO 4.750% 09/15/24	1,000,000	1,022,110
Education Total		20,976,152
Prep School – 1.4%
RI Health & Educational Building Corp.
Educational Institution Revenue,
Times2 Academy, Series 2004, LOC: Citizens Bank 5.000% 12/15/24	1,500,000	1,504,620
Prep School Total		1,504,620
Education Total		22,480,772
Health Care – 3.0%
Hospitals – 3.0%
RI Health & Educational Building Corp.
Rhode Island Hospital:
Series 2002, 6.375% 08/15/21	205,000	211,271
Series 2006, Insured: FSA 5.000% 05/15/26	2,000,000	2,027,780
Series 2009, Insured: AGO: 6.125% 05/15/27	400,000	437,620
6.250% 05/15/30	500,000	544,185
Hospitals Total		3,220,856
Health Care Total		3,220,856
Housing – 3.8%
Assisted Living/Senior – 0.4%
RI Health & Educational Building Corp.
The Frassati Residence,
Series 1999 A, Pre-Refunded 11/15/09, LOC: Allied Irish Bank PLC 6.125% 11/15/18	450,000	455,180
Assisted Living/Senior Total		455,180

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Multi-Family – 1.0%
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008,
5.000% 12/01/13	800,000	866,688
RI Housing & Mortgage Finance Corp.
Multi-Family Housing:
Series 1995 A, Insured: AMBAC 6.150% 07/01/17	70,000	70,119
Series 1997 A, Insured: AMBAC 5.600% 07/01/10	75,000	75,251
Multi-Family Total		1,012,058
Single-Family – 2.4%
RI Housing & Mortgage Finance Corp.
Series 2003,
4.450% 04/01/17	2,000,000	2,008,800
RI Providence Housing Authority
Series 2008,
5.000% 09/01/24	565,000	596,894
Single-Family Total		2,605,694
Housing Total		4,072,932
Other – 23.2%
Other – 1.5%
RI Providence Housing Authority
Series 2008:
5.000% 09/01/25	590,000	620,296
5.000% 09/01/26	310,000	325,246
5.000% 09/01/27	690,000	720,705
Other Total		1,666,247
Pool/Bond Bank – 5.3%
RI Clean Water Finance Agency
Water Pollution Control Revenue, Revolving Fund,
Pooled Loan Association: Series 1999 A, Insured: AMBAC: 5.250% 10/01/16	500,000	500,920
Series 2004 A, 4.750% 10/01/23	1,000,000	1,054,030
Series 2006 A, 4.500% 10/01/22	1,000,000	1,058,750

	Par ($)	Value ($)
Series 2007 A, 4.750% 10/01/21	1,000,000	1,097,240
Series 2009 A
5.000% 10/01/25	720,000	792,266
Safe Drinking Water Revolving,
Series 2004 A, 5.000% 10/01/18	1,000,000	1,109,600
Pool/Bond Bank Total		5,612,806
Refunded/Escrowed (a) – 15.3%
RI & Providence Plantations
Series 2001 C,
Economically Defeased to Maturity, 5.000% 09/01/11	2,000,000	2,156,180
RI Depositors Economic Protection Corp.
Special Obligation:
Series 1993 A: Escrowed to Maturity: Insured: FSA: 5.750% 08/01/14	1,000,000	1,142,670
5.750% 08/01/21	2,165,000	2,621,274
Insured: NPFGC 5.875% 08/01/11	2,500,000	2,688,650
Pre-refunded 08/01/13, Insured: FSA 5.750% 08/01/14	2,105,000	2,427,128
Series 1993 B: Escrowed to Maturity, Insured: NPFGC 5.800% 08/01/12	1,000,000	1,125,830
Pre-refunded 02/01/11, Insured: NPFGC 5.250% 08/01/21	250,000	264,278
RI Health & Educational Building Corp.
Higher Education Facility,
University of Rhode Island, Series 2000 B, Pre-refunded 09/15/10: Insured: AMBAC 5.700% 09/15/30	2,250,000	2,373,682
Hospital Financing Lifespan,
Series 2002, Pre-refunded 08/15/12, 6.375% 08/15/21	1,295,000	1,465,034
Refunded/Escrowed Total		16,264,726

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Tobacco – 1.1%
RI Tobacco Settlement Financing Corp.
Rhode Island Revenue, Asset Backed,
Series 2002 A, 6.000% 06/01/23	1,150,000	1,158,395
Tobacco Total		1,158,395
Other Total		24,702,174
Tax-Backed – 32.2%
Local Appropriated – 8.6%
RI Health & Educational Building Corp.
Series 2006 A,
Insured: FSA 5.000% 05/15/23	2,000,000	2,095,200
Series 2007 A,
Insured: FSA 5.000% 05/15/22	2,000,000	2,118,120
Series 2007 C,
Insured: FSA 5.000% 05/15/21	1,500,000	1,598,205
RI Providence Public Building Authority
School & Public Facilities Project:
Series 1998 A, Insured: FSA 5.250% 12/15/14	1,000,000	1,023,260
Series 1999 A, Insured: AMBAC 5.125% 12/15/14	500,000	511,045
RI Smithfield
Lease Participation Certificates,
Wastewater Treatment Facility Loan, Series 2003 A, Insured: NPFGC: 5.000% 11/15/11	810,000	866,198
5.000% 11/15/12	855,000	933,130
Local Appropriated Total		9,145,158
Local General Obligations – 13.7%
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1997 A,
Insured: FSA 5.500% 07/01/17	75,000	75,088
RI City of Cranston
Series 2005,
Insured: AMBAC 5.000% 07/15/15	2,280,000	2,535,588

	Par ($)	Value ($)
Series 2008,
Insured: FSA: 4.750% 07/01/26	900,000	928,998
4.750% 07/01/27	945,000	971,318
4.750% 07/01/28	990,000	1,012,542
RI Coventry
Series 2002,
Insured: AMBAC: 5.000% 06/15/21	750,000	784,470
5.000% 06/15/22	750,000	782,355
RI Health & Educational Building Corp.
Series 2009 A,
5.000% 05/15/25	1,515,000	1,573,918
RI Johnston
Series 2004,
Insured: SYNC 5.250% 06/01/19	525,000	535,484
Series 2005,
Insured: FSA: 4.750% 06/01/21	390,000	404,855
4.750% 06/01/22	405,000	418,665
4.750% 06/01/23	425,000	438,439
4.750% 06/01/24	445,000	458,177
4.750% 06/01/25	460,000	470,856
Various Purpose,
Series 2004, Insured: SYNC 5.250% 06/01/20	555,000	562,365
RI Providence
Series 2001 C,
Insured: FGIC 5.500% 01/15/13	1,890,000	2,091,587
RI Woonsocket
Series 2005,
Insured: AMBAC 4.250% 03/01/25	550,000	530,717
Local General Obligations Total		14,575,422
Special Non-Property Tax – 2.7%
RI Economic Development Corp.
Series 2000,
Insured: RAD 6.125% 07/01/20	1,850,000	1,831,426
RI Convention Center Authority Revenue
Series 2005 A,
Insured: FSA 5.000% 05/15/23	1,005,000	1,034,346
Special Non-Property Tax Total		2,865,772

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
State Appropriated – 2.0%
RI & Providence Plantations
Series 2005 A,
Insured: NPFGC 5.000% 10/01/19	1,200,000	1,261,560
RI Economic Development Corp.
Economic Development Revenue, East Greenwich Free Library Association,
Series 2004: 4.500% 06/15/14	245,000	239,385
5.750% 06/15/24	415,000	382,941
RI Health & Educational Building Corp.
Series 2007 B,
Insured: AMBAC 4.250% 05/15/19	250,000	257,165
State Appropriated Total		2,141,051
State General Obligations – 5.2%
RI & Providence Plantations
Series 2005 A,
Insured: FSA 5.000% 08/01/17	2,000,000	2,255,160
Series 2006 A,
Insured: FSA 4.500% 08/01/20	2,000,000	2,134,020
Series 2006 C,
Insured: NPFGC 5.000% 11/15/18	1,000,000	1,118,220
State General Obligations Total		5,507,400
Tax-Backed Total		34,234,803
Transportation – 7.3%
Airports – 3.0%
RI Economic Development Corp.
Rhode Island Airport Corp.,
Series 2008 C, Insured: AGO 5.000% 07/01/17	2,245,000	2,495,205
Series 1998 B,
Insured: FSA 5.000% 07/01/23	685,000	690,165
Airports Total		3,185,370
Transportation – 4.3%
RI Economic Development Corp.
Grant Anticipation Note, Rhode Island Department Transportation,
Series 2003 C, Insured: FSA 5.000% 06/15/14	2,225,000	2,419,621

	Par ($)	Value ($)
Series 2009,
Insured: AGO 5.250% 06/15/21	2,000,000	2,190,980
Transportation Total		4,610,601
Transportation Total		7,795,971
Utilities – 6.6%
Municipal Electric – 0.7%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1998 EE,
Insured: NPFGC 5.250% 07/01/15	500,000	504,280
Series 2003 NN,
Insured: NPFGC 5.250% 07/01/19	215,000	226,223
Municipal Electric Total		730,503
Water & Sewer – 5.9%
RI Bristol County Water Authority Revenue
Series 1997 A,
Insured: NPFGC 5.000% 07/01/16	500,000	501,345
RI Kent County Water Authority
Series 2002 A,
Insured: NPFGC: 5.000% 07/15/15	750,000	813,622
5.000% 07/15/16	1,265,000	1,372,310
RI Narragansett Bay Commission Wastewater System Revenue
Series 2005 A,
Insured: NPFGC 5.000% 08/01/26	2,500,000	2,558,750
RI Narragansett Bay Commission
Series 2007 A,
Insured: NPFGC 5.000% 02/01/32	1,000,000	1,007,180
Water & Sewer Total		6,253,207
Utilities Total		6,983,710
Total Municipal Bonds (cost of $99,627,229)		103,491,218

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2009

Investment Companies – 1.7%
	Shares	Value ($)
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.170%) (b)(c)	948,880	948,880
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.110%)	871,566	871,566
Total Investment Companies (cost of $1,820,446)		1,820,446
Total Investments – 98.9% (cost of $101,447,675) (d)		105,311,664
Other Assets & Liabilities, Net – 1.1%		1,188,889
Net Assets – 100.0%		106,500,553

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Investments in affiliates during the year ended October 31, 2009:

Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.170%).
Shares as of 10/31/08:	—
Shares purchased:	16,029,131
Shares sold:	(15,080,251)
Shares as of 10/31/09:	948,880
Net realized gain/loss:	$—
Dividend income earned:	$3,280
Value at end of period:	$948,880

(c)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d)  Cost for federal income tax purposes is $101,399,464.

The following table summarizes the inputs used, as of October 31, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$103,491,218	$—	$103,491,218
Total Investment Companies	1,820,446	—	—	1,820,446
Total Investments	$1,820,446	$103,491,218	$—	$105,311,664

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	32.2
Education	21.1
Refunded/Escrowed	15.3
Transportation	7.3
Utilities	6.6
Pool/Bond Bank	5.3
Housing	3.8
Health Care	3.0
Other	1.5
Tobacco	1.1
97.2
Investment Companies	1.7
Other Assets & Liabilities, Net	1.1
100.0

Acronym	Name
AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

RAD	Radian Asset Assurance, Inc.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities – Columbia Tax-Exempt Bond Funds
October 31, 2009

	($)	($)	($)
	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Assets
Unaffiliated investments, at identified cost	231,643,581	2,436,405,793	327,479,051
Affiliated investments, at identified cost	2,339,181	15,716,386	2,917,706
Total investments, at identified cost	233,982,762	2,452,122,179	330,396,757
Unaffiliated investments, at value	238,088,880	2,484,924,980	341,258,975
Affiliated investments, at value	2,339,181	15,716,386	2,917,706
Total investments, at value	240,428,061	2,500,641,366	344,176,681
Cash	446	698	42
Receivable for:
Investments sold	—	18,897,381	—
Fund shares sold	57,605	1,852,530	220,170
Interest	3,010,491	35,456,988	4,506,985
Expense reimbursement due from investment advisor	30,598	—	58,187
Trustees' deferred compensation plan	22,103	115,126	30,293
Prepaid expenses	713	25,598	1,108
Total Assets	243,550,017	2,556,989,687	348,993,466
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	4,081,825	42,067,996	—
Fund shares repurchased	27,225	2,784,115	62,348
Distributions	605,870	7,064,977	830,757
Investment advisory fee	98,021	879,277	142,703
Administration fee	13,682	143,841	19,919
Pricing and bookkeeping fees	10,791	32,015	13,258
Transfer agent fee	6,413	60,172	3,344
Trustees' fees	263	205,474	999
Audit fee	35,901	40,700	35,900
Custody fee	2,298	10,641	2,767
Distribution and service fees	10,843	25,785	14,491
Chief compliance officer expenses	44	104	47
Trustees' deferred compensation plan	22,103	115,126	30,293
Other liabilities	10,544	42,245	16,291
Total Liabilities	4,925,823	53,472,468	1,173,117
Net Assets	238,624,194	2,503,517,219	347,820,349
Net Assets Consist of
Paid-in capital	233,061,375	2,463,457,776	334,599,706
Undistributed net investment income	110,411	1,640,134	53,828
Accumulated net realized loss	(992,891)	(10,099,878)	(613,109)
Net unrealized appreciation on investments	6,445,299	48,519,187	13,779,924
Net Assets	238,624,194	2,503,517,219	347,820,349

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Assets
Unaffiliated investments, at identified cost	74,392,548	303,302,227	100,498,795
Affiliated investments, at identified cost	2,087,016	2,168,911	948,880
Total investments, at identified cost	76,479,564	305,471,138	101,447,675
Unaffiliated investments, at value	76,531,327	314,529,291	104,362,784
Affiliated investments, at value	2,087,016	2,168,911	948,880
Total investments, at value	78,618,343	316,698,202	105,311,664
Cash	58	107	530
Receivable for:
Investments sold	—	4,163,461	—
Fund shares sold	53,075	559,522	172,805
Interest	937,552	4,325,553	1,424,698
Expense reimbursement due from investment advisor	35,166	65,993	30,024
Trustees' deferred compensation plan	15,149	20,509	19,213
Prepaid expenses	232	7,254	394
Total Assets	79,659,575	325,840,601	106,959,328
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,065,630	4,114,360	—
Fund shares repurchased	13,055	80,381	40,865
Distributions	185,749	810,852	299,402
Investment advisory fee	32,086	131,354	43,641
Administration fee	4,479	18,335	6,091
Pricing and bookkeeping fees	9,813	12,829	7,829
Transfer agent fee	1,900	2,069	1,397
Trustees' fees	79	373	113
Audit fee	31,199	33,200	31,200
Custody fee	1,799	2,910	670
Distribution and service fees	5,123	7,740	1,644
Chief compliance officer expenses	44	56	41
Trustees' deferred compensation plan	15,149	20,509	19,213
Other liabilities	8,210	12,763	6,669
Total Liabilities	1,374,315	5,247,731	458,775
Net Assets	78,285,260	320,592,870	106,500,553
Net Assets Consist of
Paid-in capital	76,309,939	311,441,554	102,789,806
Undistributed net investment income	8,750	112,524	27,117
Accumulated net realized loss	(172,208)	(2,188,272)	(180,359)
Net unrealized appreciation on investments	2,138,779	11,227,064	3,863,989
Net Assets	78,285,260	320,592,870	106,500,553

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Columbia Tax-Exempt Bond Funds
October 31, 2009

	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Class A
Net assets	$10,862,968	$85,641,584	$16,049,149
Shares outstanding	1,016,508	8,381,855	1,513,243
Net asset value per share (a)	$10.69	$10.22	$10.61
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$11.05	$10.56	$10.97
Class B
Net assets	$1,995,310	$5,293,875	$1,222,113
Shares outstanding	186,699	518,122	115,231
Net asset value and offering price per share (a)	$10.69	$10.22	$10.61
Class C
Net assets	$8,046,921	$17,304,279	$8,859,147
Shares outstanding	752,945	1,693,586	835,305
Net asset value and offering price per share (a)	$10.69	$10.22	$10.61
Class T
Net assets	$16,888,733	$10,462,224	$39,221,201
Shares outstanding	1,580,272	1,023,957	3,698,147
Net asset value per share (a)	$10.69	$10.22	$10.61
Maximum sales charge	4.75%	4.75%	4.75%
Maximum offering price per share (b)	$11.22	$10.73	$11.14
Class Z
Net assets	$200,830,262	$2,384,815,257	$282,468,739
Shares outstanding	18,791,831	233,408,772	26,633,771
Net asset value, offering and redemption price per share	$10.69	$10.22	$10.61

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Class A
Net assets	$4,974,262	$8,451,786	$2,432,108
Shares outstanding	491,913	718,535	218,447
Net asset value per share (a)	$10.11	$11.76	$11.13
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.45	$12.16	$11.50
Class B
Net assets	$1,205,120	$1,453,076	$282,118
Shares outstanding	119,179	123,533	25,338
Net asset value and offering price per share (a)	$10.11	$11.76	$11.13
Class C
Net assets	$4,622,771	$5,861,049	$1,604,939
Shares outstanding	457,187	498,294	144,150
Net asset value and offering price per share (a)	$10.11	$11.76	$11.13
Class T
Net assets	$3,725,909	$11,666,915	$8,759,737
Shares outstanding	368,477	991,881	786,780
Net asset value per share (a)	$10.11	$11.76	$11.13
Maximum sales charge	4.75%	4.75%	4.75%
Maximum offering price per share (b)	$10.61	$12.35	$11.69
Class Z
Net assets	$63,757,198	$293,160,044	$93,421,651
Shares outstanding	6,305,385	24,923,400	8,390,892
Net asset value, offering and redemption price per share	$10.11	$11.76	$11.13

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Tax-Exempt Bond Funds
For the Year Ended October 31, 2009

	($)	($)	($)
	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Investment Income
Interest	9,366,007	107,235,781	13,765,077
Dividends	23,793	235,418	13,637
Dividends from affiliates	9,497	111,915	10,882
Total Investment Income	9,399,297	107,583,114	13,789,596
Expenses
Investment advisory fee	1,091,965	10,049,028	1,610,500
Administration fee	152,420	1,638,608	224,799
Distribution fee:
Class B	18,197	37,679	10,423
Class C	52,195	99,971	47,375
Service fee:
Class A	33,616	160,061	39,310
Class B	6,066	11,594	3,474
Class C	17,398	30,748	15,788
Shareholder service fee—Class T	26,408	15,947	58,747
Pricing and bookkeeping fees	92,354	225,008	110,446
Transfer agent fee	33,012	649,065	28,295
Trustees' fees	24,592	138,434	30,827
Custody fee	12,857	55,442	13,677
Registration fees	38,694	55,958	39,354
Audit fee	44,613	47,804	42,538
Chief compliance officer expenses	656	1,545	696
Other expenses	79,142	385,605	98,831
Total Expenses	1,724,185	13,602,497	2,375,080
Fees waived or expenses reimbursed by investment advisor	(353,794)	(201,056)	(407,124)
Fees waived by distributor—Class C	(24,357)	(69,183)	(22,104)
Expense reductions	(1,760)	(4,778)	(1,423)
Net Expenses	1,344,274	13,327,480	1,944,429
Net Investment Income	8,055,023	94,255,634	11,845,167
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(492,173)	(3,339,214)	(297,655)
Net change in unrealized appreciation (depreciation) on investments	13,832,643	148,190,263	22,331,983
Net Gain	13,340,470	144,851,049	22,034,328
Net Increase Resulting from Operations	21,395,493	239,106,683	33,879,495

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Investment Income
Interest	3,111,058	12,627,600	4,908,550
Dividends	13,575	8,638	3,039
Dividends from affiliates	9,314	18,366	3,280
Total Investment Income	3,133,947	12,654,604	4,914,869
Expenses
Investment advisory fee	350,495	1,447,859	525,720
Administration fee	48,923	202,097	73,382
Distribution fee:
Class B	9,739	11,757	2,382
Class C	26,601	27,844	9,149
Service fee:
Class A	10,489	14,234	7,394
Class B	3,245	3,919	794
Class C	8,865	9,281	3,051
Shareholder service fee—Class T	5,583	17,583	—
Pricing and bookkeeping fees	65,150	105,046	68,705
Transfer agent fee	14,826	28,390	8,199
Trustees' fees	17,526	29,256	19,468
Custody fee	7,909	12,593	7,036
Registration fees	35,128	40,015	39,115
Audit fee	37,864	39,364	45,212
Chief compliance officer expenses	597	707	608
Other expenses	51,535	95,880	51,690
Total Expenses	694,475	2,085,825	861,905
Fees waived or expenses reimbursed by investment advisor	(239,649)	(389,875)	(254,908)
Fees waived by distributor—Class C	(12,410)	(12,994)	(4,268)
Expense reductions	(255)	(514)	(200)
Net Expenses	442,161	1,682,442	602,529
Net Investment Income	2,691,786	10,972,162	4,312,340
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(73,736)	(1,264,724)	(35,554)
Net change in unrealized appreciation (depreciation) on investments	4,073,699	20,051,345	6,301,420
Net Gain	3,999,963	18,786,621	6,265,866
Net Increase Resulting from Operations	6,691,749	29,758,783	10,578,206

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Tax-Exempt Bond Funds

Increase (Decrease) in Net Assets	Columbia Connecticut Intermediate Municipal Bond Fund		Columbia Intermediate Municipal Bond Fund		Columbia Massachusetts Intermediate Municipal Bond Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	8,055,023	7,183,576	94,255,634	97,023,128	11,845,167	12,236,550
Net realized gain (loss) on investments and futures contracts	(492,173)	(151,110)	(3,339,214)	(1,608,297)	(297,655)	(215,302)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	13,832,643	(11,312,779)	148,190,263	(152,317,172)	22,331,983	(14,469,234)
Net increase (decrease) resulting from operations	21,395,493	(4,280,313)	239,106,683	(56,902,341)	33,879,495	(2,447,986)
Distributions to Shareholders
From net investment income:
Class A	(450,639)	(185,224)	(2,933,217)	(3,212,569)	(519,720)	(314,030)
Class B	(63,278)	(77,931)	(175,510)	(220,033)	(35,883)	(43,078)
Class C	(204,367)	(174,326)	(530,626)	(403,945)	(182,209)	(124,485)
Class T	(607,460)	(700,158)	(395,429)	(471,517)	(1,342,105)	(1,488,651)
Class Z	(6,716,949)	(6,041,271)	(90,216,298)	(92,703,384)	(9,752,336)	(10,255,310)
From net realized gains:
Class A	—	—	—	—	—	(2,176)
Class B	—	—	—	—	—	(493)
Class C	—	—	—	—	—	(1,189)
Class T	—	—	—	—	—	(12,944)
Class Z	—	—	—	—	—	(81,124)
Total distributions to shareholders	(8,042,693)	(7,178,910)	(94,251,080)	(97,011,448)	(11,832,253)	(12,323,480)
Net Capital Stock Transactions	17,891,268	49,942,836	(59,743,337)	242,880,150	10,919,161	20,163,292
Increase from regulatory settlements	—	—	15,125	—	—	—
Total increase (decrease) in net assets	31,244,068	38,483,613	85,127,391	88,966,361	32,966,403	5,391,826
Net Assets
Beginning of period	207,380,126	168,896,513	2,418,389,828	2,329,423,467	314,853,946	309,462,120
End of period	238,624,194	207,380,126	2,503,517,219	2,418,389,828	347,820,349	314,853,946
Undistributed net investment income at end of period	110,411	110,661	1,640,134	1,687,001	53,828	53,337

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia New Jersey Intermediate Municipal Bond Fund		Columbia New York Intermediate Municipal Bond Fund		Columbia Rhode Island Intermediate Municipal Bond Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	2,691,786	2,634,878	10,972,162	8,477,341	4,312,340	4,694,216
Net realized gain (loss) on investments and futures contracts	(73,736)	(25,725)	(1,264,724)	171,381	(35,554)	87,227
Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,073,699	(3,624,737)	20,051,345	(14,173,089)	6,301,420	(5,799,586)
Net increase (decrease) resulting from operations	6,691,749	(1,015,584)	29,758,783	(5,524,367)	10,578,206	(1,018,143)
Distributions to Shareholders
From net investment income:
Class A	(146,448)	(120,967)	(193,342)	(125,808)	(110,020)	(98,502)
Class B	(35,839)	(35,740)	(41,787)	(46,205)	(9,340)	(10,936)
Class C	(109,078)	(89,601)	(110,077)	(66,602)	(39,745)	(29,824)
Class T	(134,487)	(164,338)	(411,917)	(460,687)	(361,856)	(405,504)
Class Z	(2,261,741)	(2,221,145)	(10,203,987)	(7,763,230)	(3,778,397)	(4,140,499)
From net realized gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class T	—	—	—	—	—	—
Class Z	—	—	—	—	—	—
Total distributions to shareholders	(2,687,593)	(2,631,791)	(10,961,110)	(8,462,532)	(4,299,358)	(4,685,265)
Net Capital Stock Transactions	8,081,346	4,365,783	9,784,444	156,314,790	(12,753,431)	2,055,992
Increase from regulatory settlements	—	—	—	—	—	—
Total increase (decrease) in net assets	12,085,502	718,408	28,582,117	142,327,891	(6,474,583)	(3,647,416)
Net Assets
Beginning of period	66,199,758	65,481,350	292,010,753	149,682,862	112,975,136	116,622,552
End of period	78,285,260	66,199,758	320,592,870	292,010,753	106,500,553	112,975,136
Undistributed net investment income at end of period	8,750	12,045	112,524	105,523	27,117	33,654

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Connecticut Intermediate Municipal Bond Fund				Columbia Intermediate Municipal Bond Fund
	Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	405,219	4,244,909	1,185,308	12,291,366	2,387,216	24,001,620	762,780	7,762,097
Distributions reinvested	12,785	135,265	4,962	51,874	170,633	1,709,779	173,229	1,747,705
Redemptions	(606,123)	(6,438,933)	(227,141)	(2,261,436)	(2,300,100)	(22,642,655)	(1,610,469)	(16,315,353)
Net increase (decrease)	(188,119)	(2,058,759)	963,129	10,081,804	257,749	3,068,744	(674,460)	(6,805,551)
Class B
Subscriptions	15,429	160,451	21,982	231,632	118,032	1,165,454	88,019	893,475
Distributions reinvested	3,235	34,050	3,865	40,566	9,143	91,486	11,362	114,716
Redemptions	(83,321)	(883,798)	(34,946)	(367,132)	(219,857)	(2,187,645)	(284,480)	(2,885,009)
Net decrease	(64,657)	(689,297)	(9,099)	(94,934)	(92,682)	(930,705)	(185,099)	(1,876,818)
Class C
Subscriptions	205,202	2,176,753	180,356	1,891,276	691,693	6,924,435	449,462	4,531,183
Distributions reinvested	9,422	99,381	9,221	96,685	25,982	260,876	13,458	135,457
Redemptions	(78,486)	(829,845)	(42,709)	(452,885)	(336,932)	(3,375,628)	(178,240)	(1,794,071)
Net increase	136,138	1,446,289	146,868	1,535,076	380,743	3,809,683	284,680	2,872,569
Class T
Subscriptions	9,086	94,195	3,148	33,324	10,647	106,415	3,613	36,386
Distributions reinvested	36,984	389,682	42,273	443,744	31,960	319,889	37,544	379,009
Redemptions	(202,016)	(2,122,037)	(168,431)	(1,773,397)	(140,315)	(1,398,136)	(208,373)	(2,091,503)
Net decrease	(155,946)	(1,638,160)	(123,010)	(1,296,329)	(97,708)	(971,832)	(167,216)	(1,676,108)
Class Z
Subscriptions	5,818,292	61,114,833	5,907,090	62,290,945	50,746,846	505,763,698	33,179,886	336,944,459
Proceeds received in connection with merger	—	—	—	—	—	—	36,795,116	374,435,646
Distributions reinvested	19,180	201,904	28,221	296,980	470,049	4,704,407	436,777	4,405,036
Redemptions	(3,856,922)	(40,485,542)	(2,189,985)	(22,870,706)	(58,121,757)	(575,187,332)	(46,154,154)	(465,419,083)
Net increase (decrease)	1,980,550	20,831,195	3,745,326	39,717,219	(6,904,862)	(64,719,227)	24,257,625	250,366,058

See Accompanying Notes to Financial Statements.

	Columbia Massachusetts Intermediate Municipal Bond Fund
	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,282,523	13,459,991	746,892	7,714,968
Distributions reinvested	40,530	424,695	23,747	243,505
Redemptions	(1,015,055)	(10,675,957)	(233,450)	(2,432,020)
Net increase (decrease)	307,998	3,208,729	537,189	5,526,453
Class B
Subscriptions	11,902	126,007	8,569	88,446
Distributions reinvested	2,437	25,464	3,201	32,942
Redemptions	(44,490)	(464,998)	(25,799)	(262,951)
Net decrease	(30,151)	(313,527)	(14,029)	(141,563)
Class C
Subscriptions	474,966	5,005,078	88,218	919,403
Distributions reinvested	10,473	110,155	6,745	69,379
Redemptions	(57,720)	(603,162)	(53,759)	(557,837)
Net increase	427,719	4,512,071	41,204	430,945
Class T
Subscriptions	43,452	458,691	50,579	529,883
Distributions reinvested	100,026	1,046,355	114,142	1,174,651
Redemptions	(251,063)	(2,617,394)	(462,260)	(4,732,706)
Net decrease	(107,585)	(1,112,348)	(297,539)	(3,028,172)
Class Z
Subscriptions	4,735,509	49,585,669	5,714,637	59,383,887
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	35,326	368,506	34,748	358,484
Redemptions	(4,365,772)	(45,329,939)	(4,124,569)	(42,366,742)
Net increase (decrease)	405,063	4,624,236	1,624,816	17,375,629

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia New Jersey Intermediate Municipal Bond Fund				Columbia New York Intermediate Municipal Bond Fund
	Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	243,991	2,429,810	142,658	1,422,795	505,381	5,839,572	570,779	6,634,385
Distributions reinvested	11,084	110,606	9,696	96,369	10,827	125,608	5,051	57,658
Redemptions	(130,819)	(1,295,924)	(83,059)	(831,945)	(178,567)	(2,036,606)	(357,353)	(4,064,654)
Net increase (decrease)	124,256	1,244,492	69,295	687,219	337,641	3,928,574	218,477	2,627,389
Class B
Subscriptions	26,683	263,413	22,224	224,718	20,131	229,804	8,981	103,898
Distributions reinvested	2,627	26,188	2,575	25,611	2,177	25,103	2,402	27,485
Redemptions	(30,538)	(305,025)	(28,859)	(287,414)	(35,083)	(406,546)	(31,378)	(359,454)
Net increase (decrease)	(1,228)	(15,424)	(4,060)	(37,085)	(12,775)	(151,639)	(19,995)	(228,071)
Class C
Subscriptions	198,665	1,986,065	60,462	598,624	310,595	3,624,543	110,495	1,263,805
Distributions reinvested	5,310	53,060	4,178	41,581	6,228	72,131	4,122	47,085
Redemptions	(17,129)	(172,998)	(102,793)	(1,035,802)	(58,753)	(687,170)	(49,371)	(573,490)
Net increase (decrease)	186,846	1,866,127	(38,153)	(395,597)	258,070	3,009,504	65,246	737,400
Class T
Subscriptions	1,072	10,700	820	8,210	6,973	80,110	3,412	39,214
Distributions reinvested	11,742	116,938	14,320	142,504	27,508	317,260	31,007	354,764
Redemptions	(47,174)	(462,865)	(112,202)	(1,133,079)	(87,403)	(1,005,333)	(166,051)	(1,898,291)
Net decrease	(34,360)	(335,227)	(97,062)	(982,365)	(52,922)	(607,963)	(131,632)	(1,504,313)
Class Z
Subscriptions	2,037,952	20,181,627	1,522,626	15,296,862	7,038,673	80,899,423	3,628,383	41,630,556
Proceeds received in connection with merger	—	—	—	—	—	—	12,980,728	149,608,565
Distributions reinvested	9,035	90,223	9,733	97,004	98,497	1,133,982	63,950	729,833
Redemptions	(1,511,173)	(14,950,472)	(1,030,214)	(10,300,255)	(6,895,445)	(78,427,437)	(3,292,910)	(37,286,569)
Net increase (decrease)	535,814	5,321,378	502,145	5,093,611	241,725	3,605,968	13,380,151	154,682,385

See Accompanying Notes to Financial Statements.

	Columbia Rhode Island Intermediate Municipal Bond Fund
	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	38,275	412,636	221,465	2,462,390
Distributions reinvested	8,994	98,384	8,407	91,495
Redemptions	(137,327)	(1,500,072)	(23,685)	(254,858)
Net increase (decrease)	(90,058)	(989,052)	206,187	2,299,027
Class B
Subscriptions	231	2,527	9,848	108,599
Distributions reinvested	403	4,423	372	4,057
Redemptions	(4,445)	(50,156)	(8,521)	(92,835)
Net increase (decrease)	(3,811)	(43,206)	1,699	19,821
Class C
Subscriptions	62,236	681,349	21,192	235,053
Distributions reinvested	1,782	19,616	1,224	13,350
Redemptions	(7,056)	(75,624)	(9,937)	(106,856)
Net increase (decrease)	56,962	625,341	12,479	141,547
Class T
Subscriptions	7,072	75,796	4,397	48,210
Distributions reinvested	23,056	252,812	26,726	292,153
Redemptions	(99,563)	(1,102,004)	(157,222)	(1,730,642)
Net decrease	(69,435)	(773,396)	(126,099)	(1,390,279)
Class Z
Subscriptions	440,871	4,877,187	1,061,333	11,690,278
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	11,608	127,128	12,550	137,290
Redemptions	(1,515,384)	(16,577,433)	(989,737)	(10,841,692)
Net increase (decrease)	(1,062,905)	(11,573,118)	84,146	985,876

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.06		$10.62		$10.76	$10.69	$11.04
Income from Investment Operations:
Net investment income (a)	0.35		0.37		0.36	0.36	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.63		(0.55)		(0.15)	0.07	(0.35)
Total from investment operations	0.98		(0.18)		0.21	0.43	0.02
Less Distributions to Shareholders:
From net investment income	(0.35)		(0.38)		(0.35)	(0.36)	(0.37)
Net Asset Value, End of Period	$10.69		$10.06		$10.62	$10.76	$10.69
Total return (b)	9.87	%(c)	(1.80	)%(c)	2.03%	4.13%	0.15	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.78%		0.75%		1.06%	1.00%	0.94%
Waiver/Reimbursement	0.16%		0.21%		—	—	—	%(e)
Net investment income (d)	3.35%		3.55%		3.35%	3.41%	3.38%
Portfolio turnover rate	12%		4%		10%	10%	9%
Net assets, end of period (000s)	$10,863		$12,115		$2,566	$7,586	$10,701

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.06		$10.62		$10.76	$10.69	$11.04
Income from Investment Operations:
Net investment income (a)	0.28		0.30		0.28	0.28	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	0.62		(0.56)		(0.15)	0.07	(0.35)
Total from investment operations	0.90		(0.26)		0.13	0.35	(0.06)
Less Distributions to Shareholders:
From net investment income	(0.27)		(0.30)		(0.27)	(0.28)	(0.29)
Net Asset Value, End of Period	$10.69		$10.06		$10.62	$10.76	$10.69
Total return (b)	9.05	%(c)	(2.52	)%(c)	1.27%	3.35%	(0.60	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.53%		1.50%		1.81%	1.75%	1.69%
Waiver/Reimbursement	0.16%		0.21%		—	—	—	%(e)
Net investment income (d)	2.62%		2.86%		2.58%	2.66%	2.63%
Portfolio turnover rate	12%		4%		10%	10%	9%
Net assets, end of period (000s)	$1,995		$2,528		$2,767	$3,941	$5,039

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.06	$10.62	$10.76	$10.69	$11.04
Income from Investment Operations:
Net investment income (a)	0.31	0.34	0.31	0.32	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.63	(0.56)	(0.14)	0.07	(0.35)
Total from investment operations	0.94	(0.22)	0.17	0.39	(0.03)
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.34)	(0.31)	(0.32)	(0.32)
Net Asset Value, End of Period	$10.69	$10.06	$10.62	$10.76	$10.69
Total return (b)(c)	9.43%	(2.18)%	1.63%	3.72%	(0.25)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.18%	1.15%	1.46%	1.40%	1.34%
Waiver/Reimbursement	0.51%	0.56%	0.35%	0.35%	0.35%
Net investment income (d)	2.94%	3.20%	2.93%	3.01%	2.98%
Portfolio turnover rate	12%	4%	10%	10%	9%
Net assets, end of period (000s)	$8,047	$6,203	$4,993	$6,436	$8,780

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.06		$10.62		$10.76	$10.69	$11.04
Income from Investment Operations:
Net investment income (a)	0.36		0.39		0.37	0.37	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.63		(0.56)		(0.15)	0.07	(0.35)
Total from investment operations	0.99		(0.17)		0.22	0.44	0.03
Less Distributions to Shareholders:
From net investment income	(0.36)		(0.39)		(0.36)	(0.37)	(0.38)
Net Asset Value, End of Period	$10.69		$10.06		$10.62	$10.76	$10.69
Total return (b)	9.98	%(c)	(1.68	)%(c)	2.14%	4.23%	0.25	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.68%		0.65%		0.96%	0.90%	0.84%
Waiver/Reimbursement	0.16%		0.21%		—	—	—	%(e)
Net investment income (d)	3.46%		3.71%		3.43%	3.51%	3.48%
Portfolio turnover rate	12%		4%		10%	10%	9%
Net assets, end of period (000s)	$16,889		$17,461		$19,753	$22,676	$25,418

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.06		$10.62		$10.76	$10.69	$11.04
Income from Investment Operations:
Net investment income (a)	0.38		0.41		0.38	0.39	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.63		(0.56)		(0.14)	0.07	(0.35)
Total from investment operations	1.01		(0.15)		0.24	0.46	0.04
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.41)		(0.38)	(0.39)	(0.39)
Net Asset Value, End of Period	$10.69		$10.06		$10.62	$10.76	$10.69
Total return (b)	10.14	%(c)	(1.53	)%(c)	2.29%	4.39%	0.40	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.53%		0.50%		0.81%	0.75%	0.69%
Waiver/Reimbursement	0.16%		0.21%		—	—	—	%(e)
Net investment income (d)	3.60%		3.86%		3.58%	3.65%	3.63%
Portfolio turnover rate	12%		4%		10%	10%	9%
Net assets, end of period (000s)	$200,830		$169,072		$138,817	$138,865	$134,144

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2009	2008	2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$9.62	$10.22	$10.39	$10.31	$10.72
Income from Investment Operations:
Net investment income (b)	0.37	0.38	0.38	0.38	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.60	(0.60)	(0.17)	0.10	(0.33)
Total from investment operations	0.97	(0.22)	0.21	0.48	0.05
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.38)	(0.38)	(0.38)	(0.39)
From net realized gains	—	—	—	(0.02)	(0.07)
Total distributions to shareholders	(0.37)	(0.38)	(0.38)	(0.40)	(0.46)
Increase from regulatory settlements	— (c)	—	—	—	—
Net Asset Value, End of Period	$10.22	$9.62	$10.22	$10.39	$10.31
Total return (d)(e)	10.19%	(2.25)%	2.08%	4.76%	0.45%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.73%	0.70%	0.70%	0.70%	0.81%
Waiver/Reimbursement	0.01%	0.02%	0.02%	0.05%	0.01%
Net investment income (f)	3.66%	3.76%	3.72%	3.74%	3.67%
Portfolio turnover rate	23%	14%	25%	18%	21%
Net assets, end of period (000s)	$85,642	$78,126	$89,905	$102,899	$70,711

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less then $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2009	2008	2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$9.62	$10.22	$10.39	$10.31	$10.72
Income from Investment Operations:
Net investment income (b)	0.30	0.32	0.32	0.32	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.60	(0.60)	(0.18)	0.09	(0.34)
Total from investment operations	0.90	(0.28)	0.14	0.41	(0.02)
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.32)	(0.31)	(0.31)	(0.32)
From net realized gains	—	—	—	(0.02)	(0.07)
Total distributions to shareholders	(0.30)	(0.32)	(0.31)	(0.33)	(0.39)
Increase from regulatory settlements	— (c)	—	—	—	—
Net Asset Value, End of Period	$10.22	$9.62	$10.22	$10.39	$10.31
Total return (d)(e)	9.48%	(2.88)%	1.42%	4.09%	(0.20)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.38%	1.35%	1.35%	1.35%	1.46%
Waiver/Reimbursement	0.01%	0.02%	0.02%	0.05%	0.01%
Net investment income (f)	3.03%	3.11%	3.07%	3.10%	3.02%
Portfolio turnover rate	23%	14%	25%	18%	21%
Net assets, end of period (000s)	$5,294	$5,874	$8,133	$12,203	$7,040

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less then $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2009	2008	2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$9.62	$10.22	$10.39	$10.31	$10.72
Income from Investment Operations:
Net investment income (b)	0.35	0.36	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	0.60	(0.60)	(0.17)	0.10	(0.33)
Total from investment operations	0.95	(0.24)	0.19	0.46	0.03
Less Distributions to Shareholders:
From net investment income	(0.35)	(0.36)	(0.36)	(0.36)	(0.37)
From net realized gains	—	—	—	(0.02)	(0.07)
Total distributions to shareholders	(0.35)	(0.36)	(0.36)	(0.38)	(0.44)
Increase from regulatory settlements	— (c)	—	—	—	—
Net Asset Value, End of Period	$10.22	$9.62	$10.22	$10.39	$10.31
Total return (d)(e)	9.97%	(2.45)%	1.88%	4.55%	0.25%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.93%	0.90%	0.90%	0.90%	1.01%
Waiver/Reimbursement	0.46%	0.47%	0.47%	0.50%	0.46%
Net investment income (f)	3.45%	3.56%	3.52%	3.55%	3.47%
Portfolio turnover rate	23%	14%	25%	18%	21%
Net assets, end of period (000s)	$17,304	$12,625	$10,506	$11,796	$8,318

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less then $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2009	2008	2007 (a)	2006	2005 (b)
Net Asset Value, Beginning of Period	$9.62	$10.22	$10.39	$10.31	$10.72
Income from Investment Operations:
Net investment income (c)	0.37	0.39	0.39	0.39	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.60	(0.60)	(0.17)	0.10	(0.34)
Total from investment operations	0.97	(0.21)	0.22	0.49	0.05
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.39)	(0.39)	(0.39)	(0.39)
From net realized gains	—	—	—	(0.02)	(0.07)
Total distributions to shareholders	(0.37)	(0.39)	(0.39)	(0.41)	(0.46)
Increase from regulatory settlements	— (d)	—	—	—	—
Net Asset Value, End of Period	$10.22	$9.62	$10.22	$10.39	$10.31
Total return (e)(f)	10.25%	(2.20)%	2.14%	4.81%	0.50%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.68%	0.65%	0.65%	0.65%	0.76%
Waiver/Reimbursement	0.01%	0.02%	0.02%	0.05%	0.01%
Net investment income (g)	3.72%	3.81%	3.77%	3.80%	3.72%
Portfolio turnover rate	23%	14%	25%	18%	21%
Net assets, end of period (000s)	$10,462	$10,786	$13,170	$14,998	$17,261

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2009	2008	2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$9.62	$10.22	$10.39	$10.31	$10.72
Income from Investment Operations:
Net investment income (b)	0.39	0.40	0.40	0.40	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.60	(0.60)	(0.17)	0.10	(0.33)
Total from investment operations	0.99	(0.20)	0.23	0.50	0.07
Less Distributions to Shareholders:
From net investment income	(0.39)	(0.40)	(0.40)	(0.40)	(0.41)
From net realized gains	—	—	—	(0.02)	(0.07)
Total distributions to shareholders	(0.39)	(0.40)	(0.40)	(0.42)	(0.48)
Increase from regulatory settlements	— (c)	—	—	—	—
Net Asset Value, End of Period	$10.22	$9.62	$10.22	$10.39	$10.31
Total return (d)(e)	10.41%	(2.05)%	2.29%	4.97%	0.65%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.53%	0.50%	0.50%	0.50%	0.61%
Waiver/Reimbursement	0.01%	0.02%	0.02%	0.05%	0.01%
Net investment income (f)	3.87%	3.96%	3.92%	3.94%	3.87%
Portfolio turnover rate	23%	14%	25%	18%	21%
Net assets, end of period (000s)	$2,384,815	$2,310,978	$2,207,710	$2,331,279	$2,063,124

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$9.90		$10.35		$10.50	$10.49	$10.87
Income from Investment Operations:
Net investment income (a)	0.35		0.36		0.34	0.35	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.71		(0.44)		(0.14)	0.09	(0.35)
Total from investment operations	1.06		(0.08)		0.20	0.44	0.02
Less Distributions to Shareholders:
From net investment income	(0.35)		(0.37)		(0.34)	(0.35)	(0.37)
From net realized gains	—		—	(b)	(0.01)	(0.08)	(0.03)
Total distributions to shareholders	(0.35)		(0.37)		(0.35)	(0.43)	(0.40)
Net Asset Value, End of Period	$10.61		$9.90		$10.35	$10.50	$10.49
Total return (c)	10.78	%(d)	(0.88	)%(d)	2.00%	4.33%	0.18	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.78%		0.75%		0.99%	0.95%	0.91%
Waiver/Reimbursement	0.12%		0.17%		—	—	—	%(f)
Net investment income (e)	3.30%		3.51%		3.29%	3.39%	3.43%
Portfolio turnover rate	8%		10%		15%	18%	15%
Net assets, end of period (000s)	$16,049		$11,936		$6,914	$7,603	$8,332

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$9.90		$10.35		$10.50	$10.49	$10.87
Income from Investment Operations:
Net investment income (a)	0.27		0.29		0.26	0.27	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	0.71		(0.45)		(0.13)	0.09	(0.35)
Total from investment operations	0.98		(0.16)		0.13	0.36	(0.06)
Less Distributions to Shareholders:
From net investment income	(0.27)		(0.29)		(0.27)	(0.27)	(0.29)
From net realized gains	—		—	(b)	(0.01)	(0.08)	(0.03)
Total distributions to shareholders	(0.27)		(0.29)		(0.28)	(0.35)	(0.32)
Net Asset Value, End of Period	$10.61		$9.90		$10.35	$10.50	$10.49
Total return (c)	9.96	%(d)	(1.61	)%(d)	1.24%	3.55%	(0.57	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.53%		1.50%		1.74%	1.70%	1.66%
Waiver/Reimbursement	0.12%		0.17%		—	—	—	%(f)
Net investment income (e)	2.59%		2.78%		2.55%	2.64%	2.67%
Portfolio turnover rate	8%		10%		15%	18%	15%
Net assets, end of period (000s)	$1,222		$1,440		$1,650	$2,496	$3,220

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.90	$10.35	$10.50	$10.49	$10.87
Income from Investment Operations:
Net investment income (a)	0.30	0.32	0.30	0.31	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.72	(0.44)	(0.14)	0.09	(0.34)
Total from investment operations	1.02	(0.12)	0.16	0.40	(0.02)
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.33)	(0.30)	(0.31)	(0.33)
From net realized gains	—	— (b)	(0.01)	(0.08)	(0.03)
Total distributions to shareholders	(0.31)	(0.33)	(0.31)	(0.39)	(0.36)
Net Asset Value, End of Period	$10.61	$9.90	$10.35	$10.50	$10.49
Total return (c)(d)	10.34%	(1.27)%	1.59%	3.91%	(0.22)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.18%	1.15%	1.39%	1.35%	1.31%
Waiver/Reimbursement	0.47%	0.52%	0.35%	0.35%	0.35%
Net investment income (e)	2.88%	3.13%	2.89%	2.99%	3.02%
Portfolio turnover rate	8%	10%	15%	18%	15%
Net assets, end of period (000s)	$8,859	$4,036	$3,792	$4,974	$6,866

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2009		2008		2007 (a)	2006	2005
Net Asset Value, Beginning of Period	$9.90		$10.35		$10.50	$10.49	$10.87
Income from Investment Operations:
Net investment income (b)	0.36		0.38		0.35	0.36	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.71		(0.45)		(0.13)	0.09	(0.35)
Total from investment operations	1.07		(0.07)		0.22	0.45	0.03
Less Distributions to Shareholders:
From net investment income	(0.36)		(0.38)		(0.36)	(0.36)	(0.38)
From net realized gains	—		—	(c)	(0.01)	(0.08)	(0.03)
Total distributions to shareholders	(0.36)		(0.38)		(0.37)	(0.44)	(0.41)
Net Asset Value, End of Period	$10.61		$9.90		$10.35	$10.50	$10.49
Total return (d)	10.89	%(e)	(0.77	)%(e)	2.10%	4.43%	0.28	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.68%		0.65%		0.89%	0.85%	0.81%
Waiver/Reimbursement	0.12%		0.17%		—	—	—	%(g)
Net investment income (f)	3.43%		3.63%		3.40%	3.49%	3.52%
Portfolio turnover rate	8%		10%		15%	18%	15%
Net assets, end of period (000s)	$39,221		$37,689		$42,468	$46,787	$54,474

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$9.90		$10.35		$10.50	$10.49	$10.87
Income from Investment Operations:
Net investment income (a)	0.37		0.39		0.37	0.38	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.71		(0.45)		(0.14)	0.09	(0.34)
Total from investment operations	1.08		(0.06)		0.23	0.47	0.05
Less Distributions to Shareholders:
From net investment income	(0.37)		(0.39)		(0.37)	(0.38)	(0.40)
From net realized gains	—		—	(b)	(0.01)	(0.08)	(0.03)
Total distributions to shareholders	(0.37)		(0.39)		(0.38)	(0.46)	(0.43)
Net Asset Value, End of Period	$10.61		$9.90		$10.35	$10.50	$10.49
Total return (c)	11.06	%(d)	(0.62	)%(d)	2.25%	4.59%	0.43	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.53%		0.50%		0.74%	0.70%	0.66%
Waiver/Reimbursement	0.12%		0.17%		—	—	—	%(f)
Net investment income (e)	3.58%		3.78%		3.55%	3.64%	3.67%
Portfolio turnover rate	8%		10%		15%	18%	15%
Net assets, end of period (000s)	$282,469		$259,753		$254,639	$250,224	$247,122

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$9.55		$10.08		$10.26	$10.23	$10.57
Income from Investment Operations:
Net investment income (a)	0.35		0.37		0.33	0.34	0.35
Net realized and unrealized gain (loss) on investments and futures contracts	0.56		(0.53)		(0.15)	0.10	(0.30)
Total from investment operations	0.91		(0.16)		0.18	0.44	0.05
Less Distributions to Shareholders:
From net investment income	(0.35)		(0.37)		(0.33)	(0.34)	(0.35)
From net realized gains	—		—		(0.03)	(0.07)	(0.04)
Total distributions to shareholders	(0.35)		(0.37)		(0.36)	(0.41)	(0.39)
Net Asset Value, End of Period	$10.11		$9.55		$10.08	$10.26	$10.23
Total return (b)	9.63	%(c)	(1.64	)%(c)	1.84%	4.41%	0.44	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.78%		0.75%		1.25%	1.18%	1.06%
Waiver/Reimbursement	0.33%		0.43%		—	—	—	%(e)
Net investment income (d)	3.49%		3.75%		3.28%	3.36%	3.33%
Portfolio turnover rate	10%		6%		6%	3%	14%
Net assets, end of period (000s)	$4,974		$3,512		$3,007	$2,472	$3,909

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$9.55		$10.08		$10.26	$10.23	$10.57
Income from Investment Operations:
Net investment income (a)	0.28		0.30		0.26	0.27	0.27
Net realized and unrealized gain (loss) on investments and futures contracts	0.55		(0.53)		(0.15)	0.09	(0.30)
Total from investment operations	0.83		(0.23)		0.11	0.36	(0.03)
Less Distributions to Shareholders:
From net investment income	(0.27)		(0.30)		(0.26)	(0.26)	(0.27)
From net realized gains	—		—		(0.03)	(0.07)	(0.04)
Total distributions to shareholders	(0.27)		(0.30)		(0.29)	(0.33)	(0.31)
Net Asset Value, End of Period	$10.11		$9.55		$10.08	$10.26	$10.23
Total return (b)	8.82	%(c)	(2.36	)%(c)	1.08%	3.63%	(0.30	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.53%		1.50%		2.00%	1.93%	1.81%
Waiver/Reimbursement	0.33%		0.43%		—	—	—	%(e)
Net investment income (d)	2.77%		3.01%		2.53%	2.62%	2.58%
Portfolio turnover rate	10%		6%		6%	3%	14%
Net assets, end of period (000s)	$1,205		$1,150		$1,254	$1,518	$1,873

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.55	$10.08	$10.26	$10.23	$10.57
Income from Investment Operations:
Net investment income (a)	0.31	0.34	0.29	0.30	0.30
Net realized and unrealized gain (loss) on investments and futures contracts	0.56	(0.54)	(0.15)	0.10	(0.29)
Total from investment operations	0.87	(0.20)	0.14	0.40	0.01
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.33)	(0.29)	(0.30)	(0.31)
From net realized gains	—	—	(0.03)	(0.07)	(0.04)
Total distributions to shareholders	(0.31)	(0.33)	(0.32)	(0.37)	(0.35)
Net Asset Value, End of Period	$10.11	$9.55	$10.08	$10.26	$10.23
Total return (b)(c)	9.20%	(2.02)%	1.44%	3.99%	0.04%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.18%	1.15%	1.65%	1.58%	1.46%
Waiver/Reimbursement	0.68%	0.78%	0.35%	0.35%	0.35%
Net investment income (d)	3.07%	3.36%	2.88%	2.96%	2.92%
Portfolio turnover rate	10%	6%	6%	3%	14%
Net assets, end of period (000s)	$4,623	$2,582	$3,108	$4,192	$4,590

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2009		2008		2007 (a)	2006	2005
Net Asset Value, Beginning of Period	$9.55		$10.08		$10.26	$10.23	$10.57
Income from Investment Operations:
Net investment income (b)	0.36		0.39		0.34	0.35	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	0.56		(0.54)		(0.14)	0.10	(0.30)
Total from investment operations	0.92		(0.15)		0.20	0.45	0.06
Less Distributions to Shareholders:
From net investment income	(0.36)		(0.38)		(0.35)	(0.35)	(0.36)
From net realized gains	—		—		(0.03)	(0.07)	(0.04)
Total distributions to shareholders	(0.36)		(0.38)		(0.38)	(0.42)	(0.40)
Net Asset Value, End of Period	$10.11		$9.55		$10.08	$10.26	$10.23
Total return (c)	9.75	%(d)	(1.53	)%(d)	1.94%	4.51%	0.55	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.68%		0.65%		1.15%	1.08%	0.96%
Waiver/Reimbursement	0.33%		0.43%		—	—	—	%(f)
Net investment income (e)	3.62%		3.85%		3.38%	3.46%	3.43%
Portfolio turnover rate	10%		6%		6%	3%	14%
Net assets, end of period (000s)	$3,726		$3,848		$5,037	$5,489	$6,484

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$9.55		$10.08		$10.26	$10.23	$10.57
Income from Investment Operations:
Net investment income (a)	0.37		0.40		0.36	0.37	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.56		(0.53)		(0.15)	0.09	(0.30)
Total from investment operations	0.93		(0.13)		0.21	0.46	0.07
Less Distributions to Shareholders:
From net investment income	(0.37)		(0.40)		(0.36)	(0.36)	(0.37)
From net realized gains	—		—		(0.03)	(0.07)	(0.04)
Total distributions to shareholders	(0.37)		(0.40)		(0.39)	(0.43)	(0.41)
Net Asset Value, End of Period	$10.11		$9.55		$10.08	$10.26	$10.23
Total return (b)	9.91	%(c)	(1.38	)%(c)	2.10%	4.67%	0.70	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.53%		0.50%		1.00%	0.93%	0.81%
Waiver/Reimbursement	0.33%		0.43%		—	—	—	%(e)
Net investment income (d)	3.76%		4.00%		3.52%	3.61%	3.58%
Portfolio turnover rate	10%		6%		6%	3%	14%
Net assets, end of period (000s)	$63,757		$55,108		$53,075	$50,453	$58,181

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$11.03		$11.54		$11.68	$11.61	$11.98
Income from Investment Operations:
Net investment income (a)	0.39		0.40		0.38	0.38	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.73		(0.51)		(0.14)	0.08	(0.36)
Total from investment operations	1.12		(0.11)		0.24	0.46	0.03
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.40)		(0.38)	(0.38)	(0.39)
From net realized gains	—		—		— (b)	(0.01)	(0.01)
Total distributions to shareholders	(0.39)		(0.40)		(0.38)	(0.39)	(0.40)
Net Asset Value, End of Period	$11.76		$11.03		$11.54	$11.68	$11.61
Total return (c)	10.30	%(d)	(1.02	)%(d)	2.12%	4.04%	0.22	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.78%		0.75%		1.07%	1.06%	0.97%
Waiver/Reimbursement	0.13%		0.18%		—	—	—	%(f)
Net investment income (e)	3.39%		3.44%		3.30%	3.30%	3.26%
Portfolio turnover rate	20%		9%		9%	4%	4%
Net assets, end of period (000s)	$8,452		$4,200		$1,874	$2,529	$2,858

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$11.03		$11.54		$11.68	$11.61	$11.98
Income from Investment Operations:
Net investment income (a)	0.31		0.32		0.30	0.30	0.30
Net realized and unrealized gain (loss) on investments and futures contracts	0.73		(0.51)		(0.14)	0.07	(0.36)
Total from investment operations	1.04		(0.19)		0.16	0.37	(0.06)
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.32)		(0.30)	(0.29)	(0.30)
From net realized gains	—		—		— (b)	(0.01)	(0.01)
Total distributions to shareholders	(0.31)		(0.32)		(0.30)	(0.30)	(0.31)
Net Asset Value, End of Period	$11.76		$11.03		$11.54	$11.68	$11.61
Total return (c)	9.49	%(d)	(1.74	)%(d)	1.36%	3.27%	(0.53	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.53%		1.50%		1.82%	1.81%	1.72%
Waiver/Reimbursement	0.13%		0.18%		—	—	—	%(f)
Net investment income (e)	2.67%		2.77%		2.55%	2.55%	2.52%
Portfolio turnover rate	20%		9%		9%	4%	4%
Net assets, end of period (000s)	$1,453		$1,503		$1,804	$2,965	$3,586

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.03	$11.54	$11.68	$11.61	$11.98
Income from Investment Operations:
Net investment income (a)	0.34	0.36	0.33	0.34	0.34
Net realized and unrealized gain (loss) on investments and futures contracts	0.74	(0.51)	(0.13)	0.07	(0.36)
Total from investment operations	1.08	(0.15)	0.20	0.41	(0.02)
Less Distributions to Shareholders:
From net investment income	(0.35)	(0.36)	(0.34)	(0.33)	(0.34)
From net realized gains	—	—	— (b)	(0.01)	(0.01)
Total distributions to shareholders	(0.35)	(0.36)	(0.34)	(0.34)	(0.35)
Net Asset Value, End of Period	$11.76	$11.03	$11.54	$11.68	$11.61
Total return (c)(d)	9.87%	(1.40)%	1.71%	3.63%	(0.18)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.18%	1.15%	1.47%	1.46%	1.37%
Waiver/Reimbursement	0.48%	0.53%	0.35%	0.35%	0.35%
Net investment income (e)	2.96%	3.09%	2.89%	2.91%	2.84%
Portfolio turnover rate	20%	9%	9%	4%	4%
Net assets, end of period (000s)	$5,861	$2,649	$2,019	$2,544	$3,360

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2009		2008		2007 (a)	2006	2005
Net Asset Value, Beginning of Period	$11.03		$11.54		$11.68	$11.61	$11.98
Income from Investment Operations:
Net investment income (b)	0.41		0.42		0.39	0.39	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.72		(0.52)		(0.14)	0.08	(0.36)
Total from investment operations	1.13		(0.10)		0.25	0.47	0.04
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.41)		(0.39)	(0.39)	(0.40)
From net realized gains	—		—		— (c)	(0.01)	(0.01)
Total distributions to shareholders	(0.40)		(0.41)		(0.39)	(0.40)	(0.41)
Net Asset Value, End of Period	$11.76		$11.03		$11.54	$11.68	$11.61
Total return (d)	10.42	%(e)	(0.90	)%(e)	2.22%	4.15%	0.32	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.68%		0.65%		0.97%	0.96%	0.87%
Waiver/Reimbursement	0.13%		0.18%		—	—	—	%(g)
Net investment income (f)	3.52%		3.62%		3.40%	3.41%	3.36%
Portfolio turnover rate	20%		9%		9%	4%	4%
Net assets, end of period (000s)	$11,667		$11,520		$13,575	$14,634	$17,943

(a)  On August 8, 2007 Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$11.03		$11.54		$11.68	$11.61	$11.98
Income from Investment Operations:
Net investment income (a)	0.42		0.42		0.41	0.41	0.42
Net realized and unrealized gain (loss) on investments and futures contracts	0.73		(0.50)		(0.14)	0.08	(0.36)
Total from investment operations	1.15		(0.08)		0.27	0.49	0.06
Less Distributions to Shareholders:
From net investment income	(0.42)		(0.43)		(0.41)	(0.41)	(0.42)
From net realized gains	—		—		— (b)	(0.01)	(0.01)
Total distributions to shareholders	(0.42)		(0.43)		(0.41)	(0.42)	(0.43)
Net Asset Value, End of Period	$11.76		$11.03		$11.54	$11.68	$11.61
Total return (c)	10.58	%(d)	(0.75	)%(d)	2.37%	4.30%	0.47	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.53%		0.50%		0.82%	0.81%	0.72%
Waiver/Reimbursement	0.13%		0.18%		—	—	—	%(f)
Net investment income (e)	3.66%		3.73%		3.55%	3.55%	3.51%
Portfolio turnover rate	20%		9%		9%	4%	4%
Net assets, end of period (000s)	$293,160		$272,139		$130,411	$119,457	$105,300

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.52		$11.05		$11.21	$11.20	$11.54
Income from Investment Operations:
Net investment income (a)	0.41		0.41		0.38	0.40	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.60		(0.53)		(0.15)	0.04	(0.33)
Total from investment operations	1.01		(0.12)		0.23	0.44	0.07
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.41)		(0.38)	(0.40)	(0.40)
From net realized gains	—		—		(0.01)	(0.03)	(0.01)
Total distributions to shareholders	(0.40)		(0.41)		(0.39)	(0.43)	(0.41)
Net Asset Value, End of Period	$11.13		$10.52		$11.05	$11.21	$11.20
Total return (b)	9.76	%(c)	(1.16	)%(c)	2.11%	3.98%	0.63	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.79%		0.75%		1.11%	1.02%	0.97%
Waiver/Reimbursement	0.23%		0.27%		—	—	—	%(e)
Net investment income (d)	3.74%		3.71%		3.44%	3.57%	3.50%
Portfolio turnover rate	13%		14%		11%	10%	12%
Net assets, end of period (000s)	$2,432		$3,247		$1,130	$979	$1,544

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.52		$11.05		$11.21	$11.20	$11.54
Income from Investment Operations:
Net investment income (a)	0.32		0.33		0.30	0.31	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.61		(0.53)		(0.15)	0.04	(0.32)
Total from investment operations	0.93		(0.20)		0.15	0.35	(0.01)
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.33)		(0.30)	(0.31)	(0.32)
From net realized gains	—		—		(0.01)	(0.03)	(0.01)
Total distributions to shareholders	(0.32)		(0.33)		(0.31)	(0.34)	(0.33)
Net Asset Value, End of Period	$11.13		$10.52		$11.05	$11.21	$11.20
Total return (b)	8.94	%(c)	(1.88	)%(c)	1.35%	3.21%	(0.12	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.54%		1.50%		1.86%	1.77%	1.72%
Waiver/Reimbursement	0.23%		0.27%		—	—	—	%(e)
Net investment income (d)	2.95%		3.00%		2.73%	2.82%	2.75%
Portfolio turnover rate	13%		14%		11%	10%	12%
Net assets, end of period (000s)	$282		$307		$303	$638	$899

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.52	$11.05	$11.21	$11.20	$11.54
Income from Investment Operations:
Net investment income (a)	0.36	0.37	0.34	0.35	0.35
Net realized and unrealized gain (loss) on investments and futures contracts	0.61	(0.53)	(0.15)	0.04	(0.32)
Total from investment operations	0.97	(0.16)	0.19	0.39	0.03
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.37)	(0.34)	(0.35)	(0.36)
From net realized gains	—	—	(0.01)	(0.03)	(0.01)
Total distributions to shareholders	(0.36)	(0.37)	(0.35)	(0.38)	(0.37)
Net Asset Value, End of Period	$11.13	$10.52	$11.05	$11.21	$11.20
Total return (b)(c)	9.32%	(1.54)%	1.70%	3.57%	0.23%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.19%	1.15%	1.51%	1.42%	1.37%
Waiver/Reimbursement	0.58%	0.62%	0.35%	0.35%	0.35%
Net investment income (d)	3.26%	3.35%	3.06%	3.17%	3.10%
Portfolio turnover rate	13%	14%	11%	10%	12%
Net assets, end of period (000s)	$1,605	$918	$825	$1,365	$1,487

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2009		2008		2007 (a)	2006	2005
Net Asset Value, Beginning of Period	$10.52		$11.05		$11.21	$11.20	$11.54
Income from Investment Operations:
Net investment income (b)	0.43		0.44		0.41	0.42	0.43
Net realized and unrealized gain (loss) on investments and futures contracts	0.61		(0.53)		(0.15)	0.04	(0.33)
Total from investment operations	1.04		(0.09)		0.26	0.46	0.10
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.44)		(0.41)	(0.42)	(0.43)
From net realized gains	—		—		(0.01)	(0.03)	(0.01)
Total distributions to shareholders	(0.43)		(0.44)		(0.42)	(0.45)	(0.44)
Net Asset Value, End of Period	$11.13		$10.52		$11.05	$11.21	$11.20
Total return (c)	10.03	%(d)	(0.89	)%(d)	2.36%	4.25%	0.88	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.54%		0.50%		0.86%	0.77%	0.72%
Waiver/Reimbursement	0.23%		0.27%		—	—	—	%(f)
Net investment income (e)	3.95%		4.00%		3.69%	3.81%	3.75%
Portfolio turnover rate	13%		14%		11%	10%	12%
Net assets, end of period (000s)	$8,760		$9,011		$10,852	$11,879	$12,284

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.52		$11.05		$11.21	$11.20	$11.54
Income from Investment Operations:
Net investment income (a)	0.43		0.44		0.41	0.42	0.43
Net realized and unrealized gain (loss) on investments and futures contracts	0.61		(0.53)		(0.15)	0.04	(0.33)
Total from investment operations	1.04		(0.09)		0.26	0.46	0.10
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.44)		(0.41)	(0.42)	(0.43)
From net realized gains	—		—		(0.01)	(0.03)	(0.01)
Total distributions to shareholders	(0.43)		(0.44)		(0.42)	(0.45)	(0.44)
Net Asset Value, End of Period	$11.13		$10.52		$11.05	$11.21	$11.20
Total return (b)	10.03	%(c)	(0.89	)%(c)	2.36%	4.25%	0.88	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.54%		0.50%		0.86%	0.77%	0.72%
Waiver/Reimbursement	0.23%		0.27%		—	—	—	%(e)
Net investment income (d)	3.95%		4.01%		3.69%	3.81%	3.75%
Portfolio turnover rate	13%		14%		11%	10%	12%
Net assets, end of period (000s)	$93,422		$99,493		$103,512	$103,708	$104,062

(a)  Per share data was calculated using the average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Tax-Exempt Bond Funds
October 31, 2009

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each, a "Fund", and collectively, the "Funds"):

Columbia Connecticut Intermediate Municipal Bond Fund ("Connecticut")

Columbia Intermediate Municipal Bond Fund ("Intermediate Municipal")

Columbia Massachusetts Intermediate Municipal Bond Fund ("Massachusetts")

Columbia New Jersey Intermediate Municipal Bond Fund ("New Jersey")

Columbia New York Intermediate Municipal Bond Fund ("New York")

Columbia Rhode Island Intermediate Municipal Bond Fund ("Rhode Island")

Investment Objectives

Each Fund, with the exception of Intermediate Municipal, seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the individual income tax of its state, as is consistent with relative stability of principal. Intermediate Municipal seeks current income exempt from federal income tax, consistent with preservation of principal. All Funds are non-diversified investment companies, except for Intermediate Municipal and New Jersey which are diversified investment companies.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, each Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other Columbia Funds.

Class A and Class T shares are subject to a maximum front-end sales charge of 3.25% and 4.75%, respectively, based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T and Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through December 18, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures except as disclosed in Note 4.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt

Columbia Tax-Exempt Bond Funds, October 31, 2009 (continued)

securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund

Columbia Tax-Exempt Bond Funds, October 31, 2009 (continued)

on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are declared and distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for distributions and amortization/accretion adjustments on debt securities were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
Connecticut	$(12,580)	$12,578	$2
Intermediate Municipal	(51,421)	66,546	(15,125)
Massachusetts	(12,423)	12,423	—
New Jersey	(7,488)	7,489	(1)
New York	(4,051)	4,051	—
Rhode Island	(19,519)	19,519	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Columbia Tax-Exempt Bond Funds, October 31, 2009 (continued)

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	October 31, 2009
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Connecticut	$8,042,693	$—	$—
Intermediate Municipal	94,030,243	220,837	—
Massachusetts	11,832,253	—	—
New Jersey	2,687,593	—	—
New York	10,961,110	—	—
Rhode Island	4,299,358	—	—
	October 31, 2008
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Connecticut	$7,178,910	$—	$—
Intermediate Municipal	96,828,789	182,659	—
Massachusetts	12,237,125	—	86,355
New Jersey	2,631,791	—	—
New York	8,426,813	35,719	—
Rhode Island	4,685,265	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
Connecticut	$721,106	$—	$—	$6,464,739
Intermediate Municipal	8,492,986	—	—	48,519,190
Massachusetts	870,667	—	—	13,826,167
New Jersey	197,420	—	—	2,153,574
New York	879,801	—	—	11,292,630
Rhode Island	300,477	—	—	3,912,200

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Columbia Tax-Exempt Bond Funds, October 31, 2009 (continued)

Unrealized appreciation and depreciation at October 31, 2009, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Connecticut	$7,699,408	$(1,234,669)	$6,464,739
Intermediate Municipal	97,979,290	(49,460,100)	48,519,190
Massachusetts	15,846,057	(2,019,890)	13,826,167
New Jersey	3,188,849	(1,035,275)	2,153,574
New York	12,705,964	(1,413,334)	11,292,630
Rhode Island	4,243,307	(331,107)	3,912,200

The following capital loss carryforwards, determined as of October 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2012	2013	2014	2015	2016	2017	Total
Connecticut	$—	$—	$—	$160,577	$254,849	$550,750	$966,176
Intermediate Municipal	—	1,549,704	183,686	1,157,101	3,404,128	3,520,399	9,815,018
Massachusetts	—	—	—	—	327,878	285,231	613,109
New Jersey	—	—	—	16,265	57,516	66,538	140,319
New York	92,115	580,517	131,725	89,191	—	1,269,982	2,163,530
Rhode Island	—	—	—	129,446	—	16,035	145,481

Of the capital loss carryforwards attributable to Intermediate Municipal, $1,733,390, (of which $1,549,704 and $183,686 will expire on October 31, 2013 and October 31, 2014, respectively) were acquired from fund mergers. The availability of a portion of the remaining capital loss carryforwards acquired from fund mergers may be limited in a given year.

Of the capital loss carryforwards attributable to New York, $804,357 (of which $92,115, $580,517 and $131,725 will expire on October 31, 2012, October 31, 2013 and October 31, 2014, respectively) were acquired from the merger with New York Intermediate-Term Tax-Exempt Fund (referenced in Note 11 below).

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America

Columbia Tax-Exempt Bond Funds, October 31, 2009 (continued)

Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets as follows:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.48%
$500 million to $1 billion	0.43%
$1 billion to $1.5 billion	0.40%
$1.5 billion to $3 billion	0.37%
$3 billion to $6 billion	0.36%
Over $6 billion	0.35%

For the year ended October 31, 2009, the effective investment advisory fee rates for each Fund, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Connecticut	0.48%
Intermediate Municipal	0.41%
Massachusetts	0.48%
New Jersey	0.48%
New York	0.48%
Rhode Island	0.48%

BOA entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective November 1, 2009, the annual rate will change to $22.36 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the

Columbia Tax-Exempt Bond Funds, October 31, 2009 (continued)

Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended October 31, 2009, there were no minimum account balance fees charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended October 31, 2009, the Distributor has retained net underwriting discounts on the sales of the Funds' Class A and Class T shares, and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C
Connecticut	$1,999	$22	$16,810	$4,348	$24
Intermediate Municipal	7,431	19	—	3,507	3,169
Massachusetts	3,132	192	24,420	1,002	1,024
New Jersey	1,672	67	—	1,232	118
New York	3,369	17	—	1,620	1,018
Rhode Island	214	204	7,304	300	—

The Funds have adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee		Service Fee
	Class B	Class C	Class A	Class B	Class C
Connecticut[1]	0.75%	0.75%	0.25%	0.25%	0.25%
Intermediate Municipal[2]	0.65%	0.65%	0.20%	0.20%	0.20%
Massachusetts[1]	0.75%	0.75%	0.25%	0.25%	0.25%
New Jersey[1]	0.75%	0.75%	0.25%	0.25%	0.25%
New York[1]	0.75%	0.75%	0.25%	0.25%	0.25%
Rhode Island[1]	0.75%	0.75%	0.25%	0.25%	0.25%

1  The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed 0.65% annually of average net assets. This arrangement may be modified or terminated by the Distributor at any time.

2  The Distributor has voluntarily agreed to waive a portion of Intermediate Municipal's Class C share distribution fees so that the combined distribution and service fees do not exceed 0.40% annually of average net assets. This arrangement may be modified or terminated by the Distributor at any time.

Columbia Tax-Exempt Bond Funds, October 31, 2009 (continued)

Shareholder Services Fee

Each Fund has adopted shareholder services plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The Funds may pay shareholder service fees up to a maximum of 0.40% of each Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services) but such fees will not exceed each Fund's net investment income attributable to Class T shares. Prior to October 29, 2008, the Funds were subject to a shareholder service fee up to a maximum of 0.50% of each Fund's average daily net assets attributed to Class T shares. Connecticut, Intermediate Municipal, Massachusetts, New Jersey and New York do not intend to pay more than 0.15% annually during the current fiscal year for Class T shareholder services fees. No fees were charged during the year ended October 31, 2009 under the Class T service plan with respect to Rhode Island.

Fee Waivers and Expense Reimbursements

Effective March 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Funds' expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, do not exceed 0.55% of each Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue these arrangements any time.

Prior to March 1, 2009, Columbia had contractually agreed to waive fees and/or reimburse each Fund for certain expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, would not exceed 0.50% annually of each Fund's average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fees" on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets.

Other

Each Fund may make daily investments of cash balances in affiliated open-ended investment companies, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, each Fund indirectly bears its proportionate share of the expenses of the fund in which it invests.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended October 31, 2009, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Connecticut	$1,760
Intermediate Municipal	4,778
Massachusetts	1,423
New Jersey	255
New York	514
Rhode Island	200

Columbia Tax-Exempt Bond Funds, October 31, 2009 (continued)

Note 6. Portfolio Information

For the year ended October 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Connecticut	$58,453,909	$25,878,532
Intermediate Municipal	538,183,364	552,070,207
Massachusetts	42,123,412	24,441,044
New Jersey	15,254,026	6,632,811
New York	64,987,795	57,914,324
Rhode Island	13,664,260	25,382,242

Note 7. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2009, the Funds did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of October 31, 2009, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Connecticut	80.8
Intermediate Municipal	88.7
Massachusetts	77.8
New Jersey	75.3
New York	82.2
Rhode Island	83.5

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 9. Regulatory Settlements with Third Parties

During the year ended October 31, 2009, Columbia Intermediate Municipal Bond Fund received payments totaling $15,125 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 10. Significant Risks and Contingencies

Non-Diversification Risk

Connecticut, Massachusetts, New York and Rhode Island are non-diversified funds, which generally mean that they may invest a greater percentage of their total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by these Funds could affect the overall value of such Funds more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, these Funds' value will likely be more volatile than the value of more diversified funds. These Funds may not operate as non-diversified funds at all times.

Geographic Concentration Risk

Each of Connecticut, Intermediate Municipal, Massachusetts, New Jersey, New York and Rhode Island had greater than 5% of its total net assets on October 31, 2009, invested in debt

Columbia Tax-Exempt Bond Funds, October 31, 2009 (continued)

obligations issued by its respective state and political subdivisions, agencies and public authorities, as well as in such obligations of Puerto Rico. The Funds are more susceptible to economic and political factors adversely affecting issuers of their respective state's and Puerto Rico's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

Each Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2009, private insurers who insured greater than 5% of the total net assets of the Funds were as follows:

Connecticut

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	15.4
Financial Security Assurance, Inc.	9.7
Financial Guaranty Insurance Co.	9.6
Ambac Assurance Corp.	8.0

Intermediate Municipal

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	14.3
Financial Security Assurance, Inc.	13.0
Ambac Assurance Corp.	6.9
Financial Guaranty Insurance Co.	5.3

Massachusetts

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	19.8
Financial Security Assurance, Inc.	12.9
Ambac Assurance Corp.	12.6

New Jersey

Insurer	% of Total Net Assets
Ambac Assurance Corp.	13.9
National Public Finance Guarantee Corp.	11.8
Financial Security Assurance, Inc.	11.4
Financial Guaranty Insurance Co.	10.6

New York

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	11.5
Financial Security Assurance, Inc.	10.2
Ambac Assurance Corp.	10.0

Rhode Island

Insurer	% of Total Net Assets
Financial Security Assurance, Inc.	27.7
National Public Finance Guarantee Corp.	18.1
Ambac Assurance Corp.	11.4
Syncora Guarantee, Inc.	7.6
Assured Guaranty Ltd.	6.3

At November 25, 2009, National Public Finance Guarantee Corp., Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, Inc., Syncora Guarantee, Inc. and Assured Guaranty Ltd. were rated by Standard & Poor's A, CC, Non Rated, AAA, R and AAA, respectively.

Tax Development Risk

Each Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Funds, you may be required to file an amended tax return as a result.

Columbia Tax-Exempt Bond Funds, October 31, 2009 (continued)

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Columbia Tax-Exempt Bond Funds, October 31, 2009 (continued)

Note 11. Business Combinations and Mergers

On May 5, 2008, Intermediate-Term Tax-Exempt Fund, a series of Excelsior Tax-Exempt Funds, Inc., merged into Columbia Intermediate Municipal Bond Fund. Columbia Intermediate Municipal Bond Fund received a tax-free transfer of assets from Intermediate-Term Tax-Exempt Fund as follows:

Class Z Shares Issued	Net Assets Received	Unrealized Appreciation*
36,795,116	$374,435,646	$1,901,189
Net Assets of Columbia Intermediate Municipal Bond Fund Prior to Combination	Net Assets of Intermediate- Term Tax-Exempt Fund Immediately Prior to Combination	Net Assets of Columbia Intermediate Municipal Bond Fund Immediately After Combination
$2,308,865,838	$374,435,646	$2,683,301,484

On May 5, 2008, New York Intermediate-Term Tax-Exempt Fund, a series of Excelsior Tax-Exempt Funds, Inc., merged into Columbia New York Intermediate Municipal Bond Fund. Columbia New York Intermediate Municipal Bond Fund received a tax-free transfer of assets from New York Intermediate-Term Tax-Exempt Fund as follows:

Class Z Shares Issued	Net Assets Received	Unrealized Appreciation*
12,980,728	$149,608,565	$1,194,768
Net Assets of Columbia New York Intermediate Municipal Bond Fund Prior to Combination	Net Assets of New York Intermediate- Term Tax-Exempt Fund Immediately Prior to Combination	Net Assets of Columbia New York Intermediate Municipal Bond Fund Immediately After Combination
$157,874,795	$149,608,565	$307,483,360

*  Unrealized appreciation is included in the Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund (constituting part of Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

Federal Income Tax Information (Unaudited)

Columbia Connecticut Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2009, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2009, 99.8% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Massachusetts Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2009, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia New Jersey Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2009, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia New York Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2009, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Rhode Island Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2009, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WRHambrecht + Co. (financial (investment company) service provider); BlackRock Kelso Capital Corporation

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each Fund through April 30, 2009 relative to that of a peer group selected by an independent third-party data provider for the purposes of performance comparisons. Specifically, Columbia Intermediate Municipal Bond Fund's performance was in the fourth quintile (where the best performance would be in the first quintile) for the one, three- and ten-year periods and in the third quintile for the five-year period; Columbia Connecticut Intermediate Municipal Bond Fund's performance was in the third quintile for the one-, three- and five-year periods and in the fourth quintile for the ten-year period; Columbia Massachusetts Intermediate Municipal Bond Fund's performance was in the second quintile for the one-year period, and in the third quintile for the three-, five- and ten-year periods; Columbia New Jersey Intermediate Municipal Bond Fund's performance was in the fourth quintile for the one-year period and in the third quintile for the three-, five- and ten-year periods; Columbia New York Intermediate Municipal Bond Fund's performance was in the third quintile for the one-, three-, five- and ten-year periods; and Columbia Rhode Island Intermediate Municipal Bond Fund's performance was in the third quintile for the one-, three-, five- and ten-year periods.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for purposes of expense comparisons. Specifically, Columbia Intermediate Municipal Bond Fund's total expenses were in the second quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile); Columbia Connecticut Intermediate Municipal Bond Fund's total expenses were in the second quintile and actual management fees were in the first quintile; Columbia Massachusetts Intermediate Municipal Bond Fund's total expenses were in the fourth quintile and actual management fees were in the first quintile; Columbia New Jersey Intermediate Municipal Bond Fund's total expenses were in the second quintile and actual management fees were in the first quintile; Columbia New York Intermediate Municipal Bond Fund's total expenses were in the fifth quintile and actual management fees were in the first quintile; and Columbia Rhode Island Intermediate Municipal Bond Fund's total expenses were in the second quintile and actual management fees were in the first quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

Summary of Management Fee Evaluation by
Independent Fee Consultant

[EXCERPTS FROM:] REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS

SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.   The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.   Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.   Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.   Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.   Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.   Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.   The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.   The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.   The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.   A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.   The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.   The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.   The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.   The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.   The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.   The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.   CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.   An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.   The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.   The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.   CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.   In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.   CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)   Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)   Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)   Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.   Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.   Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.   Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)   Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)   Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)   Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)   Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Tax-Exempt Bond Funds listed on the front cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

Columbia Tax-Exempt Bond Funds

Annual Report, October 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/26822-1009 (12/09) 09/97824

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the ten series of the registrant whose reports to stockholders are included in this annual filing.  Fee information for fiscal year ended October 31, 2008 also includes fees for two series that were merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$308,200	$308,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$46,000	$64,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the fiscal years ended October 31, 2009 and October 31, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$46,900	$65,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2008 also includes tax fees for agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended October 31, 2009 and October 31, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$1,147,400	$916,300

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2009 also includes fees for agreed upon procedures related to the sale of the long-term asset management business.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended October 31, 2009 and October 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2009 and October 31, 2008 are approximately as follows:

2009	2008
$1,240,300	$1,045,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	December 18, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	December 18, 2009